--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                   Chairperson's Letter     2

           MainStay California Tax Free Fund Highlights
                       and Portfolio Managers' Comments     4

                              Returns & Lipper Rankings     6

                               Year-by-Year Performance     7

            $10,000 Invested in the MainStay California
       Tax Free Fund Class A Shares vs. Lehman Brothers
                     Municipal Bond Index and Inflation     7

            $10,000 Invested in the MainStay California
       Tax Free Fund Class B Shares vs. Lehman Brothers
                     Municipal Bond Index and Inflation     7

                            Diversification of Holdings     8

                                      Quality Breakdown     8

                                   Financial Statements     9

                          Notes to Financial Statements     14

                      Report of Independent Accountants     20

                                     The MainStay Funds     22

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE APPEARS HERE]  Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995

During the year, municipal securities benefited from one of the strongest bond markets in history. Long-term Treasury bonds returned 30.1%, or more than six times their average annual total return for the previous 69 years.* While municipal bond gains were not as dramatic, investors in the MainStay /(R)/ California Tax Free Fund enjoyed the highest annual total returns since the Fund's inception.

In this context, we are pleased to report to you on the activities and investment results of the MainStay California Tax Free Fund for the twelve months ended December 31, 1995. Excluding all sales charges, the Fund earned 15.18% and 14.91% for Class A and Class B shares, respectively, for the period. Based on the three-year period from December 31, 1992, to December 31, 1995, the Fund received an overall four-star rating out of 770 funds in the municipal bond fund category from Morningstar, Inc./+/

Despite these positive results, the Fund's focus on its objective of providing a high level of current income -- exempt from regular federal income tax and California state personal income tax, consistent with the preservation of capital -- caused it to underperform the funds in its peer group, many of which focus on capital appreciation. For the twelve months ended December 31, 1995, the average Lipper/++/ California municipal debt fund earned 18.32%.

The possibility of a flat tax and concerns over Orange County's 1994 bankruptcy filing continued to cloud the municipal market in 1995. Nevertheless, municipal bonds remain one of the few tax-advantaged investments available to California residents, many of whom face some of the nation's highest state income taxes. Since the MainStay California Tax Free Fund seeks income that is substantially free of federal and California state income tax,/(S)/ we believe the Fund continues to represent an appropriate alternative for California investors seeking to keep more of what they earn.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.


/s/ Alice T. Kane

Alice T. Kane
January 1996


--------------------
  * Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

  + Morningstar, Inc. ratings reflect historic risk-adjusted performance taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) to 5 (high) stars are based on a fund's 3- and 5-year average annual returns with fee adjustments, and a risk factor relative to 3-month Treasury bill monthly returns. As of 12/31/95, the Fund's 3-year rating was 4 stars out of 770 funds in the municipal bond fund category. The Fund did not have a 5-year operating history as of 12/31/95 and was not eligible for a 5-year rating. Only 33% of the funds in an investment category may receive 4 or 5 stars. Ratings reflect Class A share performance only. The Fund's Class B shares, introduced 1/3/95, will not be rated by Morningstar until they have three years of operating history.

 ++ See footnote on page 6 for more information on Lipper Analytical Services, Inc.

(S) A small portion of income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

--------------------------------------------------------------------------------
MainStay California Tax Free Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

[ ] Highest annual total return in the Fund's history

[ ] Annual total return of 15.18% and 14.91% for Class A and Class B shares, respectively, excluding sales charges

[ ] Provided dividend income at a consistent level throughout the year


[PHOTO OF JAMES FLOOD AND RAVI AKHOURY APPEARS HERE]

Portfolio Managers -- James Flood
and Ravi Akhoury (left to right)


For the twelve months ended December 31, 1995, the MainStay California Tax Free Fund provided total returns, excluding sales charges, of 15.18% and 14.91% for Class A and Class B shares, respectively. These returns represented the highest annual performance for any year in the history of the Fund and reflected the outstanding performance investors experienced across all sectors of the bond markets.

These outstanding returns reflected unusually favorable market conditions which are unlikely to be repeated in 1996. Despite their strong rally, municipal bonds underperformed Treasury securities in 1995. This was partially due to concerns over the possibility of a flat tax, as well as a much higher supply of municipals than anticipated. At the same time, demand was substantially reduced as investors poured their money into the equity market.

The Fund's 1995 performance trailed the average Lipper California municipal debt fund, which returned 18.32% for the year. This was largely due to the Fund's focus on providing a high level of income, rather than seeking to lock in capital gains in a declining rate environment. During the first half of the year, the Fund emphasized high-coupon, short-maturity callable bonds to generate current income. Unfortunately, these securities do not perform as well as longer maturity issues when the market rallies sharply and suddenly, as it did more than once before the end of June. This hurt the Fund's performance relative to its peers.

During the second half of the year, we repositioned the portfolio with some longer-maturity, noncallable bonds, which helped increase the Fund's participation in the


Flat tax
--------------------------------------------------------------------------------
The basic idea that all income should be taxed at the same rate for all taxpayers, without deductions, exemptions (such as the tax-exempt dividends paid by the Fund), or tax credits that may give special advantages to certain taxpayers. Many variations on this general theme have been proposed.

Supply and demand
--------------------------------------------------------------------------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

Coupon
--------------------------------------------------------------------------------
The interest rate a fixed income security pays on an investment at par value (e.g. $1,000).

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

market rally. In the fourth quarter, the Fund's returns were more closely in line with those of its Lipper peer group, though still lagging slightly. Although current circumstances have changed, in 1995 our strategy allowed the Fund to maintain a consistent level of current income throughout the year, even as interest rates fell.

A major issue facing the municipal market was tax reform. Several proposals were discussed by a host of different sponsors, but no real reforms were implemented in the yet-to-be-resolved 1996 federal budget. We continue to believe that arguments against a flat tax are sufficiently strong to make its passage very unlikely. As just one example, state and local government financing costs would rise astronomically should the tax-favorable treatment of their bonds come to an end.

The California municipal bond market rebounded sharply in 1995, largely because it was more depressed than other states in 1994 after Orange County filed for bankruptcy. This incident was of particular concern to investors not only because the county was rated Aa, but also because many felt the county had the ability to meet its debt obligations, but simply lacked the moral conviction to do so. While some investors did lose money, an agreement was reached to extend the maturity of certain obligations, so most investors should eventually be made whole. While the California municipal market is still not back to full fiscal health, the situation appears to have stabilized.

Due to their relative underperformance in 1995, municipals are now at historically cheap levels versus Treasury bonds. At the beginning of 1995, a 30-year AAA-rated municipal bond was yielding close to 80% of a comparable Treasury bond. At year-end, the yield was closer to 90% of Treasuries. As a result, we believe prices are extremely attractive relative to available values. We are currently maintaining a portfolio duration that is neutral to the market and will, of course, continue to emphasize careful security selection among high-quality issues.[ ]



Maturity
--------------------------------------------------------------------------------
The termination date of an obligation or the length of time a fixed-income security is required to pay interest.

Duration
--------------------------------------------------------------------------------
A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *
--------------------------------------------------------------------------------------------------------------------
                                                                                                      Life of Fund
                                                     1 year                    5 years              through 12/31/95
--------------------------------------------------------------------------------------------------------------------
Class A                                              15.18%                      n/a                     7.48%
Class B                                              14.91%                      n/a                     7.42%
--------------------------------------------------------------------------------------------------------------------

Fund SEC returns*
--------------------------------------------------------------------------------------------------------------------
                                                                                                      Life of Fund
                                                     1 year                    5 years              through 12/31/95
--------------------------------------------------------------------------------------------------------------------
Class A                                              9.99%                       n/a                     6.32%
Class B                                              9.91%                       n/a                     7.05%
--------------------------------------------------------------------------------------------------------------------

Fund Lipper+ rankings and year-end Lipper category returns
---------------------------------------------------------------------------------------------------------------------
                                                                                                   Life of Fund/Class
                                                     1 year                    5 years              through 12/31/95
---------------------------------------------------------------------------------------------------------------------
Class A                                        81 out of 91 funds                n/a               33 out of 48 funds
Class B                                        85 out of 91 funds                n/a               85 out of 91 funds
Average Lipper CA muni debt fund                     18.32%                     8.34%                    7.77%
---------------------------------------------------------------------------------------------------------------------

Fund year-end per-share net asset values and distributions for 1995
-------------------------------------------------------------------------------------------------------------------
                                                  NAV 12/31/95                  Income               Capital Gains
-------------------------------------------------------------------------------------------------------------------
Class A                                              $9.95                     $0.4989                  $0.0000
Class B                                              $9.91                     $0.5171                  $0.0000
-------------------------------------------------------------------------------------------------------------------

-------------
 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested. Performance figures reflect the assumption of certain Fund expenses by the Fund's Administrator and Adviser. Had these expenses not been assumed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.

   Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%. Class B shares, first offered on 1/3/95, are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%. Performance figures for this Class include the historical performance of the respective Class A shares from inception (10/1/91) through 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures.

 + Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Class B shares were first offered to the public 1/3/95; Class A shares 10/1/91.

--------------------------------------------------------------------------------
Year-by-Year Performance*
--------------------------------------------------------------------------------

[GRAPH APPEARS HERE]

Year ended 12/31  Total Return %
91                  2.7
92                 7.79
93                12.71
94                -4.92
95 Class A        15.18
95 Class B        14.91

--------------------------------------------------------------------------------
$10,000 invested in MainStay California Tax Free Fund
vs. Lehman Brothers Municipal Bond Index and Inflation
--------------------------------------------------------------------------------

Class A Shares

[GRAPH APPEARS HERE]

           Lehman Brothers                California
Year-end   Muni Bond Index++ Inflation(s) Tax Free Fund
10/1/91    $10,000           $10,000      $9,550
     91     10,335            10,051       9,748
     92     11,246            10,343      10,510
     93     12,628            10,627      11,845
     94     11,975            10,911      11,267
     95     14,065            11,195      12,977

Class B Shares

[GRAPH APPEARS HERE]

           Lehman Brothers                California
Year-end   Muni Bond Index++ Inflation(s) Tax Free Fund
10/01/91   $10,000           $10,000      $10,000
      91    10,335            10,051       10,207
      92    11,246            10,343       11,005
      93    12,628            10,627       12,403
      94    11,975            10,911       11,798
      95    14,065            11,195       13,357

--------------------
    The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 2.0%, as it would apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) Results include reinvestment of all distributions at net asset value and the change in share price for the stated period.

 ++ The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gains distributions.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly-used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
Diversification of Holdings as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Revenue Transportation           24.6%
Revenue Utility--Water           16.3%
Revenue Utility--Energy          15.1%
Revenue Pollution Control--
  Resource Recovery               9.9%
Revenue Hospital--Healthcare      9.4%
Other                            24.7%

--------------------------------------------------------------------------------
Quality Breakdown as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA                             52.9%
AA                              12.2%
A                               20.3%
BBB                             10.3%
Cash & Equivalents               4.3%

           Bond ratings provided by Standard & Poor's Corporation.
                        See the prospectus for details.
                 Note: actual percentages will vary over time

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                         Principal
                                                           Amount      Value
                                                      -------------------------

LONG-TERM MUNICIPAL BONDS (95.7%)+
CALIFORNIA (70.5%)
California General Obligation
 7.00%, due 8/1/09.....................................  $  250,000 $   298,125
California Housing Finance Agency Revenue Home
 Mortgage, Series C
 8.30%, due 8/1/19 (a).................................      45,000      47,081
California Pollution Control Financing Authority
 Revenue
 Atlantic Richfield Co. Project
 9.125%, due 11/1/04...................................   1,000,000   1,037,160
 Pacific Gas & Electric Co.
 Series A
 8.20%, due 12/1/18....................................     900,000     964,125
 Series B
 8.875%, due 1/1/10 (a)................................     750,000     828,750
California State Veterans
 General Obligation, Series AW
 7.70%, due 4/1/12 (a).................................     880,000     949,300
California Statewide Community Development Corp.
 7.00%, due 9/1/09.....................................     300,000     327,750
Eden Township Hospital District Revenue
 7.40%, due 11/1/19....................................     770,000     795,025
Foothill-Eastern Transportation Corridor Agency, Toll
 Road Revenue, Series A
 5.00%, due 1/1/35.....................................   1,100,000     932,250
Los Angeles California Harbor Department Revenue
 8.70%, due 9/1/15.....................................     540,000     555,250
Los Angeles County California Metropolitan
 Transportation Authority Sales Tax Revenue, Series A
 5.00%, due 7/1/25.....................................   1,050,000     998,813
Los Angeles County California Parking Authority
 Community Sales Tax Revenue
 8.00%, due 7/1/16.....................................   1,000,000   1,077,500
Los Angeles County California Transportation Commission
 Sales Tax Revenue, Series A
 7.40%, due 7/1/15.....................................     400,000     442,000
Metropolitan Water District of Southern California
 Water Revenue, Series A
 5.50%, due 7/1/25.....................................   1,000,000   1,005,000

-------
+ Percentages indicated are based on Fund net assets.

                                                         Principal
                                                          Amount       Value
                                                     --------------------------

CALIFORNIA (CONTINUED)
Oakland California Revenue, Series A
 7.60%, due 8/1/21....................................  $ 1,050,000 $ 1,155,000
Riverside California Hospital Revenue Riverside
 Community Hospital, Series A
 6.75%, due 11/1/15...................................      515,000     515,000
Sacramento California Municipal Utilities District
 Electric Revenue
 6.25%, due 8/15/10...................................      500,000     556,875
San Francisco California City & County Sewer Revenue,
 Series B
 (zero coupon), due 10/1/08...........................    1,400,000     719,250
San Jose-Santa Clara California Clean Water Financing
 Authority Sewer Revenue, Series A
 5.375%, due 11/15/20.................................    1,000,000     992,500
South Coast Air Quality Management District Building
 Corp. California Revenue Series B
 (zero coupon), due 8/1/06............................      500,000     295,625
Southern California Public Power Authority Mead-
 Phoenix Transmission Project Revenue, Series A
 4.875%, due 7/1/20...................................      940,000     875,375
                                                                    -----------
                                                                     15,367,754
                                                                    -----------
PUERTO RICO (25.2%)
Puerto Rico Commonwealth Aqueduct & Sewer Authority
 Revenue, Series A
 7.875%, due 7/1/17...................................      750,000     832,500
Puerto Rico Commonwealth General Obligation
 3.00%, due 7/1/06....................................    1,000,000     826,250
Puerto Rico Commonwealth Highway Authority Revenue,
 Series W
 5.50%, due 7/1/13....................................      750,000     779,062
Puerto Rico Electric Power Authority Revenue, Series L
 8.375%, due 7/1/07...................................      825,000     895,125
Puerto Rico Industrial Medical & Environmental
 Pollution Control Facilities Financing Authority
 Revenue Upjohn Company Project
 7.50%, due 12/1/23...................................    1,000,000   1,103,750
Puerto Rico Public Building Authority Revenue,
 Guaranteed Government Facilities, Series A
 6.25%, due 7/1/13....................................      500,000     567,500

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------


                                                   Principal
                                                     Amount       Value
                                             ---------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
PUERTO RICO (CONTINUED)
University of Puerto Rico
 University Revenue, Series N
 (zero coupon), due 6/1/10........................ $  995,000  $   472,625
                                                               -----------
                                                                 5,476,812
                                                               -----------
Total Long-Term Municipal Bonds
 (Cost $20,395,503)...............................              20,844,566
                                                               -----------
SHORT-TERM INVESTMENT (1.8%)
California Health Facilities Financing Authority
 Revenue
 5.90%, due 7/1/09 (b)............................    400,000      400,000
                                                               -----------
Total Short-Term Investment (Cost $400,000).......                 400,000
                                                               -----------
Total Investments
 (Cost $20,795,503) (c)...........................       97.5%  21,244,566 (d)
Cash and Other Assets, Less Liabilities...........        2.5      543,266
                                                   ----------  -----------
Net Assets........................................      100.0% $21,787,832
                                                   ==========  ===========

-------
(a) Interest on these securities is subject to alternative minimum tax.
(b) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1995 net unrealized appreciation was $449,063, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $646,078 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $197,015.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $20,795,503)....................................  $21,244,566
Cash..............................................................       87,694
Receivables:
 Interest.........................................................      437,496
 Fund shares sold.................................................       91,803
Unamortized organization expense
 (Note 2).........................................................        6,559
Other assets......................................................           20
                                                                    -----------
  Total assets....................................................   21,868,138
                                                                    -----------
LIABILITIES:
Payables:
 NYLIFE Distributors..............................................        7,217
 Custodian........................................................        6,445
 Transfer agent...................................................        5,529
 Adviser..........................................................        2,299
 Trustees.........................................................          216
Accrued expenses..................................................       33,970
Dividend payable..................................................       24,630
                                                                    -----------
  Total liabilities...............................................       80,306
                                                                    -----------
Net assets........................................................  $21,787,832
                                                                    ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A..........................................................  $    19,919
 Class B..........................................................        1,980
Additional paid-in capital........................................   21,424,766
Accumulated undistributed net investment income...................       28,449
Accumulated net realized loss on investments......................     (136,345)
Unrealized appreciation on investments............................      449,063
                                                                    -----------
Net assets........................................................  $21,787,832
                                                                    ===========
CLASS A
Net assets applicable to outstanding shares.......................  $19,825,084
                                                                    ===========
Shares of beneficial interest outstanding.........................    1,991,937
                                                                    ===========
Net asset value per share outstanding.............................  $      9.95
Maximum sales charge (4.50% of offering price)....................         0.47
                                                                    -----------
Maximum offering price per share outstanding......................  $     10.42
                                                                    ===========
CLASS B
Net assets applicable to outstanding shares.......................  $ 1,962,748
                                                                    ===========
Shares of beneficial interest outstanding.........................      198,040
                                                                    ===========
Net asset value per share outstanding.............................  $      9.91
                                                                    ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Interest..........................................................  $1,218,434
                                                                     ----------
Expenses: (Note 2)
 Administration (Note 3)...........................................      46,809
 Advisory (Note 3).................................................      46,809
 Service (Note 3)..................................................      46,809
 Shareholder communication.........................................      32,284
 Transfer agent....................................................      29,219
 Custodian.........................................................      19,758
 Auditing..........................................................      14,911
 Amortization of organization expense..............................       8,771
 Legal.............................................................       4,624
 Registration......................................................       4,058
 Distribution--Class B (Note 3)....................................       1,963
 Trustees..........................................................         828
 Miscellaneous.....................................................      10,371
                                                                     ----------
  Total expenses before reimbursement..............................     267,214
Expense reimbursement from Adviser and Administrator (Note 3)......     (33,690)
                                                                     ----------
  Net expenses.....................................................     233,524
                                                                     ----------
Net investment income..............................................     984,910
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
 Security transactions.............................................     364,797
 Futures transactions..............................................      28,288
                                                                     ----------
Net realized gain on investments...................................     393,085
Net change in unrealized depreciation on investments...............   1,299,698
                                                                     ----------
Net realized and unrealized gain on investments....................   1,692,783
                                                                     ----------
Net increase in net assets resulting from operations...............  $2,677,693
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       September 1
                                          Year ended     through    Year ended
                                          December 31  December 31   August 31
                                             1995         1994*        1994
                                          -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income..................  $   984,910  $   309,236  $   908,222
 Net realized gain (loss) on
  investments...........................      393,085     (369,997)    (139,505)
 Net change in unrealized appreciation
  (depreciation) on investments.........    1,299,698     (482,396)    (786,307)
                                          -----------  -----------  -----------
 Net increase (decrease) in net assets
  resulting from operations.............    2,677,693     (543,157)     (17,590)
                                          -----------  -----------  -----------
Dividends and distributions to
 shareholders:
 From net investment income:
   Class A..............................     (933,088)    (312,180)    (886,933)
   Class B..............................      (50,283)         --           --
 From net realized gain on investments:
   Class A..............................          --           --      (494,612)
                                          -----------  -----------  -----------
  Total dividends and distributions to
   shareholders.........................     (983,371)    (312,180)  (1,381,545)
                                          -----------  -----------  -----------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A..............................    2,897,464      551,231    6,023,147
   Class B..............................    1,997,817          --           --
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A..............................      500,698      168,870      707,881
   Class B..............................       41,776          --           --
                                          -----------  -----------  -----------
                                            5,437,755      720,101    6,731,028
 Cost of shares redeemed:
   Class A..............................   (1,874,383)    (554,070)  (2,578,165)
   Class B..............................     (136,962)         --           --
                                          -----------  -----------  -----------
  Increase in net assets derived from
   capital share transactions...........    3,426,410      166,031    4,152,863
                                          -----------  -----------  -----------
  Net increase (decrease) in net assets.    5,120,732     (689,306)   2,753,728
NET ASSETS:
Beginning of period.....................   16,667,100   17,356,406   14,602,678
                                          -----------  -----------  -----------
End of period...........................  $21,787,832  $16,667,100  $17,356,406
                                          ===========  ===========  ===========
Accumulated undistributed net investment
 income.................................  $    28,449  $    26,940  $    29,884
                                          ===========  ===========  ===========

-------
*The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                   Class A
                                                ------------------------------------------------
                          Class A    Class B    September 1   Year Ended
                          --------   --------     through      August 31      October 1, 1991(a)
                             Year ended         December 31 ----------------       through
                          December 31, 1995        1994*     1994     1993     August 31, 1992
                          -------------------   ----------- -------  -------  ------------------
Net asset value at
 beginning of period....  $    9.10  $   9.10     $  9.57   $ 10.38  $  9.90       $  9.55
                          ---------  --------     -------   -------  -------       -------
Net investment income...       0.50      0.52        0.17      0.53     0.55          0.45
Net realized and
 unrealized gain (loss)
 on investments.........       0.85      0.81       (0.47)    (0.51)    0.64          0.30
                          ---------  --------     -------   -------  -------       -------
Total from investment
 operations.............       1.35      1.33       (0.30)     0.02     1.19          0.75
                          ---------  --------     -------   -------  -------       -------
Less dividends and
 distributions:
Dividends from net
 investment income......      (0.50)    (0.52)      (0.17)   (0.52)    (0.59)        (0.40)
Distributions from net
 realized gain on
 investments............        --        --          --     (0.31)    (0.12)          --
                          ---------  --------     -------   -------  -------       -------
Total dividends and
 distributions..........      (0.50)    (0.52)      (0.17)    (0.83)   (0.71)        (0.40)
                          ---------  --------     -------   -------  -------       -------
Net asset value at end
 of period..............  $    9.95  $   9.91     $  9.10   $  9.57  $ 10.38       $  9.90
                          =========  ========     =======   =======  =======       =======
Total investment return
 (b)....................      15.18%    14.91%      (3.11%)    0.12%   12.58%         8.02%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..        5.3%      5.1%        5.5%+     5.4%     5.6%          5.6%+
 Net expenses...........       1.24%     1.49%       0.99%+    0.99%    0.99%         0.99%+
 Expenses (before
  reimbursement)........        1.4%      1.7%        1.2%+     1.1%     1.2%          1.6%+
Portfolio turnover rate.        107%      107%         24%       96%     154%           87%
Net assets at end of
 period (in 000's)......  $  19,825    $1,963     $16,667   $17,356  $14,603       $10,085

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Commencement of operations.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the California Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares, whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be sub-ject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribu-tion fee rates. Each class of shares bears distribution and/or service fee pay-ments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the California Tax Free Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securi-

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ties which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regu-lar close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The California Tax Free Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio. This practice is known as hedging.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their con-tracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The California Tax Free Fund intends to de-clare and pay dividends monthly.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                     THE MAINSTAY CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call. Dis-counts are accreted when required by Federal tax regulations.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organ-ization and registration amounted to $44,749 for the California Tax Free Fund. Such costs are being amortized over 60 months beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund, which were purchased by NYLIFE Securities Inc. are redeemed, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

CONCENTRATION OF CREDIT RISK. The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California and the Commonwealth of Puerto Rico.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of 0.25% of the average daily net assets of the Fund.

The Adviser and the Administrator have voluntarily agreed to reimburse the ex-penses for the California Tax Free Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B shares respectively, of the average daily net assets. The expense reimbursement to the Fund for the year ended December 31, 1995 was $33,690.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will re-duce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most re-strictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

--------------------------------------------------------------------------------
                     THE MAINSTAY CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $57,181 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $718.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1995, NYLIFE Securities and NYLIFE Distributors held shares of Class A with a net asset value of $99,500 and $4,481,929, respective-ly.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $412.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $1,250 for the year ended December 31, 1995.

NOTE 4 -- FEDERAL INCOME TAX:

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards of $136,345 are available to the extent provided by regulations to offset future realized gains of the Fund through 2002. To the extent that these loss carryforwards are used to offset future capital gains, it is proba-ble that the capital gains so offset will not be distributed to shareholders. The Fund utilized $168,365 of capital loss carryforward during the current year.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $23,732 and $19,415, respectively.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                           Year Ended      through   Year Ended
                                           December 31   December 31 August 31
                                              1995          1994*       1994
                                         --------------- ----------- ----------
                                         Class A Class B        Class A
                                         ------- ------- ----------------------
Shares sold.............................   304     208        60        600
Shares issued in reinvestment of divi-
 dends and distributions................    52       4        18         72
                                           ---     ---       ---        ---
                                           356     212        78        672
Shares redeemed.........................   196      14        60        265
                                           ---     ---       ---        ---
Net increase............................   160     198        18        407
                                           ===     ===       ===        ===

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay California Tax Free Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (here-after referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

                      This page intentionally left blank

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------


GROWTH FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD       HOW IT INVESTS                            CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Invests primarily in common stocks        You want your investments to grow
Capital Appreciation Fund    GRAPH INDICATING  of companies in expanding markets         and are willing to accept a higher
                             RISK/REWARD       with strong growth potential              level of risk for higher return potential
                             OF FUND]
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Invests in a portfolio that tracks        You seek a conservative way to partici-
Equity Index Fund            GRAPH INDICATING  the makeup and returns of the             pate in the growth potential of stocks+
                             RISK/REWARD       S&P 500*
                             OF FUND]
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Offers broad diversification into         You prefer the higher return potential
International Equity Fund    GRAPH INDICATING  international stock markets with          of international equities or want to add
                             RISK/REWARD       an emphasis on risk control               diversification to your domestic
                             OF FUND]                                                    investments++
-----------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD       HOW IT INVESTS                            CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Balances current income with growth       You seek a combination of income and
Total Return Fund            GRAPH INDICATING  opportunities by investing in stocks,     growth potential and want to manage
                             RISK/REWARD       bonds, and money market instruments       risk through diversification
                             OF FUND]
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Seeks undervalued stocks with             You seek to maximize total return from
Value Fund                   GRAPH INDICATING  attractive dividends and a stimulus       securities which may have more poten-
                             RISK/REWARD       for positive change                       tial than the market currently sees
                             OF FUND]
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Invests in convertible securities for     You want income from securities that
Convertible Fund             GRAPH INDICATING  a special blend of long-term growth       may offer growth potential if converted
                             RISK/REWARD       potential and dividend income             into common stock
                             OF FUND]
-----------------------------------------------------------------------------------------------------------------------------------

  * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

  + The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

 ++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

 || Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

  # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.


INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                        RISK/REWARD          HOW IT INVESTS                            CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [HORIZONTAL BAR      Seeks a high level of current income      You are seeking to combine high current
Government Fund              GRAPH INDICATING    consistent with safety of principal       income and safety of principal
                             RISK/REWARD OF      primarily from U.S. government
                              FUND]              securities(S)
------------------------------------------------------------------------------------------------------------------------------------
High Yield                  [HORIZONTAL BAR      An aggressive high yield bond             You want to maximize current income
Corporate Bond Fund          GRAPH INDICATING    fund that is actively managed for         and can accept the higher risk of
                             RISK/REWARD OF      maximum current income                    securities with high yield potential
                              FUND]
------------------------------------------------------------------------------------------------------------------------------------
                            [HORIZONTAL BAR      Seeks high current yields and             You prefer the higher return potential of
International Bond Fund      GRAPH INDICATING    competitive total return from non-        international bonds or want to add
                             RISK/REWARD OF      U.S. bonds with an emphasis on            diversification to your domestic
                              FUND]              risk control                              investments++
------------------------------------------------------------------------------------------------------------------------------------
                           [HORIZONTAL BAR
                            GRAPH INDICATING     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund           RISK/REWARD OF       stability of principal, and liquidity,   competitive yields on cash you're plan-
                             FUND]               with free checkwriting||                 ning to spend or invest in the near future
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                            CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks high current income that's          You're in a high federal income tax
Tax Free Bond Fund            GRAPH INDICATING   exempt from regular federal               bracket or want to pay less of your
                              RISK/REWARD OF     income tax#                               investment income to the IRS
                               FUND]
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks high current income exempt          You're a California resident and want to
California Tax Free Fund      GRAPH INDICATING   from both federal and California          keep more of what you earn by investing
                              RISK/REWARD OF     income taxes consistent with              for income that's double tax free#
                               FUND]             preservation of capital#
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks high current income exempt          You're a New York State or City resident
New York Tax Free Fund        GRAPH INDICATING   from federal, New York State, and         and want to keep more of what you earn
                              RISK/REWARD OF     New York City income taxes consis-        with income that's double or triple tax
                               FUND]             tent with preservation of capital#        free#
------------------------------------------------------------------------------------------------------------------------------------


If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and shares classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                              MainStay California
                                 Tax Free Fund
--------------------------------------------------------------------------------


                                     1995
                                    annual
                                    report

                              The year in review
                                 fund results
                            & portfolio highlights


                   [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]


--------------------------------------------------------------------------------
                               December 31, 1995
--------------------------------------------------------------------------------


                              Officers & Trustees


                      Alice T. Kane       Chairperson and Trustee
                      Walter W. Ubl       President and Trustee
           Nancy Maginnes Kissinger       Trustee
                   Terry L. Lierman       Trustee
                Donald E. Nickelson       Trustee
             Ralph A. Pfeiffer, Jr.       Trustee
                     Donald K. Ross       Trustee
                Richard S. Trutanic       Trustee
                 Jefferson C. Boyce       Senior Vice President
                   Anthony W. Polis       Chief Financial Officer
                    Richard A. Topp       Vice President
                 Richard W. Zuccaro       Vice President
                A. Thomas Smith III       Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel

[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay California Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


[LOGO OF RECYCLED PAPER APPEARS HERE]                               MSAN04 (296)

--------------------------------------------------------------------------------
                          TABLE OF CONTENTS
--------------------------------------------------------------------------------

     Chairperson's Letter                                           2

     MainStay Capital Appreciation Fund Highlights
       and Portfolio Managers' Comments                             4

     Returns & Lipper Rankings                                      6

     Year-by-Year Performance                                       7

     $10,000 Invested in the MainStay Capital Appreciation
       Fund Class A Shares vs. S&P 500 and Inflation                7

     $10,000 Invested in the MainStay Capital Appreciation
       Fund Class B Shares vs. S&P 500 and Inflation                7

     Top 25 Equity Holdings                                         8

     10 Largest Purchases                                           9

     10 Largest Sales                                               9

     Diversification by Industry -- Top 5                          10

     Portfolio Composition                                         10

     Financial Statements                                          11

     Notes to Financial Statements                                 17

     Report of Independent Accountants                             22

     The MainStay Funds                                            24

--------------------------------------------------------------------------------
CHAIRPERSON'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE HERE]

ALICE T. KANE, CHAIRPERSON

REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1995

Throughout 1995, equity investors enjoyed a rapidly rising market. A combination of positive factors -- including low inflation, strong productivity gains, increasing profits, moderate economic growth, and lower interest rates -- helped common stocks provide their highest returns since 1975.

In this context, we are pleased to report to you on the activities and investment results of the MainStay(R) Capital Appreciation Fund for the twelve months ended December 31, 1995. The Fund took advantage of the year's positive environment, posting annual total returns of 35.79% and 35.11%, for Class A and Class B shares, respectively, excluding all sales charges.

The Fund's managers typically look for companies with earnings momentum, above-average growth in revenues, growth in earnings per share, and other positive indicators. They also look for something extra -- new products, new management, or shifting consumer preferences -- that may help propel a stock ahead of its competitors. With most sectors of the market rising, a disciplined approach to individual security selection added considerable value. This helped the Fund outperform the average Lipper* growth fund, which returned 30.77%, and the average Lipper capital appreciation fund, which returned 30.22% for the year ended December 31, 1995.

Based on the three- and five-year periods, the Fund's outstanding performance earned it an overall four-star rating from Morningstar, Inc.,+ placing it among the top 33% of 1,394 funds in their equity category for the period from December 31, 1990, to December 31, 1995.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.

/s/  Alice T. Kane

Alice T. Kane

January 1996

------------
* See footnote on page 6 for more information on Lipper Analytical Services, Inc.

+ Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) to 5 (high) stars are based on a fund's 3- and 5-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. As of 12/31/95, the Fund's 3- and 5-year ratings for those periods were 3 and 4 stars out of 1,394 and 950 funds, respectively, in the equity category. Only 33% of the funds in an investment category may receive 4 or 5 stars. Ratings reflect Class B share performance only. The Fund's Class A shares introduced 1/3/95 will not be rated by Morningstar until they have 3 years of operating history.

--------------------------------------------------------------------------------
MainStay Capital Appreciation Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

 .  Second-highest annual performance in the history of the Fund
 . Annual total returns of 35.79% and 35.11% (for Class A and Class B shares, respectively), excluding all sales charges

[PHOTO OF CAPITAL APPRECIATION TEAM HERE]

Capital Appreciation Team-Eileen Cook,
Rudy Carryl, and Edmund Spelman
(left to right)

For the 12-month period ended December 31, 1995, investors in the MainStay Capital Appreciation Fund enjoyed robust total returns of 35.79% and 35.11%, respectively, for Class A and Class B shares, excluding all sales charges. Although these results were slightly behind the 37.53% return of the S&P 500,* they were well ahead of the average Lipper growth fund, which earned 30.77% and the average Lipper capital appreciation fund, which earned 30.22% for the year.

These outstanding returns reflected unusually favorable market conditions which are unlikely to be repeated in 1996. Throughout the year, low inflation, low interest rates, and steady but slowing economic growth provided an ideal environment for growth investing. The major contributors to the Fund's positive 1995 performance came from a broad cross section of issues, including financial services, healthcare, technology, and selected consumer discretionary stocks.

In managing the Fund, we followed strict diversification disciplines, in sharp contrast to some managers who allocated large amounts of their portfolios to the technology sector. Our strategy served us well throughout the year, especially in the last four months, when commodity-based semiconductor stocks, which had risen dramatically, underwent a sharp correction. Our top ten performing stocks for the year were broadly diversified across industries in the growth spectrum, enabling us to manage downside risk and achieve capital appreciation for our investors.


Consumer discretionary stocks
--------------------------------------------------------------------------------
Stocks of companies whose goods or services are nonessential and typically purchased with excess disposable income.

Diversification
--------------------------------------------------------------------------------
A technique for reducing risk by purchasing securities of various issuers, industries, asset classes, or geographical locations.

Correction
--------------------------------------------------------------------------------
A shift in security prices which brings them more in line with historically appropriate levels.

---------------
* See footnote on page 7 for more information on the S&P 500.

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

Careful individual security selection and ongoing portfolio review also contributed to our positive performance. In 1995 our decisions to buy or hold healthcare issues, especially pharmaceuticals (Amgen and Teva) and medical devices (Medtronic and Cordis), selected consumer discretionary stocks (HFS and News Corp.) and technology companies (Computer Associates, Sun Microsystems, Oracle, and 3Com) helped fuel the portfolio's strong performance. Our choices among financial service issues, including First Interstate, Travelers, and SunAmerica, also proved to be a boon to performance as interest rates decreased and industry consolidation continued. Selected building stocks, such as Lennar, also did well in the low interest rate environment.

Beginning in mid-September, concern about potential pricing weakness and possible excess capacity led to a sharp correction of semiconductor stocks. In the latter part of the year, this gave investors a reason to sell stocks that had been strong performers. We own three semiconductor stocks: Micron Technology, Lam Research, and Intel Corp., and are currently reviewing the investment merits of each. We continue to believe that the fundamental outlook for many of our other technology stocks remains bright, including 3Com, Oracle Corp., and Computer Associates. Our rigorous stock selection process will continue to guide us in evaluating technology issues.

Consumer stocks remain a difficult group and we would not be surprised to see further consolidation and retail store closings over the next few months. Even so, our best performing stock for the fourth quarter and the year was HFS, with a 1995 gain of 208%. This lodging industry franchiser is now branching into real estate with recent acquisitions of Century 21 and ERA. We continue to focus on companies with restructuring and margin improvement stories and retailers that have demonstrated an ability to gain market share without sacrificing profitability.

Going forward, we believe that as long as low inflation, declining interest rates, and slow-but-steady economic growth continue, they should provide a positive backdrop for growth stocks.

Rudy Carryl
Edmund Spelman
Portfolio Managers


Excess Capacity
--------------------------------------------------------------------------------
Inventory levels that represent a higher level of supply than anticipated demand.

--------------------------------------------------------------------------------
Returns &  Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *

                                                                                       Life of Fund
                                                         1 year          5 years     through 12/31/95
                                                         ------          -------     ----------------
Class A...........................................        35.79%          23.29%          14.22%
Class B...........................................        35.11%          23.17%          14.16%
Fund SEC returns*
                                                                                      Life of Fund
                                                         1 year          5 years     through 12/31/95
                                                         ------          -------     ----------------
Class A...........................................        28.32%          21.91%          13.56%
Class B...........................................        30.11%          23.00%          14.16%
Fund Lipper+ rankings and year-end Lipper category returns
                                                                                    Life of Fund/Class
                                                         1 year           5 years   through 12/31/95
                                                         ------           -------   ------------------
Class A (cap app category)........................ 49 out of 157 funds      n/a     49 out of 157 funds
Class B (cap app category)........................ 54 out of 157 funds   10 out of  12 out of 52 funds
                                                                          82 funds
Average Lipper capital
appreciation fund.................................        30.22%           16.99%          10.79%
Average Lipper growth fund........................        30.77%           16.07%          11.86%
Fund year-end per-share net asset values and distributions for 1995

                                                     NAV 12/31/95          Income       Capital Gains
                                                     ------------          -------      -------------
Class A...........................................       $25.90            $0.0000         $0.0486
Class B...........................................       $25.77            $0.0000         $0.0486

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested.

   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95, the Lipper growth fund category included 567 funds. The MainStay Capital Appreciation Fund was ranked 129 out of 567 (A shares) for 1 year; and, 164 out of 567, 15 out of 237, and 25 out of 146 (B shares) for the 1-year, 5-year, and since inception periods, respectively. The Fund's Class A shares were first offered to the public 1/3/95; Class B shares 5/1/86.

--------------------------------------------------------------------------------
Year-by-Year Performance*
--------------------------------------------------------------------------------

[BAR GRAPH APPEARS HERE]


Year ended 12/31         Total Return %
        86                    -3.56
        87                    -2.18
        88                     2.55
        89                    26.06
        90                     4.12
        91                    68.36
        92                    11
        93                    14.01
        94                    -1.52
        95 Class A            35.79
        95 Class B            35.11
-------------------------------------------------------------------------------
$10,000 invested in the MainStay Capital Appreciation
Fund vs. S&P 500 and Inflation
-------------------------------------------------------------------------------
Class A Shares

[LINE GRAPH APPEARS HERE]

                        Capital
                     Appreciation
      Year end            Fund          S & P 500/++/   Inflation/s/

      5/1/86              9450             10000           10000
          86              9114             10550           10175
          87              8915             11097           10626
          88              9142             12927           11096
          89             11525             17011           11611
          90             11999             16481           12230
          91             20201             21481           12698
          92             22424             23115           13066
          93             25566             25435           13425
          94             25176             25780           13785
          95             34186             35433           14144

Class B Shares

[LINE GRAPH APPEARS HERE]

                        Capital
                     Appreciation
      Year end           Fund            S & P 500/++/  Inflation/s/

      5/1/86             10000             10000           10000
          86              9644             10550           10175
          87              9434             11097           10626
          88              9674             12927           11096
          89             12195             17011           11611
          90             12697             16481           12230
          91             21377             21481           12698
          92             23729             23115           13066
          93             27054             25435           13425
          94             26642             25780           13785
          95             35994             35433           14144

----------
    The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

++ "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's Corporation. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
Top 25 Equity Holdings as of 12/31/95
--------------------------------------------------------------------------------

Holding                                            $ amount

HFS Inc.                                          $28,457,175
3Com Corp.                                         27,504,088
Amgen, Inc.                                        22,028,125
Computer Associates International, Inc.            20,005,781
Green Tree Financial Corp                          19,865,650
SunAmerica Inc.                                    19,593,750
Alco Standard Corp                                 19,472,750
First Interstate Bancorp                           18,154,500
United Healthcare Corp.                            17,966,650
American International Group, Inc.                 17,579,625
Travelers Group Inc.                               16,913,375
Intel Corp                                         16,684,500
Medtronic, Inc.                                    16,092,000
Cordis Corp.                                       15,075,000
Columbia/HCA Healthcare Corp.                      14,339,920
WorldCom,Inc.                                      14,140,185
Micron Technology Inc.                             14,138,200
Oracle Corp.                                       14,110,875
Sun Microsystems, Inc.                             14,052,500
Household International, Inc.                      13,362,250
Bank of New York Co., Inc.                         12,879,750
Schering-Plough Corp                               12,702,000
Black & Decker Corp.                               12,608,925
Lowe's Companies, Inc.                             12,562,500
Federal National Mortgage Association              12,536,625

Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Short-term securities are excluded. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
10 Largest Purchases in 1995
--------------------------------------------------------------------------------

Holding                                        amount of purchase

First Data Corp                                   $11,323,637
Household International, Inc.                      11,276,292
MGIC Investment Corp                               11,169,721
Triton Energy Corp.                                10,961,377
Nine West Group Inc.                               10,943,062
Mylan Laboratories Inc                             10,208,691
Black & Decker Corp.                                9,585,556
Pharmacia & Upjohn, Inc.                            9,543,850
Danka Business Systems Plc                          9,321,654
Schering-Plough Corp                                9,092,966


10 Largest Sales in 1995

Holding                                         amount of sale

Promus Companies, Inc.                            $ 9,467,353
Dollar General Corp.                                9,360,591
Harley-Davidson, Inc.                               8,712,463
PacifiCare Health Systems, Inc.                     8,522,639
U.S. Healthcare Inc.                                8,369,780
Texas Instruments, Inc.                             7,189,896
DSC Communications Corp.                            6,591,063
Manpower, Inc.                                      6,260,852
Loewen Group, Inc.                                  6,036,830
Callaway Golf Co.                                   6,032,092

Note: This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. All securities listed indicate total purchases/sales for the issuer for the year. Short-term securities are excluded. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
Diversification by Industry -- Top 5 as of 12/31/95
--------------------------------------------------------------------------------

[PIE GRAPH APPEARS HERE]

Technology             11.0%
Drugs                   9.6%
Retail                  8.0%
Finance                 7.3%
Computers & Office      7.2%
All Other Industries   56.9%

--------------------------------------------------------------------------------
Portfolio Composition as of 12/31/95
--------------------------------------------------------------------------------

[PIE GRAPH APPEARS HERE]

Common Stocks          92.8%
Cash & Equivalent       0.3%
Preferred Stocks        6.9%

                 Note: actual percentages will vary over time

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                         Shares       Value
                   ------------------------------------------------------------

COMMON STOCKS (92.8%)+
AIRLINES (1.1%)
Atlantic Southeast Airlines, Inc.....................      180,000 $  3,870,000
Southwest Airlines Co................................      247,300    5,749,725
                                                                   ------------
                                                                      9,619,725
                                                                   ------------
AUTO PARTS (0.9%)
Lear Seating Corp. (a)...............................      275,700    7,995,300
                                                                   ------------
BANKS (5.3%)
Bank of New York Co., Inc............................      264,200   12,879,750
Barnett Banks, Inc...................................      186,000   10,974,000
First Interstate Bancorp.............................      133,000   18,154,500
NationsBank Corp.....................................       79,000    5,500,375
                                                                   ------------
                                                                     47,508,625
                                                                   ------------
BIOTECHNOLOGY (0.8%)
Guidant Corp.........................................      162,000    6,844,500
                                                                   ------------
BROKERAGE (0.8%)
Schwab (Charles) Corp................................      382,500    7,697,813
                                                                   ------------
BUILDINGS (1.5%)
Lennar Corp..........................................      175,800    4,416,975
Oakwood Homes Corp...................................      229,100    8,791,712
                                                                   ------------
                                                                     13,208,687
                                                                   ------------
COMMERCIAL SERVICES (1.0%)
Service Corp. International..........................      205,000    9,020,000
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (7.2%)
Alco Standard Corp...................................      426,800   19,472,750
Danka Business Systems Plc ADR (b)...................      300,200   11,107,400
EMC Corp. (a)........................................      270,500    4,158,937
Hewlett-Packard Co...................................      139,000   11,641,250
Seagate Technology, Inc. (a).........................      100,000    4,750,000
Sun Microsystems, Inc. (a)...........................      308,000   14,052,500
                                                                   ------------
                                                                     65,182,837
                                                                   ------------
CONSUMER DURABLES (1.4%)
Black & Decker Corp..................................      357,700   12,608,925
                                                                   ------------
CONSUMER FINANCIAL SERVICES (1.2%)
First Data Corp......................................      163,700   10,947,438
                                                                   ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                         Shares       Value
                   ------------------------------------------------------------

CONSUMER SERVICES (0.2%)
CUC International Inc. (a)...........................       57,500 $  1,962,187
                                                                   ------------
DOMESTIC OILS (1.4%)
Triton Energy Corp. (a)..............................      213,500   12,249,562
                                                                   ------------
DRUGS (9.6%)
Amgen, Inc. (a)......................................      371,000   22,028,125
Elan Corp. Plc ADR (a) (b)...........................      206,200   10,026,475
Genzyme Corp. (a)....................................      173,800   10,840,775
Mylan Laboratories Inc...............................      484,050   11,375,175
Pharmacia & Upjohn, Inc..............................      250,000    9,687,500
Schering-Plough Corp.................................      232,000   12,702,000
Teva Pharmaceutical Industries Ltd. ADR (b)..........      210,000    9,738,750
                                                                   ------------
                                                                     86,398,800
                                                                   ------------
ELECTRONICS (1.1%)
Vishay Intertechnology, Inc. (a).....................      329,250   10,371,375
                                                                   ------------
ENERGY (0.6%)
Abacan Resource Corp. (a)............................    1,950,000    5,240,625
                                                                   ------------
FINANCE (7.3%)
Federal National Mortgage Association................      101,000   12,536,625
Green Tree Financial Corp............................      753,200   19,865,650
Household International, Inc.........................      226,000   13,362,250
Resource Bancshares Mortgage Group, Inc. (a).........      200,557    2,857,937
Travelers Group Inc..................................      269,000   16,913,375
                                                                   ------------
                                                                     65,535,837
                                                                   ------------
FINANCIAL SERVICES (3.4%)
First USA, Inc.......................................      259,500   11,515,313
SunAmerica Inc.......................................      412,500   19,593,750
                                                                   ------------
                                                                     31,109,063
                                                                   ------------
HEALTH CARE (6.9%)
Columbia/HCA Healthcare Corp.........................      282,560   14,339,920
HealthCare COMPARE Corp. (a).........................      168,000    7,308,000
HEALTHSOUTH Corp. (a)................................      302,000    8,795,750
Humana Inc. (a)......................................      270,000    7,391,250
OrNda HealthCorp. (a)................................      290,000    6,742,500
United Healthcare Corp...............................      274,300   17,966,650
                                                                   ------------
                                                                     62,544,070
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                         Shares       Value
                   ------------------------------------------------------------

COMMON STOCKS (CONTINUED)
INSURANCE (3.1%)
American International Group, Inc....................      190,050 $ 17,579,625
MGIC Investment Corp.................................      192,600   10,448,550
                                                                   ------------
                                                                     28,028,175
                                                                   ------------
INTERNATIONAL OILS (0.3%)
British Petroleum Company, Plc ADR (b)...............       31,272    3,193,653
                                                                   ------------
MEDIA (1.5%)
Viacom Inc. Class A (a)..............................       25,760    1,181,740
Viacom Inc. Class B (a)..............................      253,980   12,032,303
                                                                   ------------
                                                                     13,214,043
                                                                   ------------
MEDICAL EQUIPMENT (4.0%)
Cordis Corp. (a).....................................      150,000   15,075,000
Medtronic, Inc.......................................      288,000   16,092,000
ResMed, Inc. (a).....................................       10,000      130,000
Waters Corp. (a).....................................      246,500    4,498,625
                                                                   ------------
                                                                     35,795,625
                                                                   ------------
PUBLISHING (1.1%)
News Corp. Ltd. ADR (b)..............................      454,600    9,717,075
                                                                   ------------
RESTAURANTS & LODGING (3.2%)
HFS Inc. (a).........................................      348,100   28,457,175
                                                                   ------------
RETAIL (8.0%)
Bed Bath & Beyond Inc. (a)...........................      124,000    4,812,750
Circuit City Stores, Inc.............................      239,900    6,627,238
Dollar General Corp..................................      141,356    2,933,137
Gymboree Corp. (a)...................................      180,500    3,722,813
Home Depot, Inc. (The)...............................      231,900   11,102,212
Kohl's Corp. (a).....................................      148,300    7,785,750
Kroger Co. (The) (a).................................      292,500   10,968,750
Lowe's Companies, Inc................................      375,000   12,562,500
Micro Warehouse Inc. (a).............................      100,000    4,325,000
Office Depot, Inc. (a)...............................      386,000    7,623,500
                                                                   ------------
                                                                     72,463,650
                                                                   ------------
SOFTWARE (4.3%)
Computer Associates International, Inc...............      351,750   20,005,781
Microsoft Corp. (a)..................................       52,000    4,563,000
Oracle Corp. (a).....................................      333,000   14,110,875
                                                                   ------------
                                                                     38,679,656
                                                                   ------------

                                                          Shares       Value
                   -------------------------------------------------------------

TECHNOLOGY (11.0%)
General Motors Corp. Class E..........................      175,000 $  9,100,000
Intel Corp............................................      294,000   16,684,500
Lam Research Corp. (a)................................      254,500   11,643,375
Linear Technology Corp................................      300,000   11,775,000
Micron Technology Inc.................................      356,800   14,138,200
Motorola, Inc.........................................      140,000    7,980,000
3Com Corp. (a)........................................      589,900   27,504,088
                                                                    ------------
                                                                      98,825,163
                                                                    ------------
TELECOMMUNICATION EQUIPMENT (0.4%)
General Instrument Corp. (a)..........................      114,800    2,683,450
Scientific-Atlanta, Inc...............................       86,800    1,302,000
                                                                    ------------
                                                                       3,985,450
                                                                    ------------
TELECOMMUNICATION SERVICES (2.2%)
Tele-Communications International, Inc. Class A (a)...      239,000    5,437,250
WorldCom, Inc. (a)....................................      401,140   14,140,185
                                                                    ------------
                                                                      19,577,435
                                                                    ------------
TEXTILE & APPAREL (2.0%)
Nine West Group Inc. (a)..............................      262,600    9,847,500
Warnaco Group, Inc. (The) Class A.....................      332,300    8,307,500
                                                                    ------------
                                                                      18,155,000
                                                                    ------------
Total Common Stocks
 (Cost $571,011,616)..................................               836,137,469
                                                                    ------------
PREFERRED STOCK (0.3%)
PUBLISHING (0.3%)
News Corp. Ltd. ADR--Preference
 Shares (b)...........................................      146,800    2,825,900
                                                                    ------------
Total Preferred Stock
 (Cost $2,270,220)....................................                 2,825,900
                                                                    ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                    Principal
                                                      Amount        Value
                   -------------------------------------------------------------

SHORT-TERM INVESTMENTS (6.7%)
COMMERCIAL PAPER (6.7%)
American General Finance Corp.
 5.95%, due 1/4/96................................ $ 10,864,000  $ 10,864,000
Ford Motor Credit Co.
 5.80%, due 1/2/96................................   14,778,000    14,778,000
General Electric Capital Corp.
 5.70%, due 1/5/96................................   24,331,000    24,331,000
Prudential Funding Corp.
 5.92%, due 1/3/96................................   10,312,000    10,312,000
                                                                 ------------
Total Short-Term Investments
 (Cost $60,285,000)...............................                 60,285,000
                                                                 ------------
Total Investments
 (Cost $633,566,836) (c)..........................         99.8%  899,248,369(d)
Cash and Other Assets, Less
 Liabilities......................................          0.2     1,406,460
                                                   ------------  ------------
Net Assets........................................        100.0% $900,654,829
                                                   ============  ============

-------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1995 net unrealized appreciation was $265,681,533, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $278,572,702 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,891,169.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $633,566,836)..................................  $899,248,369
Cash.............................................................           202
Receivables:
 Fund shares sold................................................     2,841,298
 Investment securities sold......................................     1,788,390
 Dividends and interest..........................................       466,750
Other assets.....................................................           594
                                                                   ------------
  Total assets...................................................   904,345,603
                                                                   ------------
LIABILITIES:
Payables:
 Fund shares redeemed............................................     2,160,649
 NYLIFE Distributors.............................................       785,747
 Adviser.........................................................       225,340
 Investment securities purchased.................................       165,300
 Transfer agent..................................................       148,000
 Custodian.......................................................        14,307
 Trustees........................................................         2,194
Accrued expenses.................................................       149,682
Dividend payable.................................................        39,555
                                                                   ------------
  Total liabilities..............................................     3,690,774
                                                                   ------------
Net assets.......................................................  $900,654,829
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A.........................................................  $     17,155
 Class B.........................................................       332,316
Additional paid-in capital.......................................   642,062,480
Accumulated net realized loss on investments.....................    (7,438,655)
Net unrealized appreciation on
 investments.....................................................   265,681,533
                                                                   ------------
Net assets.......................................................  $900,654,829
                                                                   ============
CLASS A
Net assets applicable to outstanding shares......................  $ 44,433,712
                                                                   ============
Shares of beneficial interest outstanding........................     1,715,515
                                                                   ============
Net asset value per share outstanding............................  $      25.90
Maximum sales charge (5.50% of offering price)...................          1.51
                                                                   ------------
Maximum offering price per share outstanding.....................  $      27.41
                                                                   ============
CLASS B
Net assets applicable to outstanding shares......................  $856,221,117
                                                                   ============
Shares of beneficial interest outstanding........................    33,231,646
                                                                   ============
Net asset value per share outstanding............................  $      25.77
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Dividends (a)...................................................  $  4,174,697
 Interest........................................................     4,721,887
                                                                   ------------
  Total income...................................................     8,896,584
                                                                   ------------
Expenses: (Note 2)
 Distribution--Class B (Note 3)..................................     3,586,103
 Administration (Note 3).........................................     2,155,386
 Advisory (Note 3)...............................................     2,155,386
 Service (Note 3)................................................     1,710,435
 Transfer agent..................................................     1,200,369
 Shareholder communication.......................................       207,653
 Registration....................................................       116,967
 Recordkeeping (Note 3)..........................................        95,042
 Legal...........................................................        90,833
 Custodian.......................................................        73,683
 Trustees........................................................        24,603
 Auditing........................................................        22,612
 Miscellaneous...................................................        11,147
                                                                   ------------
  Total expenses.................................................    11,450,219
                                                                   ------------
Net investment loss..............................................    (2,553,635)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments.................................    (7,438,705)
Net change in unrealized appreciation on investments.............   206,149,738
                                                                   ------------
Net realized and unrealized gain on investments..................   198,711,033
                                                                   ------------
Net increase in net assets resulting from operations.............  $196,157,398
                                                                   ============

-------
(a) Dividends recorded net of foreign withholding taxes of $19,282.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     September 1
                                        Year ended     through      Year ended
                                       December 31   December 31    August 31
                                           1995         1994*          1994
                                       ------------  ------------  ------------
INCREASE IN NET ASSETS:
Operations:
 Net investment loss.................  $ (2,553,635) $   (763,572) $ (2,311,410)
 Net realized gain (loss) on
  investments........................    (7,438,705)    1,720,637     6,214,985
 Net change in unrealized
  appreciation on investments........   206,149,738   (17,058,505)   17,015,471
                                       ------------  ------------  ------------
 Net increase (decrease) in net
  assets resulting from operations...   196,157,398   (16,101,440)   20,919,046
                                       ------------  ------------  ------------
Distributions to shareholders:
 From net realized gain on
  investments:
   Class A...........................       (86,358)          --            --
   Class B...........................    (1,608,869)   (3,581,497)   (8,888,290)
                                       ------------  ------------  ------------
     Total distributions to
      shareholders...................    (1,695,227)   (3,581,497)   (8,888,290)
                                       ------------  ------------  ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A...........................    49,152,255           --            --
   Class B...........................   330,945,526    75,510,341   247,639,464
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions:
   Class A...........................        72,656           --            --
   Class B...........................     1,586,582     3,538,587     8,783,556
                                       ------------  ------------  ------------
                                        381,757,019    79,048,928   256,423,020
 Cost of shares redeemed:
   Class A...........................   (10,509,357)          --            --
   Class B...........................  (164,188,120)  (32,729,432)  (75,257,645)
                                       ------------  ------------  ------------
     Increase in net assets derived
     from capital share transactions.   207,059,542    46,319,496   181,165,375
                                       ------------  ------------  ------------
     Net increase in net assets......   401,521,713    26,636,559   193,196,131
NET ASSETS:
Beginning of period..................   499,133,116   472,496,557   279,300,426
                                       ------------  ------------  ------------
End of period........................  $900,654,829  $499,133,116  $472,496,557
                                       ============  ============  ============

-------
*The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)


                                                                     Class B
                                                ---------------------------------------------------------------------
                            Class A  Class B    September 1           Year Ended August 31
                           --------- --------     through      ----------------------------------------------
                               Year ended       December 31
                           December 31, 1995       1994*         1994         1993         1992        1991
                           ------------------   -----------    --------     --------     --------     -------
Net asset value at
 beginning of period.....    $19.11    $19.11      $19.93        $19.47       $14.14       $15.96      $11.35
                            -------  --------    --------      --------     --------     --------     -------
Net investment income
 (loss)..................      0.03     (0.08)      (0.03)(a)     (0.12)(a)    (0.12)(a)    (0.19)(a)   (0.13)(a)
Net realized and
 unrealized gain (loss)
 on investments..........      6.81      6.79       (0.65)         1.13         5.64         1.30        5.16
                            -------  --------    --------      --------     --------     --------     -------
Total from investment
 operations..............      6.84      6.71       (0.68)         1.01         5.52         1.11        5.03
                            -------  --------    --------      --------     --------     --------     -------
Less distributions:
From net realized gain on
 investments.............     (0.05)    (0.05)      (0.14)        (0.55)       (0.19)       (2.93)      (0.42)
                            -------  --------    --------      --------     --------     --------     -------
Net asset value at end of
 period..................   $ 25.90  $  25.77    $  19.11      $  19.93     $  19.47     $  14.14     $ 15.96
                            =======  ========    ========      ========     ========     ========     =======
Total investment return
 (b).....................     35.79%    35.11%      (3.40%)        5.36%       39.25%        6.77%      45.89%
Ratios (to average net
 assets)/Supplemental
 Data:
   Net investment income
    (loss)...............       0.2%     (0.4%)      (0.5%)+       (0.6%)       (0.7%)       (1.2%)      (1.0%)
   Expenses..............       1.1%      1.7%        1.8%+         1.8%         1.8%         2.0%        2.5%
Portfolio turnover rate..        29%       29%         11%           31%          73%         157%        327%
Net assets at end of
 period (in 000's).......   $44,434  $856,221    $499,133      $472,497     $279,300     $128,710     $65,659

-------
 * The Fund changed its fiscal year end from August 31 to December 31.
 + Annualized
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the Capital Appreciation Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be im-posed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (ex-cept for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the Capital Appreciation Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices,
(b) by appraising common and preferred stocks traded on other United States na-tional securities exchanges or foreign securities exchanges as nearly as possi-ble in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market Sys-tem, (c) by appraising over-the-counter securities quoted on the National Asso-ciation of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such

--------------------------------------------------------------------------------
                     THE MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Ad-viser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortiz-ing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $2,553,635 and $1,608 have been reclassified from accumulated net investment loss and accumulated net realized loss on in-vestments, respectively, to additional paid-in capital, due primarily to net investment losses incurred by the Fund in 1995.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Capital Appreciation Fund intends to de-clare and pay dividends quarterly. Income dividends and capital gain distribu-tions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of the average daily net assets of 0.36% and 0.36%, respectively. The Administrator and the Adviser have voluntarily agreed to reduce their fees to 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will re-duce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most re-strictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

--------------------------------------------------------------------------------
                     THE MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $718,806 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $691,725.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $88,326.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $38,241 for the year ended December 31, 1995.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown in the statement of operations.

NOTE 4 -- FEDERAL INCOME TAX:

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards of $4,041,812 are available to the extent provided by regulations to offset future realized gains through 2003. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, the Fund intends to elect, to the extent provided by the regulations, to treat $3,396,843 of qualifying capital losses that arose during the year as if they arose on January 1, 1996.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $394,924 and $177,590, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                           Year Ended      through   Year Ended
                                           December 31   December 31 August 31
                                              1995          1994*       1994
                                         --------------- ----------- ----------
                                         Class A Class B        Class B
                                         ------- ------- ----------------------
Shares sold.............................  2,135  14,247     3,906      12,760
Shares issued in reinvestment distribu-
 tions..................................      3      61       186         469
                                          -----  ------     -----      ------
                                          2,138  14,308     4,092      13,229
Shares redeemed.........................    422   7,192     1,687       3,867
                                          -----  ------     -----      ------
Net increase............................  1,716   7,116     2,405       9,362
                                          =====  ======     =====      ======

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay Capital Appreciation Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter re-ferred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these fi-nancial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the cus-todian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

                      This page intentionally left blank

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------

GROWTH FUNDS

FUND                                   RISK/REWARD   HOW IT INVESTS                        CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                     Invests primarily in common stocks    You want your investments to grow
Capital Appreciation Fund   [horizontal bar graph    of companies in expanding markets     and are willing to accept a higher
                             indicating risk/reward  with strong growth potential          level of risk for higher return potential
                             of fund]
------------------------------------------------------------------------------------------------------------------------------------

                                                     Invests in a portfolio that tracks    You seek a conservative way to partici-
Equity Index Fund           [horizontal bar graph    the makeup and returns of the         pate in the growth potential of stocks+
                             indicating risk/reward  S&P 500*
                             of fund]
------------------------------------------------------------------------------------------------------------------------------------

                                                     Offers broad diversification into     You prefer the higher return potential
International Equity Fund   [horizontal bar graph    international stock markets with      of international equities or want to add
                             indicating risk/reward  an emphasis on risk control           diversification to your domestic
                             of fund]                                                      investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
FUND                                   RISK/REWARD   HOW IT INVESTS                        CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                     Balances current income with growth   You seek a combination of income and
Total Return Fund           [horizontal bar graph    opportunities by investing in stocks, growth potential and want to manage
                             indicating risk/reward  bonds, and money market instruments   risk through diversification
                             of fund]
------------------------------------------------------------------------------------------------------------------------------------

                                                     Seeks undervalued stocks with         You seek to maximize total return from
Value Fund                  [horizontal bar graph    attractive dividends and a stimulus   securities which may have more poten-
                             indicating risk/reward  for positive change                   tial than the market currently sees
                             of fund]
------------------------------------------------------------------------------------------------------------------------------------

                                                     Invests in convertible securities for You want income from securities that
Convertible Fund            [horizontal bar graph    a special blend of long-term growth   may offer growth potential if converted
                             indicating risk/reward  potential and dividend income         into common stock
                             of fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

|| Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

# A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS

FUND                                  RISK/REWARD   HOW IT INVESTS                         CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                    Seeks a high level of current income   You are seeking to combine high current
Government Fund           [horizontal bar graph     consistent with safety of principal    income and safety of principal
                           indicating risk/reward   primarily from U.S. government
                           of fund]                 securities(S)
------------------------------------------------------------------------------------------------------------------------------------

High Yield                [horizontal bar graph     An aggressive high yield bond          You want to maximize current income
Corporate Bond Fund        indicating risk/reward   fund that is actively managed for      and can accept the higher risk of
                           of fund]                 maximum current income                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                                                    Seeks high current yields and          You prefer the higher return potential
International Bond Fund   [horizontal bar graph     competitive total return from non-     of international bonds or want to add
                           indicating risk/reward   U.S. bonds with an emphasis on         diversification to your domestic
                           of fund]                 risk control                           investments++
------------------------------------------------------------------------------------------------------------------------------------

                                                    Seeks to provide current income,       You are averse to risk or want to earn
Money Market Fund         [horizontal bar graph     stability of principal, and liquidity, competitive yields on cash you're plan-
                           indicating risk/reward   with free checkwriting/1/              ning to spend or invest in the near
                           of fund]                                                        future
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
FUND                                  RISK/REWARD   HOW IT INVESTS                         CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                                                    Seeks a high current income that's     You're in a high federal income tax
Tax Free Bond Fund        [horizontal bar graph     exempt from regular federal            bracket or want to pay less of your
                           indicating risk/reward   income tax#                            investment income to the IRS
                           of fund]
------------------------------------------------------------------------------------------------------------------------------------
                                                    Seeks high current income exempt       You're a California resident and want to
California Tax Free Fund  [horizontal bar graph     from both federal and California       keep more of what you earn by investing
                           indicating risk/reward   income taxes consistent with           for income that's double tax free#
                           of fund]                 preservation of capital#
------------------------------------------------------------------------------------------------------------------------------------

                          [horizontal bar graph     Seeks high current income exempt       You're a New York State or City resident
New York Tax Free Fund     indicating risk/reward   from federal, New York State, and      and want to keep more of what you earn
                           of fund]                 New York City income taxes consis-     with income that's double or triple tax
                                                    tent with preservation of capital#     free#
------------------------------------------------------------------------------------------------------------------------------------


  If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

                   MainStay Capital
                   Appreciation Fund

                   1995 annual report

                   The year in review
                       fund results
                   & portfolio highlights

                 [Logo of MainStay(R) Funds appears here]

                   December 31, 1995


                   Officers & Trustees

           Alice T. Kane  Chairperson and Trustee
           Walter W. Ubl  President and Trustee
Nancy Maginnes Kissinger  Trustee
        Terry L. Lierman  Trustee
     Donald E. Nickelson  Trustee
  Ralph A. Pfeiffer, Jr.  Trustee
          Donald K. Ross  Trustee
     Richard S. Trutanic  Trustee
      Jefferson C. Boyce  Senior Vice President
        Anthony W. Polis  Chief Financial Officer
         Richard A. Topp  Vice President
      Richard W. Zuccaro  Vice President
     A. Thomas Smith III  Secretary


            Dechert Price & Rhoads
               Legal Counsel


[Logo of MainStay(R) Funds appears here]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[Logo of New York Life appears here]

This report is provided for the information of shareholders of the MainStay Capital Appreciation Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

[RECYCLE LOGO]

                                                                 MSAN05 (296)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                  Chairperson's Letter     2

                  MainStay Convertible Fund Highlights
                      and Portfolio Managers' Comments     4

                             Returns & Lipper Rankings     6

                              Year-by-Year Performance     7

     $10,000 Invested in the MainStay Convertible Fund
              Class A Shares vs. S&P 500 and Inflation     7

     $10,000 Invested in the MainStay Convertible Fund
              Class B Shares vs. S&P 500 and Inflation     7

                              Top 25 Security Holdings     8

                                  10 Largest Purchases     9

                                      10 Largest Sales     9

                  Diversification by Industry -- Top 5    10

                                 Portfolio Composition    10

                                  Financial Statements    11

                         Notes to Financial Statements    23

                     Report of Independent Accountants    29

                                    The MainStay Funds    30

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------



[PHOTO OF ALICE T. KANE]   Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995



The year ended December 31, 1995, was an outstanding one for both the stock and bond markets, with advances fueled by low inflation, strong productivity, solid profits, and declining interest rates. The S&P 500 Index* provided a spectacular 37.53% total return and long-term Treasuries gained 30.1%. While convertible securities didn't match the returns of either stocks or bonds, these hybrids were buoyed by the strength of both markets.

In this context, we are pleased to report to you on the activities and investment results of the MainStay(R) Convertible Fund for the twelve months ended December 31, 1995. For this period, the Fund provided total returns of 23.72% and 23.02% for Class A and Class B shares, respectively, excluding all sales charges. These results placed us well ahead of the average Lipper+ convertible securities fund. Based on the three- and five-year periods, the Fund received an overall five-star rating out of 2,466 funds in the hybrid category from Morningstar Inc.++ for the period from December 31, 1990, to December 31, 1995. This is the highest rating available from this independent fund performance monitor.

To manage the complexities of convertible investing, the Fund uses a disciplined investment approach with rigorous credit, value, and risk/return criteria. Despite rapidly rising markets, the Fund managers took a relatively cautious and somewhat contrarian approach that affected the Fund in various ways throughout the course of the year. The Convertible Fund's strategies and results are described on the following pages.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.


/s/ Alice T. Kane

Alice T. Kane
January 1996

----------

*   See footnote on page  7 for more information on the S&P 500.

+ See foonote on page 6 for more information on Lipper Analytical Services, Inc.

++ Morningstar, Inc. ratings reflect historic risk-adjusted performance taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) to 5 (high) stars are based on a fund's 3- and 5-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. As of 12/31/95, the Fund's 3-and 5-year ratings were 5 and 5 stars out of 2,466 and 1,609 in the hybrid category. Only 10% of the funds in an investment category may receive 5 stars. Ratings reflect Class B share performance only. The Fund's Class A shares introduced 1/3/95 will not be rated by Morningstar until they have 3 years of operating history.

--------------------------------------------------------------------------------
MainStay Convertible Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

 .  Annual total returns of 23.72% and 23.02% for Class A and Class B shares, respectively, excluding sales charges
 .  Class A shares outpaced the average Lipper convertible securities fund
 .  Class B shares outpaced the average Lipper convertible securities fund

[PHOTO APPEARS HERE OF CONVERTIBLE TEAM]
Convertible Team -- Thomas Wynn, Neil Feinberg, and Denis Laplaige (left to right)

For the 12-month period ended December 31, 1995, the MainStay Convertible Fund provided total returns of 23.72% and 23.02% for Class A and Class B shares, respectively, excluding all sales charges. The Fund ended the year well ahead of the average Lipper convertible securities fund, which returned 20.74%.

These outstanding returns reflected unusually favorable market conditions which are unlikely to be repeated in 1996. In rapidly rising stock and bond markets as we had in 1995, careful security selection is a critical factor in distinguishing leading funds from their peers. Our disciplined bottom-up approach led to broad sector exposure that benefited the Fund throughout the year. Overweighted sectors included airlines, energy, and precious metals during the first quarter, homebuilders during the second quarter, finance and healthcare in the third quarter, and energy and finance in the fourth. We also maintained a conservative posture, with cash exceeding 10% of investments throughout the year.

Our decision not to invest in technology benefited the Fund from mid-September through the end of the year, as the sector experienced a sharp correction. Our emphasis on energy issues, which benefited


Bottom-up investing
--------------------------------------------------------------------------------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Weighting
--------------------------------------------------------------------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is larger than the sector's general relationship to the market as a whole.

Cash position
--------------------------------------------------------------------------------
The portion of a portfolio held in highly liquid securities (often referred to as "cash"), either for defensive purposes or to take advantage of investment opportunities as they may arise.

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

from the cold weather, contributed positively to performance -- and as interest rates declined, our significant exposure in the financial sector also strengthened our returns.

Given the rate at which the markets were rising, the Fund was generally hampered by its defensive cash position. In the fourth quarter, however, that defensive position, at approximately 20% cash, helped the Fund on several days when the market declined. Fortunately, the strength of our security selection outweighed the negative impact of our defensive posture throughout the year, and was largely responsible for our competitive performance.

Looking ahead, valuation levels in technology are finally becoming more compelling, and we are adding selectively and modestly to this group as we find securities which meet our strict criteria. We have also taken some profits in the financial sector. We are continuing to seek international opportunities, and will invest in them when it appears it may be favorable to do so.

At this juncture, we are maintaining a conservative posture and continuing to adhere to our strict valuation and risk/return disciplines as we pursue the Fund's objectives of capital appreciation and current income. [ ]

Denis Laplaige
Neil Feinberg
Portfolio Managers

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *
--------------------------------------------------------------------------------
                                                        Life of Fund
                             1 year       5 years     through 12/31/95
Class A                      23.72%       20.60%           10.28%
Class B                      23.02%       20.47%           10.22%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------
                                                         Life of Fund
                             1 year       5 years      through 12/31/95
Class A                      16.91%       19.24%            9.64%
Class B                      18.02%       20.27%           10.22%
--------------------------------------------------------------------------------
Fund Lipper+ rankings and year-end Lipper category returns
--------------------------------------------------------------------------------
                                                              Life of Fund/Class
                             1 year             5 years        through 12/31/95
Class A                 9 out of 34 funds         n/a          9 out of 34 funds
Class B                12 out of 34 funds   2 out of 19 funds  2 out of 7 funds

Average Lipper convertible
 securities fund            20.74%                15.16%             9.20%
--------------------------------------------------------------------------------
Fund year-end per-share net asset values and distributions for 1995
--------------------------------------------------------------------------------
                          NAV 12/31/95         Income         Capital Gains
Class A                      $13.45           $0.5500            $0.4045
Class B                      $13.45           $0.4744            $0.4045
--------------------------------------------------------------------------------

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95, the Lipper convertible securities fund category included 34 funds. For the 5-year and since inception periods ended 12/31/95, the Fund's Class B shares placed among the top 11% and 29%, respectively, of convertible securities funds. Class A shares were not in existence for these periods. Class A shares were first offered to the public 1/3/95; Class B shares 5/1/86.

--------------------------------------------------------------------------------
Year-by-Year Performance*
[BAR GRAPH APPEARS HERE]
--------------------------------------------------------------------------------

Year ended 12/31       Total Return %
       86                  1.03
       87                 -8.58
       88                  9.78
       89                  6.74
       90                 -6.70
       91                 48.47
       92                 13.11
       93                 24.47
       94                 -1.34
       95                 23.72 Class A
       95                 23.02 Class B

--------------------------------------------------------------------------------
$10,000 invested in the MainStay Convertible Fund
vs. S&P 500 and Inflation
--------------------------------------------------------------------------------

Class A Shares

               [LINE GRAPH APPEARS HERE]

Year-end     Convertible Fund   S&P 500/++/ Inflation/s/
5/1/86            9450           10000        10000
86                9457           10550        10175
87                8728           11097        10626
88                9582           12927        11096
89               10228           17011        11611
90                9543           16481        12230
91               14168           21481        12698
92               16025           23115        13066
93               19946           25435        13425
94               19679           25780        13785
95               24346           35433        14144

Class B Shares

               [LINE GRAPH APPEARS HERE]

Year-end    Convertible Fund    S&P 500/++/ Inflation/s/
5/1/86           10000           10000        10000
86               10103           10550        10175
87                9236           11097        10626
88               10140           12927        11096
89               10823           17011        11611
90               10098           16481        12230
91               14993           21481        12698
92               16958           23115        13066
93               21107           25435        13425
94               20824           25780        13785
95               25619           35433        14144

----------
    The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

++ "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's Corporation. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
Top 25 Security Holdings as of 12/31/95
--------------------------------------------------------------------------------

Holding                                       $ amount

Chubb Corp. (Euro)                           $20,701,500
AMR Corp.                                     14,153,813
Delta Air Lines, Inc.                         10,343,125
ADT Operations, Inc.                           9,300,000
TJX Companies, Inc.                            9,093,200
Unifi, Inc.                                    8,609,938
Hollinger, Inc.                                8,194,725
AJL PEPS                                       7,702,500
Cabot Medical Corp.                            7,635,000
RPM, Inc. of Ohio                              7,457,125
Michaels Stores, Inc.                          7,152,750
Cooper Industries, Inc.                        7,099,790
Magma Copper Co.                               6,248,125
International Paper Co.                        5,956,050
U.S. Home Corp.                                5,528,250
Analog Devices, Inc.                           5,148,000
Enron Oil & Gas Co.                            5,136,000
USF&G Corp.                                    5,016,000
Occidental Petroleum Corp.                     4,872,000
MBL International Finance (Bermuda) Trust      4,640,000
SunAmerica, Inc.                               4,495,463
Unisys Corp.                                   4,407,875
Allegheny Ludlum Corp.                         4,112,345
Cablevision Systems Corp.                      3,915,825
Pennzoil Co.                                   3,893,710

Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Short-term securities are excluded. Dollar amount represents the aggregate value of the Fund's long positions and does not include the value of the Fund's short positions, if any. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
10 Largest Purchases in 1995
--------------------------------------------------------------------------------

Holding                                  amount of purchase

AMR Corp.                                   $27,965,427
Chubb Corp. (Euro)                           23,870,443
Unifi, Inc.                                  22,148,800
Cooper Industries, Inc.                      15,786,792
Turner Broadcasting Systems, Inc.            13,400,000
CIGNA Corp.                                  12,154,736
Cablevision Systems Corp.                    10,000,000
Michaels Stores, Inc.                         9,967,071
Seagate Technology, Inc.                      9,937,350
Delta Air Lines, Inc.                         9,463,059

--------------------------------------------------------------------------------
10 Largest Sales in 1995
--------------------------------------------------------------------------------

Holding                                    amount of sale

AMR Corp.                                   $21,719,412
Unifi, Inc.                                  14,440,913
Turner Broadcasting Systems, Inc.            12,039,375
Cooper Industries, Inc.                      10,821,720
Roche Holdings, Inc.                          8,001,730
Occidental Petroleum Corp.                    7,927,500
Altera Corp.                                  7,688,337
U.S. Treasury Bond due 8/15/25                7,362,191
Thermo Electron Corp.                         7,167,500
Newmont Mining Corp.                          7,116,088


Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. All securities listed indicate total purchases/sales for the issuer of the year. Short-term securities are excluded. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
Diversification by industry -- Top 5 as of 12/31/95
--------------------------------------------------------------------------------

              [PIE GRAPH APPEARS HERE]

Insurance                                       10.1%
Airlines                                         5.5%
Retail                                           5.5%
Steel, Aluminum & Other Metals                   4.9%
Computers & Office Equipment                     3.9%
All Other Industries                            70.1%

--------------------------------------------------------------------------------
Portfolio Composition as of 12/31/95
--------------------------------------------------------------------------------

              [PIE GRAPH APPEARS HERE]

Convertible Bonds                               42.9%
Convertible Preferred Stocks                    22.3%
Cash & Equivalents                              18.1%
Common Stocks                                   15.5%
Corporate Bonds                                  1.2%

Note: Actual percentages will vary over time. Portfolio Diversification by Industry and Portfolio Composition do not include short positions in common stocks.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
-------------------------------------------------------------------------------




                                                       Principal
                                                         Amount       Value
                  -------------------------------------------------------------

CONVERTIBLE SECURITIES (65.2%)+
BONDS (42.9%)
AIRLINES (3.2%)
AMR Corp.
 6.125%, due 11/1/24................................. $ 13,775,000 $ 14,153,812
Delta Air Lines, Inc.
 3.23%, due 6/15/03..................................      500,000      475,000
                                                                   ------------
                                                                     14,628,812
                                                                   ------------
AUTO PARTS (0.1%)
Arvin Industries, Inc.
 7.50%, due 9/30/14..................................      625,000      625,000
                                                                   ------------
BANKS (1.3%)
MBL International Finance
 (Bermuda) Trust
 3.00%, due 11/30/02.................................    4,000,000    4,640,000
UBS Finance Delaware, Inc.
 Series MTN
 2.00%, due 12/15/00.................................    1,425,000    1,410,750
                                                                   ------------
                                                                      6,050,750
                                                                   ------------
BUILDING MATERIALS (0.5%)
Cemex S.A.
 4.25%, due 11/1/97 (c)..............................    1,000,000      845,000
Lafarge Corp.
 7.00%, due 7/1/13...................................    1,200,000    1,245,000
                                                                   ------------
                                                                      2,090,000
                                                                   ------------
BUILDINGS (1.9%)
Toll Corp.
 4.75%, due 1/15/04 (e)..............................    2,824,000    3,148,760
U.S. Home Corp.
 4.875%, due 11/1/05 (e).............................    5,850,000    5,528,250
                                                                   ------------
                                                                      8,677,010
                                                                   ------------
CABLE (0.2%)
Comcast Corp.
 3.375%, due 9/9/05
 5.50%, beginning 9/9/97.............................    1,100,000    1,012,000
                                                                   ------------
CAPITAL GOODS (1.6%)
Cooper Industries, Inc.
 7.05%, due 1/1/15 (e)...............................    6,893,000    7,099,790
                                                                   ------------
CELLULAR TELEPHONE (0.4%)
U.S. Cellular Corp.
 (zero coupon), due 6/15/15..........................    5,600,000    1,974,000
                                                                   ------------

                                                       Principal
                                                         Amount       Value
                  -------------------------------------------------------------

CHEMICALS (3.3%)
Cabot Medical Corp.
 7.50%, due 3/1/99................................... $  7,635,000 $  7,635,000
RPM, Inc. of Ohio
 (zero coupon), due 9/30/12..........................   17,650,000    7,457,125
                                                                   ------------
                                                                     15,092,125
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (2.4%)
CIE IBM France
 5.75%, due 1/1/98................................... FF 6,239,835    1,709,091
Comptronix Corp.
 6.75%, due 3/1/02................................... $    600,000      288,000
Seagate Technology, Inc.
 6.75%, due 5/1/12...................................    3,300,000    3,753,750
SoftKey International, Inc.
 5.50%, due 11/1/00 (c)..............................      800,000      592,000
Unisys Corp.
 8.25%, due 8/1/00 (e)...............................    4,925,000    4,407,875
                                                                   ------------
                                                                     10,750,716
                                                                   ------------
CONGLOMERATES (0.1%)
GenCorp, Inc.
 8.00%, due 8/1/02...................................      258,000      260,580
                                                                   ------------
CONSUMER SERVICES (2.4%)
ADT Operations, Inc.
 (zero coupon), due 7/6/10...........................   20,000,000    9,300,000
Laidlaw, Inc. (ADT Ltd.)
 6.00%, due 1/15/99 (c)..............................    1,500,000    1,785,000
                                                                   ------------
                                                                     11,085,000
                                                                   ------------
CONSUMER STAPLES (0.3%)
American Brands, Inc. (Euro)
 7.75%, due 6/15/02..................................      950,000    1,485,800
                                                                   ------------
ELECTRICAL EQUIPMENT (1.8%)
Analog Devices, Inc.
 3.50%, due 12/1/00..................................    4,800,000    5,148,000
C-Cube Microsystems, Inc.
 5.875%, due 11/1/05.................................      500,000    1,010,000
Checkpoint Systems, Inc.
 5.25%, due 11/1/05 (c)..............................    1,250,000    1,450,000
MagneTek, Inc.
 8.00%, due 9/15/01..................................      600,000      531,000
                                                                   ------------
                                                                      8,139,000
                                                                   ------------

----------
+ Percentages indicated are based on Fund net assets.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
------------------------------------------------------------------------------



                                                       Principal
                                                         Amount       Value
                  -------------------------------------------------------------

BONDS (CONTINUED)
ENERGY (1.6%)
Pennzoil Co.
 4.75%, due 1/15/03.................................. $  2,500,000 $  3,231,250
 4.75%, due 10/1/03..................................    3,884,000    3,893,710
                                                                   ------------
                                                                      7,124,960
                                                                   ------------
FINANCIAL (1.8%)
Hollinger, Inc.
 (zero coupon), due 10/5/13..........................   27,090,000    8,194,725
                                                                   ------------
HEALTH CARE (0.7%)
Pacific Physician Services, Inc.
 5.50%, due 12/15/03.................................      650,000      628,875
Phoenix Shannon, Plc ADR
 9.50%, due 11/1/00 (c)(f)...........................    2,500,000    2,462,500
                                                                   ------------
                                                                      3,091,375
                                                                   ------------
HOUSEHOLD PRODUCTS (0.6%)
Whirlpool Corp.
 (zero coupon), due 5/14/11..........................    6,500,000    2,551,250
                                                                   ------------
INSURANCE (7.9%)
Chubb Corp. (Euro)
 6.00%, due 5/15/98..................................   18,650,000   20,701,500
Equitable Companies, Inc.
 6.125%, due 12/15/24 (e)............................    2,200,000    2,480,500
Fidelity National Financial, Inc.
 (zero coupon), due 2/15/09..........................    3,525,000    1,603,875
Fremont General Corp.
 (zero coupon), due 10/12/13.........................    7,085,000    3,471,650
NAC Re Corp.
 5.25%, due 12/15/02 (c).............................    1,450,000    1,444,562
Re Capital Corp.
 5.50%, due 8/1/00...................................    1,000,000    1,076,500
USF&G Corp.
 (zero coupon), due 3/3/09 (e).......................    8,800,000    5,016,000
                                                                   ------------
                                                                     35,794,587
                                                                   ------------
MEDICAL EQUIPMENT (0.2%)
Fisher Scientific International, Inc.
 4.75%, due 3/1/03
 6.50%, beginning 3/1/96.............................    1,000,000    1,076,250
                                                                   ------------
OIL SERVICES (0.3%)
Valhi (Dresser), Inc.
 (zero coupon), due 10/20/07.........................    3,400,000    1,300,500
                                                                   ------------

                                                       Principal
                                                         Amount       Value
                  -------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Repap Enterprises, Inc.
 8.50%, due 8/1/97................................... $  2,000,000 $  1,990,000
                                                                   ------------
POLLUTION & RELATED (0.8%)
Sanifill, Inc.
 7.50%, due 6/1/06 (e)...............................    3,150,000    3,724,875
                                                                   ------------
REAL ESTATE (0.2%)
Hong Kong Land Holdings Limited (Euro)
 4.00%, due 2/23/01..................................      900,000      756,000
                                                                   ------------
RECREATION & ENTERTAINMENT (1.2%)
Alliance Gaming Corp.
 7.50%, due 9/15/03..................................    3,150,000    1,417,500
Turner Broadcasting System, Inc.
 (zero coupon), due 2/13/07 (c)......................    3,000,000    1,365,000
WMS Industries, Inc.
 5.75%, due 11/30/02 (e).............................    3,250,000    2,778,750
                                                                   ------------
                                                                      5,561,250
                                                                   ------------
RESTAURANTS & LODGING (0.3%)
Chock Full O' Nuts Corp.
 7.00%, due 4/1/12...................................    1,700,000    1,453,500
                                                                   ------------
RETAIL (2.0%)
Baker (J.), Inc.
 7.00%, due 6/1/02...................................    1,450,000      964,250
Big B, Inc.
 6.50%, due 3/15/03..................................      200,000      200,000
Michaels Stores, Inc.
 4.75%, due 1/15/03
 6.75%, beginning 1/15/96 (e)........................    9,350,000    7,152,750
Staples, Inc.
 4.50%, due 10/1/00 (c)..............................      750,000      745,312
                                                                   ------------
                                                                      9,062,312
                                                                   ------------
STEEL, ALUMINUM & OTHER METALS (1.0%)
Allegheny Ludlum Corp.
 5.875%, due 3/15/02.................................    3,950,000    4,112,345
Coeur D' Alene Mines Corp.
 6.375%, due 1/31/04.................................      250,000      233,438
                                                                   ------------
                                                                      4,345,783
                                                                   ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

-------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
-------------------------------------------------------------------------------

                                                       Principal
                                                         Amount       Value
                  -------------------------------------------------------------

BONDS (CONTINUED)
SUPERMARKETS (0.3%)
Food Lion, Inc.
 5.00%, due 6/1/03 (c)............................... $  1,450,000 $  1,406,500
                                                                   ------------
TECHNOLOGY (1.3%)
Altera Corp.
 5.75%, due 6/15/02 (c)..............................    1,600,000    1,864,000
Conner Peripherals, Inc.
 6.75%, due 3/1/01...................................    1,800,000    1,782,000
DOVatron International, Inc.
 6.00%, due 10/15/02 (c).............................    1,750,000    1,811,250
Storage Technology Corp.
 8.00%, due 5/31/15..................................      250,000      244,375
                                                                   ------------
                                                                      5,701,625
                                                                   ------------
TELECOMMUNICATION SERVICES (0.9%)
Rogers Communications, Inc.
 (zero coupon), due 5/20/13..........................    1,000,000      360,000
 2.00%, due 11/26/05.................................      500,000      270,000
WinStar Communications, Inc.
 (zero coupon), due 10/15/05
 14.00%, beginning 10/15/00 (c)(k)...................        2,300    3,657,000
                                                                   ------------
                                                                      4,287,000
                                                                   ------------
TEXTILE & APPAREL (1.9%)
Unifi, Inc.
 6.00%, due 3/15/02 (e)..............................    8,675,000    8,609,938
                                                                   ------------
Total Convertible Bonds
 (Cost $190,820,581).................................               195,003,013
                                                                   ------------
                                                         Shares
                                                      -------------
PREFERRED STOCKS (22.3%)
AIRLINES (2.3%)
Delta Air Lines, Inc.
 $3.50, Series C (e).................................      174,200   10,343,125
                                                                   ------------
AUTO PARTS (0.0%) (b)
MascoTech, Inc.
 $1.20...............................................       14,400      180,000
                                                                   ------------
BANKS (1.8%)
Ahmanson (H.F.) & Co.
 6.00%, Series D.....................................       24,500    1,448,562
Banc One Corp.
 $3.50, Series C.....................................       22,500    1,476,563

                                                         Shares       Value

                   ------------------------------------------------------------
BANKS (CONTINUED)
Barnett Banks, Inc.
 $4.50, Series A.....................................       13,000 $  1,449,500
First Fidelity Bancorp
 $2.15, Series B.....................................        8,000      466,000
National City Corp.
 8.00%...............................................        3,500      275,625
Rochester Community Savings Bank Financial, Inc.
 7.00%, Series B.....................................       12,000      445,500
Union Planters Corp.
 8.00%, Series E.....................................       45,800    1,814,825
Washington Mutual Savings Bank
 $6.00, Series D.....................................        7,000      801,500
                                                                   ------------
                                                                      8,178,075
                                                                   ------------
BUILDINGS (0.0%) (b)
UDC Homes, Inc.
 $1.68, Series C (a)(d)(g)...........................       18,799        4,700
                                                                   ------------
CABLE (0.9%)
Cablevision Systems Corp.
 8.50%, Series I.....................................      143,700    3,915,825
                                                                   ------------
CHEMICALS (0.1%)
Arcadian Corp.
 9.50%, Series A.....................................       18,500      333,000
                                                                   ------------
CONGLOMERATES (0.7%)
Corning Delaware L.P.
 6.00% (e)...........................................       54,500    2,745,437
Kaman Corp.
 6.50%, Series 2.....................................       13,000      625,625
                                                                   ------------
                                                                      3,371,062
                                                                   ------------
DOMESTIC OIL & GAS (1.1%)
Enron Oil & Gas Co.
 6.25%...............................................      214,000    5,136,000
                                                                   ------------
DOMESTIC OILS (3.1%)
Atlantic Richfield Co.
 9.00%...............................................       81,900    1,924,650
Occidental Petroleum Corp.
 $3.875 (c)..........................................       87,000    4,872,000
Parker & Parsley Capital LLC
 6.25% (c)...........................................       69,500    3,266,500
Snyder Oil Corp.
 $1.50...............................................      142,000    2,804,500



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
------------------------------------------------------------------------------





                                                         Shares       Value

                   ------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
DOMESTIC OILS (CONTINUED)
Valero Energy Corp.
 $3.125 (e)..........................................       25,000 $  1,287,500
                                                                   ------------
                                                                     14,155,150
                                                                   ------------
ENERGY (0.2%)
Ashland, Inc.
 $3.125..............................................       15,000      883,125
                                                                   ------------
FINANCIAL (0.2%)
St. Paul Capital LLC
 6.00%...............................................       14,000      787,500
                                                                   ------------
FINANCIAL SERVICES (1.1%)
Aon Corp.
 6.25%...............................................        5,000      315,000
SunAmerica, Inc.
 $2.78, Series D.....................................       93,900    4,495,462
                                                                   ------------
                                                                      4,810,462
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (0.5%)
Chiquita Brands International, Inc.
 $2.875, Series A (e)................................       52,500    2,369,063
                                                                   ------------
HEALTH CARE (0.1%)
FHP International Corp.
 5.00%, Series A.....................................       25,000      665,625
                                                                   ------------
HOUSEHOLD PRODUCTS (1.7%)
AJL PEPS
 $1.44 (a)(j)........................................      395,000    7,702,500
                                                                   ------------
INSURANCE (1.2%)
American General Finance Corp.
 $3.00, Series A.....................................       32,000    1,676,000
Conseco, Inc.
 6.50%, Series D (e).................................       61,000    3,233,000
Kemper Corp.
 5.75%, Series E (c).................................        6,500      339,625
                                                                   ------------
                                                                      5,248,625
                                                                   ------------
PAPER & FOREST PRODUCTS (1.5%)
International Paper Co.
 5.25% (c)...........................................      134,600    5,956,050
James River Corp. of Virginia
 9.00%, Series P.....................................       10,000      233,750

                                                         Shares       Value

                   ------------------------------------------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Sonoco Products Co.
 $2.25, Series A.....................................        9,000 $    514,125
                                                                   ------------
                                                                      6,703,925
                                                                   ------------
REAL ESTATE (0.3%)
Security Capital Pacific Trust
 $1.75, Series A.....................................       54,700    1,340,150
                                                                   ------------
RECREATION & ENTERTANMENT (0.6%)
Time Warner Financing Trust
 $1.24...............................................       85,400    2,668,750
                                                                   ------------
RETAIL (2.0%)
TJX Companies, Inc.
 $3.125, Series C....................................      203,200    9,093,200
Venture Stores, Inc.
 $3.25...............................................        7,300       73,000
                                                                   ------------
                                                                      9,166,200
                                                                   ------------
STEEL, ALUMINUM & OTHER METALS (2.4%)
Bethlehem Steel Corp.
 $3.50 (c)...........................................        7,000      312,375
Magma Copper Co.
 5.625%, Series D (e)................................       65,000    6,248,125
WHX Corp.
 $3.75, Series B.....................................       26,400    1,122,000
 6.50%, Series A.....................................       75,400    3,317,600
                                                                   ------------
                                                                     11,000,100
                                                                   ------------
TELECOMMUNICATION SERVICES (0.2%)
Mobile Telecommunication
 Technologies Corp.
 $2.25 (c)...........................................       31,500    1,011,938
                                                                   ------------
TELEPHONE UTILITIES (0.1%)
LCI International, Inc.
 5.00%...............................................        5,500      294,250
                                                                   ------------
TRANSPORTATION (0.2%)
Arkansas Best Corp.
 $2.875, Series A....................................       24,000      738,000
                                                                   ------------
Total Preferred Stocks
 (Cost $93,848,183)..................................               101,007,150
                                                                   ------------
Total Convertible Securities
 (Cost $284,668,764).................................               296,010,163
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------

                                                       Principal
                                                         Amount       Value
                  -------------------------------------------------------------

CORPORATE BONDS (1.2%)
COMPUTERS & OFFICE EQUIPMENT (0.3%)
Businessland, Inc.
 5.50%, due 3/1/07................................... $  1,965,000 $  1,139,700
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (0.1%)
Brooke Partners L.P.
 14.50%, due 4/1/98..................................      800,000      664,000
                                                                   ------------
INSURANCE (0.3%)
Statesman Group, Inc.
 6.25%, due 5/1/03...................................    1,500,000    1,533,750
                                                                   ------------
MEDIA (0.5%)
Spanish Broadcasting System, Inc.
 7.50%, due 6/15/02
 12.50%, beginning 6/15/97...........................    2,200,000    2,123,000
                                                                   ------------
Total Corporate Bonds
 (Cost $4,799,975)...................................                 5,460,450
                                                                   ------------
                                                         Shares
                                                       -------------
COMMON STOCKS (15.4%)
AEROSPACE (0.1%)
Boeing Co. ..........................................        5,000      391,875
                                                                   ------------
BANKS (0.6%)
Citicorp.............................................       16,305    1,096,511
North Fork Bancorporation, Inc.......................       20,000      505,000
UJB Financial Corp...................................       30,800    1,101,100
                                                                   ------------
                                                                      2,702,611
                                                                   ------------
BUILDING MATERIALS (0.2%)
Masco Corp...........................................       12,000      376,500
USG Corp. (a)........................................       16,000      480,000
                                                                   ------------
                                                                        856,500
                                                                   ------------
BUILDINGS (0.0%) (b)
Sundance Homes, Inc. (a).............................       40,000       62,500
                                                                   ------------
CAPITAL GOODS (0.1%)
Cypress Semiconductor Corp. (a)......................       19,500      248,625
Symmetricom, Inc. (a)................................       15,300      210,375
                                                                   ------------
                                                                        459,000
                                                                   ------------

                                                         Shares       Value

                   ------------------------------------------------------------
CASINOS (0.1%)
Showboat, Inc........................................       22,800 $    601,350
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (1.2%)
Cheyenne Software, Inc. (a)..........................        9,600      250,800
Diebold, Inc.........................................       20,000    1,107,500
Electro Scientific Industries, Inc. (a)..............       39,200    1,146,600
Maxis, Inc. (a)......................................       20,000      760,000
Micron Electronics, Inc. (a).........................       52,000      559,000
Proxima Corp. (a)....................................        7,200      159,300
SCI Systems, Inc. (a)................................        4,100      127,100
Seagate Technology, Inc. (a).........................       20,000      950,000
Sequent Computer Systems, Inc. (a)...................       40,000      580,000
                                                                   ------------
                                                                      5,640,300
                                                                   ------------
CONGLOMERATES (0.5%)
Hanson, Plc ADR (f)..................................      134,400    2,049,600
                                                                   ------------
CONSUMER SERVICES (0.2%)
Manpower, Inc........................................       30,000      843,750
Prepaid Legal Services, Inc. (a).....................       25,000      259,375
                                                                   ------------
                                                                      1,103,125
                                                                   ------------
CONSUMER STAPLES (0.1%)
American Brands, Inc.................................       10,000      446,250
                                                                   ------------
DOMESTIC OIL & GAS (0.6%)
Anadarko Petroleum Corp. ............................       10,000      541,250
Enron Oil & Gas Co. .................................       21,000      504,000
Lyondell Petrochemical Co............................       76,100    1,740,787
                                                                   ------------
                                                                      2,786,037
                                                                   ------------
DRUGS (0.7%)
Allergan, Inc. ......................................       15,000      487,500
Biochem Pharma, Inc. (a).............................       15,000      601,875
HEALTH SOUTH Corp. (a)...............................       10,000      291,250
Living Centers of America, Inc. (a)..................       22,400      784,000
Neurogen Corp. (a)...................................       15,500      416,562
SmithKline Beecham, Plc ADR (f)......................       10,000      555,000
                                                                   ------------
                                                                      3,136,187
                                                                   ------------
ELECTRIC EQUIPMENT (0.7%)
Analog Devices, Inc. (a).............................       20,000      707,500
ANTEC Corp. (a)......................................       49,400      889,200
Avnet, Inc. .........................................       30,000    1,342,500
Linear Technology Corp...............................        7,000      274,750
                                                                   ------------
                                                                      3,213,950
                                                                   ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

-------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
-------------------------------------------------------------------------------

                                                         Shares       Value

                   ------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENERGY (0.4%)
Seagull Energy Corp. (a).............................       71,000 $  1,579,750
                                                                   ------------
FINANCE (0.1%)
Transport Holdings, Inc., Class A (a)................           44        1,793
Travelers Group, Inc.................................        8,990      565,246
                                                                   ------------
                                                                        567,039
                                                                   ------------
FOOD (0.4%)
Flowers Industries, Inc..............................      118,500    1,436,812
Nabisco Holdings Corp., Class A......................        9,000      293,625
                                                                   ------------
                                                                      1,730,437
                                                                   ------------
GAS UTILITY (0.0%) (b)
United Gas Holdings Corp. (a)(d).....................       29,712       50,510
                                                                   ------------
HEALTH CARE (0.8%)
Cardinal Health, Inc. (a)............................       23,000    1,259,250
Caremark International, Inc..........................       53,300      966,062
OrNda HealthCorp (a).................................       32,900      764,925
Tenet Healthcare Corp. (a)...........................       25,000      518,750
Wellcare Management Group, Inc. (a)..................        4,800      103,200
                                                                   ------------
                                                                      3,612,187
                                                                   ------------
INSURANCE (0.7%)
Aetna Life and Casualty Co...........................       25,000    1,731,250
Equitable Companies, Inc.............................       24,000      576,000
First Colony Corp....................................       33,200      842,450
                                                                   ------------
                                                                      3,149,700
                                                                   ------------
INTERNATIONAL OILS (0.3%)
Ultramar Corp........................................       18,000      463,500
YPF Sociedad Anonima, Plc ADR (f)....................       30,000      648,750
                                                                   ------------
                                                                      1,112,250
                                                                   ------------
LEISURE (0.0%) (b)
CML Group, Inc.......................................       10,500       53,813
                                                                   ------------
MACHINERY (0.0%) (b)
Genus, Inc. (a)......................................       20,000      150,000
                                                                   ------------
MEDIA (0.1%)
Clear Channel Communications, Inc. (a)...............        5,500      242,688
                                                                   ------------


                                                         Shares       Value

                   ------------------------------------------------------------
MEDICAL EQUIPMENT (0.2%)
Sofamor Danek Group, Inc. (a)........................       20,000 $    567,500
Sola International, Inc. (a).........................       20,000      505,000
                                                                   ------------
                                                                      1,072,500
                                                                   ------------
MINING (0.3%)
Battle Mountain Gold Co. ............................      116,100      972,338
Homestake Mining Co. ................................       14,000      218,750
                                                                   ------------
                                                                      1,191,088
                                                                   ------------
OIL SERVICES (0.2%)
Marine Drilling Companies, Inc. (a)..................       65,000      333,125
McDermott International, Inc.........................       30,000      660,000
                                                                   ------------
                                                                        993,125
                                                                   ------------
PAPER & FOREST PRODUCTS (0.1%)
Longview Fibre Co....................................       13,000      211,250
Temple-Inland, Inc...................................        5,000      220,625
Weyerhaeuser Co. ....................................        5,100      220,575
                                                                   ------------
                                                                        652,450
                                                                   ------------
POLLUTION & RELATED (0.2%)
Pure Tech International, Inc. (a)....................       38,500       93,844
Western Waste Industries (a).........................       25,000      684,375
                                                                   ------------
                                                                        778,219
                                                                   ------------
PUBLISHING (0.0%) (b)
Harland (John H.) Co.................................        5,000      104,375
                                                                   ------------
RAILROADS (0.1%)
Conrail, Inc.........................................        7,000      490,000
                                                                   ------------
REAL ESTATE (0.5%)
American Health Properties, Inc. ....................       25,000      537,500
American Health Properties, Inc. (l).................        2,500       37,500
Meditrust Corp.......................................       50,000    1,743,750
                                                                   ------------
                                                                      2,318,750
                                                                   ------------
RECREATION & ENTERTAINMENT (0.0%) (b)
Hasbro, Inc..........................................        5,900      182,900
                                                                   ------------
RETAIL (1.5%)
Barnes & Noble, Inc. (a).............................       20,000      580,000
Circuit City Stores, Inc.............................        5,900      162,987
Dillard Department Stores, Inc., Class A.............       20,000      570,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------




                                                         Shares       Value

                   ------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL (CONTINUED)
Federated Department Stores, Inc. (a)................       15,000 $    408,750
Florsheim Shoe Co. (a)...............................        2,166        8,122
General Nutrition Companies, Inc. (a)................       15,600      358,800
Home Depot, Inc. (a).................................        7,096      339,721
Home Shopping Network, Inc. (a)......................      150,000    1,350,000
Kmart Corp...........................................       66,200      479,950
Melville Corp........................................       20,900      642,675
Michaels Stores, Inc. (a)............................       29,000      398,750
Service Merchandise Co. (a)..........................        6,700       33,500
Stop & Shop Co., Inc. (a)............................       12,000      286,500
Tandy Corp...........................................        4,387      182,061
Limited, Inc. (The)..................................       55,000      955,625
                                                                   ------------
                                                                      6,757,441
                                                                   ------------
STEEL, ALUMINUM & OTHER METALS (1.5%)
Algoma Steel, Inc. (a)...............................       17,100       64,125
Allegheny Ludlum Corp. (a)...........................        5,000       92,500
Asarco, Inc..........................................       13,000      416,000
J&L Specialty Steel, Inc.............................      102,000    1,912,500
Kaiser Aluminum Corp. (a)............................       37,953      493,389
MAXXAM, Inc. (a).....................................       20,000      705,000
Newmont Mining Corp..................................       38,745    1,753,211
Santa Fe Pacific Gold Corp...........................       65,000      788,125
WHX Corp. (a)........................................       40,000      435,000
Worthington Industries, Inc..........................        5,000      104,063
                                                                   ------------
                                                                      6,763,913
                                                                   ------------
TECHNOLOGY (0.3%)
Aura Systems, Inc. (a)...............................       52,900      297,563
General Motors Corp., Class E........................        5,000      260,000
Micron Technology, Inc...............................       15,000      594,375
Storage Technology Corp. (a).........................       15,000      358,125
                                                                   ------------
                                                                      1,510,063
                                                                   ------------
TELECOMMUNICATION EQUIPMENT (0.2%)
InterVoice, Inc. (a).................................       24,400      463,600
Philips Electronics N.V.--N.Y. ADR (f)...............       10,000      358,750
                                                                   ------------
                                                                        822,350
                                                                   ------------
TELECOMMUNICATION SERVICES (1.5%)
Airtouch Communications, Inc. (a)....................       75,000    2,118,750
Rogers Communications, Inc., Class B (a).............      238,000    2,659,949

                                                         Shares       Value

                   ------------------------------------------------------------
TELECOMMUNICATION SERVICES (CONTINUED)
TCI Group, Series A (a)..............................       86,000 $  1,709,250
Tele-Communications
 Liberty Media Group, Series A (a)...................        7,750      208,281
                                                                   ------------
                                                                      6,696,230
                                                                   ------------
TEXTILE & APPAREL (0.3%)
Burlington Industries, Inc. (a)......................       77,000    1,010,625
Fieldcrest Cannon, Inc. (a)..........................        6,300      104,738
                                                                   ------------
                                                                      1,115,363
                                                                   ------------
TRANSPORTATION (0.6%)
Arkansas Best Corp...................................       11,500       90,563
Pittston Services Group, Inc.........................       72,000    2,259,000
Union Pacific Corp...................................        5,000      330,000
                                                                   ------------
                                                                      2,679,563
                                                                   ------------
Total Common Stocks
 (Cost $67,671,836)..................................                69,825,989
                                                                   ------------
WARRANTS (0.1%)
MEDIA (0.1%)
Spanish Broadcasting System, Inc.
 expire 6/30/99 (a)..................................        2,200      374,000
                                                                   ------------
OIL SERVICES (0.0%) (B)
BJ Services Co.
 expire 4/13/00 (a)..................................       18,046      137,601
                                                                   ------------
Total Warrants
 (Cost $89,241)......................................                   511,601
                                                                   ------------
                                                       Principal
                                                         Amount
                                                       ----------
SHORT-TERM INVESTMENTS (17.5%)
COMMERCIAL PAPER (17.5%)
American Express, Inc.
 5.659%, due 1/8/96.................................. $ 12,285,000   12,285,000
Beneficial Corp.
 5.691%, due 1/3/96..................................   11,794,000   11,794,000
 5.937%, due 1/4/96..................................    6,000,000    6,000,000
Ford Motor Credit Co.
 5.661%, due 1/2/96..................................   13,657,000   13,657,000
General Electric Capital Corp.
 5.808%, due 1/4/96..................................   10,000,000   10,000,000


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                                    Principal
                                                      Amount        Value
                  --------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Smith Barney, Inc.
 5.833%, due 1/2/96............................... $  5,000,000  $  5,000,000
Texaco, Inc.
 5.958%, due 1/5/96...............................   20,864,000    20,864,000
                                                                 ------------
Total Short-Term Investments
 (Cost $79,600,000)...............................                 79,600,000
                                                                 ------------
Total Investments
 (Cost $436,829,816) (h)..........................         99.4%  451,408,203(i)
Cash and Other Assets, Less
 Liabilities......................................          0.6     2,888,731
                                                   ------------  ------------
Net Assets........................................        100.0% $454,296,934
                                                   ============  ============
                                                      Shares
                                                   -------------
SHORT POSITIONS (-15.3%)
COMMON STOCKS (-15.3%)
AIRLINES (-3.6%)
AMR Corp. (a).....................................     (128,300) $ (9,526,275)
Delta Air Lines, Inc..............................      (91,500)   (6,759,563)
                                                                 ------------
                                                                  (16,285,838)
                                                                 ------------
BANKS (-0.2%)
Banc One Corp.....................................      (30,000)   (1,132,500)
                                                                 ------------
BUILDINGS (-0.7%)
Toll Brothers, Inc. (a)...........................      (55,300)   (1,271,900)
U.S. Home Corp. (a)...............................      (58,500)   (1,703,813)
                                                                 ------------
                                                                   (2,975,713)
                                                                 ------------
CAPITAL GOODS (-0.3%)
Cooper Industries, Inc............................      (38,100)   (1,400,175)
                                                                 ------------
CELLULAR TELEPHONE (-0.1%)
U.S. Cellular Corp. (a)...........................      (19,400)     (649,900)
                                                                 ------------
CHEMICALS (-0.0%) (b)
RPM, Inc. of Ohio.................................      (12,500)     (206,250)
                                                                 ------------


                                                       Shares        Value
                   ------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (-0.7%)
International Business Machines Corp...............      (15,000) $ (1,376,250)
Seagate Technology, Inc. (a).......................      (36,000)   (1,710,000)
                                                                  ------------
                                                                    (3,086,250)
                                                                  ------------
CONGLOMERATES (-0.2%)
Corning, Inc.......................................      (33,500)   (1,072,000)
                                                                  ------------
CONSUMER SERVICES (-0.2%)
ADT Limited (a)....................................      (60,000)     (900,000)
                                                                  ------------
DOMESTIC OIL & GAS (-0.1%)
Enron Oil & Gas Co.................................      (18,000)     (432,000)
                                                                  ------------
DOMESTIC OILS (-0.4%)
Occidental Petroleum Corp..........................      (77,400)   (1,654,425)
Parker & Parsley Petroluem Co......................       (3,200)      (70,400)
                                                                  ------------
                                                                    (1,724,825)
                                                                  ------------
ELECTRICAL EQUIPMENT (-0.3%)
C-Cube Microsystems, Inc. (a)......................      (18,800)   (1,175,000)
                                                                  ------------
ENERGY (-1.0%)
Chevron Corp.......................................      (88,500)   (4,646,250)
                                                                  ------------
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Chiquita Brands International, Inc.................       (7,000)      (96,250)
                                                                  ------------
HOUSEHOLD PRODUCTS (-1.2%)
Amway Japan Limited ((Yen))........................      (48,000)   (2,023,392)
Amway Japan Limited ADR (f)........................     (113,000)   (2,358,875)
Whirlpool Corp.....................................      (17,000)     (905,250)
                                                                  ------------
                                                                    (5,287,517)
                                                                  ------------
INSURANCE (-4.3%)
American General Finance Corp......................       (6,000)     (209,250)
Chubb Corp.........................................     (147,700)  (14,289,975)
Conseco, Inc.......................................      (47,100)   (2,949,637)
Fremont General Corp...............................      (27,000)     (992,250)
USF&G Corp.........................................      (65,000)   (1,096,875)
                                                                  ------------
                                                                   (19,537,987)
                                                                  ------------
PAPER & FOREST PRODUCTS (-0.1%)
James River Corp. of Virginia......................       (9,200)     (221,950)
Repap Enterprises, Inc. (a)........................      (15,000)      (66,563)
                                                                  ------------
                                                                      (288,513)
                                                                  ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------





                                                       Shares        Value
                   ------------------------------------------------------------

COMMON STOCKS (CONTINUED)
POLLUTION & RELATED (-0.1%)
Sanifill, Inc. (a).................................      (20,300) $   (677,512)
                                                                  ------------
REAL ESTATE (-0.1%)
Security Capital Pacific Trust.....................      (15,300)     (302,175)
                                                                  ------------
RETAIL (-0.4%)
Michaels Stores, Inc. (a)..........................       (5,000)      (68,750)
Staples, Inc. (a)..................................       (4,600)     (112,125)
TJX Companies, Inc. ...............................      (75,000)   (1,415,625)
                                                                  ------------
                                                                    (1,596,500)
                                                                  ------------
STEEL, ALUMINUM & OTHER METALS (-0.9%)
Coeur D' Alene Mines Corp. ........................       (5,000)      (85,625)
Magma Copper Co. (a)...............................     (151,200)   (4,214,700)
                                                                  ------------
                                                                    (4,300,325)
                                                                  ------------
TECHNOLOGY (-0.2%)
Altera Corp. (a)...................................      (21,500)   (1,069,625)
                                                                  ------------
TELECOMMUNICATION SERVICES (-0.2%)
Cablevision Systems Corp., Class A (a).............      (10,000)     (542,500)
Mobile Telecommunication
 Technologies Corp. (a)............................      (15,000)     (320,625)
                                                                  ------------
                                                                      (863,125)
                                                                  ------------
Total Short Positions
 (Proceeds $65,317,050)............................               $(69,706,230)
                                                                  ============

-------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) Fair valued security. (See Note 2)
(e) Partially segregated as margin against common stock short position.
(f) ADR--American Depository Receipt.
(g) Issuer in bankruptcy.
(h) The cost for Federal income tax purposes is $438,365,523.
(i) At December 31, 1995 net unrealized appreciation for securities was $13,042,680, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $30,695,447 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $17,652,767.
(j) PEPS--Premium Exchangeable Participating Shares--each PEPS is exchangable for 1.25 American Depository Shares of Amway Japan on 2/15/99.
(k) 2,300 Units--each unit reflects two Senior Discounted Notes, plus 1 Convertible Senior Discounted Note.
(l) Depository Shares--each share represents one-tenth of Psychiatric Group preferred stock.

Forward foreign currency contracts open at December 31, 1995:

   Contracts                  In                    Delivery               Gross Unrealized
   to Deliver            Exchange For                 Date                   Appreciation
   ----------            ------------               --------               ----------------
FF     4,821,000          $1,000,000                 2/5/96                    $ 14,211
(Yen)345,047,500           3,500,000                6/12/96                     155,058
                                                                               --------
Net Appreciation....................................                           $169,269
                                                                               ========

-------
(FF) Security denominated in French Franc.
(Yen) Security denominated in Japanese Yen.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
------------------------------------------------------------------------------




STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $436,829,816).................................  $451,408,203
Deposit with broker.............................................    64,162,537
Receivables:
 Investment securities sold.....................................    16,093,544
 Fund shares sold...............................................     3,930,244
 Dividends and interest.........................................     3,628,466
Unrealized appreciation on forward foreign currency contracts...       169,269
Other assets....................................................           224
                                                                  ------------
  Total assets..................................................   539,392,487
                                                                  ------------
LIABILITIES:
Securities sold short (proceeds $65,317,050)....................    69,706,230
Payables:
 Investment securities purchased................................    12,576,595
 NYLIFE Distributors............................................       361,766
 Fund shares redeemed...........................................       265,312
 Adviser........................................................       133,567
 Custodian......................................................        83,714
 Transfer agent.................................................        82,917
 Trustees.......................................................         2,397
Accrued expenses................................................       181,977
Dividend payable................................................     1,701,078
                                                                  ------------
  Total liabilities.............................................    85,095,553
                                                                  ------------
Net assets......................................................  $454,296,934
                                                                  ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A........................................................  $     19,950
 Class B........................................................       317,900
Additional paid-in capital......................................   438,023,656
Accumulated undistributed net investment income.................     1,412,984
Accumulated undistributed net realized gain on investments......     4,353,158
Accumulated net realized loss on foreign currency transactions..      (169,269)
Net unrealized appreciation on investments......................    10,189,207
Net unrealized appreciation on translation of assets and
 liabilities in foreign currencies..............................       149,348
                                                                  ------------
Net assets......................................................  $454,296,934
                                                                  ============
CLASS A
Net assets applicable to outstanding shares.....................  $ 26,835,969
                                                                  ============
Shares of beneficial interest outstanding.......................     1,994,969
                                                                  ============
Net asset value per share outstanding...........................  $      13.45
Maximum sales charge (5.50% of offering price)..................          0.78
                                                                  ------------
Maximum offering price per share outstanding....................  $      14.23
                                                                  ============
CLASS B
Net assets applicable to outstanding shares.....................  $427,460,965
                                                                  ============
Shares of beneficial interest outstanding.......................    31,790,037
                                                                  ============
Net asset value per share outstanding...........................  $      13.45
                                                                  ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Dividends (a)....................................................  $ 4,781,635
 Interest.........................................................   13,513,736
                                                                    -----------
  Total income....................................................   18,295,371
                                                                    -----------
Expenses: (Note 2)
 Distribution--Class B (Note 3)...................................    1,738,211
 Administration (Note 3)..........................................    1,027,604
 Advisory (Note 3)................................................    1,027,604
 Service (Note 3).................................................      713,614
 Dividends on securities sold short...............................      562,409
 Transfer agent...................................................      504,763
 Registration.....................................................      100,905
 Shareholder communication........................................       64,829
 Recordkeeping (Note 3)...........................................       57,184
 Custodian........................................................       51,867
 Legal............................................................       33,801
 Auditing.........................................................       14,560
 Trustees.........................................................       11,309
 Miscellaneous....................................................        4,984
                                                                    -----------
  Total expenses..................................................    5,913,644
                                                                    -----------
Net investment income.............................................   12,381,727
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
Net realized gain(loss) from:
 Security transactions............................................   18,176,793
 Securities sold short............................................      708,783
 Foreign currency transactions....................................      (34,489)
                                                                    -----------
Net realized gain on investments and foreign currency
 transactions.....................................................   18,851,087
                                                                    -----------
Net change in unrealized appreciation (depreciation) on
 investments:
 Security transactions............................................   25,839,539
 Securities sold short............................................   (4,375,360)
 Translation of assets and liabilities in foreign currencies......      133,823
                                                                    -----------
Net unrealized gain on investments and foreign currency...........   21,598,002
                                                                    -----------
Net realized and unrealized gain on investments and foreign
 currency transactions............................................   40,449,089
                                                                    -----------
Net increase in net assets resulting from operations..............  $52,830,816
                                                                    ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $5,353.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                     September 1
                                        Year ended     through      Year ended
                                       December 31   December 31    August 31
                                           1995         1994*          1994
                                       ------------  ------------  ------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income...............  $ 12,381,727  $  2,765,093  $  3,583,220
 Net realized gain (loss) on
  investments........................    18,176,793       (86,769)    8,006,191
 Net realized gain on short sale
  transactions.......................       708,783           --            --
 Net realized loss on foreign
  currency transactions..............       (34,489)      (22,641)      (47,945)
 Net change in unrealized
  appreciation (depreciation) on
  security transactions..............    25,839,539    (9,830,360)   (4,330,957)
 Net change in unrealized
  appreciation (depreciation) on
  securities sold short..............    (4,375,360)      (13,820)          --
 Net change in unrealized
  appreciation (depreciation) on
  translation of assets and
  liabilities in foreign currencies..       133,823        16,939        (1,414)
                                       ------------  ------------  ------------
 Net increase (decrease) in net
  assets resulting from operations...    52,830,816    (7,171,558)    7,209,095
                                       ------------  ------------  ------------
Dividends and distributions to
 shareholders:
 From net investment income:
 Class A.............................      (511,874)          --            --
 Class B.............................   (10,670,355)   (2,974,993)   (3,590,323)
 From net realized gain on
  investments:
 Class A.............................      (778,196)          --            --
 Class B.............................   (12,402,053)   (6,123,826)   (8,748,441)
                                       ------------  ------------  ------------
  Total dividends and distributions
   to shareholders...................   (24,362,478)   (9,098,819)  (12,338,764)
                                       ------------  ------------  ------------
Capital share transactions:
 Net proceeds from sale of shares:
 Class A.............................    26,364,588           --            --
 Class B.............................   235,388,770    35,828,791   113,215,613
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
 Class A.............................     1,134,619           --            --
 Class B.............................    21,090,194     8,764,430    11,592,495
                                       ------------  ------------  ------------
                                        283,978,171    44,593,221   124,808,108
 Cost of shares redeemed:
 Class A.............................    (1,093,624)          --            --
 Class B.............................   (37,359,550)   (8,426,685)  (18,214,033)
                                       ------------  ------------  ------------
  Increase in net assets derived from
   capital share transactions........   245,524,997    36,166,536   106,594,075
                                       ------------  ------------  ------------
  Net increase in net assets.........   273,993,335    19,896,159   101,464,406
NET ASSETS:
Beginning of period..................   180,303,599   160,407,440    58,943,034
                                       ------------  ------------  ------------
End of period........................  $454,296,934  $180,303,599  $160,407,440
                                       ============  ============  ============
Accumulated undistributed net
 investment income...................  $  1,412,984  $        --   $    232,541
                                       ============  ============  ============

-------
* The Fund changed its fiscal year end from August 31 to December 31.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                           Class A     Class B                        Class B
                          ---------    --------     ------------------------------------------------
                                                    September 1
                                                      through          Year ended August 31
                              Year ended            December 31  -----------------------------------
                          December 31, 1995            1994*       1994     1993     1992     1991
                          ---------------------     -----------  --------  -------  -------  -------
Net asset value at
 beginning of period....   $ 11.67     $  11.67      $  12.83    $  13.92  $ 11.46  $ 10.10  $  8.02
                           -------     --------      --------    --------  -------  -------  -------
Net investment income...      0.59         0.51          0.19        0.50     0.92     0.32     0.24
Net realized and
 unrealized gain (loss)
 on investments.........      2.14         2.14         (0.71)       0.70     2.45     1.32     2.08
Net realized and
 unrealized loss on
 foreign currency
 transactions...........     (0.00)(b)    (0.00)(b)       --        (0.01)     --       --       --
                           -------     --------      --------    --------  -------  -------  -------
Total from investment
 operations.............      2.73         2.65         (0.52)       1.19     3.37     1.64     2.32
                           -------     --------      --------    --------  -------  -------  -------
Less dividends and
 distributions:
From net investment
 income.................     (0.55)       (0.47)        (0.21)      (0.49)   (0.42)   (0.28)   (0.24)
From net realized gain
 on investments.........     (0.40)       (0.40)        (0.43)      (1.79)   (0.49)     --       --
                           -------     --------      --------    --------  -------  -------  -------
Total dividends.........     (0.95)       (0.87)        (0.64)      (2.28)   (0.91)   (0.28)   (0.24)
                           -------     --------      --------    --------  -------  -------  -------
Net asset value at end
 of period..............   $ 13.45     $  13.45      $  11.67    $  12.83  $ 13.92  $ 11.46  $ 10.10
                           =======     ========      ========    ========  =======  =======  =======
Total investment return
 (a)....................     23.72%       23.02%        (4.09%)      8.95%   30.80%   16.43%   29.58%
Ratios (to average net
 assets)/ Supplemental
 Data:
 Net investment income..       4.9%         4.3%          4.8%+       3.5%     3.4%     2.9%     2.8%
 Expenses...............       1.5%         2.1%          1.9%+       1.9%     1.9%     2.3%     2.7%
Portfolio turnover rate.       243%         243%           77%        269%     370%     291%     283%
Net assets at end of
 period (in 000's)......   $26,836     $427,461      $180,304    $160,407  $58,943  $28,899  $20,029

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Less than one cent per share.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and comprises thirteen portfolios. These financial statements and notes relate only to the Convertible Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek capital appreciation together with current income.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the Convertible Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such

------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
------------------------------------------------------------------------------

system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortize cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value at maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign mar-kets and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value un-less the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CONTRACTS. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such con-tract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Con-vertible Fund enters into forward foreign currency exchange contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign currency exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabili-ties. The contract or notional amounts reflect the extent of the Fund's in-volvement in these financial instruments. Risks arise from the possible move-ments in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedg-ing declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $134,780 and $78,706 have been reclassified from accumulated net realized loss on foreign currency transactions and accumu-lated undistributed net realized gain on investments, respectively, to accumu-lated undistributed net investment income, due to shareholder dividends and distributions.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Convertible Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collec-tion is not expected. Discounts on securities purchased for the Fund are ac-creted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses

------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
------------------------------------------------------------------------------

incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of the average daily net assets of 0.36% and 0.36%, respectively.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will re-duce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most re-strictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are sub-ject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $529,361 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $277,587.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $44,194.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $13,843 for the year ended December 31, 1995.

------------------------------------------------------------------------------
                         THE MAINSTAY CONVERTIBLE FUND
------------------------------------------------------------------------------

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of operations.

NOTE 4 -- DEPOSIT WITH BROKER:

Deposit with broker comprises cash of $63,182,458 and (Yen)101,100,000 (cost $1,000,000, value at December 31, 1995 $980,079). Cash deposited with broker is partially restricted as collateral for securities sold short.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $618,073 and $519,775, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                           Year Ended      through   Year Ended
                                           December 31   December 31 August 31
                                              1995          1994*       1994
                                         --------------- ----------- ----------
                                         Class A Class B        Class B
                                         ------- ------- ----------------------
Shares sold.............................  1,991  17,601     2,881      8,730
Shares issued in reinvestment of divi-
 dends and distributions................     85   1,583       748        922
                                          -----  ------     -----      -----
                                          2,076  19,184     3,629      9,652
Shares redeemed.........................     81   2,840       683      1,387
                                          -----  ------     -----      -----
Net increase............................  1,995  16,344     2,946      8,265
                                          =====  ======     =====      =====

-------
*The Fund changed its fiscal year end from August 31 to December 31.

------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay Convertible Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion ex-pressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------

GROWTH FUNDS
FUND                           RISK/REWARD             HOW IT INVESTS                        CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund      [Horizontal bar graph  Invests primarily in common stocks     You want your investments to grow
                               indicating risk/       of companies in expanding markets      and are willing to accept a higher
                               reward of fund]        with strong growth potential           level of risk for higher return
                                                                                             potential
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund              [Horizontal bar graph  Invests in a portfolio that tracks     You seek a conservative way to
                               indicating risk/       the makeup and returns of this         participate in the growth potential
                               reward of fund]        S&P 500*                               of stocks+
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund      [Horizontal bar graph  Offers broad diversification into      You prefer the higher return potential
                               indicating risk/       international stock markets with       of international equities or want to
                               reward of fund]        an emphasis on risk control            add diversification to your domestic
                                                                                             investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH AND INCOME FUNDS

FUND                              RISK/REWARD                     HOW IT INVESTS                    CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
Total Return Fund              [Horizontal bar graph  Balances current income with growth    You seek a combination of income and
                               indicating risk/       opportunities by investing in stocks,  growth potential and want to manage
                               reward of fund]        bonds, and money market instruments    risk through diversification

-----------------------------------------------------------------------------------------------------------------------------------
Value Fund                     [Horizontal bar graph  Seeks undervalued stocks with          You seek to maximize total return from
                               indicating risk/       attractive dividends and a stimulus    securities which may have more poten-
                               reward of fund]        for positive change                    tial than the market currently sees.
-----------------------------------------------------------------------------------------------------------------------------------
Convertible Fund               [Horizontal bar graph  Invests in convertible securities for  You want income from securities that
                               indicating risk/       a special blend of long-term growth    may offer growth potential if converted
                               reward of fund]        potential and dividend income          income common stock

------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

ll Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

# A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
FUND                              RISK/REWARD                     HOW IT INVESTS                    CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
Government Fund                [Horizontal bar graph  Seeks a high level of current income   You are seeking to combine high current
                               indicating risk/       consistent with safety of principal    income and safety of principal
                               reward of fund]        primarily from U.S. government
                                                      securities(S)
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate           [Horizontal bar graph  An aggressive high yield bond fund     You want to maximize current income
Bond Fund                      indicating risk/       that is actively managed for           and can accept the higher risk of
                               reward of fund]        maximum current income                 securities with high yield potential
-----------------------------------------------------------------------------------------------------------------------------------
International Bond Fund        [Horizontal bar graph  Seeks high current yields and          You prefer the higher return potential
                               indicating risk/       competitive total return from non-     of international equities or want to
                               reward of fund]        U.S. bonds with an emphasis on         add diversification to your domestic
                                                      risk control                           investments++
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund              [Horizontal bar graph  Seeks to provide current income,       You are averse to risk or want to earn
                               indicating risk/       stability of principal, and liquid-    competitive yields on cash you're plan-
                               reward of fund]        ity with free checkwriting.||          ning to spend or invest in the near
                                                                                             future
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
FUND                              RISK/REWARD                     HOW IT INVESTS                    CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund             [Horizontal bar graph  Seeks high current income that's       You're in a high federal income tax
                               indicating risk/       exempt from regular federal income     bracket or want to pay less of your
                               reward of fund]        tax#                                   investment income to the IRS
-----------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund       [Horizontal bar graph  Seeks high current income exempt       You're a California resident and want
                               indicating risk/       from both federal and California       to keep more of what you earn by
                               reward of fund]        income taxes consistent with           investing for income that double tax
                                                      preservation of capital#               free#
-----------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Bond         [Horizontal bar graph  Seeks high current income exempt       You're a New York State or City resi-
                               indicating risk/       from federal, New York State, and      dent and want to keep more of what you
                               reward of fund]        New York City income taxes consis-     earn with income that's double or
                                                      tent with preservation of capital#     triple tax free#
------------------------------------------------------------------------------------------------------------------------------------


If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

MainStay
Convertible Fund

    1995
annual report

The year in review
  fund results
& portfolio highlights

[Logo of MainStay(R) Funds appears here]

December 31, 1995


                   Officers & Trustees

           Alice T. Kane  Chairperson and Trustee
           Walter W. Ubl  President and Trustee
Nancy Maginnes Kissinger  Trustee
        Terry L. Lierman  Trustee
     Donald E. Nickelson  Trustee
  Ralph A. Pfeiffer, Jr.  Trustee
          Donald K. Ross  Trustee
     Richard S. Trutanic  Trustee
      Jefferson C. Boyce  Senior Vice President
        Anthony W. Polis  Chief Financial Officer
         Richard A. Topp  Vice President
      Richard W. Zuccaro  Vice President
     A. Thomas Smith III  Secretary


            Dechert Price & Rhoads
               Legal Counsel


[Logo of MainStay(R) Funds appears here]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[Logo of New York Life appears here]

This report is provided for the information of shareholders of the MainStay Capital Convertible Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

[RECYCLE LOGO]

                                                                 MSAN06 (296)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
                               Chairperson's Letter     2

                         MainStay Equity Index Fund
          Highlights & Portfolio Managers' Comments     4

                          Returns & Lipper Rankings     6

                           Year-by-Year Performance     7

      $10,000 Invested in the MainStay Equity Index
                     Fund vs. S&P 500 and Inflation     7

                             Top 25 Equity Holdings     8

               Diversification by Industry -- Top 5     9

                              Portfolio Composition     9

                               Financial Statements     10

                      Notes to Financial Statements     22

                  Report of Independent Accountants     27

                                 The MainStay Funds     28

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE APPEARS HERE] Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995

We are pleased to report to you on the activities and investment results of the MainStay/(R)/ Equity Index Fund for the twelve months ended December 31, 1995.

During the bull market of 1995, the Equity Index Fund had its best year ever, earning a total return of 35.91%, excluding all sales charges. The Fund seeks to track the makeup and performance of the Standard & Poor's 500 Composite Stock Price Index.* Since the Index itself is unmanaged and does not incur fees, it provided a somewhat higher total return for the year, earning 37.53%.

At MainStay, we believe the Equity Index Fund represents an appropriate choice for investors seeking broad exposure to the growth potential of large capitalization equity issues. The relative size, strength, and multinational scope of many S&P 500 companies helped Equity Index Fund shareholders outperform the average Lipper/+/ equity fund, which returned 24.81% for the year ended December 31, 1995. Within its own Lipper category of S&P 500 Index objective funds, the Fund lagged the average which returned 36.84%.

We are pleased to announce that effective January 1, 1996, NYLIFE Distributors Inc. will voluntarily waive a portion of the Fund's administrative fee. As long as the waiver is in effect, the Fund's total expenses, including Rule 12b-1 fees, will not exceed .80% of the value of the Fund's average daily net assets for the year. Since lower fees may mean higher returns, we believe this waiver may have a positive effect for Fund investors seeking to benefit from the long-term growth potential of equities.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success and we look forward to serving your investment needs for many years to come.

/s/ Alice T. Kane

Alice T. Kane
January 1996


--------------------
* See footnote on page 7 for more information on the S&P 500.

+ See footnote on page 6 for more information on Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
MainStay Equity Index Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

[ ] Highest one-year return since the Fund's inception

[ ] Total return of 35.91% for the year, excluding all sales charges


[PHOTO OF HOLLY V. COX AND JAMES A. MEHLING APPEARS HERE]

Portfolio Managers--Holly V. Cox and James A. Mehling, CFA


The stock market roared ahead throughout 1995, fueled by slow economic growth, low interest rates, and strong corporate profits. While the average Lipper equity fund gained 24.81% for the year, the MainStay Equity Index Fund managed to substantially outpace this performance with a 35.91% return, excluding all sales charges, for the year ended December 31, 1995. These outstanding results reflected unusually favorable market conditions, which are unlikely to be repeated in 1996.

The Equity Index Fund seeks to track the makeup and performance of the S&P 500 Index, which outperformed many other broad stock market measures during the year. Since technology stocks were among the big winners in 1995, one notable exception was the technology-laden NASDAQ Composite Index.

The performance of the S&P 500 Index surpassed so many market measures because it contains a relatively greater proportion of large capitalization stocks. These stocks, many of which represent the large blue-chip multinational corporations in America, were among the best performing securities in the world last year. They propelled the S&P 500 Index to a spectacular 37.53% annual return. While the Fund closely tracked the Index, after accounting for fees, the MainStay Equity Index Fund lagged behind the average Lipper S&P 500 Index objective fund, which returned 36.84%.

Many mutual funds benefited from large weightings in the technology sector. Index funds, on the other hand, do not attempt to enhance performance by overweighting particular stocks or market sectors. Instead, diversification across a broad spectrum of industries allowed the Equity Index Fund to reap rewards not only from technology stocks, but in many other top-performing

Capitalization
--------------------------------------------------------------------------------
Standard & Poor's defines capitalization as the market value of outstanding common shares.

Index
--------------------------------------------------------------------------------
An unmanaged group of securities used as a general indicator of performance within a market or market sector.

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

sectors, such as utilities and consumer cyclicals, which received less attention from active fund managers.

In managing the Fund, we do not build up large cash positions, but seek to remain fully invested at all times. This strategy allowed the Fund to participate as fully as possible in the rising market we experienced in 1995.

During 1995, only four of the Standard & Poor's industry groups -- trucking, steel, paper containers, and specialty retail stores -- posted negative total returns. Since their weights in the S&P 500 Index were minimal, the effect on the Fund's total return was slight. Oil stocks, which returned a positive 9.52% for the year, and paper and forest products, which earned 7.39%, actually held back the Fund's performance because of their higher weightings in the Index.

Early in the year, IBM's takeover of Lotus served as a prelude to a sustained period of merger and acquisition activity. To accommodate the resulting shifts in relative market capitalizations of S&P 500 issues, we had to closely monitor the Index and make frequent adjustments to the portfolio.

While past performance is no guarantee of future results, indexing to the S&P 500 has proven to be a successful investment strategy in recent years, as well as over the longer run. In 1994, the MainStay Equity Index Fund's total return beat 72% of all 2,258 equity funds tracked by Lipper. In 1995, the Fund fared even better, beating almost 84% of all 3,131 equity funds. In general, for the ten years ended December 31, 1995, funds seeking to track the S&P 500 Index beat roughly 80% of actively managed funds.*

We believe index investing continues to provide attractive opportunities for long-term investors seeking broad exposure to large capitalization stocks in the U.S. [ ]


Weighting
--------------------------------------------------------------------------------
The proportion of a portfolio or index allocated to a specific security or sector. A fund is said to be overweighted in a sector when that portion of the portfolio is larger than the sector's weighting in the index.

--------------------
* Source: Lipper Analytical Services, Inc. For the 5-year period ended 12/31/95, the Fund's total return beat 52% of all equity funds. See page 6 note + for more information.

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------


Fund average annual total returns *
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Life of Fund
                                              1 year                       5 years                  through 12/31/95
-------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                             35.91%                        15.17%                       15.08%
-------------------------------------------------------------------------------------------------------------------------


Fund SEC returns*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Life of Fund
                                              1 year                       5 years                  through 12/31/95
-------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                             31.83%                        14.47%                       14.38%
-------------------------------------------------------------------------------------------------------------------------


Fund Lipper+ rankings and year-end Lipper category returns
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Life of Fund
                                              1 year                       5 years                  through 12/31/95
-------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                       41 out of 43 funds            14 out of 14 funds           13 out of 13 funds

                                    (index objective category)    (index objective category)   (index objective category)

Average Lipper
S&P 500 Index
objective fund                                36.84%                        16.00%                       15.99%
-------------------------------------------------------------------------------------------------------------------------


Fund year-end per-share net asset values and distributions for 1995
-------------------------------------------------------------------------------------------------------------------------
                                           NAV 12/31/95                     Income                   Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                             $19.15                       $0.2700                      $0.2709
-------------------------------------------------------------------------------------------------------------------------

--------------------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for applicable sales charge. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested. MainStay Equity Index Fund first offered to the public 12/20/90 is offered as Class A shares only. As of 1/3/95 shares are subject to an initial sales charge of up to 3% and an annual 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95, the Lipper equity fund category included 3,131 funds and the MainStay Equity Index Fund was ranked 501 out of 3,131; 531 out of 1,113; and, 521 out of 1,089 funds for the 1-year, 5-year, and since inceptions periods, respectively. For the same 12-month period, the Lipper S&P 500 Index objective fund category included 43 funds.

--------------------------------------------------------------------------------
Year-by-Year Performance*
--------------------------------------------------------------------------------

[BAR GRAPH APPEARS HERE]

Years
ended        Total
12/31       Return %
91            28.01
92             6.23
93             9.01
94             0.47
95            35.91


--------------------------------------------------------------------------------
$10,000 invested in The MainStay Equity Index Fund
vs. S&P 500 and Inflation
--------------------------------------------------------------------------------

[LINE GRAPH APPEARS HERE]


Year-end       S&P 500++      Inflation/(s)/        Equity Index Fund
12/20/90        10,000         10,000                 9700
      91        13,157         10,306               12,430
      92        14,158         10,605               13,200
      93        15,578         10,897               14,391
      94        15,790         11,188               14,463
      95        21,702         11,480               19,657

--------------------
    This graph assumes an initial investment of $10,000 made on 12/20/90 reflecting the effect of the current maximum sales charge of 3.0%, thereby reducing the amount of the investment to $9,700. Results include reinvestment of all distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

 ++ Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's Corporation. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
Top 25 Equity Holdings as of 12/31/95
--------------------------------------------------------------------------------

Holding                                                                 $ amount
General Electric Company                                              $2,539,584

AT&T Corp.                                                             2,134,613

Exxon Corp.                                                            2,071,472

Coca-Cola Company                                                      1,953,369

Merck & Co., Inc.                                                      1,685,961

Philip Morris Companies, Inc.                                          1,579,315

Royal Dutch Petroleum Company                                          1,563,665

Procter & Gamble Company                                               1,185,323

Johnson & Johnson                                                      1,146,604

International Business Machines Corp                                   1,082,191

Microsoft Corp.                                                        1,079,325

Wal-Mart Stores, Inc.                                                  1,071,270

Intel Corp.                                                              985,747

American International Group, Inc.                                       918,525

Mobil Corp.                                                              917,728

PepsiCo, Inc.                                                            915,624

BellSouth Corp.                                                          908,193

Bristol-Myers Squibb Company                                             902,117

Hewlett-Packard Company                                                  893,613

GTE Corp.                                                                887,172

Pfizer Inc                                                               826,938

General Motors Corp.                                                     823,475

Du Pont (E.I.) De Nemours & Company                                      815,301

Amoco Corp.                                                              751,237

SBC Communications, Inc.                                                 737,495

      Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Short-term securities are excluded. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
Diversification by Industry- Top 5 as of 12/31/95
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

ALL OTHER INDUSTRIES        73.7%
UTILITIES - TELEPHONE        7.5%
BANKS                        5.6%
PETROLEUM - INTERNATIONAL    5.2%
HEALTHCARE - DRUGS           4.6%
HEALTHCARE - GENERAL         3.4%

--------------------------------------------------------------------------------
Portfolio Composition as of 12/31/95
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

COMMON STOCKS               87.9%
CASH & EQUIVALENTS          12.1%



                 Note: actual percentages will vary over time

--------------------------------------------------------------------------------
                         THE MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

                                                            Shares     Value
                                                        -----------------------
COMMON STOCKS (87.9%)+
AIR TRANSPORTATION (0.3%)
AMR Corp. (a)............................................      1,677 $  124,517
Delta Air Lines, Inc.....................................      1,082     79,933
Pittston Services Group..................................        923     28,959
Southwest Airlines Co....................................      3,000     69,750
USAir Group, Inc. (a)....................................      1,283     17,000
                                                                     ----------
                                                                        320,159
                                                                     ----------
AIRCRAFT (1.3%)
Boeing Company (The).....................................      7,290    571,354
Lockheed Martin Corp.....................................      4,159    328,561
McDonnell Douglas Corp...................................      2,375    218,500
Northrop Grumman Corp....................................      1,076     68,864
United Technologies Corp.................................      2,521    239,180
                                                                     ----------
                                                                      1,426,459
                                                                     ----------
ALUMINUM (0.4%)
Alcan Aluminum Limited...................................      4,687    145,883
Aluminum Co. of America..................................      3,798    200,819
Reynolds Metals Company..................................      1,306     73,952
                                                                     ----------
                                                                        420,654
                                                                     ----------
APPAREL (0.4%)
Brown Group, Inc.........................................        373      5,315
Fruit Of The Loom Inc. Class A (a).......................      1,600     39,000
Liz Claiborne, Inc.......................................      1,593     44,206
Nike, Inc................................................      2,950    205,394
Reebok International Ltd.................................      1,811     51,161
Russell Corp.............................................        929     25,780
Stride Rite Corp.........................................        984      7,380
VF Corp..................................................      1,414     74,588
                                                                     ----------
                                                                        452,824
                                                                     ----------
BANKS (5.6%)
Banc One Corp............................................      8,296    313,174
Bank of Boston Corp......................................      2,311    106,884
Bank of New York Company, Inc. (The).....................      4,000    195,000
BankAmerica Corp.........................................      7,829    506,928
Bankers Trust New York Corp..............................      1,693    112,584
Barnett Banks, Inc.......................................      1,960    115,640
Boatmen's Bancshares, Inc................................      2,656    108,564
Chase Manhattan Corp. (The)..............................      3,736    226,495
Chemical Banking Corp....................................      5,272    309,730

-------
+ Percentages indicated are based on Fund net assets.

                                                            Shares     Value
                                                        -----------------------
BANKS (CONTINUED)
Citicorp.................................................      8,381 $  563,622
Comerica Inc.............................................      2,300     92,287
CoreStates Financial Corp................................      3,004    113,777
First Bank System, Inc...................................      2,800    138,950
First Chicago Corp.......................................      6,624    261,648
First Fidelity Bancorp...................................      1,767    133,188
First Interstate Bancorp.................................      1,574    214,851
First Union Corp. .......................................      3,562    198,136
Fleet Financial Group, Inc...............................      5,421    220,906
KeyCorp..................................................      4,700    170,375
MBNA Corp................................................      3,194    117,779
Mellon Bank Corp.........................................      3,151    169,366
Morgan (J.P.) & Company, Inc.............................      3,878    311,209
NationsBank Corp.........................................      5,673    394,983
Norwest Corp.............................................      6,790    224,070
PNC Bank Corp............................................      4,904    158,154
Republic New York Corp...................................      1,200     74,550
Suntrust Banks, Inc......................................      2,427    166,249
U.S. Bancorp (Portland, OR)..............................      1,963     66,006
Wachovia Corp............................................      3,600    164,700
Wells Fargo & Company....................................        991    214,056
                                                                     ----------
                                                                      6,163,861
                                                                     ----------
BEVERAGES (3.3%)
Anheuser-Busch Companies, Inc............................      5,376    359,520
Brown-Forman Corp........................................      1,494     54,531
Coca-Cola Company (The)..................................     26,308  1,953,369
Coors (Adolph) Co........................................        921     20,377
PepsiCo, Inc.............................................     16,387    915,624
Seagram Company Ltd......................................      7,805    270,248
                                                                     ----------
                                                                      3,573,669
                                                                     ----------
BROADCASTING (1.2%)
Capital Cities/ABC, Inc..................................      3,120    384,930
Comcast Corp. Class A....................................      5,040     91,665
Tele-Communications TCI Group, Class A (a)...............     13,792    274,116
Tellabs, Inc. (a)........................................      1,800     66,600
U.S. West Media Group (a)................................      9,961    189,259
Viacom Inc. Class B (a)..................................      7,417    351,380
                                                                     ----------
                                                                      1,357,950
                                                                     ----------
BUSINESS EQUIPMENT & SERVICES (1.4%)
Block (H & R), Inc.......................................      2,181     88,331
Browning-Ferris Industries, Inc..........................      4,492    132,514
Ceridian Corp. (a).......................................      1,466     60,473

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------


                                                            Shares     Value
                                                        -----------------------
COMMON STOCKS (CONTINUED)
BUSINESS EQUIPMENT & SERVICES (CONTINUED)
Deluxe Corp..............................................      1,694 $   49,126
Donnelley (R.R.) & Sons Company..........................      3,163    124,543
Dun & Bradstreet Corp. (The).............................      3,615    234,071
Federal Express Corp. (a)................................      1,193     88,133
Harland (John H.) Co. (The)..............................        514     10,730
Interpublic Group of Cos., Inc...........................      1,674     72,610
Moore Corp. Ltd..........................................      2,124     39,559
National Service Industries, Inc.........................      1,081     34,997
Ogden Corp...............................................        966     20,648
Pitney Bowes Inc.........................................      3,064    144,008
Ryder System, Inc........................................      1,673     41,407
Safety-Kleen Corp........................................      1,200     18,750
Service Corp. International..............................      2,042     89,848
WMX Technologies, Inc....................................     10,204    304,844
                                                                     ----------
                                                                      1,554,592
                                                                     ----------
CAPITAL EQUIPMENT (0.8%)
Caterpillar Inc..........................................      4,234    248,747
Cincinnati Milacron Inc..................................        701     18,401
Cummins Engine Company, Inc..............................        946     35,002
Fluor Corp...............................................      1,689    111,474
Foster Wheeler Corp......................................        816     34,680
General Signal Corp......................................      1,060     34,317
Giddings & Lewis Inc.....................................        706     11,649
Harnischfeger Industries, Inc............................        998     33,184
Illinois Tool Works Inc..................................      2,394    141,246
Ingersoll-Rand Company...................................      2,276     79,945
Paccar Inc...............................................        903     38,039
Parker Hannifin Corp.....................................      1,518     51,992
Snap-On, Inc.............................................        965     43,666
Timken Company (The).....................................        704     26,928
Trinova Corp.............................................        499     14,284
                                                                     ----------
                                                                        923,554
                                                                     ----------
CHEMICALS--PETROLEUM (1.8%)
Dow Chemical Company (The)...............................      5,667    398,815
Du Pont (E.I.) De Nemours & Company......................     11,668    815,301
Goodrich (B.F.) Company..................................        492     33,517
Grace (W.R.) & Co........................................      1,908    112,811
Hercules Inc.............................................      2,307    130,057
Monsanto Company.........................................      2,417    296,083
Rohm & Haas Company......................................      1,424     91,670
Union Carbide Corp.......................................      2,884    108,150
                                                                     ----------
                                                                      1,986,404
                                                                     ----------

                                                            Shares     Value
                                                        -----------------------
CHEMICALS--SPECIALTY (0.8%)
Air Products & Chemicals, Inc............................      2,397 $  126,442
Avery Dennison Corp......................................      1,209     60,601
Eastman Chemical Co......................................      1,739    108,905
Ecolab, Inc..............................................      1,314     39,420
Engelhard Corp...........................................      3,037     66,055
Great Lakes Chemical Corp................................      1,365     98,280
Morton International, Inc................................      3,137    112,540
Nalco Chemical Company...................................      1,462     44,043
Pall Corp................................................      2,469     66,354
Praxair, Inc.............................................      2,869     96,470
Sigma-Aldrich Corp.......................................      1,100     54,450
                                                                     ----------
                                                                        873,560
                                                                     ----------
COMMUNICATIONS EQUIPMENT (0.5%)
Andrew Corp. (a).........................................        859     32,857
DSC Communications Corp. (a).............................      2,444     90,123
General Dynamics Corp....................................      1,306     77,217
Harris Corp..............................................        925     50,528
Northern Telecom Limited.................................      5,375    231,125
Scientific-Atlanta, Inc..................................      1,638     24,570
                                                                     ----------
                                                                        506,420
                                                                     ----------
COMPUTERS--MAIN & MINI (2.9%)
Amdahl Corp. (a).........................................      2,396     20,366
Cisco Systems, Inc. (a)..................................      5,700    425,363
Cray Research, Inc. (a)..................................        495     12,251
Data General Corp. (a)...................................        811     11,151
Digital Equipment Corp. (a)..............................      3,166    203,020
Hewlett-Packard Company..................................     10,670    893,613
Honeywell Inc............................................      2,788    135,566
International Business Machines Corp.....................     11,795  1,082,191
Tandem Computers Inc. (a)................................      2,391     25,404
Unisys Corp. (a).........................................      3,576     20,115
Xerox Corp...............................................      2,226    304,962
                                                                     ----------
                                                                      3,134,002
                                                                     ----------
COMPUTERS--MICRO (0.5%)
Apple Computer Inc.......................................      2,409     76,787
Compaq Computer Corp. (a)................................      5,449    261,552
Sun Microsystems Inc. (a)................................      3,944    179,945
                                                                     ----------
                                                                        518,284
                                                                     ----------
COMPUTERS--PERIPHERALS (2.4%)
Autodesk, Inc............................................        978     33,497
Cabletron Systems, Inc. (a)..............................      1,500    121,500
Computer Associates International Inc....................      5,042    286,764
First Data Corp..........................................      5,000    334,375

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

                                                            Shares     Value
                                                        -----------------------
COMMON STOCKS (CONTINUED)
COMPUTERS--PERIPHERALS (CONTINUED)
Intergraph Corp. (a).....................................        977 $   15,388
Microsoft Corp. (a)......................................     12,300  1,079,325
Novell Inc. (a)..........................................      7,762    110,608
Oracle Corp. (a).........................................      9,085    384,977
Silicon Graphics, Inc. (a)...............................      3,300     90,750
3Com Corp. (a)...........................................      3,300    153,862
                                                                     ----------
                                                                      2,611,046
                                                                     ----------
CONSTRUCTION MATERIALS (0.3%)
Black & Decker Corp......................................      1,694     59,713
Crane Co.................................................        504     18,585
PPG Industries Inc.......................................      4,260    194,895
Sherwin-Williams Company.................................      1,705     69,479
Stanley Works (The)......................................        972     50,058
                                                                     ----------
                                                                        392,730
                                                                     ----------
CONSUMER ELECTRONICS (0.0%) (B)
Zenith Electronics Corp. (a).............................        418      2,874
                                                                     ----------
CONSUMER SERVICES (0.1%)
CUC International Inc. (a)...............................      3,600    122,850
                                                                     ----------
CONTAINERS (0.1%)
Ball Corp................................................        496     13,640
Bemis Company, Inc.......................................      1,086     27,829
Crown Cork & Seal Company, Inc. (a)......................      1,805     75,359
                                                                     ----------
                                                                        116,828
                                                                     ----------
COSMETICS & TOILETRIES (0.7%)
Alberto-Culver Company...................................        500     17,187
Avon Products, Inc.......................................      1,466    110,500
Gillette Company.........................................      9,254    482,365
International Flavors & Fragrances, Inc..................      2,369    113,712
                                                                     ----------
                                                                        723,764
                                                                     ----------
DEFENSE (0.6%)
EG & G, Inc..............................................      1,198     29,052
Loral Corp...............................................      3,616    127,916
Raytheon Company.........................................      5,160    243,810
Rockwell International Corp..............................      4,580    242,167
                                                                     ----------
                                                                        642,945
                                                                     ----------
ELECTRICAL COMPONENTS (0.1%)
LSI Logic Corp. (a)......................................      2,700     88,425
                                                                     ----------

                                                            Shares     Value
                                                        -----------------------
ELECTRICAL EQUIPMENT (3.2%)
Cooper Industries, Inc...................................      2,297 $   84,415
Dover Corp...............................................      2,402     88,574
Emerson Electric Co......................................      4,589    375,151
General Electric Company.................................     35,272  2,539,584
Grainger (W.W.), Inc.....................................      1,088     72,080
Johnson Controls, Inc....................................        927     63,731
Tyco International Ltd...................................      3,150    112,219
Westinghouse Electric Corp...............................      8,101    133,666
                                                                     ----------
                                                                      3,469,420
                                                                     ----------
ELECTRONIC COMPONENTS (2.4%)
Advanced Micro Devices, Inc. (a).........................      2,206     36,399
AMP Inc..................................................      4,556    174,837
Applied Materials, Inc. (a)..............................      3,700    145,688
Intel Corp...............................................     17,370    985,747
Micron Technology Inc....................................      4,400    174,350
Motorola, Inc............................................     12,312    701,784
National Semiconductor Corp. (a).........................      2,581     57,427
Raychem Corp.............................................        929     52,837
Teledyne, Inc. (a).......................................      1,196     30,647
Texas Instruments, Inc...................................      3,884    200,997
Thomas & Betts Corp......................................        376     27,730
                                                                     ----------
                                                                      2,588,443
                                                                     ----------
ELECTRONIC INSTRUMENTS (0.1%)
Perkin-Elmer Corp. (The).................................        967     36,504
Tektronix, Inc...........................................        703     34,535
                                                                     ----------
                                                                         71,039
                                                                     ----------
ENVIRONMENTAL CONTROL (0.0%) (B)
Laidlaw, Inc. Class B....................................      6,100     62,525
                                                                     ----------
FARM MACHINERY (0.2%)
Deere & Company..........................................      5,431    191,443
Navistar International Corp. (a).........................      1,588     16,674
Varity Corp. (a).........................................      1,026     38,090
                                                                     ----------
                                                                        246,207
                                                                     ----------
FINANCE COMPANIES (0.6%)
Beneficial Corp..........................................      1,186     55,297
Household International Inc..............................      1,940    114,702
National City Corp.......................................      3,200    106,000
Travelers Group Inc......................................      6,683    420,194
                                                                     ----------
                                                                        696,193
                                                                     ----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                            Shares     Value
                                                        -----------------------
COMMON STOCKS (CONTINUED)
FOOD & RELATED (2.5%)
Archer Daniels Midland Company...........................     11,478 $  206,604
Campbell Soup Company....................................      5,284    317,040
ConAgra, Inc.............................................      5,325    219,656
CPC International, Inc...................................      3,117    213,904
Fleming Companies, Inc...................................        919     18,954
General Mills, Inc.......................................      3,281    189,478
Heinz (H.J.) Company.....................................      7,783    257,812
Hershey Foods Corp.......................................      1,710    111,150
Kellogg Company..........................................      4,552    351,642
Quaker Oats Company......................................      2,738     94,461
Ralston Purina Group.....................................      2,174    135,603
Sara Lee Corp............................................     10,185    324,647
SuperValu Inc............................................      1,465     46,148
Sysco Corp...............................................      3,968    128,960
Wrigley (Wm.) Jr. Company................................      2,405    126,262
                                                                     ----------
                                                                      2,742,321
                                                                     ----------
FOOD PROCESSING (0.1%)
Pioneer Hi-Bred International, Inc.......................      1,800    100,125
                                                                     ----------
FOREST & PAPER PRODUCTS (1.4%)
Boise Cascade Corp.......................................        922     31,924
Champion International Corp..............................      1,916     80,472
Crown Vantage, Inc. (a)..................................        148      2,109
Federal Paper Board Company, Inc.........................        931     48,296
Georgia-Pacific Corp.....................................      1,805    123,868
International Paper Company..............................      5,438    205,964
James River Corp. of Virginia............................      1,689     40,747
Kimberly-Clark Corp......................................      5,425    448,945
Louisiana-Pacific Corp...................................      2,386     57,861
Mead Corp................................................      1,103     57,632
Potlatch Corp............................................        601     24,040
Stone Container Corp.....................................      1,882     27,054
Temple-Inland Inc........................................      1,194     52,685
Union Camp Corp..........................................      1,429     68,056
Westvaco Corp............................................      2,183     60,578
Weyerhaeuser Company.....................................      4,311    186,451
Willamette Industries, Inc...............................      1,200     67,500
                                                                     ----------
                                                                      1,584,182
                                                                     ----------
FURNITURE & FURNISHINGS (0.3%)
Armstrong World Industries, Inc..........................        921     57,102
Masco Corp...............................................      3,221    101,059
Newell Co................................................      3,262     84,404
Owens-Corning Fiberglas Corp. (a)........................      1,163     52,190
                                                                     ----------
                                                                        294,755
                                                                     ----------

                                                            Shares     Value
                                                        -----------------------
GOLD & PRECIOUS METALS (0.2%)
Echo Bay Mines Ltd.......................................      2,481 $   25,741
Homestake Mining Company.................................      2,885     45,078
Placer Dome Inc..........................................      5,018    121,059
                                                                     ----------
                                                                        191,878
                                                                     ----------
HEALTH CARE--DRUGS (4.6%)
Abbott Laboratories......................................     16,454    686,954
Allergan Inc.............................................      1,324     43,030
Alza Corp. (a)...........................................      1,673     41,407
Amgen Inc. (a)...........................................      5,560    330,125
Baxter International Inc.................................      5,979    250,371
Lilly (Eli) & Company....................................     11,628    654,075
Merck & Co., Inc.........................................     25,642  1,685,961
Millipore Corp...........................................        998     41,043
Pfizer Inc...............................................     13,126    826,938
Schering-Plough Corp.....................................      7,788    426,393
                                                                     ----------
                                                                      4,986,297
                                                                     ----------
HEALTH CARE--GENERAL (3.4%)
American Home Products Corp..............................      6,490    629,530
Bausch & Lomb Inc........................................      1,304     51,671
Becton, Dickinson & Company..............................      1,377    103,275
Biomet Inc. (a)..........................................      2,500     44,688
Bristol-Myers Squibb Company.............................     10,505    902,117
Johnson & Johnson........................................     13,391  1,146,604
Mallinckrodt Group, Inc..................................      1,677     61,001
Pharmacia & Upjohn, Inc..................................     11,693    453,104
St. Jude Medical, Inc. (a)...............................      1,565     67,295
Warner-Lambert Company...................................      2,780    270,007
                                                                     ----------
                                                                      3,729,292
                                                                     ----------
HOMEBUILDERS, MOBILE HOMES (0.1%)
Centex Corp..............................................        505     17,549
Fleetwood Enterprises, Inc...............................      1,073     27,630
Kaufman & Broad Home Corp................................        714     10,621
Pulte Corp...............................................        497     16,711
                                                                     ----------
                                                                         72,511
                                                                     ----------
HOSPITAL SUPPLY & MANAGEMENT (1.0%)
Bard (C.R.), Inc.........................................      1,089     35,120
Beverly Enterprises, Inc. (a)............................      1,671     17,754
Columbia/HCA Healthcare Corp.............................      9,258    469,843
Community Psychiatric Centers (a)........................        968     11,858
Humana Inc. (a)..........................................      2,800     76,650
Manor Care, Inc..........................................      1,300     45,500


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------


                                                            Shares     Value
                                                        -----------------------
COMMON STOCKS (CONTINUED)
HOSPITAL SUPPLY & MANAGEMENT (CONTINUED)
Medtronic, Inc. .........................................      4,824 $  269,541
Shared Medical Systems Corp. ............................        485     26,372
Tenet Healthcare Corp. (a)...............................      4,185     86,839
United States Surgical Corp. ............................      1,194     25,522
                                                                     ----------
                                                                      1,064,999
                                                                     ----------
HOTELS & GAMING (0.2%)
Bally Entertainment Corp. (a)............................      1,072     15,008
Harrah's Entertainment, Inc. (a).........................      2,200     53,350
Hilton Hotels Corp. .....................................      1,077     66,235
Marriott International, Inc. ............................      2,666    101,975
                                                                     ----------
                                                                        236,568
                                                                     ----------
HOUSEHOLD--GENERAL PRODUCTS (2.1%)
American Greetings Corp. ................................      1,536     42,432
Clorox Company (The).....................................      1,193     85,449
Colgate-Palmolive Company................................      3,071    215,738
Corning Inc. ............................................      4,680    149,760
Jostens, Inc. ...........................................      1,071     25,972
Premark International, Inc. .............................      1,316     66,622
Procter & Gamble Company (The)...........................     14,281  1,185,323
Rubbermaid, Inc. ........................................      3,372     85,986
Unilever, N.V. ..........................................      3,271    460,393
                                                                     ----------
                                                                      2,317,675
                                                                     ----------
HOUSEHOLD--MAJOR APPLIANCES (0.1%)
Briggs & Stratton Corp. .................................        532     23,076
Maytag Corp. ............................................      2,381     48,215
Whirlpool Corp. .........................................      1,530     81,472
                                                                     ----------
                                                                        152,763
                                                                     ----------
INSURANCE--LIFE (1.0%)
American General Corp. ..................................      4,370    152,404
Jefferson-Pilot Corp. ...................................      1,627     75,679
Loews Corp. .............................................      2,300    180,262
Providian Corp. .........................................      2,022     82,397
Torchmark Corp. .........................................      1,519     68,735
United Healthcare Corp. .................................      3,600    235,800
U.S. Healthcare, Inc. ...................................      3,300    153,450
UNUM Corp. ..............................................      1,600     88,000
USLIFE Corp. ............................................        677     20,225
                                                                     ----------
                                                                      1,056,952
                                                                     ----------

                                                            Shares     Value
                                                        -----------------------
INSURANCE--PROPERTY & CASUALTY (2.4%)
Aetna Life & Casualty Company............................      2,390 $  165,507
Allstate Corp. (The).....................................      9,537    392,209
American International Group, Inc. ......................      9,930    918,525
Chubb Corp. (The)........................................      1,803    174,440
CIGNA Corp. .............................................      1,466    151,364
General Re Corp. ........................................      1,697    263,035
ITT Hartford Group, Inc. (a).............................      2,303    111,408
Lincoln National Corp. ..................................      2,245    120,669
SAFECO Corp. ............................................      2,626     90,597
St. Paul Companies, Inc. (The)...........................      1,764     98,123
Transamerica Corp. ......................................      1,482    108,001
USF&G Corp. .............................................      2,396     40,432
                                                                     ----------
                                                                      2,634,310
                                                                     ----------
LEISURE TIME INDUSTRY (0.8%)
Brunswick Corp. .........................................      1,922     46,128
Handleman Co. ...........................................        711      4,088
Hasbro Inc. .............................................      1,802     55,862
Mattel, Inc. ............................................      4,600    141,450
Outboard Marine Corp. ...................................        378      7,702
Walt Disney Company (The)................................     10,951    646,109
                                                                     ----------
                                                                        901,339
                                                                     ----------
MEDICAL SUPPLIES (0.1%)
Boston Scientific Corp. (a)..............................      3,200    156,800
                                                                     ----------
METALS--DIVERSIFIED (0.1%)
Freeport -McMoRan Copper & Gold Inc......................      4,400    123,750
                                                                     ----------
MINING (0.5%)
Asarco, Inc. ............................................        931     29,792
Barrick Gold Corp. ......................................      7,400    195,175
Cyprus Amax Minerals Co. ................................      1,828     47,756
INCO Limited.............................................      2,386     79,334
Nacco Industries, Inc. ..................................        221     12,266
Newmont Mining Corp. ....................................      1,754     79,369
Phelps Dodge Corp. ......................................      1,462     91,009
Santa Fe Pacific Gold Corp. .............................      2,456     29,779
                                                                     ----------
                                                                        564,480
                                                                     ----------
MOTION PICTURES (0.0%) (B)
King World Productions, Inc. (a).........................        822     31,955
                                                                     ----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                            Shares     Value
                                                        -----------------------
COMMON STOCKS (CONTINUED)
MOTOR VEHICLE PARTS (0.3%)
Dana Corp. ..............................................      2,046 $   59,846
Eaton Corp. .............................................      1,728     92,664
Echlin Inc. .............................................      1,301     47,486
Genuine Parts Company....................................      2,673    109,593
                                                                     ----------
                                                                        309,589
                                                                     ----------
MOTOR VEHICLES (1.8%)
Chrysler Corp. ..........................................      8,095    448,261
Ford Motor Company.......................................     22,504    652,616
General Motors Corp. ....................................     15,574    823,475
                                                                     ----------
                                                                      1,924,352
                                                                     ----------
MULTIPLE INDUSTRY (1.5%)
Alco Standard Corp. .....................................      2,348    107,128
AlliedSignal, Inc. ......................................      5,992    284,620
Dial Corp. (The).........................................      1,850     54,806
FMC Corp. (a)............................................        818     55,317
Harcourt General, Inc. ..................................      1,599     66,958
ITT Corp. (New) (a)......................................      2,303    122,059
ITT Industries, Inc. ....................................      2,303     55,272
Minnesota Mining & Manufacturing Company.................      8,650    573,063
Textron Inc. ............................................      1,703    114,952
TRW Inc. ................................................      1,413    109,507
Whitman Corp. ...........................................      2,282     53,057
                                                                     ----------
                                                                      1,596,739
                                                                     ----------
PETROLEUM--DOMESTIC (2.3%)
Amerada Hess Corp. ......................................      1,915    101,495
Amoco Corp. .............................................     10,452    751,237
Ashland Inc. ............................................      1,306     45,873
Atlantic Richfield Company...............................      3,267    361,820
Burlington Resources, Inc. ..............................      2,700    105,975
Coastal Corp. ...........................................      2,174     80,981
Kerr-McGee Corp. ........................................      1,178     74,803
Louisiana Land & Exploration Company (The)...............        699     29,970
Noram Energy Corp. ......................................      2,618     23,235
Occidental Petroleum Corp. ..............................      6,671    142,593
Oryx Energy Company (a)..................................      2,026     27,098
Pennzoil Company.........................................      1,028     43,433
Phillips Petroleum Company...............................      5,505    187,858
Santa Fe Energy Resources, Inc. (a)......................      1,808     17,402
Sun Company, Inc. .......................................      1,580     43,253
Tenneco, Inc. ...........................................      3,821    189,617
Unocal Corp. ............................................      5,058    147,314
USX-Marathon Group.......................................      6,097    118,892
                                                                     ----------
                                                                      2,492,849
                                                                     ----------

                                                            Shares     Value
                                                        -----------------------
PETROLEUM--INTERNATIONAL (5.2%)
Chevron Corp. ...........................................     13,762 $  722,505
Exxon Corp. .............................................     25,853  2,071,472
Mobil Corp. .............................................      8,194    917,728
Royal Dutch Petroleum Company............................     11,080  1,563,665
Texaco Inc. .............................................      5,502    431,907
                                                                     ----------
                                                                      5,707,277
                                                                     ----------
PETROLEUM--SERVICES (0.7%)
Baker Hughes Inc. .......................................      2,890     70,444
Dresser Industries, Inc. ................................      3,881     94,599
Halliburton Company......................................      2,487    125,904
Helmerich & Payne, Inc. .................................        491     14,607
McDermott International, Inc. ...........................      1,187     26,114
Rowan Companies, Inc. (a)................................      1,677     16,560
Schlumberger Limited.....................................      5,059    350,336
Western Atlas, Inc. (a)..................................      1,131     57,116
                                                                     ----------
                                                                        755,680
                                                                     ----------
PHOTOGRAPHIC EQUIPMENT (0.5%)
Eastman Kodak Company....................................      7,157    479,519
Polaroid Corp. ..........................................      1,076     50,975
                                                                     ----------
                                                                        530,494
                                                                     ----------
PUBLISHING (0.9%)
Dow Jones & Company, Inc. ...............................      1,968     78,474
Gannett Company, Inc. ...................................      2,904    178,233
Knight-Ridder Inc. ......................................        994     62,125
McGraw-Hill Companies, Inc. .............................      1,080     94,095
Meredith Corp. ..........................................        538     22,529
New York Times Company (The).............................      2,083     61,709
Time Warner, Inc. .......................................      7,998    302,924
Times Mirror Company.....................................      2,465     83,502
Tribune Company..........................................      1,419     86,736
                                                                     ----------
                                                                        970,327
                                                                     ----------
RAILROAD (1.0%)
Burlington Northern Santa Fe Corp. ......................      2,909    226,902
Conrail, Inc. ...........................................      1,686    118,020
CSX Corp. ...............................................      4,346    198,286
Norfolk Southern Corp. ..................................      2,793    221,695
Union Pacific Corp. .....................................      4,307    284,262
                                                                     ----------
                                                                      1,049,165
                                                                     ----------
RESTAURANTS (0.7%)
Darden Restaurants, Inc. (a).............................      3,281     38,962
Luby's Cafeterias, Inc. .................................        496     11,036

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                         THE MAINSTAY EQUITY INDEX FUND

                                                            Shares     Value
                                                        -----------------------
COMMON STOCKS (CONTINUED)
RESTAURANTS (CONTINUED)
McDonald's Corp..........................................     14,444 $  651,786
Ryan's Family Steak Houses, Inc. (a).....................      1,190      8,330
Shoney's, Inc. (a).......................................        929      9,522
Wendy's International, Inc...............................      2,162     45,942
                                                                     ----------
                                                                        765,578
                                                                     ----------
RETAIL--FOOD STORES (0.7%)
Albertson's, Inc.........................................      5,338    175,487
American Stores Co.......................................      3,128     83,674
Bruno's, Inc.............................................         39        419
Giant Food, Inc..........................................      1,306     41,139
Great Atlantic & Pacific Tea Company, Inc................        922     21,206
Kroger Company (The) (a).................................      2,571     96,413
Longs Drug Stores Corp...................................        381     18,240
Rite Aid Corp............................................      1,705     58,396
Walgreen Company.........................................      5,240    156,545
Winn-Dixie Stores, Inc...................................      3,156    116,378
                                                                     ----------
                                                                        767,897
                                                                     ----------
RETAIL--GENERAL MERCHANDISE (2.2%)
Dayton Hudson Corp.......................................      1,465    109,875
Dillard Department Stores, Inc...........................      2,393     68,200
Federated Department Stores, Inc. (a)....................      4,600    126,500
Kmart Corp...............................................      9,644     69,919
May Department Stores Company............................      5,143    217,292
Mercantile Stores Company, Inc...........................        819     37,879
Nordstrom, Inc...........................................      1,691     68,486
Penney (J.C.) Company, Inc...............................      4,812    229,172
Price/Costco, Inc. (a)...................................      4,061     61,930
Sears, Roebuck & Company.................................      8,205    319,995
TJX Companies, Inc. (The)................................      1,564     29,520
Wal-Mart Stores, Inc.....................................     47,878  1,071,270
Woolworth Corp...........................................      2,771     36,023
                                                                     ----------
                                                                      2,446,061
                                                                     ----------
RETAIL--SPECIALTY STORES (1.1%)
Charming Shoppes, Inc....................................      2,170      6,239
Circuit City Stores, Inc.................................      1,920     53,040
Gap, Inc. (The)..........................................      3,102    130,284
Home Depot, Inc. (The)...................................      9,926    475,207
Limited, Inc. (The)......................................      7,476    129,895
Lowe's Companies, Inc....................................      3,238    108,473
Melville Corp............................................      2,276     69,987
Pep Boys-Manny, Moe & Jack...............................      1,307     33,492
Tandy Corp...............................................      1,314     54,531
Toys "R" Us (a)..........................................      6,112    132,936
                                                                     ----------
                                                                      1,194,084
                                                                     ----------

                                                            Shares     Value
                                                        -----------------------
SAVINGS & LOANS (1.1%)
Ahmanson (H.F.) & Company................................      2,403 $   63,680
Federal Home Loan Mortgage Corp..........................      3,818    318,803
Federal National Mortgage Association....................      5,668    703,540
Golden West Financial Corp...............................      1,315     72,654
Great Western Financial Corp.............................      2,770     70,635
                                                                     ----------
                                                                      1,229,312
                                                                     ----------
SECURITY & COMMISSION BROKERS (1.0%)
Alexander & Alexander Services, Inc......................      1,029     19,551
American Express Company.................................     10,178    421,115
Dean Witter Discover & Company...........................      3,598    169,106
Marsh & McLennan Companies, Inc..........................      1,467    130,196
Merrill Lynch & Co., Inc.................................      3,744    190,944
Morgan Stanley Group Inc.................................      1,700    137,063
Salomon Inc..............................................      2,299     81,614
                                                                     ----------
                                                                      1,149,589
                                                                     ----------
STEEL (0.2%)
Armco Inc. (a)...........................................      2,273     13,354
Bethlehem Steel Corp. (a)................................      2,411     33,754
Inland Steel Industries, Inc. (a)........................      1,015     25,502
Nucor Corp...............................................      1,734     99,055
USX-U.S. Steel Group Inc.................................      1,591     48,923
Worthington Industries, Inc..............................      1,834     38,170
                                                                     ----------
                                                                        258,758
                                                                     ----------
TEXTILE (0.0%) (B)
Springs Industries, Inc..................................        374     15,474
                                                                     ----------
TIMESHARING & SOFTWARE (0.3%)
Automatic Data Processing, Inc...........................      3,094    229,730
Computer Sciences Corp. (a)..............................      1,213     85,213
                                                                     ----------
                                                                        314,943
                                                                     ----------
TIRE & RUBBER PRODUCTS (0.2%)
Cooper Tire & Rubber Company.............................      1,694     41,715
Goodyear Tire & Rubber Company...........................      3,101    140,708
                                                                     ----------
                                                                        182,423
                                                                     ----------
TOBACCO (1.7%)
American Brands, Inc.....................................      3,907    174,350
Philip Morris Companies, Inc.............................     17,451  1,579,315
Schweitzer-Mauduit International, Inc. (a)...............        307      7,099
UST Inc..................................................      4,023    134,268
                                                                     ----------
                                                                      1,895,032
                                                                     ----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                            Shares     Value
                                                        -----------------------
COMMON STOCKS (CONTINUED)
TRUCKING & SHIPPING (0.1%)
Consolidated Freightways, Inc. ..........................        815 $   21,598
Roadway Services, Inc. ..................................        925     45,209
Yellow Corp. ............................................        499      6,175
                                                                     ----------
                                                                         72,982
                                                                     ----------
UTILITIES--ELECTRIC (3.3%)
American Electric Power Company, Inc. ...................      3,862    156,411
Baltimore Gas & Electric Company.........................      3,149     89,747
Carolina Power & Light Company...........................      3,273    112,919
Central & South West Corp. ..............................      4,071    113,479
CINergy Corp. ...........................................      3,118     95,489
Consolidated Edison Company of New York..................      4,911    157,152
Detroit Edison Company...................................      3,109    107,261
Dominion Resources Inc. .................................      3,526    145,448
Duke Power Company.......................................      4,310    204,186
Entergy Corp. ...........................................      4,709    137,738
FPL Group, Inc. .........................................      3,724    172,700
General Public Utilities Corp. ..........................      2,400     81,600
Houston Industries Inc. .................................      5,536    134,248
Niagara Mohawk Power Corp. ..............................      3,088     29,722
Northern States Power Company............................      1,415     69,512
Ohio Edison Company......................................      3,122     73,367
Pacific Gas & Electric Company...........................      8,993    255,176
PacifiCorp...............................................      5,957    126,586
Peco Energy Company......................................      4,579    137,942
PP&L Resources, Inc. ....................................      3,100     77,500
Public Service Enterprise Group Inc. ....................      5,246    160,659
SCEcorp. ................................................      9,370    166,317
Southern Company (The)...................................     14,006    344,898
Texas Utilities Company..................................      4,671    192,095
Unicom Corp. ............................................      4,561    149,373
Union Electric Company...................................      2,170     90,597
                                                                     ----------
                                                                      3,582,122
                                                                     ----------
UTILITIES--GAS & PIPELINE (0.7%)
Columbia Gas System, Inc. (a)............................        984     43,173
Consolidated Natural Gas Company.........................      1,915     86,893
Eastern Enterprises......................................        385     13,571
Enron Corp. .............................................      5,308    202,368
Enserch Corp. ...........................................      1,421     23,091
Nicor Inc. ..............................................      1,196     32,890
Oneok, Inc. .............................................        495     11,323
Pacific Enterprises......................................      1,680     47,460
Panhandle Eastern Corp. .................................      3,091     86,162
Peoples Energy Corp. ....................................        715     22,701

                                                      Shares      Value
                                                  --------------------------
UTILITIES--GAS & PIPELINE (CONTINUED)
Sonat Inc. ........................................       1,732 $   61,703
Williams Companies, Inc. (The).....................       2,152     94,419
                                                                ----------
                                                                   725,754
                                                                ----------
UTILITIES--TELEPHONE (7.5%)
AT&T Corp. ........................................      32,967  2,134,613
Airtouch Communications (a)........................      10,400    293,800
Alltel Corp. ......................................       3,800    112,100
Ameritech Corp. ...................................      11,618    685,462
Bell Atlantic Corp. ...............................       9,106    608,964
BellSouth Corp. ...................................      20,878    908,193
GTE Corp. .........................................      20,163    887,172
MCI Communications Corp. ..........................      14,320    374,110
NYNEX Corp. .......................................       8,922    481,788
Pacific Telesis Group..............................       9,006    302,826
SBC Communications, Inc. ..........................      12,826    737,495
Sprint Corp. ......................................       7,385    294,477
US West, Inc. .....................................       9,961    356,106
                                                                ----------
                                                                 8,177,106
                                                                ----------
Total Common Stocks
 (Cost $68,673,329)................................             96,104,220 (c)
                                                                ----------
PREFERRED STOCK (0.0%) (B)
ELECTRONIC COMPONENTS (0.0%) (B)
Teledyne, Inc.
 $1.20, Series E...................................          28        402
                                                                ----------
Total Preferred Stock
 (Cost $412).......................................                    402
                                                                ----------
                                                     Principal
                                                       Amount
                                                     ---------
SHORT-TERM INVESTMENTS (11.2%)
COMMERCIAL PAPER (8.1%)
Banco Itau S.A., Cayman Islands
 5.95%, due 1/22/96 (d)............................ $ 4,050,000  4,035,943
Dynamic Funding Corp.
 6.05%, due 1/4/96 (d).............................     430,000    429,783
Epson America Inc.
 6.05%, due 1/4/96 (d).............................     410,000    409,793
Shinhan Bank
 5.95%, due 1/22/96 (d)............................   3,850,000  3,836,638
 5.95%, due 1/22/96 (d)............................     200,000    199,306
                                                                ----------
Total Commercial Paper
 (Cost $8,911,463).................................              8,911,463
                                                                ----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

                                                   Principal
                                                     Amount       Value
                                                 ------------------------------

SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCY (3.1%)
Federal National Mortgage Association
 5.45%, due 1/17/96 (d)........................... $1,040,000  $  1,037,572
 5.45%, due 1/18/96 (d)...........................    750,000       748,069
United States Treasury Bills
 4.81%, due 3/7/96 (d)............................  1,570,000     1,555,346
                                                               ------------
Total U.S. Government &
 Federal Agency
 (Cost $3,341,773)................................                3,340,987
                                                               ------------
Total Short-Term Investments
 (Cost $12,253,236)...............................               12,252,450
                                                               ------------
Total Investments
 (Cost $80,926,977) (e)...........................       99.1%  108,357,072 (f)
Cash and Other Assets,
 Less Liabilities.................................        0.9       950,597
                                                   ----------  ------------
Net Assets........................................      100.0% $109,307,669
                                                   ==========  ============
                                                   Contracts    Unrealized
                                                      Long     Appreciation
                                                 ------------------------------
FUTURES CONTRACTS (0.3%)
Standard & Poor's 500 March 1996..................         39       289,525
                                                               ------------
Total Futures Contracts
 (Settlement Value $12,059,775)...................             $    289,525 (g)
                                                               ============

-------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and Standard & Poor's 500 Index futures contracts represents 99.0% of net assets.
(d) Partially segregated as collateral for futures contracts.
(e) The cost for Federal income tax purposes is $80,953,798.
(f) At December 31, 1995 net unrealized appreciation was $27,403,274, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $28,678,425 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,275,151.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $80,926,977)...................................  $108,357,072
Cash.............................................................        54,001
Receivables:
 Fund shares sold................................................     1,034,426
 Dividends and interest..........................................       187,236
Unamortized organization expense
 (Note 2)........................................................        62,025
Other assets.....................................................            71
Variation margin receivable on futures contracts.................        13,550
                                                                   ------------
  Total assets...................................................   109,708,381
                                                                   ------------
LIABILITIES:
Payables:
 Investment securities purchased.................................       154,275
 NYLIFE Distributors.............................................        58,711
 NYLIFE Inc. ....................................................        33,000
 Fund shares redeemed............................................        28,069
 Transfer agent..................................................        12,590
 Management......................................................         9,033
 Custodian.......................................................         7,011
Accrued expenses.................................................        98,023
                                                                   ------------
  Total liabilities..............................................       400,712
                                                                   ------------
Net Assets.......................................................  $109,307,669
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per
 share) unlimited number of shares authorized....................  $     57,084
Additional paid-in capital.......................................    77,787,420
Accumulated undistributed net investment income..................     1,369,359
Accumulated undistributed net realized gain on investments.......     2,374,186
Net unrealized appreciation on investments.......................    27,719,620
                                                                   ------------
Net assets applicable to outstanding shares......................  $109,307,669
                                                                   ============
Shares of beneficial interest outstanding........................     5,708,350
                                                                   ============
Net asset value per share outstanding............................  $      19.15
Maximum sales charge (3.00% of offering price)...................          0.59
                                                                   ------------
Maximum offering price per share outstanding.....................  $      19.74
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Dividends (a).....................................................  $ 1,876,494
 Interest..........................................................      393,863
                                                                     -----------
  Total income.....................................................    2,270,357
                                                                     -----------
Expenses: (Note 2)
 Administration (Note 3)...........................................      324,287
 Distribution (Note 3).............................................      202,680
 Shareholder communication.........................................       95,285
 Transfer agent....................................................       86,095
 Management (Note 3)...............................................       81,072
 Custodian.........................................................       28,571
 Registration......................................................       27,130
 Auditing..........................................................       24,999
 Amortization of organization costs................................       12,479
 Legal.............................................................       10,703
 Trustees..........................................................        2,551
 Miscellaneous.....................................................        6,565
                                                                     -----------
  Total expenses...................................................      902,417
                                                                     -----------
Net investment income..............................................    1,367,940
                                                                     -----------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized gain from:
 Security transactions.............................................    1,131,809
 Futures transactions..............................................    1,242,377
                                                                     -----------
Net realized gain on investments...................................    2,374,186
                                                                     -----------
Net change in unrealized appreciation on investments:
 Security transactions.............................................   20,109,579
 Futures transactions..............................................      287,550
                                                                     -----------
Net unrealized gain on investments.................................   20,397,129
                                                                     -----------
Net realized and unrealized gain on investments....................   22,771,315
                                                                     -----------
Net increase in net assets resulting from operations...............  $24,139,255
                                                                     ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $12,250.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                      September 1
                                         Year ended     through     Year ended
                                        December 31   December 31   August 31
                                            1995         1994*         1994
                                        ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income................  $  1,367,940  $   413,868  $  1,169,530
 Net realized gain on investments.....     2,374,186      179,042     1,339,547
 Net change in unrealized appreciation
  on investments......................    20,397,129   (2,275,572)      273,918
                                        ------------  -----------  ------------
 Net increase (decrease) in net assets
  resulting from operations...........    24,139,255   (1,682,662)    2,782,995
                                        ------------  -----------  ------------
Dividends and distributions to share-
 holders:
 From net investment income...........    (1,179,184)         --     (1,110,192)
 From net realized gain on invest-
  ments...............................    (1,183,983)         --       (794,575)
                                        ------------  -----------  ------------
  Total dividends and distributions to
   shareholders.......................    (2,363,167)         --     (1,904,767)
                                        ------------  -----------  ------------
Capital share transactions:
 Net proceeds from sale of shares.....    31,920,582    2,620,801    10,248,650
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions.........     2,322,832          --      1,863,247
                                        ------------  -----------  ------------
                                          34,243,414    2,620,801    12,111,897
 Cost of shares redeemed..............    (8,272,732)  (2,205,419)  (13,083,219)
                                        ------------  -----------  ------------
  Increase (decrease) in net assets
   derived from capital share transac-
   tions..............................    25,970,682      415,382      (971,322)
                                        ------------  -----------  ------------
  Net increase (decrease) in net as-
   sets...............................    47,746,770   (1,267,280)      (93,094)
NET ASSETS:
Beginning of period...................    61,560,899   62,828,179    62,921,273
                                        ------------  -----------  ------------
End of period.........................  $109,307,669  $61,560,899  $ 62,828,179
                                        ============  ===========  ============
Accumulated undistributed net invest-
 ment income..........................  $  1,369,359  $ 1,180,603  $    766,735
                                        ============  ===========  ============

-------
* The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                             December 20
                                      September 1                              1990(a)
                          Year ended    through    Year Ended August 31        through
                          December 31 December 31 -------------------------   August 31
                             1995        1994*     1994     1993     1992       1991
                          ----------- ----------- -------  -------  -------  -----------
Net asset value at be-
 ginning of period......   $  14.09     $ 14.48   $ 13.84  $ 12.15  $ 11.41    $  9.45
                           --------     -------   -------  -------  -------    -------
Net investment income...       0.24        0.09      0.27     0.22     0.18       0.11
Net realized and
 unrealized gain (loss)
 on investments.........       4.82       (0.48)     0.37     1.47     0.56       1.85
                           --------     -------   -------  -------  -------    -------
Total from investment
 operations.............       5.06       (0.39)     0.64     1.69     0.74       1.96
                           --------     -------   -------  -------  -------    -------
Less dividends and dis-
 tributions:
From net investment in-
 come...................      (0.27)        --      (0.25)   (0.18)   (0.17)       --
From net realized gain
 on investments.........      (0.27)        --      (0.18)   (0.02)   (0.04)       --
                           --------     -------   -------  -------  -------    -------
Total dividends and dis-
 tributions.............      (0.54)        --      (0.43)   (0.20)   (0.21)       --
                           --------     -------   -------  -------  -------    -------
Reverse Share Split.....       0.54         --       0.43     0.20     0.21        --
                           --------     -------   -------  -------  -------    -------
Net asset value at end
 of period..............   $  19.15     $ 14.09   $ 14.48  $ 13.84  $ 12.15    $ 11.41
                           ========     =======   =======  =======  =======    =======
Total investment return
 (b)....................      35.91%      (2.68%)    4.59%   13.91%    6.49%     20.74%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..        1.7%        2.0%+     1.9%     1.9%     1.8%       1.9%+
 Expenses...............        1.1%        0.9%+     0.9%     0.9%     1.2%       1.4%+
Portfolio turnover rate.          4%          2%       12%       4%       3%         1%
Net assets at end of pe-
 riod (in 000's)........   $109,308     $61,561   $62,828  $62,921  $41,742    $23,534

-------
 *  The Fund changed its fiscal year end from August 31 to December 31.
 +  Annualized
(a) Commencement of operations.
(b) Total return is calculated exclusive of sales charge and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the Equity Index Fund (the "Fund"). The Fund's objective is to provide invest-ment results that correspond to the total return performance of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of close of regular trading on the Exchange. The net asset value per share is de-termined by taking the assets attributable to the shares, subtracting the lia-bilities attributable to the shares, and dividing the result by the shares that are outstanding.

SECURITIES VALUATION. Portfolio securities of the Equity Index Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ sys-tem (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers se-lected by the Adviser, if these prices are deemed to be representative of mar-ket values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such re-ceipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference be-tween the proceeds from (or cost of) the closing transaction and the Fund's ba-sis in the contract. The Equity Index Fund invests in stock index futures con-tracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabili-ties. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in long futures positions. Risks arise from the pos-sible imperfect correlation in movements in the price of futures contracts, in-terest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activ-ities in futures contracts are conducted through regulated exchanges which min-imize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $21,323 have been reclassified from addi-tional paid-in capital to accumulated undistributed net realized gain on in-vestments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on theex-dividend date. The Equity Index Fund intends to declare and pay dividends annually.

The Fund went ex-dividend on January 2, 1996 and also underwent a reverse share split on that day. The reverse share split rate was 0.9715 per share outstand-ing, calculated on fund shares outstanding immediately after reinvestment of dividends.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organ-ization and registration totalled $124,798. Such costs are being amortized over ten years beginning at the commencement of

--------------------------------------------------------------------------------
                         THE MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

operations of the Fund. This period corresponds to the guarantee period of the original offering (See Note 6).

In the event NYLIFE Securities Inc. redeems any of the shares initially pur-chased, the proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed by it bears to the total number of initial shares purchased by it.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT MANAGEMENT AND ADMINISTRATION FEES. Monitor Capital Advisors, Inc. ("Monitor") acts as investment manager to the Fund under an Investment Manage-ment Agreement. Monitor is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an ap-proximate annual rate of the average daily net assets of 0.10% and 0.40%, re-spectively.

The Investment Management and Administration Agreements for the Fund also pro-vide that in the event the expenses of the Fund (including the fees for the Ad-viser and Administrator, but excluding interest, taxes, organization expenses, litigation and indemnification expenses, distribution fees and other extraordi-nary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1995.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors (the "Distributor"). The Fund has adopted a Dis-tribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 un-der the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an an-nual rate of 0.25% of the average daily net assets of the Fund's shares, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGE. The Fund was advised that the amount of sales charge retained by NYLIFE Distributors was $308,486 for the year ended December 31, 1995.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1995, NYLIFE Securities owned shares of the Fund with a net asset value of $186,000.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $6,100.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $4,923 for the year ended December 31, 1995.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $17,090 and $2,882, respectively.

--------------------------------------------------------------------------------
                         THE MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                             Year Ended    through   Year Ended
                                             December 31 December 31 August 31
                                                1995        1994*       1994
                                             ----------- ----------- ----------
Shares sold.................................    1,845        186         739
Shares issued in reinvestment of dividends
 and distributions..........................      171         --         137
                                                -----        ---        ----
                                                2,016        186         876
Shares redeemed.............................      502        156         942
Reduction of shares due to reverse stock
 split......................................      174         --         141
                                                -----        ---        ----
Net increase (decrease).....................    1,340         30        (207)
                                                =====        ===        ====

-------
*The Fund changed its fiscal year end from August 31 to December 31.

NOTE 6 -- GUARANTEE:

NYLIFE provides a guarantee to the effect that if, 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share purchased, plus the value of all cumulative rein-vested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay to the transfer agent for disbursement to shareholders an amount equal to the differ-ence between the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date and the Guaranteed Amount for each such share. The Fund is not a party to the guaran-tee.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay Equity Index Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------


GROWTH FUNDS
----------------------------------------------------------------------------------------------------------------------------------
FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Invests primarily in common stocks        You want your investments to grow
Capital Appreciation Fund    Graph Indicating  of companies in expanding markets         and are willing to accept a higher
                               Risk/Reward     with strong growth potential              level of risk for higher return potential
                                of Fund]
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Invests in a portfolio that tracks        You seek a conservative way to partici-
Equity Index Fund            Graph Indicating  the makeup and returns of the             pate in the growth potential of stocks+
                               Risk/Reward     S&P 500*
                                of Fund]
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Offers broad diversification into         You prefer the higher return potential
International Equity Fund    Graph Indicating  international stock markets with          of international equities or want to add
                               Risk/Reward     an emphasis on risk control               diversification to your domestic
                                of Fund]                                                 investments++
----------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Balances current income with growth       You seek a combination of income and
Total Return Fund            Graph Indicating  opportunities by investing in stocks,     growth potential and want to manage
                               Risk/Reward     bonds, and money market instruments       risk through diversification
                                of Fund]
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Seeks undervalued stocks with             You seek to maximize total return from
Value Fund                   Graph Indicating  attractive dividends and a stimulus       securities which may have more poten-
                               Risk/Reward     for positive change                       tial than the market currently sees
                                of Fund]
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Invests in convertible securities for     You want income from securities that
Convertible Fund             Graph Indicating  a special blend of long-term growth       may offer growth potential if converted
                               Risk/Reward     potential and dividend income             into common stock
                                of Fund]
----------------------------------------------------------------------------------------------------------------------------------

  * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

  + The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

 ++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

 | Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

  # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.


INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Seeks a high level of current income      You are seeking to combine high current
Government Fund              Graph Indicating  consistent with safety of principal       income and safety of principal
                               Risk/Reward     primarily from U.S. government
                                of Fund]       securities(S)
----------------------------------------------------------------------------------------------------------------------------------
High Yield                   [Horizontal Bar   An aggressive high yield bond             You want to maximize current income
Corporate Bond Fund          Graph Indicating  fund that is actively managed for         and can accept the higher risk of
                               Risk/Reward     maximum current income                    securities with high yield potential
                                of Fund]
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Seeks high current yields and             You prefer the higher return potential of
International Bond Fund      Graph Indicating  competitive total return from non-        international bonds or want to add
                               Risk/Reward     U.S. bonds with an emphasis on            diversification to your domestic
                                of Fund]       risk control                              investments++
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Seeks to provide current income,          You are averse to risk or want to earn
Money Market Fund            Graph Indicating  stability of principal, and liquidity,    competitive yields on cash you're plan-
                               Risk/Reward     with free checkwriting||                  ning to spend or invest in the near future
                                of Fund]
----------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Seeks high current income that's          You're in a high federal income tax
Tax Free Bond Fund           Graph Indicating  exempt from regular federal               bracket or want to pay less of your
                               Risk/Reward     income tax#                               investment income to the IRS
                                of Fund]
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Seeks high current income exempt          You're a California resident and want to
California Tax Free Fund     Graph Indicating  from both federal and California          keep more of what you earn by investing
                               Risk/Reward     income taxes consistent with              for income that's double tax free#
                                of Fund]       preservation of capital#
----------------------------------------------------------------------------------------------------------------------------------
                             [Horizontal Bar   Seeks high current income exempt          You're a New York State or City resident
New York Tax Free Fund       Graph Indicating  from federal, New York State, and         and want to keep more of what you earn
                               Risk/Reward     New York City income taxes consis-        with income that's double or triple tax
                                of Fund]       tent with preservation of capital#        free#
----------------------------------------------------------------------------------------------------------------------------------

If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

                      This page intentionally left blank

--------------------------------------------------------------------------------
                                MainStay Equity
                                  Index Fund
--------------------------------------------------------------------------------


                                     1995
                                    annual
                                    report


                              The year in review
                                 fund results
                            & portfolio highlights


                   [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]


--------------------------------------------------------------------------------
                               December 31, 1995
--------------------------------------------------------------------------------


                              Officers & Trustees


                      Alice T. Kane       Chairperson and Trustee
                      Walter W. Ubl       President and Trustee
           Nancy Maginnes Kissinger       Trustee
                   Terry L. Lierman       Trustee
                Donald E. Nickelson       Trustee
             Ralph A. Pfeiffer, Jr.       Trustee
                     Donald K. Ross       Trustee
                Richard S. Trutanic       Trustee
                 Jefferson C. Boyce       Senior Vice President
                   Anthony W. Polis       Chief Financial Officer
                    Richard A. Topp       Vice President
                 Richard W. Zuccaro       Vice President
                A. Thomas Smith III       Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel

[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay Equity Index Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


[LOGO OF RECYCLED PAPER APPEARS HERE]                               MSAN07 (296)

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                    Chairperson's Letter      2

                     MainStay Government Fund Highlights
                        and Portfolio Managers' Comments      4

                               Returns & Lipper Rankings      6

                                Year-by-Year Performance      7

        $10,000 Invested in the MainStay Government Fund
     Class A Shares vs. Lehman Brothers Government Index
                                           and Inflation      7

        $10,000 Invested in the MainStay Government Fund
     Class B Shares vs. Lehman Brothers Government Index
                                           and Inflation      7

                                   Portfolio Composition      8

                                    Financial Statements      9

                           Notes to Financial Statements      13

                       Report of Independent Accountants      19

                                      The MainStay Funds      20

--------------------------------------------------------------------------------
CHAIRPERSON'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE APPEARS HERE]


Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995

Bond investors had reason to celebrate in 1995, with long- and intermediate-term government bonds posting their strongest returns in a decade.* The MainStay/(R)/ Government Fund capitalized on these positive results, providing investors with the highest annual total returns in the history of the Fund.

In this context, we are pleased to report to you on the activities and investment results of the MainStay Government Fund for the twelve months ended December 31, 1995. For the year, the Fund provided total returns of 16.38% and 15.69% for Class A and Class B shares, respectively, excluding all sales charges. These returns were somewhat behind the average Lipper/+/ U.S. government bond fund, which returned 17.34% for the year.

At the beginning of the year, economic growth looked robust and it was feared that inflation might accelerate. Fortunately, economic growth slowed, inflation declined, and the government exercised fiscal restraint in what many economists described as a "soft landing." Together, these forces drove interest rates down and bond prices up. The 30-year Treasury bond, which topped 7.9% in January, ended the year yielding 5.95% -- its lowest yield in over two years.

In this unusual environment, the Fund sought to closely match the market in terms of portfolio duration, while emphasizing high quality and strategic security selection. Although the mortgage-backed securities market did not perform as well as anticipated, overall, the Fund managed to reflect the positive trends of the government securities market, while trailing slightly.

Additional details are provided in the portfolio managers' comments and other sections of this annual report. At MainStay, we continue to view government securities as an appropriate choice for investors seeking current income, consistent with safety of principal.++

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.


/s/ Alice T. Kane

Alice T. Kane
January 1996

                             --------------------
                             * Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

                             + See footnote on page 6 for more information on Lipper Analytical Services, Inc.

                             ++ Fund shares are not guaranteed by the U.S.
                                government or any other agency. Investment return and principal value will fluctuate with market conditions.

--------------------------------------------------------------------------------
MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------

1995 Fund Highlights

 .   Highest annual total returns in the Fund's history

 .   Annual total returns of 16.38% and 15.69% for Class A and Class B shares, respectively, excluding sales charges

 .   Focus on high quality, current income, and safety of principal

 .   Seek opportunities through strategic security selection


[PHOTO OF GOVERNMENT TEAM APPEARS HERE]

Government Team -- Christopher Harms, Edward Munshower, and
Ravi Akhoury (left to right)


For the year ended December 31, 1995, the MainStay Government Fund provided annual total returns of 16.38% and 15.69% for Class A and Class B shares, respectively, excluding all sales charges. These results represented the Fund's best year ever since its inception nearly ten years ago. These outstanding returns reflected unusually favorable market conditions which are unlikely to be repeated in 1996. Even with these positive results, the Fund trailed its peer group, with the average Lipper U.S. government bond fund returning 17.34% for the year.

In 1995, interest rates declined across the maturity spectrum much more dramatically than most investors had anticipated. Low inflation, a slowing economy, and some degree of optimism that a balanced budget could become a reality in our lifetime, were the principal forces behind lower interest rates. The declines were largest on the longer end of the maturity spectrum, but the Federal Reserve (the Fed) also lowered short-term rates modestly in July and again in December. Lower rates helped the bond market enjoy its best returns in the past decade and the third best year since records have been kept.

Portfolio duration was a guiding factor in our management strategy. Throughout the year, we tried to maintain a neutral position, closely


Maturity Spectrum
--------------------------------------------------------------------------------
Fixed-income securities may carry a variety of maturities, from as short as overnight to as long as 30 years. When the interest rates available from this spectrum of short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a "yield curve."

Duration
--------------------------------------------------------------------------------
A measure of average maturity, which adjusts for the time value of the payments investors will receive and takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

--------------------------------------------------------------------------------
HIGHLIGHTS & PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

aligned with the market as a whole. This shift from our shorter, more defensive position in 1994, was a major positive contributor to the Fund's performance in 1995. It allowed the Fund to keep pace with the strong bond rally throughout most of the year.

Next to our duration strategy, security selection among Treasuries added the most value to our portfolio. Throughout the year, we focused on high quality securities with careful attention to current income and safety of principal. In the second quarter, we increased our position in mortgage-related securities, which failed to keep pace with Treasury returns as interest rates fell. Despite their underperformance, we still believe these mortgage-backed securities represent excellent value.

The outlook for 1996 remains uncertain. If the economy weakens more than anticipated, interest rates could decline even further, especially if the Fed seeks to stimulate growth before the presidential election. On the other hand, a breakdown in the budget talks, domestic or international political scandals, or a sudden resurgence of economic growth could send rates higher and bond prices lower.

Given these variables, at year-end we continue to maintain our neutral duration stance, focus on investment-grade securities, and manage the Government Fund to pursue current income, consistent with safety of principal. [_]


Ravi Akhoury
Edward Munshower
Portfolio Managers


Neutral Duration
--------------------------------------------------------------------------------
The duration of a portfolio which closely matches the duration of outstanding securities in the bond market as a whole. The strategy of maintaining a neutral duration may be used to participate in the general movements of the bond market, without favoring one type of security over another.

Investment-grade
--------------------------------------------------------------------------------
Generally, securities rated among the top four rating categories by independent rating agencies such as Moody's and Standard & Poor's are considered "investment-grade." Investment-grade securities generally represent higher quality and may involve less risk than those designated as noninvestment-grade.

--------------------------------------------------------------------------------
RETURNS & LIPPER RANKINGS as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns*
----------------------------------------------------------------------------------------------------------------
                                                                                               Life of Fund
                                  1 year                          5 years                     through 12/31/95
----------------------------------------------------------------------------------------------------------------
Class A                           16.38%                          7.10%                            7.28%
Class B                           15.69%                          6.98%                            7.21%
----------------------------------------------------------------------------------------------------------------

Fund SEC returns*
----------------------------------------------------------------------------------------------------------------
                                                                                               Life of Fund
                                  1 year                          5 years                     through 12/31/95
----------------------------------------------------------------------------------------------------------------
Class A                           11.14%                          6.12%                            6.77%
Class B                           10.69%                          6.67%                            7.21%
----------------------------------------------------------------------------------------------------------------

Fund Lipper+ rankings and year-end Lipper category returns
----------------------------------------------------------------------------------------------------------------
                                                                                             Life of Fund/Class
                                  1 year                          5 years                     through 12/31/95
----------------------------------------------------------------------------------------------------------------
Class A                     99 out of 174 funds                   n/a                        99 out of 174 funds
Class B                    117 out of 174 funds            62 out of 71 funds                32 out of 39 funds
Average Lipper U.S.
government bond fund              17.34%                          8.33%                            7.99%
----------------------------------------------------------------------------------------------------------------

Fund year-end per-share net asset values and distributions for 1995
----------------------------------------------------------------------------------------------------------------
                                  NAV 12/31/95                      Income                        Capital Gains
----------------------------------------------------------------------------------------------------------------
Class A                           $8.41                           $0.5825                          $0.0000
Class B                           $8.41                           $0.5345                          $0.0000
----------------------------------------------------------------------------------------------------------------

--------------------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95, the Lipper U.S. government bond fund category included 174 funds. The Fund's Class A shares were first offered to the public 1/3/95; Class B shares 5/1/86.

--------------------------------------------------------------------------------
YEAR-BY-YEAR PERFORMANCE*
--------------------------------------------------------------------------------

[BAR GRAPH APPEARS HERE]

Year ended       Total
  12/31         Return %
86                5.92
87                3.53
88                6.40
89               12.17
90                6.92
91               13.40
92                3.81
93                5.88
94               -2.85
95 Class A       16.38
95 Class B       15.69

--------------------------------------------------------------------------------
$10,000 invested in the MainStay Government Fund
vs. Lehman Brothers Government Index and Inflation
--------------------------------------------------------------------------------

Class A Shares

[LINE GRAPH APPEARS HERE]

                                                                    Government
Year-end             Lehman Gov. Ind.++       Inflation(s)          Fund
5/1/86               10,000                   10,000                 9,550
12/31/86             10,567                   10,175                10,115
87                   10,799                   10,626                10,472
88                   11,559                   11,096                11,142
89                   13,203                   11,611                12,499
90                   14,354                   12,320                13,364
91                   16,552                   12,698                15,155
92                   17,748                   13,066                15,733
93                   19,640                   13,425                16,658
94                   18,977                   13,785                16,184
95                   22,458                   14,144                18,835

Class B Shares

[LINE GRAPH APPEARS HERE]

                                                                Government
Year-end              Lehman Gov. Ind.++      Inflation(s)      Fund
5/1/86                10,000                  10,000              10,000
12/31/86              10,567                  10,175              10,591
87                    10,799                  10,626              10,965
88                    11,559                  11,096              11,667
89                    13,203                  11,611              13,088
90                    14,354                  12,320              13,994
91                    16,552                  12,698              15,869
92                    17,748                  13,066              16,475
93                    19,640                  13,425              17,443
94                    18,977                  13,785              16,946
95                    22,458                  14,144              19,606

    --------------------
    The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

++ The Lehman Brothers Government Index includes issues of the U.S. government and agencies thereof, as well as fixed-rate debt issues that are rated investment-grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and results assume the reinvestment of all income and capital gains distributions.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]


U.S. Treasury Notes                                   55.00%
U.S. Treasury Bonds                                   17.40%
Government National Mortgage Association              11.80%
Federal National Mortgage Association                  9.10%
Federal Home Loan Mortgage Corporation                 7.20%
Cash & Equivalents                                    -0.50%

                 Note: actual percentages will vary over time

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------




                                                  Principal
                                                   Amount         Value
                                                ----------------------------
LONG-TERM U.S. GOVERNMENT & FEDERAL AGENCIES (100.5%)+
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE PASS-
 THROUGH SECURITY) (2.9%)
 6.00%, due 8/1/24-4/1/25......................  $ 29,546,465 $   28,618,410
                                                              --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD (MORTGAGE PASS-
 THROUGH SECURITIES) (4.3%)
 6.00%, due 2/20/26 TBA (a)....................    17,450,000     16,882,875
 7.00%, due 2/13/26 TBA (a)....................    26,015,000     26,210,113
                                                              --------------
                                                                  43,092,988
                                                              --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.0%)
 8.50%, due 2/1/05.............................    18,390,000     20,120,131
                                                              --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.6%)
 Series 1993-76 Class B
 6.00%, due 6/25/08............................    10,264,587      9,716,047
 Series 1993-89 Class D
 7.00%, due 6/25/23............................    17,013,000     16,409,549
                                                              --------------
                                                                  26,125,596
                                                              --------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITY) (4.5%)
 7.00%, due 2/15/11 TBA (a)....................    44,735,000     45,510,705
                                                              --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (11.8%)
 5.50%, due 2/22/26 ARM
  TBA (a)(c)...................................    50,275,000     50,275,000
 7.50%, due 2/20/26 TBA (a)....................    14,415,000     14,806,944
 8.00%, due 2/20/26 TBA (a)....................    51,185,000     53,232,400
                                                              --------------
                                                                 118,314,344
                                                              --------------
UNITED STATES TREASURY BONDS (17.4%)
 6.875%, due 8/15/25...........................    63,985,000     72,162,923
 7.625%, due 2/15/25...........................    73,845,000     90,298,404
 11.25%, due 2/15/15...........................     7,350,000     11,765,733
                                                              --------------
                                                                 174,227,060
                                                              --------------

-------
+ Percentages indicated are based on Fund net assets.

                                                Principal
                                                  Amount         Value
                  -------------------------------------------------------------

UNITED STATES TREASURY NOTES (55.0%)
 4.75%, due 2/15/97........................... $ 36,240,000  $   36,024,734
 5.625%, due 6/30/97..........................   23,435,000      23,581,469
 5.625%, due 11/30/00.........................   20,685,000      20,872,406
 6.375%, due 8/15/02..........................   47,300,000      49,598,307
 7.75%, due 12/31/99..........................   38,505,000      41,784,086
 7.875%, due 11/15/99.........................   74,550,000      81,050,015
 7.875%, due 11/15/04.........................   42,950,000      49,714,625
 8.125%, due 2/15/98 (b)......................  143,625,000     151,883,437
 8.75%, due 10/15/97..........................   91,750,000      97,240,320
                                                             --------------
                                                                551,749,399
                                                             --------------
Total Long-Term U.S. Government & Federal
 Agencies
 (Cost $980,122,251)..........................                1,007,758,633
                                                             --------------
SHORT-TERM U.S. GOVERNMENT (18.3%)
UNITED STATES TREASURY NOTE (18.3%)
 4.625%, due 2/15/96 (b)......................  183,575,000     183,459,348
                                                             --------------
Total Short-Term U.S. Government (Cost
 $183,447,182)................................                  183,459,348
                                                             --------------
Total Investments
 (Cost $1,163,569,433) (d)....................        118.8%  1,191,217,981 (e)
Liabilities in Excess of Cash
 and Other Assets.............................        (18.8)   (188,250,198)
                                               ------------  --------------
Net Assets....................................        100.0% $1,002,967,783
                                               ============  ==============

-------
(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
(b) Segregated or partially segregated as collateral for TBA.
(c) ARM--Adjustable Rate Mortgage. Resets annually.
(d) The cost for Federal income tax purposes is $1,164,478,851.
(e) At December 31, 1995 net unrealized appreciation was $26,739,130 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $26,739,130.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                          THE MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $1,163,569,433)..............................  $1,191,217,981
Cash...........................................................           6,612
Receivables:
 Interest......................................................      19,624,924
 Fund shares sold..............................................         701,738
 Investment securities sold....................................         448,628
Other assets...................................................           1,288
                                                                 --------------
  Total assets.................................................   1,212,001,171
                                                                 --------------
LIABILITIES:
Payables:
 Investment securities purchased...............................     204,990,098
 NYLIFE Distributors...........................................         975,175
 Fund shares redeemed..........................................         423,847
 Adviser.......................................................         254,693
 Transfer agent................................................         117,552
 Trustees......................................................          16,483
 Custodian.....................................................          14,038
Accrued expenses...............................................         142,625
Dividend payable...............................................       2,098,877
                                                                 --------------
  Total liabilities............................................     209,033,388
                                                                 --------------
Net assets.....................................................  $1,002,967,783
                                                                 ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A.......................................................  $       15,197
 Class B.......................................................       1,177,769
Additional paid-in capital.....................................   1,107,711,937
Accumulated distribution in excess of net investment income....        (530,280)
Accumulated net realized loss on investments...................    (133,055,388)
Net unrealized appreciation on investments.....................      27,648,548
                                                                 --------------
Net assets.....................................................  $1,002,967,783
                                                                 ==============
CLASS A
Net assets applicable to outstanding shares....................  $   12,783,549
                                                                 ==============
Shares of beneficial interest outstanding......................       1,519,718
                                                                 ==============
Net asset value per share outstanding..........................  $         8.41
Maximum sales charge (4.50% of offering price).................            0.40
                                                                 --------------
Maximum offering price per share outstanding...................  $         8.81
                                                                 ==============
CLASS B
Net assets applicable to outstanding shares....................  $  990,184,234
                                                                 ==============
Shares of beneficial interest outstanding......................     117,776,914
                                                                 ==============
Net asset value per share outstanding..........................  $         8.41
                                                                 ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Interest.........................................................  $ 84,851,609
                                                                    ------------
Expenses: (Note 2)
 Distribution--Class B (Note 3)...................................     6,402,601
 Administration (Note 3)..........................................     3,056,716
 Advisory (Note 3)................................................     3,056,716
 Service (Note 3).................................................     2,551,611
 Transfer agent...................................................     1,033,695
 Shareholder communication........................................       287,884
 Legal............................................................       162,785
 Recordkeeping (Note 3)...........................................       128,798
 Custodian........................................................       100,272
 Trustees.........................................................        51,079
 Registration.....................................................        44,179
 Auditing.........................................................        36,038
 Miscellaneous....................................................        37,154
                                                                    ------------
  Total expenses..................................................    16,949,528
                                                                    ------------
Net investment income.............................................    67,902,081
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments..................................    30,263,895
Net change in unrealized depreciation on investments..............    50,910,905
                                                                    ------------
Net realized and unrealized gain on investments...................    81,174,800
                                                                    ------------
Net increase in net assets resulting from operations..............  $149,076,881
                                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                      Year        September 1
                                     ended          through        Year ended
                                  December 31     December 31      August 31
                                      1995           1994*            1994
                                 --------------  --------------  --------------
DECREASE IN NET ASSETS:
Operations:
 Net investment income.........  $   67,902,081  $   25,314,384  $   85,024,766
 Net realized gain (loss) on
  investments..................      30,263,895     (27,971,164)   (100,108,288)
 Net change in unrealized
  depreciation on investments..      50,910,905     (11,076,021)     (5,486,039)
                                 --------------  --------------  --------------
 Net increase (decrease) in net
  assets resulting from
  operations...................     149,076,881     (13,732,801)    (20,569,561)
                                 --------------  --------------  --------------
Dividends and distributions to
 shareholders:
 From net investment income:
 Class A.......................        (587,166)            --              --
 Class B.......................     (65,467,814)    (24,195,969)    (80,312,882)
 In excess of net investment
  income:
 Class A.......................          (4,714)            --              --
 Class B.......................        (525,566)            --       (1,894,361)
 Return of capital:
 Class B.......................             --              --       (1,326,710)
                                 --------------  --------------  --------------
  Total dividends and
   distributions to
   shareholders................     (66,585,260)    (24,195,969)    (83,533,953)
                                 --------------  --------------  --------------
Capital share transactions:
 Net proceeds from sale of
  shares:
 Class A.......................      18,152,317             --              --
 Class B.......................      68,492,581      31,525,854     245,947,975
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions:
 Class A.......................         395,104             --              --
 Class B.......................      46,973,420      16,936,434      58,006,410
                                 --------------  --------------  --------------
                                    134,013,422      48,462,288     303,954,385
 Cost of shares redeemed:
 Class A.......................      (6,301,705)            --              --
 Class B.......................    (231,727,262)   (105,627,511)   (291,262,843)
                                 --------------  --------------  --------------
  Increase (decrease) in net
   assets derived from capital
   share transactions..........    (104,015,545)    (57,165,223)     12,691,542
                                 --------------  --------------  --------------
  Net decrease in net assets...     (21,523,924)    (95,093,993)    (91,411,972)
NET ASSETS:
Beginning of period............   1,024,491,707   1,119,585,700   1,210,997,672
                                 --------------  --------------  --------------
End of period..................  $1,002,967,783  $1,024,491,707  $1,119,585,700
                                 ==============  ==============  ==============
Accumulated distribution in
 excess of net investment
 income........................  $     (530,280) $   (1,176,711) $   (1,894,361)
                                 ==============  ==============  ==============

-------
*The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                          THE MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                          Class A       Class B                            Class B
                          --------     ---------     ---------------------------------------------------------
                                                     September 1
                                                       through              Year Ended August 31
                              Year Ended             December 31   -------------------------------------------
                          December 31, 1995             1994*         1994         1993       1992      1991
                          ----------------------     -----------   ----------   ----------  --------  --------
Net asset value at
 beginning of period....  $   7.76     $    7.76     $     8.04    $     8.77   $     8.88  $   8.82  $   8.48
                          --------     ---------     ----------    ----------   ----------  --------  --------
Net investment income...      0.58          0.54           0.19          0.57         0.68      0.73      0.81
Net realized and
 unrealized gain (loss)
 on investments.........      0.65          0.65          (0.29)        (0.71)       (0.09)     0.07      0.35
                          --------     ---------     ----------    ----------   ----------  --------  --------
Total from investment
 operations.............      1.23          1.19          (0.10)        (0.14)        0.59      0.80      1.16
                          --------     ---------     ----------    ----------   ----------  --------  --------
Less dividends and
 distributions:
From net investment
 income.................     (0.58)        (0.54)         (0.18)        (0.57)       (0.70)    (0.74)    (0.82)
In excess of net
 investment income......     (0.00)(b)     (0.00)(b)        --          (0.01)         --        --        --
Return of capital.......       --            --             --          (0.01)         --        --        --
                          --------     ---------     ----------    ----------   ----------  --------  --------
Total dividends and
 distributions..........     (0.58)        (0.54)         (0.18)        (0.59)       (0.70)    (0.74)    (0.82)
                          --------     ---------     ----------    ----------   ----------  --------  --------
Net asset value at end
 of period..............  $   8.41     $    8.41     $     7.76    $     8.04   $     8.77  $   8.88  $   8.82
                          ========     =========     ==========    ==========   ==========  ========  ========
Total investment return
 (a)....................     16.38%        15.69%         (1.24%)       (1.63%)       6.92%     9.46%    14.33%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       7.3%          6.7%           7.1%+         7.1%         7.8%      8.3%      9.5%
 Expenses...............       1.0%          1.7%           1.7%+         1.7%         1.7%      1.8%      1.8%
Portfolio turnover rate.       540%          540%           143%          491%         629%      613%      318%
Net assets at end of
 period (in 000's)......  $ 12,784     $ 990,184     $1,024,492    $1,119,586   $1,210,998  $957,010  $622,550

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the Government Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be im-posed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (ex-cept for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek a high level of current income, con-sistent with safety of principal, by investing primarily in U.S. Government se-curities.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the Government Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer sup-plied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by

--------------------------------------------------------------------------------
                          THE MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------

the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including re-stricted securities and securities for which no market quotations are avail-able, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regu-lar close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage backed securities ("MBS") from its portfo-lio to a counterparty from whom it simultaneously agrees to buy a similar secu-rity on a delayed delivery basis. The MDR transactions of the Fund are classi-fied as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recog-nized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commit-ments is included as payables for investments purchased.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $670,390 and $1,788,702 have been reclassi-fied from accumulated undistributed net investment income and accumulated net realized loss on investments, respectively, to additional paid-in capital due to paydown reclasses and shareholder dividends and distributions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Government Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are de-termined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

include gains and losses from repayments of principal on mortgage backed secu-rities. Interest income is accrued daily except when collection is not expect-ed. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an ap-proximate annual rate of 0.30% of the average daily net assets of the Fund.

The Administrator and Adviser have voluntarily agreed to reduce their combined fees on assets exceeding $1 billion to 0.55%.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will re-duce their fee payable by the Fund by 50% of the amount

--------------------------------------------------------------------------------
                          THE MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------

of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $95,975 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $1,119,438.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $26,981.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $75,739 for the year ended December 31, 1995.

Fees for recordkeeping services provided to the Fund are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of oper-ations.

NOTE 4 -- FEDERAL INCOME TAX:

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards of $132,145,970, net of losses of $909,418 which have been de-ferred for Federal income tax purposes, are available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2002. To the extent that these carryforwards are used to off-set future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund utilized $11,847,755 of capital loss carryforward during the year.

            Capital Loss                              Amount
           Available Through                         (000's)
           -----------------                         --------
             1997................................... $  9,269
             1998...................................   12,043
             2001...................................    4,831
             2002...................................  106,003
                                                     --------
                                                     $132,146
                                                     ========

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of U.S. Government securities, other than securities subject to repurchase transactions and short-term securities, were $5,258,579 and $5,382,603, respectively.

--------------------------------------------------------------------------------
                          THE MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                          Year Ended       through   Year Ended
                                          December 31    December 31 August 31
                                             1995           1994*       1994
                                        ---------------  ----------- ----------
                                        Class A Class B         Class B
                                        ------- -------  ----------------------
Shares sold............................  2,246    8,414     4,008      29,003
Shares issued in reinvestment of divi-
 dends and distributions...............     48    5,761     2,169       6,948
                                         -----  -------    ------      ------
                                         2,294   14,175     6,177      35,951
Shares redeemed........................    774   28,453    13,454      34,748
                                         -----  -------    ------      ------
Net increase (decrease)................  1,520  (14,278)   (7,277)      1,203
                                         =====  =======    ======      ======

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay Government Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where con-firmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

--------------------------------------------------------------------------------
THE MAINSTAY FUNDS
--------------------------------------------------------------------------------

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD        HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Invests primarily in common stocks       You want your investments to grow
Capital Appreciation Fund    GRAPH INDICATING   of companies in expanding markets        and are willing to accept a higher
                             RISK/REWARD        with strong growth potential             level of risk for higher return potential
                             OF FUND]
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Invests in a portfolio that tracks       You seek a conservative way to partici-
Equity Index Fund            GRAPH INDICATING   the makeup and returns of the            pate in the growth potential of stocks
                             RISK/REWARD        S&P 500*                                 with the protection of a princpal
                             OF FUND]                                                    guarantee/+/
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Offers broad diversification into        You prefer the higher return potential
International Equity Fund    GRAPH INDICATING   international stock markets with         of international equities or want to add
                             RISK/REWARD        an emphasis on risk control              diversification to your domestic
                             OF FUND]                                                    investments/++/
-----------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD        HOW IT INVESTS                           CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Balances current income with growth      You seek a combination of income and
Total Return Fund            GRAPH INDICATING   opportunities by investing in stocks,    growth potential and want to manage
                             RISK/REWARD        bonds, and money market instruments      risk through diversification
                             OF FUND]
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Seeks undervalued stocks with            You seek to maximize total return from
Value Fund                   GRAPH INDICATING   attractive dividends and a stimulus      securities which may have more poten-
                             RISK/REWARD        for positive change                      tial than the market currently sees
                             OF FUND]
-----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Invests in convertible securities for    You want income from securities that
Convertible Fund             GRAPH INDICATING   a special blend of long-term growth      may offer growth potential if converted
                             RISK/REWARD        potential and dividend income            into common stock
                             OF FUND]
-----------------------------------------------------------------------------------------------------------------------------------

  * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

  + The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

 ++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

 || Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

  # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
---------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD        HOW IT INVESTS                           CHOOSE THIS FUND IF...
---------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Seeks a high level of current income     You are seeking to combine high current
Government Fund              GRAPH INDICATING   consistent with safety of principal      income and safety of principal
                             RISK/REWARD OF     primarily from U.S. government
                              FUND]             securities/(S)/
---------------------------------------------------------------------------------------------------------------------------------
High Yield                   [HORIZONTAL BAR    An aggressive high yield bond            You want to maximize current income
Corporate Bond Fund          GRAPH INDICATING   fund that is actively managed for        and can accept the higher risk of
                             RISK/REWARD OF     maximum current income                   securities with high yield potential
                              FUND]
---------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Seeks high current yields and            You prefer the higher return potential
International Bond Fund      GRAPH INDICATING   competitive total return from non-       of international bonds or want to add
                             RISK/REWARD OF     U.S. bonds with an emphasis on           diversification to your domestic
                              FUND]             risk control                             investments/++/
---------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund            GRAPH INDICATING   stability of principal, and liquidity,   competitive yields on cash you're plan-
                             RISK/REWARD OF     with free checkwriting/||/               ning to spend or invest in the near future
                              FUND]
---------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
---------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD    HOW IT INVESTS                           CHOOSE THIS FUND IF...
---------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Seeks high current income that's         You're in a high federal income tax
Tax Free Bond Fund           GRAPH INDICATING   exempt from regular federal              bracket or want to pay less of your
                             RISK/REWARD OF     income tax/#/                            investment income to the IRS
                              FUND]
---------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund     GRAPH INDICATING   from both federal and California         keep more of what you earn by investing
                             RISK/REWARD OF     income taxes consistent with             for income that's double tax free/#/
                              FUND]             preservation of capital/#/
---------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR    Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund       GRAPH INDICATING   from federal, New York State, and        and want to keep more of what you earn
                             RISK/REWARD OF     New York City income taxes consis-       with income that's double or triple tax
                              FUND]             tent with preservation of capital/#/     free/#/
---------------------------------------------------------------------------------------------------------------------------------

If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

                      This page intentionally left blank

--------------------------------------------------------------------------------
                                   MAINSTAY
                                GOVERNMENT FUND
--------------------------------------------------------------------------------


                                     1995
                                    annual
                                    report

                              The year in review
                                 fund results
                            & portfolio highlights


                     [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
                               DECEMBER 31, 1995
--------------------------------------------------------------------------------



                              OFFICERS & TRUSTEES


                         Alice T. Kane   Chairperson and Trustee
                         Walter W. Ubl   President and Trustee
              Nancy Maginnes Kissinger   Trustee
                      Terry L. Lierman   Trustee
                   Donald E. Nickelson   Trustee
                Ralph A. Pfeiffer, Jr.   Trustee
                        Donald K. Ross   Trustee
                   Richard S. Trutanic   Trustee
                    Jefferson C. Boyce   Senior Vice President
                      Anthony W. Polis   Chief Financial Officer
                       Richard A. Topp   Vice President
                    Richard W. Zuccaro   Vice President
                   A. Thomas Smith III   Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel


[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay Government Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


[LOGO OF RECYCLED PAPER APPEARS HERE]                               MSAN08 (296)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                      Chairperson's Letter    2

                   MainStay High Yield Corporate Bond Fund
               Highlights and Portfolio Managers' Comments    4

                                 Returns & Lipper Rankings    6

                                  Year-by-Year Performance    7

     $10,000 Invested in the MainStay High Yield Corporate
        Bond Fund Class A Shares vs. S&P 500 and Inflation    7

     $10,000 Invested in the MainStay High Yield Corporate
        Bond Fund Class B Shares vs. S&P 500 and Inflation    7

                                  Top 25 Security Holdings    8

                      Diversification by Industry -- Top 5    9

                                        Quality Breakdown     9

                                     Financial Statements    11

                             Notes to Financial Statements   22

                         Report of Independent Accountants   29

                                        The MainStay Funds   30

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE APPEARS HERE]

Alice T. Kane, Chairperson
Report to Shareholders for the Year Ended December 31, 1995

In 1995, the bond markets enjoyed one of their strongest years in recent history, with gains fueled by low inflation, modest economic growth, and declining interest rates across the maturity spectrum. Bonds rated below investment-grade returned 19.9%, outpacing intermediate-term Treasuries, which returned 19.0% for their best year in a decade.

In this context, we are pleased to report to you on the activities and investment results of the MainStay/(R)/ High Yield Corporate Bond Fund for the twelve months ended December 31, 1995. The Fund's total returns for the period were 20.28% and 19.71% for Class A and Class B shares, respectively, excluding all sales charges. These returns closely tracked the general performance of the high yield market and were substantially ahead of the average Lipper* high current yield fund, which returned 16.44% for the year. Based on the three- and five-year periods, the Fund received an overall five-star rating out of 2,466 funds in the hybrid category from Morningstar, Inc./+/ for the period from December 31, 1990, to December 31, 1995. This is the highest rating available from this independent fund performance monitor.

Throughout the year, the Fund's managers continued to seek above-average companies in above-average industries. Since relatively few credits met our rigorous investment standards, we maintained a high proportion of the Fund's assets in cash. Fortunately, our careful security selection helped us stay well ahead of the average Lipper high current yield fund.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.


/s/ Alice T. Kane

Alice T. Kane
January 1996


--------------------
* See footnote on page 6 for more information on Lipper Analytical Services, Inc.

+ Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) to 5 (high) stars are based on a fund's 3- and 5-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. As of 12/31/95, the Fund's 3- and 5-year ratings for those periods were 5 and 5 stars out of 2,466 and 1,609 funds in the hybrid category. Only 10% of the funds in an investment category may receive 5 stars. Ratings reflect Class B share performance only. The Fund's Class A shares introduced 1/3/95 will not be rated by Morningstar until they have 3 years of operating history.

--------------------------------------------------------------------------------
MainStay High Yield Corporate Bond Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

[ ] Annual total returns of 20.28% and 19.71% for Class A and Class B shares, respectively, excluding all sales charges

[ ] Class A shares ranked among the top 10% of 120 funds in the Lipper high current yield fund category for the 12 months ended 12/31/95

[ ] Class B shares ranked among the top 13% of 120 funds in the Lipper high current yield fund category for the 12 months ended 12/31/95

[PHOTO OF DENNIS LAPLAIGE, STEVE TANANBAUM AND THOMAS HAJDUKIEWICZ APPEARS HERE]

High Yield Team - Denis Laplaige, Steve Tananbaum, and Thomas Hajdukiewicz (left to right)

For the year ended December 31, 1995, the MainStay High Yield Corporate Bond Fund returned 20.28% and 19.71% for Class A and Class B shares, respectively, excluding all sales charges. These returns not only exceeded the average Lipper high current yield fund, which returned 16.44%, but placed the Fund in the top 10% and 13% of 120 funds in its Lipper category for Class A and Class B shares, respectively. These outstanding returns reflected unusually favorable market conditions which are unlikely to be repeated in 1996.

In managing the Fund, we continued to pursue significant yield while seeking to protect interest and manage risk to principal. At the same time, we adhered to rigorous investment disciplines to maximize opportunities for capital appreciation in a declining interest rate environment. Strategic security selection led to strong performance, particularly in cable, casinos, and communications (including media


Yield
--------------------------------------------------------------------------------
The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percent of the fund's current price per share.

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

and broadcasting). Our decision to avoid the weak retail and restaurant sectors also helped us outperform our peers, despite maintaining a strong cash position that ranged as high as 20% during the year.

In the first quarter, the market was particularly receptive to quickly deleveraging issuers such as Spanish Broadcasting and Videotron Holdings. In the second quarter, Trump Taj Mahal performed well. In the third quarter, we reduced our casino holdings, but continued to benefit from broadcasting and cable issues. As the year progressed, we identified several trends that grew even more pronounced in the fourth quarter. Cash flow from investors grew stronger, default rates inched higher, and as the economy weakened, we saw significant credit deterioration in retailing, restaurants, and the apparel and textile industries. Yield spreads relative to Treasuries narrowed in the fourth quarter, and we believe they may widen back to historic levels in 1996. We also believe that 1995 was the peak in corporate credit quality.

Looking ahead, our risk-controlled contrarian approach may lead us to seek out values in restaurants and retailing, as we continue to emphasize cable and communications issues. With a weakening economy, however, we will diligently seek opportunities in undervalued issues with fundamental indicators that positive changes may lie ahead. We continue to focus on above-average companies in above-average industries, since such issuers are most likely to weather our turbulent economic times. [ ]


Denis Laplaige
Steve Tananbaum
Portfolio Managers


Cash Position
--------------------------------------------------------------------------------
The portion of a portfolio held in highly liquid securities (often referred to as "cash"), either for defensive purposes or to take advantage of investment opportunities as they may arise.

Deleveraging Issue
--------------------------------------------------------------------------------
A bond from a company that is strengthening its balance sheet by reducing its level of outstanding debt.

Yield Spread
--------------------------------------------------------------------------------
The difference in yield between securities in different market sectors, such as high yield securities and Treasury issues -- or between different securities in a single sector, such as short-term and intermediate-term Treasury issues.

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Life of Fund
                                                         1 year                              5 years               through 12/31/95
------------------------------------------------------------------------------------------------------------------------------------

Class A                                                  20.28%                              19.03%                     10.26%
Class B                                                  19.71%                              18.92%                     10.21%
------------------------------------------------------------------------------------------------------------------------------------

Fund SEC returns*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Life of Fund
                                                         1 year                              5 years               through 12/31/95
------------------------------------------------------------------------------------------------------------------------------------

Class A                                                  14.87%                              17.94%                     9.74%
Class B                                                  14.71%                              18.72%                     10.21%
------------------------------------------------------------------------------------------------------------------------------------

Fund Lipper+ rankings and year-end Lipper category returns
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Life of Fund/Class

                                                         1 year                              5 years               through 12/31/95
------------------------------------------------------------------------------------------------------------------------------------

Class A                                                  11 out of 120 funds                 n/a                11 out of 120 funds
Class B                                                  15 out of 120 funds                 11 out of 61 funds  10 out of 36 funds
Average Lipper
high current yield fund                                  16.44%                              16.58%                     8.92%
------------------------------------------------------------------------------------------------------------------------------------

Fund year-end per-share net asset values and distributions for 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                        NAV 12/31/95                        Income                  Capital Gains
------------------------------------------------------------------------------------------------------------------------------------

Class A                                                  $7.92                               $0.8540                    $0.1217
Class B                                                  $7.92                               $0.8165                    $0.1217
------------------------------------------------------------------------------------------------------------------------------------


--------------------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95, the Lipper high current yield fund category included 120 funds. For the 5-year and since inception periods ended 12/31/95, the Fund's Class B shares placed among the top 19% and 28%, respectively, of Lipper high current yield funds. Class A shares were not in existence for these periods. The Fund's Class A shares were first offered to the public 1/3/95, Class B shares 5/1/86.

--------------------------------------------------------------------------------
YEAR-BY-YEAR PERFORMANCE*
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

  Year
 ended          Total
 12/31         Return %
    86           5.01
    87           0.20
    88          16.89
    89          -5.04
    90          -7.85
    91          32.27
    92          21.63
    93          21.65
    94           1.50
 95 Class A     20.28
 95 Class B     19.71

--------------------------------------------------------------------------------
$10,000 INVESTED IN THE MAINSTAY HIGH YIELD CORPORATE
BOND FUND VS. S&P 500 AND INFLATION
--------------------------------------------------------------------------------

Class A Shares
                           [LINE GRAPH APPEARS HERE]

                                          High Yield
                                          Corporate
   Year end   S&P 500/++/  Inflation/(s)/ Bond Fund
   5/1/86      10,000       10,000         9,550
       86      10,550       10,175        10,028
       87      11,097       10,626        10,047
       88      12,927       11,096        11,743
       89      17,011       11,611        11,151
       90      16,481       12,320        10,276
       91      21,481       12,698        13,593
       92      23,115       13,066        16,535
       93      25,435       13,425        20,115
       94      25,780       13,785        20,416
       95      35,433       14,144        24,557

Class B Shares

                           [LINE GRAPH APPEARS HERE]

                                          High Yield
                                          Corporate
   Year end   S&P 500/++/  Inflation/(s)/ Bond Fund
   5/1/86      10,000       10,000        10,000
       86      10,550       10,175        10,500
       87      11,097       10,626        10,520
       88      12,927       11,096        12,297
       89      17,011       11,611        11,677
       90      16,481       12,320        10,760
       91      21,481       12,698        14,233
       92      23,115       13,066        17,314
       93      25,435       13,425        21,063
       94      25,780       13,785        21,378
       95      35,433       14,144        25,592

--------------------
    The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

 ++ Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's Corporation. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
TOP 25 SECURITY HOLDINGS AS OF 12/31/95
--------------------------------------------------------------------------------


Holding                                                                 $ amount
Trizec Finance Ltd.                                                  $33,517,500

United International Holdings, Inc.                                   30,293,200

Family Restaurant, Inc.                                               28,037,000

Affinity Group, Inc.                                                  25,363,750

Spanish Broadcasting System, Inc.                                     24,906,650

Rogers Communications, Inc., Class B                                  24,021,959

General Media, Inc.                                                   23,025,000

Horseshoe Gaming, LLC, Series WW                                      22,536,750

Casino Magic Finance Corp.                                            22,390,525

Hollinger, Inc.                                                       21,852,600

All-American Bottling Corp.                                           21,074,300

Great Dane Holdings, Inc.                                             20,905,375

NVR, Inc.                                                             20,734,787

International Semi-Technology Co.                                     19,928,437

Olympia & York Maiden Lane Finance Corp.                              19,643,697

Hollywood Casino Corp.                                                18,888,750

American Restaurant Group, Inc.                                       18,801,900

Newflo Corp., Series B                                                16,936,400

Affiliated Newspaper Investments, Inc.                                16,912,500

Peoples Telephone Co., Inc.                                           15,580,000

Sullivan Graphics, Inc.                                               15,015,000

Bankers Life Holdings Corp., Series B                                 14,690,000

Liggett Group, Inc., Series B                                         14,648,670

Hosiery Corp. of America                                              14,539,000

Petro PSC Properties L.P.                                             14,259,500

 Note: This breakdown is provided for informational purposes only, this Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above.
    Excludes short-term securities. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
DIVERSIFICATION BY INDUSTRY -- Top 5 as of 12/31/95
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Casinos                            7.5%
Media                              7.4%
Food, Beverage & Tobacco           6.2%
Telecommunication Services         6.1%
Real Estate                        3.8%
Other                             69.0%

--------------------------------------------------------------------------------
QUALITY BREAKDOWN as of 12/31/95
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

AAA                               20.2%
BB                                 9.6%
B                                 51.2%
CCC                                7.2%
Other                              9.7%
Cash & Equivalents                 2.1%


                 Note: actual percentages will vary over time

                      This page intentionally left blank

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount        Value
                 ---------------------------------------------------------------

LONG-TERM BONDS (66.9%)+
CONVERTIBLE BONDS (0.8%)
AIRLINES (0.5%)
Continental Airlines, Inc.
 6.00%, due 2/1/02 (c)(g)........................... $  8,119,692 $    8,119,692
                                                                  --------------
BUILDINGS (0.2%)
U.S. Home Corp.
 4.875%, due 11/1/05................................    2,572,000      2,430,540
                                                                  --------------
RETAIL (0.1%)
Michaels Stores, Inc.
 4.75%, due 1/15/03 6.75%, beginning 1/15/96........    2,060,000      1,575,900
                                                                  --------------
Total Convertible Bonds
 (Cost $10,979,274).................................                  12,126,132
                                                                  --------------
CORPORATE BONDS (59.5%)
ADVERTISING (0.9%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05 (c).............................   15,400,000     15,015,000
                                                                  --------------
AEROSPACE (1.5%)
K&F Industries, Inc.
 11.875%, due 12/1/03...............................    7,175,000      7,713,125
 13.75%, due 8/1/01.................................      428,000        444,050
Sequa Corp.
 8.75%, due 12/15/01................................    1,742,000      1,654,900
 9.375%, due 12/15/03...............................   14,150,000     13,159,500
 9.625%, due 10/15/99...............................    1,000,000        990,000
                                                                  --------------
                                                                      23,961,575
                                                                  --------------
AIRLINES (0.8%)
Atlas Air, Inc.
 12.25%, due 12/1/02................................    6,135,000      6,257,700
NWA Trust, Series D
 13.875%, due 6/21/08...............................    6,000,000      7,140,000
                                                                  --------------
                                                                      13,397,700
                                                                  --------------

-------
+ Percentages indicated are based on Fund net assets.

                                                     Principal
                                                       Amount        Value
                 --------------------------------------------------------------

APPLIANCES & FURNITURE (0.6%)
Central Rents, Inc.
 12.875%, due 12/15/03............................. $ 10,500,000 $   10,657,500
                                                                 --------------
BUILDING MATERIALS (1.3%)
Associated Materials, Inc.
 11.50%, due 8/15/03...............................    9,550,000      7,544,500
Miles Homes Services, Inc.
 12.00%, due 4/1/01................................    1,000,000        740,000
Triangle Pacific Corp.
 10.50%, due 8/1/03................................    1,500,000      1,590,000
Waxman Industries, Inc.
 12.25%, due 9/1/98................................    2,500,000      2,400,000
 Series B
 (zero coupon), due 6/1/04 12.75%, beginning
 6/1/99............................................   23,712,000      8,773,440
                                                                 --------------
                                                                     21,047,940
                                                                 --------------
BUILDINGS (2.0%)
NVR, Inc.
 11.00%, due 4/15/03...............................   20,606,000     20,734,787
Peters (JM) Co.
 12.75%, due 5/1/02................................   14,850,000     13,513,500
                                                                 --------------
                                                                     34,248,287
                                                                 --------------
CABLE (0.7%)
Jones Intercable, Inc.
 11.50%, due 7/15/04...............................   10,053,000     11,158,830
                                                                 --------------
CASINOS (7.2%)
Capital Gaming International, Inc.
 11.50%, due 2/1/01 (i)............................    1,500,000        705,000
Casino America, Inc.
 11.50%, due 11/15/01..............................    3,500,000      3,237,500
Casino Magic Finance Corp.
 11.50%, due 10/15/01..............................   25,885,000     22,390,525
El Comandante Capital Corp.
 11.75%, due 12/15/03..............................   13,325,000     11,859,250
Hemmeter Enterprises, Inc.
 12.00%, due 12/15/00 (g)(h)(i)....................   12,401,816      4,712,690
Hollywood Casino Corp.
 12.75%, due 11/1/03...............................   20,700,000     18,888,750
Horseshoe Gaming LLC, Series WW
 12.75%, due 9/30/00 (c)...........................   22,650,000     22,536,750
PRT Funding Corp.
 11.625%, due 4/15/04..............................    2,510,000      1,857,400


 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount        Value
                 --------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
CASINOS (CONTINUED)
President Riverboat Casinos, Inc.
 13.00%, due 9/15/01............................... $ 15,425,000 $   12,957,000
Resorts International Hotel
 Financing, Inc.
 11.00%, due 9/15/03...............................   10,975,000     10,371,375
Treasure Bay Gaming & Resorts
 12.25%, due 11/15/00 (a)(c)(h)(i).................    3,950,000        790,000
 12.25%, due 11/15/00 (a)(c)(h)(i)(m1).............       32,800      6,560,000
Trump Castle Funding, Inc.
 7.00%, due 11/15/05 (g)...........................          189            136
Trump Taj Mahal Funding, Inc.
 Series A
 11.35%, due 11/15/99 (p)..........................    2,300,625      2,214,352
                                                                 --------------
                                                                    119,080,728
                                                                 --------------
CELLULAR TELEPHONE (1.2%)
Celcaribe S.A.
 (zero coupon), due 3/15/04
 13.50%, beginning 3/15/98 (c).....................    2,700,000      1,822,500
 (zero coupon), due 3/15/04
 13.50%, beginning 3/15/98 (c)(m2)                           192      1,747,200
PriCellular Wireless Corp.
 (zero coupon), due 10/1/03 12.25%, beginning
 10/1/98...........................................    9,650,000      7,454,625
 Series B
 (zero coupon), due 11/15/01 14.00%, beginning
 5/15/98...........................................    9,355,000      8,232,400
                                                                 --------------
                                                                     19,256,725
                                                                 --------------
CHILD CARE SERVICES (0.5%)
La Petite Holdings Corp.
 9.625%, due 8/1/01................................    8,900,000      7,898,750
                                                                 --------------
COMPUTERS & OFFICE EQUIPMENT (1.2%)
International Semi-Technology Corp.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00.........................   36,650,000     19,928,437
                                                                 --------------
CONGLOMERATES (0.5%)
Jordan Industries, Inc.
 (zero coupon), due 8/1/05
 11.75%, beginning 8/1/98..........................   10,000,000      5,800,000
Spreckels Industries, Inc.
 11.50%, due 9/1/00................................    1,750,000      1,723,750
                                                                 --------------
                                                                      7,523,750
                                                                 --------------

                                                     Principal
                                                       Amount        Value
                 --------------------------------------------------------------

CONSUMER DURABLES (1.1%)
Selmer Co., Inc.
 11.00%, due 5/15/05............................... $ 12,575,000 $   12,386,375
United Stationers Supply, Inc.
 12.75%, due 5/1/05 (c)............................    5,000,000      5,450,000
                                                                 --------------
                                                                     17,836,375
                                                                 --------------
CONSUMER FINANCIAL SERVICES (0.7%)
Figgie International, Inc.
 9.875%, due 10/1/99...............................   11,750,000     11,750,000
                                                                 --------------
CONTAINERS (2.0%)
Envirodyne Industries, Inc.
 10.25%, due 12/1/01...............................   13,350,000      9,879,000
 Series B
 12.00%, due 6/15/00...............................   10,000,000      9,745,000
Gaylord Container Corp.
 (zero coupon), due 5/15/05 12.75%, beginning
 5/15/96...........................................   14,170,000     13,957,450
                                                                 --------------
                                                                     33,581,450
                                                                 --------------
DEFENSE ELECTRONICS (0.3%)
Tracor, Inc.
 10.875%, due 8/15/01..............................    4,000,000      4,140,000
                                                                 --------------
DOMESTIC OIL & GAS (2.1%)
Dual Drilling Co.
 9.875%, due 1/15/04...............................    6,500,000      6,191,250
Mesa Capital Corp.
 12.75%, due 6/30/96...............................       11,000         10,175
 12.75%, due 6/30/98...............................    1,083,000        958,455
Petro PSC Properties L.P.
 12.50%, due 6/1/02................................   15,010,000     14,259,500
TransAmerican Refining Corp.
 Series 2
 16.50%, due 2/15/02
 16.00%, beginning 8/15/98.........................   13,000,000     12,350,000
                                                                 --------------
                                                                     33,769,380
                                                                 --------------
ENERGY (0.7%)
Nuevo Energy Co.
 12.50%, due 6/15/02...............................   10,000,000     10,875,000
                                                                 --------------
FOOD, BEVERAGES & TOBACCO (5.6%)
All-American Bottling Corp.
 13.00%, due 8/15/01...............................   24,940,000     21,074,300

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount        Value
                 --------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
FOOD, BEVERAGES & TOBACCO (CONTINUED)
American Restaurant Group, Inc.
 10.25%, due 9/30/00 (c)........................... $ 10,000,000 $    3,099,961
 12.00%, due 9/15/98...............................    9,755,000      7,608,900
 12.00%, due 9/15/98...............................   24,105,000     18,801,900
BGLS, Inc.
 13.75%, due 3/1/97 (e)............................    1,648,000      1,648,000
Brooke Partners L.P.
 13.75%, due 3/1/97................................    3,569,000      3,533,310
 14.50%, due 4/1/98................................   10,345,000      8,586,350
Empresas La Moderna S.A.
 10.25%, due 11/12/97..............................    8,500,000      8,330,000
Liggett Group, Inc.
 Series B
 11.50%, due 2/1/99................................   17,649,000     14,648,670
 Series C
 19.75%, due 2/1/99................................      308,000        289,520
SC International Services, Inc.
 13.00%, due 10/1/05...............................    3,700,000      3,959,000
                                                                 --------------
                                                                     91,579,911
                                                                 --------------
HOUSEHOLD PRODUCTS (0.2%)
Chattem, Inc.
 Series B
 12.75%, due 6/15/04...............................    4,367,000      3,930,300
                                                                 --------------
INDUSTRIAL (2.7%)
Atlantis Plastics, Inc.
 11.00%, due 2/15/03...............................    4,170,000      3,627,900
Great Dane Holdings, Inc.
 12.75%, due 8/1/01................................   22,910,000     20,905,375
Interlake Corp.
 12.00%, due 11/15/01..............................    3,500,000      3,535,000
Newflo Corp.
 Series B
 13.25%, due 11/15/02..............................   16,285,000     16,936,400
                                                                 --------------
                                                                     45,004,675
                                                                 --------------
INSURANCE (1.2%)
Bankers Life Holdings Corp.
 Series B
 13.00%, due 11/1/02...............................   13,000,000     14,690,000
Life Partners Group, Inc.
 12.75%, due 7/15/02...............................    4,380,000      4,839,900
                                                                 --------------
                                                                     19,529,900
                                                                 --------------
MACHINERY (1.0%)
Monarch Marking Systems, Inc.
 12.50%, due 7/1/03................................    5,000,000      5,275,000

                                                     Principal
                                                       Amount        Value
                 --------------------------------------------------------------

MACHINERY (CONTINUED)
Thermadyne Holdings Corp.
 10.75%, due 11/1/03............................... $ 10,855,000 $   10,882,137
                                                                 --------------
                                                                     16,157,137
                                                                 --------------
MEDIA (6.3%)
Affiliated Newspaper Investments, Inc.
 (zero coupon), due 7/1/06 13.25%, beginning
 7/1/99............................................   27,500,000     16,912,500
CPY Acquisition Corp.
 14.00%, due 1/1/99 (a)(e)(h)(i)...................      565,413          5,654
Garden State Newspapers, Inc.
 12.00%, due 7/1/04................................    8,065,000      8,105,325
General Media, Inc.
 10.625%, due 12/31/00.............................   30,700,000     23,025,000
Maxwell Communications Corp., Plc Facility A
 (a)(c)(h)(i)(j)...................................    9,973,584        910,090
SCI Television, Inc.
 12.00%, due 10/15/95 (e)(q).......................    6,822,456         34,112
Spanish Broadcasting System, Inc.
 7.50%, due 6/15/02 12.50%, beginning 6/15/97......   25,810,000     24,906,650
Telemundo Group, Inc.
 10.25%, due 12/30/01..............................      127,450        126,175
United International Holdings, Inc.
 (zero coupon), due 11/15/99.......................   48,860,000     30,293,200
                                                                 --------------
                                                                    104,318,706
                                                                 --------------
PAPER & FOREST PRODUCTS (0.9%)
Crown Paper Co.
 11.00%, due 9/1/05................................   13,950,000     12,206,250
Indah Kiat International Finance Co.
 12.50%, due 6/15/06...............................    3,250,000      3,250,000
                                                                 --------------
                                                                     15,456,250
                                                                 --------------
POLLUTION & RELATED (1.2%)
ICF Kaiser International, Inc.
 12.00%, due 12/31/03 (m3).........................       10,174      9,563,560
Norcal Waste Systems, Inc.
 12.50%, due 11/15/05 (c)..........................   11,000,000     11,165,000
                                                                 --------------
                                                                     20,728,560
                                                                 --------------

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                     Principal
                                                       Amount        Value
                 --------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
REAL ESTATE (1.6%)
Olympia & York Maiden
 Lane Finance Corp.
 7.332%, due 3/20/99 (c)(d)........................ $ 28,887,789 $   19,643,697
 10.375%, due 12/31/95 (c)(e)(q)...................        4,000          1,880
Saul B.F. Real Estate Investment Trust
 11.625%, due 4/1/02...............................    6,000,000      6,120,000
                                                                 --------------
                                                                     25,765,577
                                                                 --------------
RECREATION & ENTERTAINMENT (1.9%)
Affinity Group, Inc.
 11.50%, due 10/15/03..............................   24,625,000     25,363,750
Premier Parks, Inc.
 12.00%, due 8/15/03...............................    2,500,000      2,587,500
Six Flags Theme Parks, Series A
 (zero coupon), due 6/15/05 12.25%, beginning
 6/15/98...........................................    5,000,000      3,900,000
                                                                 --------------
                                                                     31,851,250
                                                                 --------------
RESTAURANTS & LODGING (2.0%)
Family Restaurant, Inc.
 9.75%, due 2/1/02.................................   48,760,000     28,037,000
Host Marriott Corp.
 Acquisition Properties
 9.00%, due 12/15/07 (c)...........................    5,000,000      5,050,000
                                                                 --------------
                                                                     33,087,000
                                                                 --------------
RETAIL (2.0%)
Brylane L.P., Series B
 10.00%, due 9/1/03................................    4,025,000      3,562,125
Hechinger Co.
 9.45%, due 11/15/12...............................    2,000,000      1,410,000
Hills Stores Co.
 10.25%, due 9/30/03...............................    6,500,000      5,785,000
IHF Holdings, Inc.
 Series B
 (zero coupon), due 11/15/04 15.00%, beginning
 11/15/99..........................................   12,500,000      7,875,000
Waban, Inc.
 11.00%, due 5/15/04...............................   13,250,000     13,581,250
                                                                 --------------
                                                                     32,213,375
                                                                 --------------
STEEL, ALUMINUM & OTHER METALS (0.8%)
Algoma Steel, Inc.
 12.375%, due 7/15/05..............................   13,800,000     12,420,000
                                                                 --------------

                                                     Principal
                                                       Amount        Value
                 --------------------------------------------------------------

SUPERMARKET (0.3%)
Pueblo Xtra International, Inc.
 9.50%, due 8/1/03................................. $  5,250,000 $    5,026,875
                                                                 --------------
TELECOMMUNICATION EQUIPMENT (1.7%)
EchoStar Communications Corp.
 (zero coupon), due 6/1/04 12.875%, beginning
 6/1/99............................................   15,865,000     10,708,875
PageMart Nationwide, Inc.
 (zero coupon), due 2/1/05 15.00%, beginning
 2/1/00............................................   14,550,000      9,457,500
Telex Communications, Inc.
 12.00%, due 7/15/04...............................    8,250,000      8,476,875
                                                                 --------------
                                                                     28,643,250
                                                                 --------------
TELECOMMUNICATION SERVICES (2.7%)
Centennial Cellular Corp.
 8.875%, due 11/1/01...............................    4,700,000      4,629,500
 10.125%, due 5/15/05..............................    7,350,000      7,735,875
Dial Call Communications, Inc.
 (zero coupon), due 12/15/05 10.25%, beginning
 12/15/98..........................................    5,310,000      2,814,300
Nextel Communications, Inc.
 (zero coupon), due 8/15/04 9.75%, beginning
 2/15/99...........................................   17,640,000      9,569,700
Peoples Telephone Co., Inc.
 12.25%, due 7/15/02...............................   19,475,000     15,580,000
WinStar Communications, Inc.
 (zero coupon), due 10/15/05
 14.00%, beginning 10/15/00 (c)(m5)                        2,000      3,180,000
                                                                 --------------
                                                                     43,509,375
                                                                 --------------
TEXTILE & APPAREL (1.4%)
CMI Industries, Inc.
 9.50%, due 10/1/03................................    9,975,000      8,079,750
Hosiery Corp. of America, Inc.
 13.75%, due 8/1/02................................   13,400,000     14,539,000
                                                                 --------------
                                                                     22,618,750
                                                                 --------------
UTILITY (0.7%)
Consolidated Hydro, Inc.
 (zero coupon), due 7/15/03 12.00%, beginning
 7/15/98...........................................   27,875,000     11,986,250
                                                                 --------------
Total Corporate Bonds
 (Cost $974,590,165)...............................                 978,954,568
                                                                 --------------

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                   Principal
                                                     Amount           Value
                 ---------------------------------------------------------------

FOREIGN BOND (0.0%) (b)
MEDIA (0.0%) (b)
Maxwell Communications Corp., Plc
 Facility B (a)(c)(h)(i)(j)..................  (Pounds) 1,131,066 $      159,753
                                                                  --------------
Total Foreign Bond
 (Cost $30,652)..............................                            159,753
                                                                  --------------
LOAN PARTICIPATIONS (1.6%)
AIRLINES (0.5%)
GPA Group, Plc CCF...........................
 7.209%, due 9/1/97 (c)(d)(j)................  $        8,971,929      8,688,647
                                                                  --------------
SUPERMARKETS (1.1%)
Somerfield, Plc
 Facility A
 8.439%, due 6/30/98 (c)(d)(j)...............  (Pounds)10,475,801     14,106,966
 Facility B
 8.442%, due 6/30/98 (c)(d)(j)...............           3,184,752      4,288,664
                                                                  --------------
                                                                      18,395,630
                                                                  --------------
Total Loan Participations
 (Cost $24,949,871)..........................                         27,084,277
                                                                  --------------
YANKEE BONDS (5.0%)
CABLE (0.8%)
Australis Media Ltd.
 (zero coupon), due 5/15/03 14.00%, beginning
 5/15/00 (m6)................................  $           15,200     10,982,000
Fundy Cable Ltd.
 11.00%, due 11/15/05........................           2,000,000      2,090,000
                                                                  --------------
                                                                      13,072,000
                                                                  --------------
CELLULAR TELEPHONE (0.1%)
Comunicacion Celular S.A.
 (zero coupon), due 11/15/03 13.125%, begin-
 ning 11/15/00 (c)(m7).......................               2,590      1,469,825
                                                                  --------------
FINANCIAL (1.3%)
Hollinger, Inc.
 (zero coupon), due 10/5/13..................          72,240,000     21,852,600
                                                                  --------------
REAL ESTATE (2.1%)
Trizec Finance Ltd.
 10.875%, due 10/15/05.......................          32,700,000     33,517,500
                                                                  --------------
TELECOMMUNICATION SERVICES (0.5%)
Clearnet Communications, Inc.
 (zero coupon), due 12/15/05 14.75%, due
 12/15/00 (m4)...............................               1,618      8,413,600
                                                                  --------------
TRANSPORTATION (0.2%)
TNT Transport, Plc
 11.50%, due 4/15/04.........................           3,550,000      3,700,875
                                                                  --------------
Total Yankee Bonds
 (Cost $78,074,317)..........................                         82,026,400
                                                                  --------------
Total Long-Term Bonds
 (Cost $1,088,624,279).......................                      1,100,351,130
                                                                  --------------


                                                       Shares        Value
                  -------------------------------------------------------------

COMMON STOCKS (6.8%)
BUILDINGS (0.2%)
NVR, Inc. (a)......................................      379,300 $    3,793,000
                                                                 --------------
CASINOS (0.2%)
Aztar Corp. (a)....................................      400,000      3,150,000
Showboat, Inc......................................       30,800        812,350
                                                                 --------------
                                                                      3,962,350
                                                                 --------------
CELLULAR TELEPHONE (0.1%)
Celcaribe S.A. (a).................................      439,020        658,530
                                                                 --------------
CHEMICALS (0.1%)
FMC Corp. (a)......................................       26,000      1,758,250
                                                                 --------------
COMPUTERS & OFFICE EQUIPMENT (0.0%) (b)
Unisys Corp. (a)...................................       40,000        225,000
                                                                 --------------
CONGLOMERATES (0.4%)
Hanson, Plc ADR (n)................................      350,000      5,337,500
Triarc Companies, Inc. (a).........................      125,200      1,377,200
                                                                 --------------
                                                                      6,714,700
                                                                 --------------
CONTAINERS (0.2%)
Stone Container Corp. .............................      240,700      3,460,063
                                                                 --------------
DOMESTIC OIL AND GAS (0.0%) (b)
Mesa, Inc. (a).....................................       43,890        164,588
                                                                 --------------
DOMESTIC OILS (0.2%)
Parker and Parsley Petroleum Co....................      148,300      3,262,600
                                                                 --------------
FOOD, BEVERAGES & TOBACCO (0.6%)
Dr. Pepper Bottling Holdings, Inc.
 Class A (a).......................................      300,000      1,500,000
RJR Nabisco Holdings Corp..........................      252,000      7,780,500
                                                                 --------------
                                                                      9,280,500
                                                                 --------------
GAS UTILITIES (0.1%)
UGI Corp...........................................       37,000        767,750
United Gas Holdings Corp. (a)(e)...................       98,050        166,685
                                                                 --------------
                                                                        934,435
                                                                 --------------

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                        Shares        Value
                  --------------------------------------------------------------

COMMON STOCKS (CONTINUED)
INDUSTRIAL (0.0%) (b)
Insilco Corp. (a)...................................          221 $        7,044
                                                                  --------------
INSURANCE (0.8%)
Aetna Life & Casualty Co............................       97,200      6,731,100
Allstate Corp.......................................       75,000      3,084,375
Fremont General Corp................................          103          3,785
London Insurance Group, Inc. .......................      134,500      2,723,021
                                                                  --------------
                                                                      12,542,281
                                                                  --------------
MACHINERY (0.0%) (b)
Bucyrus-Erie Co. (a)................................          128          1,040
                                                                  --------------
MEDIA (0.7%)
Affiliated Newspaper
 Investments, Inc. (a)..............................       28,000        840,000
PanAmSat Corp. (a)..................................       60,000      1,323,750
United International Holdings, Inc. Class A (a).....      522,800      7,711,300
U.S. West Media Group, Inc. (a).....................       50,000        950,000
                                                                  --------------
                                                                      10,825,050
                                                                  --------------
PAPER & FOREST PRODUCTS (0.2%)
Champion International Corp. .......................       78,300      3,288,600
                                                                  --------------
REAL ESTATE (0.1%)
American Health Properties, Inc.....................       26,300        565,450
American Health Properties, Inc. (o)................        5,130         76,950
Santa Anita Realty Enterprises, Inc.................       70,400        836,000
                                                                  --------------
                                                                       1,478,400
                                                                  --------------
RECREATION & ENTERTAINMENT (0.3%)
Royal Caribbean Cruises Ltd.........................      192,900      4,243,800
Turner Broadcasting System, Inc.
 Class B............................................       12,500        325,000
                                                                  --------------
                                                                       4,568,800
                                                                  --------------
RETAIL (0.7%)
Limited, Inc. (The).................................      250,000      4,343,750
Loehmann's Holdings, Inc., Series A (a).............       43,750         43,750
Stop & Shop Companies, Inc. (a).....................      116,600      2,696,375
Talbots, Inc........................................      118,700      3,412,625
U.S. Industries, Inc. (a)...........................       12,500        229,687
Value City Department Stores, Inc. (a)..............      132,400        893,700
                                                                  --------------
                                                                      11,619,887
                                                                  --------------

                                                       Shares        Value
                  -------------------------------------------------------------

STEEL, ALUMINUM & OTHER METALS (0.0%) (b)
Algoma Steel, Inc. (a).............................       34,400 $      129,000
                                                                 --------------
SUPERMARKET (0.0%) (b)
Grand Union Co. (a)................................       51,999        389,993
                                                                 --------------
TELECOMMUNICATION EQUIPMENT (0.0%) (b)
PageMart Nationwide, Inc. (a)......................       45,500        420,875
                                                                 --------------
TELECOMMUNICATION SERVICES (1.9%)
Airtouch Communications, Inc. (a)..................      171,300      4,839,225
Pyramid Communication, Inc.
 Class B (a).......................................        9,942        994,187
Rogers Cantel Mobile
 Communications, Inc., Class B (a).................       75,000      1,987,500
Rogers Communications, Inc.
 Class B (a).......................................    2,131,900     24,021,959
                                                                 --------------
                                                                     31,842,871
                                                                 --------------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc. (a).................       12,400         62,000
                                                                 --------------
Total Common Stocks
 (Cost $107,080,243)...............................                 111,389,857
                                                                 --------------
PREFERRED STOCKS (3.3%)
AUTO PARTS (0.2%)
Harvard Industries, Inc.
 14.25% (g)........................................      112,083      2,977,205
                                                                 --------------
BANKS (0.0%) (b)
River Bank America, N.Y.
 15.00%, Series A..................................       30,000        750,000
                                                                 --------------
BUILDINGS (0.2%)
UDC Homes, Inc.
 $1.68, Series C (a)(e)(h).........................      108,500         27,125
U.S. Home Corp.
 5.00% (a).........................................      100,000      2,875,000
                                                                 --------------
                                                                      2,902,125
                                                                 --------------
CABLE (0.7%)
Cablevision Systems Corp.
 8.50%, Series I...................................        8,000        216,000
 11.75%, Series G (g)..............................      115,600     12,022,400
                                                                 --------------
                                                                     12,238,400
                                                                 --------------

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                     Shares        Value
                 ------------------------------------------------------------

PREFERRED STOCKS (CONTINUED)
DOMESTIC OIL & GAS (0.0%) (b)
TransAmerican Energy Corp.
 $19.00, Series A................................          150 $       15,000
                                                               --------------
DOMESTIC OILS (0.7%)
Parker and Parsley Capital LLC
 6.25% (c).......................................      191,700      9,009,900
                                                               --------------
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Seven Up Holdings Co.
 16.00% (a)......................................        4,491        129,542
                                                               --------------
INSURANCE (0.3%)
Conseco, Inc.
 6.50%, Series D.................................      100,000      5,300,000
                                                               --------------
RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
 $0.056, Series A (g)............................       36,441          9,110
                                                               --------------
STEEL, ALUMINUM & OTHER METALS (0.2%)
BCP/Essex Holdings, Inc.
 15.00%, Series B (c)(g).........................      128,129      3,315,340
                                                               --------------
TELECOMMUNICATION SERVICES (1.0%)
K-III Communications Corp.
 11.625%, Series B (g)...........................       74,139      7,376,815
Pyramid Communication, Inc.
 Series C (a)....................................      344,888      9,484,426
                                                               --------------
                                                                   16,861,241
                                                               --------------
TRANSPORTATION (0.0%) (b)
Arkansas Best Corp.
 $2.875, Series A................................          100          3,100
                                                               --------------
Total Preferred Stocks
 (Cost $50,271,879)..............................                  53,510,963
                                                               --------------
WARRANTS (0.7%)
APPLIANCES & FURNITURE (0.0%) (b)
Central Rents, Inc.
 expire 2004 (a).................................       10,500        525,000
                                                               --------------
BUILDING MATERIALS (0.0%) (b)
Miles Homes, Inc.
 expire 4/1/97 (a)...............................       12,000          5,250
Waxman Industries, Inc.
 expire 6/1/04 (a)...............................      413,000         51,625
                                                               --------------
                                                                       56,875
                                                               --------------

                                                       Shares        Value
                 --------------------------------------------------------------

CASINOS (0.1%)
Belle Casino, Inc. (a).............................        5,500 $           55
Boomtown, Inc. (a).................................        7,350          7,350
Casino America, Inc.
 expire 11/15/96 (a)...............................       20,393            204
Casino Magic Corp.
 expire 10/14/96 (a)...............................       12,000             12
HDA Management Corp.
 expire 1998 (a)...................................        6,450        290,250
Horseshoe Gaming LLC
 expire 4/10/96 (a)................................   11,325,000        566,250
Louisiana Casino, Inc.
 expire 1998 (a)...................................       12,000         84,000
Presidential Riverboat Casinos, Inc.
 expire 9/23/96 (a)................................       33,000            330
                                                                 --------------
                                                                        948,451
                                                                 --------------
CONGLOMERATES (0.0%) (b)
IFA Capital, Inc. (a)..............................        8,000        800,000
                                                                 --------------
DOMESTIC OIL & GAS (0.2%)
Petro PSC Properties L.P.
 expire 6/1/97 (a).................................       14,010        476,340
TransAmerican Refining Corp.
 expire 2/15/02 (a)................................    1,244,665      2,800,496
UGI Corp.
 expire 3/31/98 (a)................................       34,580          5,187
                                                                 --------------
                                                                      3,282,023
                                                                 --------------
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
American Restaurant Group, Inc.
 expire 7/31/00 (a)(c).............................       39,363             39
Browne Bottling Co.
 expire 8/15/03 (a)................................        6,079        151,975
                                                                 --------------
                                                                        152,014
                                                                 --------------
HOUSEHOLD PRODUCTS (0.0%) (b)
Chattem, Inc.
 expire 8/17/99 (a)................................        9,500          9,500
                                                                 --------------
MEDIA (0.4%)
Commodore Media, Inc.
 expire 2000 (a)(c)................................        4,000        420,000
General Media, Inc.
 expire 12/31/96 (a)...............................       29,135        291,350
Spanish Broadcasting System, Inc.
 expire 6/30/99 (a)................................       30,250      5,142,500
United International Holdings, Inc. (a)............       19,834        575,186
                                                                 --------------
                                                                      6,429,036
                                                                 --------------

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

                                                   Shares         Value
                 ---------------------------------------------------------------

WARRANTS (CONTINUED)
RECREATION & ENTERTAINMENT (0.0%) (b)
Sam Houston Race Park
 expire 7/15/99 (a)............................       12,000  $           12
                                                              --------------
TELECOMMUNICATION SERVICES (0.0%) (b)
Dial Call Communications, Inc.
 expire 1997 (a)...............................        3,500               3
Dial Page, Inc.
 expire 12/15/98 (a)...........................        3,087              31
                                                              --------------
                                                                          34
                                                              --------------
Total Warrants
 (Cost $6,496,269).............................                   12,202,945
                                                              --------------
                                                  Notional
                                                   Amount
                 ------------
PURCHASED PUT OPTION (0.0%) (b)
FOOD, BEVERAGES & TOBACCO (0.0%)(b)
Underlying security, RJR Nabisco, Inc.
 8.75%, due 8/15/05
 expire 8/26/96 (f)............................ $ 29,500,000         619,500
                                                              --------------
Total Purchased Put Option
 (Cost $590,000)...............................                      619,500
                                                              --------------
                                                 Principal
                                                   Amount
                 ------------
SHORT-TERM
 INVESTMENTS (20.2%)
U.S. GOVERNMENT (20.2%)
United States Treasury Notes
 8.875%, due 2/15/96........................... $100,000,000     100,422,000
 9.25%, due 1/15/96............................  230,650,000     230,975,217
                                                              --------------
                                                                 331,397,217
                                                              --------------
Total Short-Term Investments
 (Cost $332,251,636)...........................                  331,397,217
                                                              --------------
Total Investments
 (Cost $1,585,314,306) (k).....................         97.9%  1,609,471,612 (l)
Cash and Other Assets, Less Liabilities                  2.1      34,616,051
                                                ------------  --------------
Net Assets.....................................        100.0% $1,644,087,663
                                                ============  ==============
                                                   Shares
                 ------------
SHORT POSITION (-0.2%)
COMMON STOCK (-0.2%)
INSURANCE (-0.2%)
Conseco, Inc...................................      (45,000) $   (2,818,125)
                                                              --------------
Total Short Position
 (Proceeds $2,442,882).........................               $   (2,818,125)
                                                              ==============

-------
(a)  Non-Income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at December 31, 1995.
(e)  Fair valued securities. Aggregate at 0.09% of net assets.
(f) Purchased put option is based on spread between the risk/duration of RJR Nabisco, Inc., 8.75%, due 8/15/05, multiplied by the yield on the RJR Nabisco bond less the yield on the U.S. Treasury Note 6.50%, due 8/15/05, less 3%, multiplied by the notional principal.
(g) PIK ("Payment in Kind") interest payment is made with additional securities.
(h)  Issuer in Bankruptcy.
(i)  Issue in default.
(j)  Multiple tranche facilities.
(k)  The cost for Federal income tax purposes is $1,587,770,395.
(l) At December 31, 1995, net unrealized appreciation was $21,701,217 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $67,058,334 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $45,357,117.
(m1) 32,800 Units--each unit reflects $1,000 principal amount of First Mortage Notes, plus 5 warrants to acquire common stock at a future date.
(m2) 192 Units--each unit reflects ten $1,000 principal amount of Senior
     Secured Note Trust Certificates, plus 1,626 Ordinary Share Trust Certificates.
(m3) 10,174 Units--each unit reflects $1,000 principal amount of 12.00% Senior Subordinated Notes, plus warrants to acquire 4.8 shares of common stock at $5.00 per share at a future date.
(m4) 1,618 Units--each unit reflects ten $1,000 principal amount of Senior Discounted Notes, plus 33 warrants to acquire common stock at a future date.
(m5) 2,000 Units--each unit reflects two $3,000 principal amount of Senior Discounted Notes, plus 1 Convertible Senior Subordinate Discounted Note.
(m6) 15,200 Units--each unit reflects $1,000 principal amount of Senior Subordinate Discounted Notes, plus 1 warrant to acquire 58 shares of common stock at a future date.
(m7) 2,590 Units--each unit reflects $1,000 Senior Deferred Coupon Bonds, plus
     1 warrant to acquire 12,860 shares of common stock at a future date.
(n)  ADR--American Depository Receipt.
(o) Depository Shares--each share represents one-tenth of Psychiatric Group preferred stock.
(p) CIK ("Cash in Kind") interest payment is made with cash or additional securities.
(q) The company defaulted on the payment of principal to its creditors on maturity date.
Forward foreign currency contracts open at December 31, 1995:

                                                                        Gross Unrealized
    Contracts                  In                  Delivery              Appreciation/
    to Deliver            Exchange For               Date                 Depreciation
    ----------            ------------             --------             ----------------
C$30,162,365              $36,542,135              1/22/96                 $(413,755)
(Pounds)14,000,000         21,700,000              4/16/96                   224,697
                                                                           ---------
Net Depreciation....................................                       $(189,058)
                                                                           =========

-------
(C$)    Security denominated in Canadian Dollars.
(Pounds)Security denominated in Canadian Dollars.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $1,585,314,306).............................  $1,609,471,612
Cash..........................................................          94,235
Receivables:
 Dividends and interest.......................................      41,855,649
 Investment securities sold...................................      14,322,655
 Fund shares sold.............................................       3,119,620
Unrealized appreciation on forward foreign currency contracts.         224,697
Other assets..................................................           1,288
                                                                --------------
  Total assets................................................   1,669,089,756
                                                                --------------
LIABILITIES:
Securities sold short (proceeds 2,442,882)....................       2,818,125
Payables:
 NYLIFE Distributors..........................................       1,191,870
 Investment securities purchased..............................       1,009,259
 Fund shares redeemed.........................................         773,654
 Adviser......................................................         391,741
 Transfer agent...............................................         198,644
 Custodian....................................................          28,735
 Trustees.....................................................          10,365
Unrealized depreciation on forward foreign currency contracts.         413,755
Accrued expenses..............................................         623,209
Dividend payable..............................................      17,542,736
                                                                --------------
  Total liabilities...........................................      25,002,093
                                                                --------------
Net assets....................................................  $1,644,087,663
                                                                ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A......................................................  $       54,081
 Class B......................................................       2,022,753
Additional paid-in capital....................................   1,624,637,979
Accumulated distributions in excess of net investment income..      (3,007,934)
Accumulated distributions in excess of net realized gain on
 investments..................................................      (3,212,221)
Net unrealized appreciation on investments....................      23,782,063
Net unrealized depreciation on translation of assets and
 liabilities in foreign currencies............................        (189,058)
                                                                --------------
Net assets....................................................  $1,644,087,663
                                                                ==============
CLASS A
Net assets applicable to outstanding shares...................  $   42,850,089
                                                                ==============
Shares of beneficial interest outstanding.....................       5,408,140
                                                                ==============
Net asset value per share outstanding.........................  $         7.92
Maximum sales charge (4.50% of offering price)................            0.37
                                                                --------------
Maximum offering price per share outstanding..................  $         8.29
                                                                ==============
CLASS B
Net assets applicable to outstanding shares...................  $1,601,237,574
                                                                ==============
Shares of beneficial interest outstanding.....................     202,275,307
                                                                ==============
Net asset value per share outstanding.........................  $         7.92
                                                                ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Dividends (a)...................................................  $  5,834,391
 Interest........................................................   148,226,380
                                                                   ------------
  Total income...................................................   154,060,771
                                                                   ------------
Expenses: (Note 2)
 Distribution--Class B (Note 3)..................................     8,099,567
 Administration (Note 3).........................................     3,930,939
 Advisory (Note 3)...............................................     3,930,939
 Service (Note 3)................................................     3,459,945
 Transfer agent..................................................     1,225,278
 Legal...........................................................       408,469
 Shareholder communication.......................................       326,464
 Custodian.......................................................       181,949
 Registration....................................................       169,889
 Recordkeeping (Note 3)..........................................       164,329
 Trustees........................................................        56,131
 Auditing........................................................        38,525
 Dividends on securities sold short..............................           900
 Miscellaneous...................................................        40,940
                                                                   ------------
  Total expenses.................................................    22,034,264
                                                                   ------------
Net investment income............................................   132,026,507
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
 Security transactions...........................................    41,451,967
 Securities sold short...........................................      (220,429)
 Option transactions.............................................      (923,221)
 Foreign currency transactions...................................        13,599
                                                                   ------------
Net realized gain on investments and foreign currency
 transactions....................................................    40,321,916
                                                                   ------------
Net change in unrealized appreciation (depreciation) on
 investments:
 Security transactions...........................................    68,351,513
 Securities sold short...........................................      (375,243)
 Option transactions.............................................       364,260
 Translation of assets and liabilities in foreign currencies.....      (189,058)
                                                                   ------------
Net unrealized gain on investments and foreign currency..........    68,151,472
                                                                   ------------
Net realized and unrealized gain on investments and foreign
 currency transactions...........................................   108,473,388
                                                                   ------------
Net increase in net assets resulting from operations.............  $240,499,895
                                                                   ============

-------
(a) Dividends recorded net of foreign withholding taxes of $39,183.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  September 1
                                   Year ended       through        Year ended
                                  December 31     December 31      August 31
                                      1995           1994*            1994
                                 --------------  --------------  --------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income.........  $  132,026,507  $   34,115,213  $   85,320,005
 Net realized gain (loss) on
  investments..................      40,308,317     (17,146,559)     22,384,068
 Net realized gain (loss) on
  foreign currency
  transactions.................          13,599         172,205        (190,470)
 Net change in unrealized
  appreciation (depreciation)
  on securities transactions...      68,715,773     (22,883,223)    (39,066,464)
 Net change in unrealized
  depreciation on securities
  sold short...................        (375,243)            --              --
 Net change in unrealized
  depreciation on translation
  of assets and liabilities in
  foreign currencies...........        (189,058)            --              --
                                 --------------  --------------  --------------
 Net increase (decrease) in net
  assets resulting from
  operations...................     240,499,895      (5,742,364)     68,447,139
                                 --------------  --------------  --------------
Dividends and distributions to
 shareholders:
 From net investment income:
 Class A.......................      (2,874,284)            --              --
 Class B.......................    (141,411,911)    (33,164,828)    (82,828,394)
 From net realized gain on
  investments and foreign
  currency transactions:
 Class A.......................        (551,204)            --              --
 Class B.......................     (20,770,265)            --      (19,048,877)
 In excess of net investment
  income:
 Class A.......................         (59,920)            --              --
 Class B.......................      (2,948,014)            --              --
 In excess of net realized gain
  on investments and foreign
  currency transactions:
 Class A.......................         (83,042)            --              --
 Class B.......................      (3,129,179)            --              --
                                 --------------  --------------  --------------
  Total dividends and
   distributions to
   shareholders................    (171,827,819)    (33,164,828)   (101,877,271)
                                 --------------  --------------  --------------
Capital share transactions:
 Net proceeds from sale of
  shares:
 Class A.......................      49,974,931             --              --
 Class B.......................     493,045,911     119,994,090     429,451,287
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions:
 Class A.......................       2,657,250             --              --
 Class B.......................     116,525,515      22,271,425      71,030,532
                                 --------------  --------------  --------------
                                    662,203,607     142,265,515     500,481,819
 Cost of shares redeemed:
 Class A.......................     (10,194,187)            --              --
 Class B.......................    (205,507,147)    (64,705,958)   (185,328,762)
                                 --------------  --------------  --------------
  Increase in net assets
   derived from capital share
   transactions................     446,502,273      77,559,557     315,153,057
                                 --------------  --------------  --------------
  Net increase in net assets...     515,174,349      38,652,365     281,722,925
NET ASSETS:
Beginning of period............   1,128,913,314   1,090,260,949     808,538,024
                                 --------------  --------------  --------------
End of period..................  $1,644,087,663  $1,128,913,314  $1,090,260,949
                                 ==============  ==============  ==============
Accumulated undistributed net
 investment income/(excess
 distribution).................  $   (3,007,934) $    2,343,759  $    1,393,374
                                 ==============  ==============  ==============

-------
* The Fund changed its fiscal year end from August 31 to December 31.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                           Class A      Class B                            Class B
                           -------     ----------     ------------------------------------------------------
                                                      September 1
                                                        through             Year ended August 31
                               Year ended             December 31   ----------------------------------------
                           December 31, 1995             1994*         1994       1993      1992      1991
                           ----------------------     -----------   ----------  --------  --------  --------
Net asset value at
 beginning of period.....  $  7.44     $     7.44     $     7.70    $     7.93  $   7.41  $   6.66  $   6.54
                           -------     ----------     ----------    ----------  --------  --------  --------
Net investment income....     0.84           0.81           0.23          0.69      0.70      0.79      0.89
Net realized and
 unrealized gain (loss)
 on investments..........     0.61           0.61          (0.27)        (0.08)     0.54      0.75      0.15
Net realized and
 unrealized gain (loss)
 on foreign currency
 transactions............    (0.00)(b)      (0.00)(b)        --            --        --        --        --
                           -------     ----------     ----------    ----------  --------  --------  --------
Total from investment
 operations..............     1.45           1.42          (0.04)         0.61      1.24      1.54      1.04
                           -------     ----------     ----------    ----------  --------  --------  --------
Less dividends and
 distributions:
From net investment
 income..................    (0.84)         (0.81)         (0.22)        (0.67)    (0.72)    (0.79)    (0.92)
In excess of net
 investment income.......    (0.01)         (0.01)           --            --        --        --        --
From net realized gain on
 investments.............    (0.10)         (0.10)           --          (0.17)      --        --        --
In excess of net realized
 gain on investments.....    (0.02)         (0.02)           --            --        --        --        --
                           -------     ----------     ----------    ----------  --------  --------  --------
Total dividends and
 distributions...........    (0.97)         (0.94)         (0.22)        (0.84)    (0.72)    (0.79)    (0.92)
                           -------     ----------     ----------    ----------  --------  --------  --------
Net asset value at end of
 period..................  $  7.92     $     7.92     $     7.44    $     7.70  $   7.93  $   7.41  $   6.66
                           =======     ==========     ==========    ==========  ========  ========  ========
Total investment return
 (a).....................    20.28%         19.71%         (0.48%)        7.95%    18.58%    24.55%    18.25%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income...     10.2%           9.5%           9.1%+         8.7%      9.9%     11.0%     14.4%
 Expenses................      1.0%           1.6%           1.6%+         1.6%      1.7%      1.9%      2.1%
Portfolio turnover rate..      137%           137%            45%          190%      207%      226%      214%
Net assets at end of
 period (in 000's).......  $42,850     $1,601,238     $1,128,913    $1,090,261  $808,538  $447,819  $262,103

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Less than one cent per share.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be im-posed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (ex-cept for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's primary objective is to maximize current income through investment in a diversified portfolio of high yield debt securities which are ordinarily rated in the lower rating categories of recognized rating agencies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the High Yield Corporate Bond Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their princi-pal exchange, including the National Association of Securities Dealers National

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Market System, (c) by appraising over-the-counter securities quoted on the Na-tional Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt secu-rities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange
(f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by ap-praising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted secu-rities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term secu-rities which mature in more than 60 days are valued at current market quota-tions. Short-term securities which mature in 60 days or less are valued at am-ortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to matu-rity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign mar-kets and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value un-less the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CONTRACTS. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such con-tract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The High Yield Corporate Bond Fund enters into forward foreign currency exchange con-tracts in order to protect against adverse changes in the level of foreign cur-rency exchange rates. This practice is known as hedging.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabili-ties. The contract or notional amounts reflect the extent of the Fund's in-volvement in these financial instruments. Risks arise from the possible move-ments in the

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

foreign exchange rates underlying these instruments. The unrealized apprecia-tion/ depreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its ob-ligations.

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedg-ing declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

COMMITMENTS AND CONTINGENCIES. As of December 31, 1995, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                    Unfunded
    Borrower                                                       Commitment
    --------                                                     --------------
GPA Group, Plc .................................................   $  470,813
Somerfields Group, Plc..........................................    1,992,222
                                                                   ----------
                                                                   $2,463,035
                                                                   ==========

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Participation, the Fund typi-cally enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Par-ticipant and any other persons interpositioned between the Fund and the Bor-rower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participa-tion. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Participations if the Sell-ing Participant and each Intermediate Participant is a financial institution.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $622,475 and $9,915,929 have been reclassi-fied from accumulated net realized gain on investments to additional paid-in capital and accumulated net investment loss due to shareholder distributions.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The High Yield Corporate Bond Fund intends to declare and pay dividends monthly. Income dividends and capital gain distribu-tions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collec-tion is not expected. Discounts on securities purchased for the Fund are ac-creted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The High Yield Corporate Bond Fund invests primarily in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of the average daily net assets of 0.30% and 0.30%, respectively.

The Administrator and Adviser have voluntarily agreed to reduce their combined fees to 0.55% on assets exceeding $500 million.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator will each re-duce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most re-strictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives payments from a Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activ-ities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of Distributor a monthly dis-tribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years, its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $782,534 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $1,183,376.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $66,046.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $84,927 for the year ended December 31, 1995.

In connection with the placement of portfolio transactions for the year ended December 31, 1995, NYLIFE Securities was paid commissions of $1,970.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of operations.

NOTE 4 -- FEDERAL INCOME TAX:

The Fund intends to elect, to the extent provided by the regulations, to treat $692,686 of qualifying capital losses that arose during the year as if they arose on January 1, 1996. Additionally, the Fund utilized $3,101,850 of capital loss carryforward during the current year.

--------------------------------------------------------------------------------
                  THE MAINSTAY HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $1,833,758 and $1,512,184, respective-ly.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                           Year Ended      through   Year Ended
                                           December 31   December 31 August 31
                                              1995          1994*       1994
                                         --------------- ----------- ----------
                                         Class A Class B        Class B
                                         ------- ------- ----------------------
Shares sold.............................  6,348  61,789    15,749      53,885
Shares issued in reinvestment of divi-
 dends and distributions................    334  14,700     2,952       8,976
                                          -----  ------    ------      ------
                                          6,682  76,489    18,701      62,861
Shares redeemed.........................  1,274  25,907     8,537      23,277
                                          -----  ------    ------      ------
Net increase............................  5,408  50,582    10,164      39,584
                                          =====  ======    ======      ======

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay High Yield Corporate Bond Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter re-ferred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these fi-nancial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the cus-todian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [horizontal bar    Invests primarily in common stocks        You want your investments to grow
Capital Appreciation Fund   graph indicating   of companies in expanding markets         and are willing to accept a higher
                            risk/reward of     with strong growth potential              level of risk for higher return potential
                            fund]
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating   Invests in a portfolio that tracks        You seek a conservative way to partici-
Equity Index Fund           risk/reward of     the makeup and returns of the             pate in the growth potential of stocks+
                            fund]              S&P 500*
------------------------------------------------------------------------------------------------------------------------------------
                            [horizontal bar
                            graph indicating   Offers broad diversification into         You prefer the higher return potential
International Equity Fund   risk/reward of     international stock markets with          of international equities or want to add
                            fund]              an emphasis on risk control               diversification to your domestic
                                                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar   Balances current income with growth       You seek a combination of income and
Total Return Fund            graph indicating  opportunities by investing in stocks,     growth potential and want to manage
                             risk/reward of    bonds, and money market instruments       risk through diversification
                             fund]
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating  Seeks undervalued stocks with             You seek to maximize total return from
Value Fund                   risk/reward of    attractive dividends and a stimulus       securities which may have more poten-
                             fund]             for positive change                       tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating  Invests in convertible securities for     You want income from securities that
Convertible Fund             risk/reward of    a special blend of long-term growth       may offer growth potential if converted
                             fund]             potential and dividend income             into common stock
------------------------------------------------------------------------------------------------------------------------------------


  * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

  + The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

 ++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

 || Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

  # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar   Seeks a high level of current income      You are seeking to combine high current
Government Fund              graph indicating  consistent with safety of principal       income and safety of principal
                             risk/reward of    primarily from U.S. government
                             funds]            securities(S)
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
High Yield                   graph indicating  An aggressive high yield bond             You want to maximize current income
Corporate Bond Fund          risk/reward of    fund that is actively managed for         and can accept the higher risk of
                             funds]            maximum current income                    securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating  Seeks high current yields and             You prefer the higher return potential of
International Bond Fund      risk/reward of    competitive total return from non-        international bonds or want to add
                             funds]            U.S. bonds with an emphasis on            diversification to your domestic
                                               risk control                              investments++
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating  Seeks to provide current income,          You are averse to risk or want to earn
Money Market Fund            risk/reward of    stability of principal, and liquidity,    competitive yields on cash you're plan-
                             funds]            with free checkwriting||                  ning to spend or invest in the near future
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [horizontal bar   Seeks high current income that's          You're in a high federal income tax
Tax Free Bond Fund           graph indicating  exempt from regular federal               bracket or want to pay less of your
                             risk/reward of    income tax#                               investment income to the IRS
                             funds]
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating  Seeks high current income exempt          You're a California resident and want to
California Tax Free Fund     risk/reward of    from both federal and California          keep more of what you earn by investing
                             funds]            income taxes consistent with              for income that's double tax free#
                                               preservation of capital#
------------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar
                             graph indicating  Seeks high current income exempt          You're a New York State or City resident
New York Tax Free Fund       risk/reward of    from federal, New York State, and         and want to keep more of what you earn
                             funds]            New York City income taxes consis-        with income that's double or triple tax
                                               tent with preservation of capital#        free#
------------------------------------------------------------------------------------------------------------------------------------


If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                              MainStay High Yield
                              Corporate Bond Fund
--------------------------------------------------------------------------------

                                     1995
                                    annual
                                    report

                              The year in review
                                 fund results
                            & portfolio highlights

                   [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
                               December 31, 1995
--------------------------------------------------------------------------------

                              Officers & Trustees


                         Alice T. Kane       Chairperson and Trustee
                         Walter W. Ubl       President and Trustee
              Nancy Maginnes Kissinger       Trustee
                      Terry L. Lierman       Trustee
                   Donald E. Nickelson       Trustee
                Ralph A. Pfeiffer, Jr.       Trustee
                        Donald K. Ross       Trustee
                   Richard S. Trutanic       Trustee
                    Jefferson C. Boyce       Senior Vice President
                      Anthony W. Polis       Chief Financial Officer
                       Richard A. Topp       Vice President
                    Richard W. Zuccaro       Vice President
                   A. Thomas Smith III       Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel

[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay High Yield Corporate Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


[LOGO OF RECYCLED PAPER APPEARS HERE]                               MSAN09 (296)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                    Chairperson's Letter      2

             MainStay International Bond Fund Highlights
                        and Portfolio Manager's Comments      4

                               Returns & Lipper Rankings      6

                                Year-by-Year Performance      7

     $10,000 Invested in the MainStay International Bond
       Fund Class A Shares vs. Salomon Brothers Non-U.S.
                      Dollar World Government Bond Index      7

     $10,000 Invested in the MainStay International Bond
       Fund Class B Shares vs. Salomon Brothers Non-U.S.
                      Dollar World Government Bond Index      7

                                Top 25 Security Holdings      8

                                    10 Largest Purchases      9

                                        10 Largest Sales      9

                                       Quality Breakdown      10

                                    Financial Statements      11

                           Notes to Financial Statements      17

                       Report of Independent Accountants      24

                                      The MainStay Funds      26

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------


[PHOTO OF ALICE T. KANE APPEARS HERE]

Alice T. Kane, Chairperson


Report to Shareholders for the Year Ended December 31, 1995

With a faltering global economy in 1995, interest rates headed lower in Europe and nearly sank to zero in Japan. The dollar, which had been in a downward spiral for some time, finally bottomed out and showed unmistakable signs of recovery. This environment was positive for many global bond investors, particularly those allocated in the right countries and currencies.

In this context, we are pleased to report to you on the activities and investment results of the MainStay(R) International Bond Fund for the twelve months ended December 31, 1995. The Fund completed its first full calendar year with total returns of 18.68% and 17.96% for Class A and Class B shares, respectively, excluding all sales charges. This placed the Fund's Class A shares slightly ahead of the average Lipper* general world income fund, which returned 18.05%.

Recognizing where to invest and when to hedge currencies played an important role in the Fund's strong performance. Participation in some of the world's strongest bond markets helped boost performance, and currency hedging in the second quarter helped the Fund lock in gains and avoid profit erosion.

The Fund's management strategies, country diversification, and quality breakdown are discussed on the following pages. At MainStay, we continue to believe that international bond investing may represent an appropriate strategy for investors seeking competitive overall returns with an acceptable level of risk+ and broad geographic diversification.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.


/s/Alice T. Kane
Alice T. Kane
January 1996

* See footnote on page 6 for more information on Lipper Analytical Services, Inc.

+ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

MainStay International Bond Fund

1995 Fund Highlights

 .  Annual total returns of 18.68% and 17.96% for Class A and Class B shares, respectively, excluding all sales charges
 .  Class A shares outpaced the average Lipper general world income fund
 .  Overweighted in the top five bond markets of 1995

[PHOTO OF MICHAEL PERELSTEIN APPEARS HERE]  Portfolio Manager--
                                            Michael Perelstein

For the year ended December 31, 1995, the MainStay International Bond Fund returned 18.68% and 17.96% for Class A and Class B shares, respectively, excluding all sales charges. The Fund's results compared favorably with the average Lipper general world income fund, which returned 18.05% for the year.

During the same period, the Salomon Brothers Non-U.S. Dollar World Government Bond Index* returned 19.23%. While the Fund lagged this unmanaged index for the year, in the fourth quarter, both share classes outpaced this index by more than two-to-one.

The International Bond Fund's strong and consistent performance in 1995 was attributable to solid country allocation and currency management decisions. Starting the year with only modest currency hedging, the Fund captured gains associated with the sharp appreciation of foreign currencies against the U.S. dollar in the first four months of the year. Indeed, in March and April of 1995, many foreign currencies appreciated to all-time highs against the U.S. dollar. Beginning in the second quarter, we substantially raised our currency-hedging posture to lock in these extraordinary currency gains and help protect the portfolio from declining foreign currencies. These decisions paid off handsomely in the second half of 1995, when many currencies began to weaken. The Japanese yen was particularly weak in the second half of the year, as Japanese


Country Allocation
--------------------------------------------------------------------------------
The amount of assets a Fund devotes to the various countries in which its managers invest.

Currency Management/Hedging
--------------------------------------------------------------------------------
The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.

---------------
* See footnote on page 7 for more information on The Salomon Brothers Non-U.S. Dollar World Government Bond Index.

--------------------------------------------------------------------------------
Highlights & Portfolio Manager's Comments
--------------------------------------------------------------------------------

interest rates dropped to nearly zero percent at the short end and 2.5% at the long end of the maturity spectrum.

Country allocation also contributed substantially to our performance. During the year we emphasized high-yielding bond markets in Europe and in the dollar block (i.e. Canada and Australia), and avoided low-yielding Japanese bonds and politically- and inflation-sensitive U.K. bonds. Although our low exposure in Japan was costly in the second quarter when the yen rallied, overall, these strategies worked well. They were particularly effective in the second half of the year, as Japanese capital flowed offshore in pursuit of higher yield. Our portfolios were overweighted in the top five bond markets of 1995: Sweden, Canada, Australia, Spain, and Denmark. Each returned at least 19% in local terms, and the three highest yielding in Europe returned 30% or more in U.S. dollar terms -- led by Sweden, with an extraordinary 35% return. By year-end, Japan proved to be the worst-performing market and the U.K. was a conspicuous laggard, so our underweighting these countries also added to our strong performance.

As we begin 1996, we remain upbeat about the return prospects in international bond markets on a hedged basis. European bond markets entered the bull market with a three- to six-month lag behind the U.S., and are thus not as extended as the U.S. bond market. With surprisingly weak economic indicators forcing European central banks to aggressively cut interest rates, the economic environment in Europe is ideal for bond investors. Our portfolio is thus heavily weighted in European bonds, with a particular emphasis on the higher-yielding markets, including some star performers of 1995, as well as Italy and Ireland. We also continue to favor the Canadian and Australian bond markets, which offer a substantial yield-pickup on U.S. bonds without any incremental inflation risk. Finally, despite being the world's second largest bond market, Japan's low yields are not attractive at this time.

The major threat we foresee for international bond investors in 1996 is currency risk. Anticipating further declines in overvalued foreign currencies against the U.S. dollar, we are seeking to help protect the portfolio with active currency hedging, particularly in Europe.


Yield
--------------------------------------------------------------------------------
The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percent of the fund's current price per share.

Weighting
--------------------------------------------------------------------------------
The proportion of a portfolio allocated to a specific market sector or country, i.e. a fund is said to be overweighted in a country when that portion of the portfolio is larger than the country's total bonds relative to the international bond markets as a whole.

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *
--------------------------------------------------------------------------------------------------------
                                                                                        Life of Fund
                                         1 year                     5 years           through 12/31/95
Class A                                  18.68%                       n/a                  14.26%
Class B                                  17.96%                       n/a                  13.72%
--------------------------------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------------------------------
                                                                                        Life of Fund
                                         1 year                     5 years           through 12/31/95
Class A                                  13.34%                       n/a                  10.28%
Class B                                  12.96%                       n/a                  10.75%
--------------------------------------------------------------------------------------------------------
Fund Lipper+ rankings and year-end Lipper category returns
--------------------------------------------------------------------------------------------------------
                                                                                      Life of Fund/Class
                                         1 year                     5 years            through 12/31/95
Class A                            55 out of 135 funds                n/a             55 out of 135 funds
Class B                            67 out of 135 funds                n/a             65 out of 120 funds
Average Lipper general world
income fund                              18.05%                      8.09%                 13.25%
--------------------------------------------------------------------------------------------------------
Fund year-end per-share net asset values and distributions for 1995
--------------------------------------------------------------------------------------------------------
                                      NAV 12/31/95                  Income             Capital Gains
Class A                                  $10.43                    $1.1465                $0.1290
Class B                                  $10.45                    $1.0634                $0.1290
--------------------------------------------------------------------------------------------------------

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested. Performance figures reflect the assumption of certain Fund expenses by the Fund's Administrator and Adviser. Had these expenses not been assumed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.

   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (9/12/94) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95 the Lipper general world income fund category included 135 funds. The Fund's Class A shares were first offered to the public 1/3/95; Class B shares 9/12/94.

--------------------------------------------------------------------------------
Year-by-Year Performance*
--------------------------------------------------------------------------------
[BAR GRAPH APPEARS HERE]

            Year ended 12/31      Total Return %
                94                     0.20%
                95 Class A            18.68%
                95 Class B            17.96%

--------------------------------------------------------------------------------
$10,000 invested in the MainStay International Bond Fund vs. Salomon Brothers Non-U.S. Dollar World Government Bond Index
--------------------------------------------------------------------------------

Class A Shares

[LINE GRAPH APPEARS HERE]

                  Solomon
                  Brothers        International
                  Index++           Bond Fund
                 ----------       -------------
9/12/94           $10,000            $ 9,550
   9/94           $10,198            $ 9,597
  12/94           $10,256            $ 9,569
   3/95           $11,737            $10,324
   6/95           $12,311            $10,625
   9/95           $12,012            $10,820
  12/95           $12,261            $11,356


Class B Shares

[LINE GRAPH APPEARS HERE]

                  Solomon
                  Brothers        International
                  Index++           Bond Fund
                 ----------       -------------
9/12/94           $10,000            $10,000
   9/94           $10,198            $10,050
  12/94           $10,256            $10,020
   3/95           $11,737            $10,809
   6/95           $12,311            $11,091
   9/95           $12,012            $11,273
  12/95           $12,261            $11,419

     ---------------
     The Class A graph assumes an initial investment of $10,000 made on 9/12/94 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 9/12/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 4.0%, as it would apply for the period shown. (The $10,000 invested in the Salomon Brothers Non-U.S. Dollar World Government Bond Index begins on 8/31/94.) Results include reinvestment of all distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

 ++ The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.

--------------------------------------------------------------------------------
Top 25 Security Holdings as of 12/31/95
--------------------------------------------------------------------------------

Holding                                                                                       $ amount
Kingdom of Denmark  long-term government bond, due 11/15/98                                   $998,529
Bundesschatzanweisungen  a German long-term government bond, due 2/20/97                       846,149
Province of Ontario  long-term government bond, due 12/8/03                                    755,608
Buoni Poliennali del Tesoro  an Italian long-term government bond, due 3/1/01                  678,640
International Bank of Reconstruction & Development  a global long-term bond, due 4/12/05       668,110
France Obligations Assimilables du Tresor  long-term government bond, due 11/25/02             663,983
Australian Government  long-term government bond, due 2/15/06                                  613,079
Treuhandanstalt  a German long-term government bond, due 12/2/02                               611,817
New South Wales Treasury Corp.  an Australian long-term government bond, due 2/1/98            595,862
Republic of Austria  long-term government bond, due 1/24/05                                    586,304
Treuhand-Obligationen  a German long-term government bond, due 9/24/98                         572,101
France Obligations Assimilables du Tresor  long-term government bond, due 2/27/04              513,050
Certificati di Credito del Tesoro  an Italian long-term government bond, due 10/1/01           504,000
Banque Nationale de Paris  a French long-term government bond, due 11/4/99                     494,957
Province of British Columbia  a Canadian long-term government bond, due 8/23/05                493,932
France Obligations Assimilables du Tresor  long-term government bond, due 3/28/00              492,644
Treuhand-Obligationen  a German long-term government bond, due 11/25/99                        454,790
Swedish Government  long-term government bond, due 4/20/09                                     420,685
Swedish Government  long-term government bond, due 1/23/97                                     402,012
Buoni Poliennali del Tesoro  an Italian long-term government bond, due 4/1/99                  380,035
Canadian Government  long-term government bond, due 9/1/00                                     372,626
Kingdom of Denmark  long-term government bond, due 12/15/04                                    368,437
France Obligations Assimilables du Tresor  long-term government bond, due 4/25/05              368,374
Spanish Government  long-term government bond, due 1/15/02                                     368,234
Spanish Government long-term government bond, due 3/25/00                                      360,453

Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. All securities listed indicate total purchases/sales for the issuer for the year. Excludes short-term securities. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
10 Largest Purchases in 1995
--------------------------------------------------------------------------------

Holding                                                                                  amount of purchase
New South Wales Treasury Corp.  Australian long-term government bond, due 2/1/98            $1,267,567
Bundesschatzanweisungen  German long-term government bond, due 2/20/97                         866,137
International Bank of Reconstruction & Development  a global long-term bond, due 4/12/05       798,721
Province of Ontario  long-term government bond, due 1/10/01                                    795,472
Province of Ontario  long-term government bond, due 12/8/03                                    754,489
Certificati di Credito del Tesoro  Italian long-term government bond, due 1/20/98              691,411
France Obligations Assimilables du Tresor  long-term government bond, due 11/25/02             675,604
Certificati di Credito del Tesoro  Italian long-term government bond, due 10/1/01              656,830
Buoni Poliennali del Tesoro  Italian long-term government bond, due 3/1/01                     622,566
Kingdom of Denmark  long-term government bond, due 11/15/98                                    604,639

--------------------------------------------------------------------------------
10 Largest Sales in 1995
--------------------------------------------------------------------------------

Holding                                                                                   amount of sale
Australian Government  long-term government bond, due 9/15/04                               $  936,347
Treuhand-Obligationen  German long-term government bond, due 6/25/98                           807,452
Province of Ontario  Canadian long-term government bond, due 1/10/01                           803,205
Certificati di Credito del Tesoro  Italian long-term government bond, due 1/20/98              731,878
Buoni Poliennali del Tesoro  Italian long-term government bond, due 9/1/97                     718,274
Treuhandanstalt  German long-term government bond, due 9/9/04                                  715,800
Bundesschatzanweisungen  German long-term government bond, due 7/22/02                         690,354
Australian Government  long-term government bond, due 3/15/97                                  637,791
New South Wales Treasury Corp.  Australian long-term government bond, due 2/1/98               631,622
Republic of Deutschland  German long-term government bond, due 1/22/01                         594,120

Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. All securities listed indicate total purchases/sales for the issuer for the year. Excludes short-term securities. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
Quality Breakdown* as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA                 35.0%
AA                  36.1%
A                   10.3%
Cash & Equivalents  18.6%

                 Note: actual percentages will vary over time
             *Bond quality ratings provided by Standard & Poor's.
                        See the prospectus for details.

                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995

                                                        Principal
                                                         Amount         Value
                                                     ---------------------------
LONG-TERM GOVERNMENT BONDS (81.4%)+

AUSTRALIA (6.4%)
Australian Government
 Series 808
 8.75%, due 8/15/08................................. A$      170,000 $   130,548
 Series 206
 10.00%, due 2/15/06................................         735,000     613,079
 Series 1101
 12.00%, due 11/15/01...............................         260,000     230,288
New South Wales Treasury Corp.
 Series Euro
 7.50%, due 2/1/98..................................         800,000     595,862
                                                                     -----------
                                                                       1,569,777
                                                                     -----------
AUSTRIA (4.3%)
Republic of Austria
 Series 3
 5.75%, due 3/22/99................................. AS    2,100,000     215,624
 Series 93-1
 7.00%, due 1/20/03.................................       2,500,000     260,792
 Series 95-1
 7.50%, due 1/24/05.................................       5,500,000     586,304
                                                                     -----------
                                                                       1,062,720
                                                                     -----------
BELGIUM (3.0%)
Kingdom of Belgium
 Series 15
 6.75%, due 5/25/97................................. BF    5,000,000     176,458
 Series 12
 8.00%, due 12/24/12................................       5,000,000     178,106
 Series 10
 8.75%, due 6/25/02.................................       5,000,000     193,788
 Series 3
 10.00%, due 8/2/00.................................       5,000,000     200,856
                                                                     -----------
                                                                         749,208
                                                                     -----------
CANADA (8.6%)
Canadian Government
 Series A76
 9.00%, due 6/1/25.................................. C$      150,000     128,135
 9.75%, due 6/1/01..................................         395,000     329,863
 Series A33
 11.50%, due 9/1/00.................................         425,000     372,626
Province of British Columbia
 8.00%, due 8/23/05.................................         640,000     493,932

-------
+ Percentages indicated are based on Fund net assets.

                                                       Principal
                                                        Amount         Value
                                                    ---------------------------

CANADA (CONTINUED)
Province of Ontario
 7.75%, due 12/8/03................................ C$    1,000,000 $   755,608
 Series GH
 10.875%, due 1/10/01..............................          55,000      47,185
                                                                    -----------
                                                                      2,127,349
                                                                    -----------
DENMARK (6.8%)
Kingdom of Denmark
 7.00%, due 12/15/04............................... DK    2,050,000     368,437
 7.00%, due 11/10/24...............................       1,000,000     160,959
 8.00%, due 11/15/01...............................         800,000     154,535
 9.00%, due 11/15/98...............................       5,080,000     998,529
                                                                    -----------
                                                                      1,682,460
                                                                    -----------
FRANCE (12.0%)
France Bons du Tresor Negociables
 5.75%, due 11/12/98............................... FF    1,220,000     252,488
 8.50%, due 11/12/97...............................       1,500,000     324,821
France Obligations Assimilables du Tresor
 6.00%, due 10/25/25...............................         440,000      74,677
 7.50%, due 4/25/05................................       1,700,000     368,374
 8.25%, due 2/27/04................................       2,262,000     513,050
 8.50%, due 3/28/00................................       2,190,000     492,644
 8.50%, due 11/25/02...............................       2,900,000     663,983
 8.50%, due 12/26/12...............................       1,190,000     278,059
                                                                    -----------
                                                                      2,968,096
                                                                    -----------
GERMANY (14.0%)
Bundesschatzanweisungen
 6.50%, due 2/20/97................................ DM    1,175,000     846,149
International Bank of Reconstruction & Development
 7.125%, due 4/12/05...............................         900,000     668,110
Republic of Deutschland
 6.25%, due 1/4/24.................................         475,000     309,138
Treuhand-Obligationen
 5.625%, due 9/24/98...............................         790,000     572,101
 7.00%, due 11/25/99...............................         600,000     454,790
Treuhandanstalt
 7.375%, due 12/2/02...............................         800,000     611,817
                                                                    -----------
                                                                      3,462,105
                                                                    -----------
IRELAND (3.2%)
Irish Government
 6.25%, due 4/1/99................................. IP       95,000     150,969
 8.25%, due 8/18/15................................          58,000      98,770
 8.75%, due 7/27/97................................          95,000     158,582
 8.75%, due 9/30/12................................          95,000     168,936
 9.25%, due 7/11/03................................         125,000     223,285
                                                                    -----------
                                                                        800,542
                                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      THE MAINSTAY INTERNATIONAL BOND FUND

                                                        Principal
                                                          Amount        Value
                                                      --------------------------
LONG-TERM GOVERNMENT BONDS (CONTINUED)

ITALY (10.3%)
Buoni Poliennali del Tesoro
 8.50%, due 8/1/97..................................  IL 170,000,000 $   104,744
 8.50%, due 4/1/99..................................     630,000,000     380,035
 8.50%, due 1/1/04..................................     485,000,000     272,793
 9.00%, due 10/1/98.................................     250,000,000     153,893
 9.00%, due 11/1/23.................................     165,000,000      86,351
 11.00%, due 6/1/03.................................     545,000,000     352,451
 12.50%, due 3/1/01.................................   1,000,000,000     678,640
Certificati di Credito del Tesoro
 11.20%, due 10/1/01................................     800,000,000     504,000
                                                                     -----------
                                                                       2,532,907
                                                                     -----------
NETHERLANDS (0.9%)
Netherlands Government
 6.25%, due 2/15/97.................................  NG      55,000      35,272
 7.75%, due 1/15/00.................................          85,000      58,461
 7.75%, due 3/1/05..................................          80,000      55,896
 8.25%, due 9/15/07.................................         105,000      75,983
                                                                     -----------
                                                                         225,612
                                                                     -----------
SPAIN (5.4%)
Spanish Government
 8.30%, due 12/15/98................................  SP   4,000,000      32,247
 10.25%, due 11/30/98...............................      17,000,000     143,676
 10.50%, due 10/30/03...............................      28,500,000     245,098
 11.30%, due 1/15/02................................      41,490,000     368,234
 11.90%, due 7/15/96................................      22,090,000     184,418
 12.25%, due 3/25/00................................      40,000,000     360,453
                                                                     -----------
                                                                       1,334,126
                                                                     -----------
SWEDEN (6.5%)
Banque Nationale de Paris
 Series EMTN
 11.00%, due 11/4/99................................  SK   3,050,000     494,957
Swedish Government
 Series 1034
 9.00%, due 4/20/09.................................       2,700,000     420,685
 Series 1033
 10.25%, due 5/5/03.................................         700,000     116,521
 Series 1020
 10.75%, due 1/23/97................................       2,600,000     402,012
 Series 1030
 13.00%, due 6/15/01................................         900,000     163,455
                                                                     -----------
                                                                       1,597,630
                                                                     -----------
Total Long-Term Government Bonds (Cost $18,703,277).                  20,112,532
                                                                     -----------

                                                   Principal
                                                     Amount         Value
                                                 -------------------------------

SHORT-TERM INVESTMENT (4.5%)
COMMERCIAL PAPER (4.5%)
UNITED STATES (4.5%)
Hasbro Corp.
 5.70%, due 1/2/96.............................. $    1,100,000  $ 1,099,826
                                                                 -----------
Total Short-Term Investment
 (Cost $1,099,826)..............................                   1,099,826
                                                                 -----------
Total Investments
 (Cost $19,803,103) (a).........................           85.9%  21,212,358 (b)
Cash and Other Assets,
 Less Liabilities...............................           14.1    3,493,631
                                                 --------------  -----------
Net Assets......................................          100.0% $24,705,989
                                                 ==============  ===========

-------
(a)  The cost for Federal income tax purposes is $19,833,944.
(b) At December 31, 1995 net unrealized appreciation for securities was $1,378,414, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,394,063 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,649.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c) Forward Foreign Currency Contracts Open at December 31, 1995:

   Contract                  In                    Delivery             Gross Unrealized
  To Deliver            Exchange For                 Date                 Appreciation
---------------        ---------------             --------             ----------------

BF   19,125,000        DM      929,481             1/30/96                  $    553
DM    3,203,100        $     2,250,000              1/5/96                    10,351
DM      817,673        IL  928,000,000             1/23/96                     9,903
DM      734,859        FF    2,555,000              2/2/96                     7,694
DM    1,673,504        $     1,205,000              2/5/96                    31,937
DM      571,539        DK    2,225,000              2/9/96                     1,300
DM      176,572        $       128,500             3/25/96                     4,598
DM    6,175,000        $     4,379,433             4/18/96                    41,230
DM    5,185,000        $     3,697,102              5/3/96                    51,725
DM      502,787        $       355,000             6/10/96                       845
DM      927,349        $       655,000             6/20/96                     1,463
(Yen)64,706,400        $       645,000              7/2/96                     1,430
(Pounds)671,500        DM    1,495,169              1/3/96                     2,764
$       470,000        DM      683,427              1/5/96                     7,861
$       415,000        A$      563,859             2/26/96                     3,246
$       355,000        A$      479,783              4/2/96                       337
                                                                            --------
                                                                             177,237
                                                                            --------
   Contract                  In                    Delivery             Gross Unrealized
  To Deliver            Exchange For                 Date                 Depreciation
---------------        ---------------             --------             ----------------

A$    2,149,000        $     1,590,260             2/26/96                     3,776
C$      535,000        $       387,681             3/14/96                     4,519
DK    9,485,000        DM    2,437,677              2/9/96                     4,665
DM    1,507,518        (Pounds)671,500              1/3/96                    11,397
DM    4,099,063        $     2,815,000              1/5/96                    51,119
DM    1,949,182        $     1,330,000             2/21/96                    36,082
DM      205,430        SK      942,800              3/5/96                     2,520
DM      752,206        $       520,000             3/25/96                     7,831
DM    1,484,050        (Pounds)670,000              4/2/96                     3,891
FF    4,521,103        DM    1,296,442              2/2/96                    16,348
IP      484,000        (Pounds)495,931              1/3/96                     5,878
IP      479,651        (Pounds)495,000              4/2/96                     2,180
IL    1,095,000        DM      954,373             1/23/96                    19,003
(Pounds)495,931        IP      479,995              1/3/96                       541
SP   82,000,000        DM      934,154             1/22/96                    19,705
$       759,487        (Yen)77,050,000              2/5/96                     8,327
                                                                            --------
                                                                             197,782
                                                                            --------
Net Depreciation....................................                        $ 20,545
                                                                            ========

(d) Foreign cash held at December 31, 1995:

   Currency                           Cost                                          Value
---------------                    ----------                                     ----------
A$       79,836                    $   59,087                                     $   59,390
AS    2,697,115                       275,468                                        267,821
BF    2,046,512                        70,523                                         69,538
C$      428,452                       314,138                                        314,138
DK    1,489,452                       272,852                                        268,757
DM      352,771                       244,444                                        246,469
FF      140,309                        28,481                                         28,690
IP        4,849                         7,817                                          7,771
IL1,280,010,286                       804,306                                        806,407
(Yen)11,588,400                       115,710                                        112,338
MP            3                             1                                              0(e)
NG       13,286                         8,127                                          8,288
(Pounds)      1                             2                                              1
SP    6,487,702                        52,799                                         53,478
SK    3,808,213                       571,060                                        574,618
                                   ----------                                     ----------
                                   $2,824,815                                     $2,817,704
                                   ==========                                     ==========

(e) Less than one dollar.
(f) The following abbreviations are used throughout the portfolio. A$--Australian Dollar
  AS--Austrian Schilling
  BF--Belgian Franc
  C$--Canadian Dollar
  DK--Danish Krone
  DM--Deutsche Mark
  FF--French Franc
  IP--Irish Punt
  IL--Italian Lira
  Yen--Japanese Yen
  MP--Mexican Peso
  NG--Netherland Guilder
  Pounds--Pound Sterling
  SP--Spanish Peseta
  SK--Swedish Krona
  $--U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      THE MAINSTAY INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $19,803,103)...................................  $21,212,358
Cash denominated in foreign currencies
 (identified cost $2,824,815)....................................    2,817,704
Cash.............................................................      355,652
Receivables:
 Fund shares sold................................................      845,883
 Interest........................................................      690,686
Unrealized appreciation on foreign currency contracts............      177,237
Unamortized organization expense (Note 1)........................       45,126
Other assets.....................................................           21
                                                                   -----------
  Total assets...................................................   26,144,667
                                                                   -----------
LIABILITIES:
Payables:
 Investment securities purchased.................................      503,931
 NYLIFE Distributors.............................................       15,998
 Organization....................................................        6,527
 Transfer agent..................................................        6,276
 Adviser.........................................................        5,090
 Custodian.......................................................        4,000
 Trustees........................................................          161
Accrued expenses.................................................       34,680
Dividend payable.................................................      664,233
Unrealized depreciation on foreign currency contracts............      197,782
                                                                   -----------
  Total liabilities..............................................    1,438,678
                                                                   -----------
Net assets.......................................................  $24,705,989
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A.........................................................  $    11,016
 Class B.........................................................       12,638
Additional paid-in capital.......................................   24,092,089
Accumulated distribution in excess of net realized gain on
 investments.....................................................      (28,222)
Accumulated distribution in excess of net realized gain on
 foreign currency transactions...................................     (767,888)
Net unrealized appreciation on investments.......................    1,409,255
Net unrealized depreciation on translation of assets and
 liabilities in foreign currencies...............................      (22,899)
                                                                   -----------
Net assets.......................................................  $24,705,989
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares......................  $11,494,439
                                                                   ===========
Shares of beneficial interest outstanding........................    1,101,568
                                                                   ===========
Net asset value per share outstanding............................  $     10.43
Maximum sales charge (4.50% of offering price)...................         0.49
                                                                   -----------
Maximum offering price per share outstanding.....................  $     10.92
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares......................  $13,211,550
                                                                   ===========
Shares of beneficial interest outstanding........................    1,263,826
                                                                   ===========
Net asset value per share outstanding............................  $     10.45
                                                                   ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Interest (a).....................................................  $1,641,123
                                                                    ----------
Expenses: (Note 2)
 Advisory (Note 3)................................................      94,562
 Distribution--Class B (Note 3)...................................      70,098
 Administration (Note 3)..........................................      52,535
 Service (Note 3).................................................      52,535
 Transfer agent...................................................      36,830
 Auditing.........................................................      30,000
 Registration.....................................................      28,865
 Custodian........................................................      22,164
 Legal............................................................      17,221
 Amortization of organization expense.............................      14,066
 Shareholder communication........................................      13,894
 Recordkeeping (Note 3)...........................................      12,000
 Trustees.........................................................         845
 Miscellaneous....................................................       7,523
                                                                    ----------
  Total expenses before reimbursement.............................     453,138
Expense reimbursement from Administrator and Adviser (Note 3).....     (63,041)
                                                                    ----------
  Net expenses....................................................     390,097
                                                                    ----------
Net investment income.............................................   1,251,026
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
Net realized gain from:
 Security transactions............................................     375,199
 Foreign currency transactions....................................     231,524
                                                                    ----------
Net realized gain on investments and foreign currency
 transactions.....................................................     606,723
                                                                    ----------
Net change in unrealized appreciation on investments:
 Security transactions............................................   1,599,712
 Translation of assets and liabilities in foreign currencies......       7,928
                                                                    ----------
Net unrealized gain on investments and foreign currencies.........   1,607,640
                                                                    ----------
Net realized and unrealized gain on investments and foreign
 currency transactions............................................   2,214,363
                                                                    ----------
Net increase in net assets resulting from operations..............  $3,465,389
                                                                    ==========

-------
(a) Interest recorded net of foreign withholding taxes of $31,766.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   September 13*
                                                      Year ended      through
                                                     December 31    December 31
                                                         1995          1994
                                                     ------------  -------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income.............................  $  1,251,026   $   193,261
 Net realized gain on investments..................       375,199         2,805
 Net realized gain (loss) on foreign currency
  transactions.....................................       231,524        (9,314)
 Net change in unrealized appreciation
  (depreciation) on investments....................     1,599,712      (190,457)
 Net change in unrealized appreciation
  (depreciation) on translation of assets and
  liabilities in foreign currencies................         7,928       (30,827)
                                                     ------------   -----------
 Net increase (decrease) in net assets resulting
  from operations..................................     3,465,389       (34,532)
                                                     ------------   -----------
Dividends and distributions to shareholders:
 From net investment income:
 Class A...........................................      (646,470)          --
 Class B...........................................      (598,457)     (192,851)
 From net realized gain on investments and foreign
  currency transactions:
 Class A...........................................      (302,837)          --
 Class B...........................................      (303,886)          --
 In excess of net realized gain on investments and
  foreign currency transactions:
 Class A...........................................      (413,406)          --
 Class B...........................................      (382,704)          --
                                                     ------------   -----------
  Total dividends and distributions to
   shareholders....................................    (2,647,760)     (192,851)
                                                     ------------   -----------
Capital share transactions:
 Net proceeds from sale of shares:
 Class A...........................................    10,769,762           --
 Class B...........................................     6,263,522     7,547,835
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
 Class A...........................................       209,585           --
 Class B...........................................     1,152,182        85,354
                                                     ------------   -----------
                                                       18,395,051     7,633,189
 Cost of shares redeemed:
 Class A...........................................       (30,768)          --
 Class B...........................................   (11,631,056)     (250,673)
                                                     ------------   -----------
  Increase in net assets derived from capital share
   transactions....................................     6,733,227     7,382,516
                                                     ------------   -----------
  Net increase in net assets.......................     7,550,856     7,155,133
NET ASSETS:
Beginning of period................................    17,155,133    10,000,000
                                                     ------------   -----------
End of period......................................  $ 24,705,989   $17,155,133
                                                     ============   ===========
Accumulated distribution in excess of net
 investment income.................................  $        --    $    (6,099)
                                                     ============   ===========

-------
*Commencement of Operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      THE MAINSTAY INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                      Class B
                                                                   -------------
                                               Class A   Class B   September 13*
                                               --------  --------     through
                                                  Year ended        December 31
                                               December 31, 1995       1994
                                               ------------------  -------------
Net asset value at beginning of period.......  $   9.90  $   9.90     $ 10.00
                                               --------  --------     -------
Net investment income........................      1.15      1.06        0.12
Net realized and unrealized gain (loss) on
 investments.................................      0.59      0.61       (0.08)
Net realized and unrealized gain (loss) on
 foreign currency transactions...............      0.07      0.07       (0.02)
                                               --------  --------     -------
Total from investment operations.............      1.81      1.74        0.02
                                               --------  --------     -------
Less dividends and distributions:
From net investment income...................     (0.61)    (0.56)      (0.12)
From net realized gain on investments and
 foreign currency transactions...............     (0.28)    (0.28)        --
In excess of net realized gain on investments
 and foreign currency transactions...........     (0.39)    (0.35)        --
                                               --------  --------     -------
Total dividends and distributions............     (1.28)    (1.19)      (0.12)
                                               --------  --------     -------
Net asset value at end of period.............  $  10.43  $  10.45     $  9.90
                                               ========  ========     =======
Total investment return (a)..................     18.68%    17.96%       0.20%
Ratios (to average net assets)/Supplemental
 Data:
 Net investment income.......................       5.6%      4.9%        4.8%+
 Net expenses................................       1.5%      2.2%        2.8%+
 Expenses (before reimbursement).............       1.8%      2.5%        3.1%+
Portfolio turnover rate......................       103%      103%          4%
Net assets at end of period (in 000's).......  $ 11,494  $ 13,212     $17,155

-------
 *  Commencement of Operations.
 +  Annualized
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the International Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be im-posed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (ex-cept for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek competitive overall return commensu-rate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the International Bond Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be repre-sentative of market values, but excluding money market instruments with a re-maining maturity of sixty days or less

                      THE MAINSTAY INTERNATIONAL BOND FUND

and including restricted securities and securities for which no market quota-tions are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are val-ued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign ex-changes and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a spec-ified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The International Bond Fund enters into forward foreign currency ex-change contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign ex-change rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabili-ties. The contract or notional amounts reflect the extent of the Fund's in-volvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organ-ization and registration totalled approximately $61,000 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $999,412 have been reclassified from accumu-lated undistrib-uted net realized gain on foreign currency transactions to accumulated net in-vestment loss due to the tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The International Bond Fund intends to de-clare and pay dividends monthly.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respec-tive securities, or, if applicable, over the period to the first date of call.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the International Bond Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net as-sets resulting from changes in market prices are not separately presented. How-ever, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

                      THE MAINSTAY INTERNATIONAL BOND FUND

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated as-sets and liabilities at year-end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks in-clude those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign govern-mental laws or restrictions.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of the average daily net assets of 0.25% and 0.15%, respectively. The Adviser and Administrator each agreed that a portion of its fees, totalling $63,041 for the year ended December 31, 1995, would not be imposed, pursuant to the applicable contracts, until such time as the Fund reaches $50 million in net assets. Had the net assets reached $50 million, the Adviser and Administra-tor would have been paid 0.45% and 0.25%, respectively.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $10,984 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $6,472.

                      THE MAINSTAY INTERNATIONAL BOND FUND

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1995 NYLIFE Distributors held shares of Class A of the Fund with a net asset value of $10,559,000.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $1,928.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $1,215 for the year ended December 31, 1995.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of operations.

NOTE 4 -- FEDERAL INCOME TAX:

The Fund intends to elect, to the extent provided by the regulations, to treat $796,575 of qualifying losses on foreign exchange transactions that arose dur-ing the year as if they arose on January 1, 1996.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $23,752 and $17,990, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                  September 13*
                                                    Year Ended       through
                                                    December 31    December 31
                                                       1995           1994
                                                  --------------- -------------
                                                  Class A Class B    Class B
                                                  ------- ------- -------------
Shares sold......................................  1,084     588      1,750
Shares issued in reinvestment of dividends and
 distributions...................................     20     110          9
                                                   -----   -----      -----
                                                   1,104     698      1,759
Shares redeemed..................................      2   1,168         25
                                                   -----   -----      -----
Net increase (decrease)..........................  1,102    (470)     1,734
                                                   =====   =====      =====

-------
*Commencement of Operations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and
Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay International Bond Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (here-after referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where con-firmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

                      This page intentionally left blank

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                       RISK/REWARD           HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                           [HORIZONTAL BAR       Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund  GRAPH INDICATING      of companies in expanding markets       and are willing to accept a higher
                           RISK/REWARD OF FUND]  with strong growth potential            level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                           [HORIZONTAL BAR       Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund          GRAPH INDICATING      the makeup and returns of the           pate in the growth potential of stocks+
                           RISK/REWARD OF FUND]  S&P 500*
------------------------------------------------------------------------------------------------------------------------------------

                           [HORIZONTAL BAR       Offers broad diversification into       You prefer the higher return potential
International Equity Fund  GRAPH INDICATING      international stock markets with        of international equities or want to add
                           RISK/REWARD OF FUND]  an emphasis on risk control             diversification to your domestic
                                                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                           [HORIZONTAL BAR       Balances current income with growth     You seek a combination of income and
Total Return Fund          GRAPH INDICATING      opportunities by investing in stocks,   growth potential and want to manage
                           RISK/REWARD OF FUND]  bonds, and money market instruments     risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                           [HORIZONTAL BAR       Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                 GRAPH INDICATING      attractive dividends and a stimulus     securities which may have more poten-
                           RISK/REWARD OF FUND]  for positive change                     tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                           [HORIZONTAL BAR       Invests in convertible securities for   You want income from securities that
Convertible Fund           GRAPH INDICATING      a special blend of long-term growth     may offer growth potential if converted
                           RISK/REWARD OF FUND]  potential and dividend income           into common stock
------------------------------------------------------------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

|| Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

# A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS

------------------------------------------------------------------------------------------------------------------------------------

FUND                       RISK/REWARD           HOW IT INVESTS                         CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                           [HORIZONTAL BAR       Seeks a high level of current income   You are seeking to combine high current
Government Fund            GRAPH INDICATING      consistent with safety of principal    income and safety of principal
                           RISK/REWARD OF FUND]  primarily from U.S. government
                                                 securities(S)
------------------------------------------------------------------------------------------------------------------------------------

High Yield                 [HORIZONTAL BAR       An aggressive high yield bond          You want to maximize current income
Corporate Bond Fund        GRAPH INDICATING      fund that is actively managed for      and can accept the higher risk of
                           RISK/REWARD OF FUND]  maximum current income                 securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                           [HORIZONTAL BAR       Seeks high current yields and          You prefer the higher return potential
International Bond Fund    GRAPH INDICATING      competitive total return from non-     of international bonds or want to add
                           RISK/REWARD OF FUND]  U.S. bonds with an emphasis on         diversification to your domestic
                                                 risk control                           investments++
------------------------------------------------------------------------------------------------------------------------------------

                           [HORIZONTAL BAR       Seeks to provide current income,       You are averse to risk or want to earn
Money Market Fund          GRAPH INDICATING      stability of principal, and liquidity, competitive yields on cash you're plan-
                           RISK/REWARD OF FUND]  with free checkwriting||               ning to spend or invest in the near future
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                       RISK/REWARD           HOW IT INVESTS                         CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                           [HORIZONTAL BAR       Seeks high current income that's       You're in a high federal income tax
Tax Free Bond Fund         GRAPH INDICATING      exempt from regular federal            bracket or want to pay less of your
                           RISK/REWARD OF FUND]  income tax#                            investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                           [HORIZONTAL BAR       Seeks high current income exempt       You're a California resident and want to
California Tax Free Fund   GRAPH INDICATING      from both federal and California       keep more of what you earn by investing
                           RISK/REWARD OF FUND]  income taxes consistent with           for income that's double tax free#
                                                 preservation of capital#
------------------------------------------------------------------------------------------------------------------------------------

                           [HORIZONTAL BAR       Seeks high current income exempt       You're a New York State or City resident
New York Tax Free Fund     GRAPH INDICATING      from federal, New York State, and      and want to keep more of what you earn
                           RISK/REWARD OF FUND]  New York City income taxes consis-     with income that's double or triple tax
                                                 tent with preservation of capital#     free#
------------------------------------------------------------------------------------------------------------------------------------


If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

----------------------------------------------------------------------
                     MainStay International
                          Bond Fund
----------------------------------------------------------------------

                        1995
                     annual report

                     The year in review
                     fund results
                     & portfolio highlights

                     [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

----------------------------------------------------------------------
                     December 31, 1995
----------------------------------------------------------------------

                   Officers & Trustees

           Alice T. Kane  Chairperson and Trustee
           Walter W. Ubl  President and Trustee
Nancy Maginnes Kissinger  Trustee
        Terry L. Lierman  Trustee
     Donald E. Nickelson  Trustee
  Ralph A. Pfeiffer, Jr.  Trustee
          Donald K. Ross  Trustee
     Richard S. Trutanic  Trustee
      Jefferson C. Boyce  Senior Vice President
        Anthony W. Polis  Chief Financial Officer
         Richard A. Topp  Vice President
      Richard W. Zuccaro  Vice President
     A. Thomas Smith III  Secretary


            Dechert Price & Rhoads
               Legal Counsel


[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay International Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

[LOGO OF RECYCLED PAPER APPEARS HERE]                              MSAN10 (296)

-------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


     Chairperson's Letter                                      2

     MainStay International Equity Fund
     Highlights & Portfolio Managers' Comments                 4

     Returns & Lipper Rankings                                 6

     Year-by-Year Performance                                  7

     $10,000 Invested in the MainStay International Equity
     Fund Class A Shares vs. Morgan Stanley EAFE Index         7

     $10,000 Invested in the MainStay International Equity
     Fund Class B Shares vs. Morgan Stanley EAFE Index         7

     Top 25 Equity Holdings                                    8

     10 Largest Purchases                                      9

     10 Largest Sales                                          9

     Diversification by Country -- Top 5                      10

     Portfolio Composition                                    10

     Financial Statements                                     11

     Notes to Financial Statements                            21

     Report of Independent Accountants                        27

     The MainStay Funds                                       28

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------

[Photo of Alice T. Kane appears here] Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995


During the year, international stock markets tended to be more volatile and less predictable than the U.S. market. On average, European stocks rose 12.3%. Asian markets were mixed. The important Japanese Nikkei average reached its low in July, then rallied in the second half of the year, to provide a one-year total return of less than 1%. Latin America provided the lowest returns in 1995, with Mexico, Brazil, and Colombia posting double-digit losses.

In this context, we are pleased to report to you on the activities and investment results of the MainStay International Equity Fund for the twelve months ended December 31, 1995. For the year, the Fund returned 5.25% and 4.27% for Class A and Class B shares, respectively, excluding all sales charges. Although the Fund outperformed its Lipper* peer group in the third and fourth quarters, earlier weaknesses, particularly in the second quarter, caused the Fund's overall performance for the year to trail the average Lipper international fund, which returned 9.42%.

The Fund managers believe that country selection is the primary factor influencing international equity performance. Unfortunately, our strong commitment to Japanese equities proved untimely in the first half of the year, as natural disasters and bank reversals rocked the Japanese market. On the other hand, our decision not to abandon Japanese equities paid off in the third quarter. The Fund was able to benefit when the dollar gained 13.9% against the Japanese yen with the use of forward foreign currency exchange contracts to hedge against fluctuations in currency. Our European country and security selection also contributed positively to our performance, particularly among interest-rate sensitive issues, as the dollar strengthened and rates declined.

Details on the portfolio's performance, makeup, and diversification can be found on the following pages. We continue to view international equities as an appropriate choice for investors seeking long-term growth of capital with broad geographic diversification.+

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.

/s/ Alice T. Kane

Alice T. Kane
January 1996


----------
* See footnote on page 6 for more information on Lipper Analytical Services, Inc.

+ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

--------------------------------------------------------------------------------
MainStay International Equity Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

 .  Annual total returns of 5.25% and 4.27% for Class A and Class B shares, respectively, excluding all sales charges
 .  Performance suffered setbacks due to Japanese exposure during the first half of the year
 . Performance benefited from interest-sensitive investments in a declining rate environment

[Photo of Shigemi Takagi and Michael Perelstein appears here]

Portfolio Managers - Shigemi Takagi
and Michael Perelstein (left to right)

For the year ended December 31, 1995, the MainStay International Equity Fund returned 5.25% and 4.27% for Class A and Class B shares, respectively, excluding all sales charges. During the same period, the average Lipper international fund returned 9.42% and the Morgan Stanley Capital International Europe, Australia, and Far East (Free) Index (EAFE)* returned 11.20%.

While these overall results may appear somewhat disappointing, excluding all sales charges, the Fund outperformed its Lipper peer group in the second half of the year and surpassed the EAFE Index in the fourth quarter.

The year began under very difficult conditions. In the early months, international markets tumbled along with the U.S. dollar, which made it difficult for international manufacturers to compete with those in the United States. Although most European markets were down in local terms in the first quarter, U.S. investors benefited from positive currency trends. Our best decision in the first three months was to increase investments in France, which rose 0.6% for the quarter, and move out of Germany, which fell 8.5% for the same period.

Japan, the largest international equity market, was depressed during the first half of the year by a string of bad news, including the Kobe earthquake, the collapse of Barings Bank's huge stock futures position, and poison gas attacks on innocent citizens. Our exposure to Japanese stocks had a negative impact


----------
* See footnote on page 7 for more information on The Morgan Stanley Capital International Europe, Australia, and Far East (Free) Index
   (The EAFE Index).

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

on performance in the first half of 1995, as did our underweighted positions in two of the best performing international markets, Switzerland and the U.K.

Fortunately, negative conditions early in the year foretold excellent investment opportunities. International markets soon rebounded, led by Europe in the second quarter and then Japan, which recovered in the second half of the year. Market upturns were encouraged by a more stable dollar, and by a declining trend in interest rates worldwide.

Our portfolio performance recovered along with the markets in the second half of the year. Our best decisions in 1995 were to emphasize interest-sensitive securities in markets such as Spain (up 28% in U.S. dollar terms), Belgium (up 26%), and Hong Kong (up 23%). At the same time, we avoided blowups in markets such as Finland where stocks, including a leader such as Nokia, plummeted late in the year. Our decision to seek protection against a declining Japanese yen helped minimize losses when the yen slid substantially during the summer months.

In 1996, we believe international equities offer substantial investment opportunities. Foreign equity markets lagged the U.S. market in 1995 and may now be poised to partake in the global equity bull market. The upbeat outlook for international equities is enhanced by the declines in interest rates abroad, which have been even more pronounced than in the U.S.

Going into 1996, the Fund has a diversified exposure in both Asia and Europe. Our European investments include Austria, Belgium, Denmark, France, Italy, and Spain -- all of which include many banks, insurers, and utility companies that may benefit from declining interest rates. We have also raised our exposure to energy and natural resources, with energy holdings in Norway (Norsk Hydro) and the Netherlands (Royal Dutch) and natural resource exposure in Australia (mining and metals) and New Zealand (forest products). We are also emphasizing the highest growth markets of the world, located in Southeast Asia, with our investments in Singapore and Hong Kong. Japanese interest rates are at incredibly low levels, which could make the Japanese equity market the big positive surprise of 1996.

Also in 1996, we expect continued foreign currency erosion and are actively seeking to help protect the Fund from declines in the value of the Japanese yen and European currencies. We continue to emphasize a disciplined process to international investing, which focuses on country selection, currency risk management, diversification, and high quality stocks.[]


Weighting
---------

The proportion of a portfolio allocated to a specific market sector or country. A Fund is said to be underweighted in a country when that portion of the portfolio is smaller than the country's total equities relative to the international equity markets as a whole.

Bull Market
-----------
A period during which security values in a specific market are generally rising. Often contrasted with a "bear market," or period in which security values are generally declining.

Exposure
--------
The amount invested in a specific security, market, country, or currency. Participation in positive as well as negative events affecting a security or sector generally increases with the level of exposure.

Currency Erosion
----------------
The risk that one currency's value will decline relative to the value of others, decreasing the value of investments denominated in the original currency. While steps can be taken that may help protect against currency risk, there can be no assurance that currency hedging will be beneficial to investors.

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *

                                                                                                                 Life of Fund
                                                                            1 year             5 years         through 12/31/95
Class A                                                                     5.25%                n/a                2.17%
Class B                                                                     4.27%                n/a                1.44%

Fund SEC returns*
                                                                                                                 Life of Fund
                                                                            1 year             5 years         through 12/31/95

Class A                                                                    (0.53%)               n/a               (2.18%)
Class B                                                                    (0.73%)               n/a               (1.64%)

Fund Lipper+ rankings and year-end Lipper category returns
                                                                                                              Life of Fund/Class
                                                                            1 year             5 years        through 12/31/95

Class A                                                              210 out of 254 funds        n/a         210 out of 254 funds
Class B                                                              224 out of 254 funds        n/a         151 out of 223 funds

Average Lipper
international fund                                                          9.42%              10.16%               4.08%

Fund year-end per-share net asset values and distributions for 1995
                                                                          NAV 12/31/95        Income            Capital Gains

Class A                                                                     $10.05            $0.2334              $0.0000
Class B                                                                     $ 9.97            $0.2171              $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested.

   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (9/12/94) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95 the Lipper international fund category included 254 funds. The Fund's Class A shares were first offered to the public on 1/3/95, Class B shares 9/12/94.

--------------------------------------------------------------------------------
Year-by-Year Performance*
--------------------------------------------------------------------------------

[BAR GRAPH APPEARS HERE]

Total
Return
  %

Year ended 12/31

 1994    1995 Class A   1995 Class B
 ----    ------------   ------------
-2.30        5.25           4.27

--------------------------------------------------------------------------------
$10,000 invested in the MainStay International Equity
Fund vs. Morgan Stanley EAFE Index
--------------------------------------------------------------------------------

Class A Shares

[LINE GRAPH APPEARS HERE]

Quarter/Year-end
                                          International
                  EAFE Index/++/          Equity Fund
                  ----------              -------------
9/12/94             $10000                    $9450
   9/94               9687                     9337
  12/94               9595                     9233
   3/95               9781                     9053
   6/95               9869                     8713
   9/95              10279                     9252
  12/95              10701                     9718


Class B Shares

[LINE GRAPH APPEARS HERE]

Quarter/Year-end
                                          International
                  EAFE Index/++/          Equity Fund
                  ----------              -------------
9/12/94             $10000                   $10000
9/94                  9687                     9880
12/94                 9595                     9770
3/95                  9781                     9560
6/95                  9860                     9180
9/95                 10279                     9730
12/95                10701                     9787

----------
    The Class A graph assumes an initial investment of $10,000 made on 9/12/94 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 9/12/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 4.0%, as it would apply for the period shown. (The $10,000 invested in the EAFE Index begins on 8/31/94.) Results include reinvestment of all distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

++ The Morgan Stanley Capital International Europe, Australia, Far East (Free) Index -- The EAFE Index -- is an unmanaged, capitalization-weighted index containing 1,000 equity securities of companies located outside the U.S.

--------------------------------------------------------------------------------
Top 25 Equity Holdings as of 12/31/95
--------------------------------------------------------------------------------


Holding                              $ amount

Toyota Motor Corp.                   $594,436

Norsk Hydro AS                        522,077

Toppan Printing Co., Ltd.             514,170

Industrial Bank of Japan, Ltd.        485,476

Sumitomo Bank, Ltd.                   467,057

Assicurazioni Generali SPA            451,768

Fuji Bank, Ltd.                       442,046

L'Air Liquide                         426,529

Dai-Ichi Kangyo Bank, Ltd.            413,255

Mitsubishi Heavy Industries, Ltd.     390,930

L'Oreal                               375,308

Reed International Plc                341,828

Royal Dutch Petroleum Co.             321,687

Takeda Chemical Industries, Ltd.      313,116

Ito-Yokado Co., Ltd.                  308,269

Kirin Brewery Co., Ltd.               307,494

Itochu Corp.                          303,180

Asahi Glass Co., Ltd.                 300,999

Teijin, Ltd.                          296,869

Mitsubishi Corp.                      295,473

Hitachi, Ltd.                         292,371

LVMH-Moet Hennessy Louis Vuitton      283,659

Telecom Corp. of New Zealand Ltd.     283,481

Bank of Tokyo                         280,738

Electrabel, SA                        280,675

 Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Excludes short-term securities. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
10 Largest Purchases in 1995
--------------------------------------------------------------------------------


Holding                                              amount of purchase

Mitsubishi Heavy Industries, Ltd.                        $617,795

Itochu Corp.                                              586,074

Norsk Hydro AS                                            511,714

L'Air Liquide                                             488,563

Assicurazioni Generali SPA                                417,855

L'Oreal                                                   398,136

Toyota Motor Corp.                                        388,931

Mitsubishi Corp.                                          374,548

Industrial Bank of Japan, Ltd.                            368,860

Toppan Printing Co., Ltd.                                 349,625

--------------------------------------------------------------------------------
10 Largest Sales in 1995
--------------------------------------------------------------------------------

Holding                                              amount of sale

Mitsubishi Heavy Industries, Ltd.                        $557,275

Itochu Corp.                                              342,202

Mitsubishi Electric Corp.                                 223,691

Nippon Oil Co.                                            217,208

Industrial Bank of Japan, Ltd.                            183,619

Teijin, Ltd.                                              159,681

Sharp Corp.                                               156,045

Mitsui Engineering & Shipbuilding Co., Ltd.               155,093

Toyota Motor Corp.                                        138,270

L'Air Liquide                                             129,146

 Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. All securities listed above indicate total
              purchases/sales for the issuer for the year. Excludes
               short-term securities. See financial statements for
                          specific type of security held.

--------------------------------------------------------------------------------
Diversification by Country -- Top 5 as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Japan                37.8%
France               10.1%
United Kingdom        8.8%
Italy                 5.1%
Belgium               3.5%
All Other Countries  34.7%

--------------------------------------------------------------------------------
Portfolio Composition as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Common Stock          91.9%
Preferred Stock        0.1%
Cash & Equivalents     8.0%

                 Note: actual percentages will vary over time

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                           Shares      Value
                                                         ----------------------

COMMON STOCKS (91.9%)+
AUSTRALIA (3.0%)
Amcor, Ltd. (forest products & paper)..................      10,000 $    70,667
Boral, Ltd. (building materials & components)..........       7,200      18,210
Brambles Industries, Ltd. (business & public services).       4,500      50,211
Broken Hill Proprietary Co., Ltd. (energy sources).....      18,510     261,611
Coles Myer, Ltd. (merchandising).......................      20,268      63,171
CRA, Ltd. (metals-nonferrous)..........................       9,568     140,496
CSR, Ltd. (multi-industry).............................      16,200      52,782
Foster's Brewing Group, Ltd. (beverages & tobacco).....      13,080      21,503
M.I.M. Holdings, Ltd. (metals-nonferrous)..............      10,100      13,974
National Australian Bank, Ltd. (banking)...............      17,000     153,014
News Corp., Ltd. (broadcasting & publishing)...........      16,937      90,460
Pacific Dunlop, Ltd. (multi-industry)..................      10,200      23,900
Santos, Ltd. (energy sources)..........................       5,800      16,956
Westpac Banking Corp., Ltd. (banking)..................      16,100      71,379
WMC Ltd. (metals-nonferrous)...........................      12,800      82,266
                                                                    -----------
                                                                      1,130,600
                                                                    -----------
AUSTRIA (2.6%)
Austrian Airlines Oesterreichische Luftverkehrs AG
 (transportation-airlines) (a).........................         150      24,950
Bank Austria AG (banking)..............................       3,150     254,620
Creditanstalt-Bankverein Stamm (banking)...............       2,350     130,448
EA-Generali AG (insurance).............................         500     149,946
Oesterreichische Brau-Beteiligungs AG (beverages &
 tobacco)..............................................         500      22,790
OMV AG (energy sources)................................       1,750     152,056
Verbundgesellschaft-Oesterreichische
 Elektrizitatswirtschafts AG Class A (utilities-
 electrical & gas).....................................       2,150     129,381
Wienerberger Baustoffindustrie AG (building materials &
 components)...........................................         720     142,995
                                                                    -----------
                                                                      1,007,186
                                                                    -----------
BELGIUM (3.5%)
Bekaert, SA (industrial components)....................          40      32,961
Cimenteries CBR Cementbedrijven (building materials &
 components)...........................................          80      32,281
Delhaize-Le Lion, SA (merchandising)...................         700      29,019
Electrabel, SA (utilities-electrical & gas)............       1,180     280,675

-------
+ Percentages indicated are based on Fund net assets.

                                                           Shares      Value
                                                         ----------------------

BELGIUM (CONTINUED)
Fortis AG (insurance)...................................       1,450 $   176,390
Fortis AG-VVPR (insurance)..............................          18       2,193
Generale de Banque, SA (banking)........................         590     209,002
Groupe Bruxelles Lambert, SA (multi-industry)...........         460      63,852
NV Union Miniere, SA (metals-nonferrous) (a)............         440      29,454
Petrofina, SA (energy sources)..........................         680     208,189
Reunies Electrobel & Tractebel, SA (multi-industry).....         480     198,171
Solvay, SA Class A (chemicals)..........................         140      75,639
                                                                     -----------
                                                                       1,337,826
                                                                     -----------
DENMARK (2.1%)
Carlsberg AS Class A (beverages & tobacco)..............         750      41,954
Carlsberg AS Class B (beverages & tobacco)..............         600      33,563
Dampskibsselskabet AF 1912 AS Class B (transportation-
 shipping)..............................................           5      95,637
Dampskibsselskabet Svendborg AS Class B (transportation-
 shipping)..............................................           3      82,825
Danisco AS (food & household products)..................       1,500      72,540
Den Danske Bank (banking)...............................       1,200      82,933
FLS Industries AS Class B (machinery & engineering).....         300      23,278
Novo Nordisk AS Class B (health & personal care)........         700      95,998
Sophus Berendsen AS Class B (multi-industry)............         600      67,668
Tele Danmark AS Class B (telecommunications)............       2,600     142,156
Unidanmark AS Class A (banking).........................       1,200      59,547
                                                                     -----------
                                                                         798,099
                                                                     -----------
FRANCE (10.1%)
Alcatel Alsthom (electrical & electronics)..............       1,721     148,579
AXA Groupe (insurance)..................................       3,525     237,865
Carrefour Supermarche (merchandising)...................         450     273,383
Compagnie de Saint Gobain (misc.-
 materials & commodities)...............................       1,773     196,501
Compagnie de Suez, SA (banking).........................       2,532     104,586
Compagnie Financiere de Paribas, SA Class A (banking)...       1,399      76,810
Compagnie Francaise de Petroleum Total, SA Class B
 (energy sources).......................................       3,505     236,874
Compagnie Generale des Eaux (business & public
 services)..............................................       1,676     167,553

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                            Shares      Value
                                                          ----------------------

COMMON STOCKS (CONTINUED)
FRANCE (CONTINUED)
Elf Aquitaine (energy sources)..........................       2,863 $   211,225
Eridania Beghin-Say, SA (food & household products).....         450      77,295
Groupe Danone (food & household products)...............         991     163,735
Havas (business & public services)......................       1,081      85,876
LaFarge Coppee (building materials & components)........       2,194     141,545
L'Air Liquide (chemicals)...............................       2,572     426,529
L'Oreal (health & personal care)........................       1,400     375,308
LVMH-Moet Hennessy Louis Vuitton (beverages & tobacco)..       1,360     283,659
Lyonnaise des Eaux, SA (multi-industry).................         478      46,086
Michelin (CGDE) Class B (tire & rubber).................         780      31,150
Pernod-Ricard (beverages & tobacco).....................         980      55,769
Pinault-Printemps, SA (building materials & components).         270      53,940
PSA Peugeot Citroen, SA (automobiles)...................         520      68,690
Rhone-Poulenc Class A (chemicals).......................       3,738      80,181
Societe Generale (banking)..............................       2,230     275,878
Spie Batignolles, SA (machinery & engineering) (a)......         940      32,177
Thomson CSF, SA (aerospace & military technology).......       1,215      27,105
                                                                     -----------
                                                                       3,878,299
                                                                     -----------
GERMANY (3.3%)
Allianz AG Holding (insurance)..........................         100     195,350
BASF AG (chemicals).....................................         300      66,968
Bayer AG (chemicals)....................................         300      79,335
Daimler Benz Aktiengesellschaft AG (automobiles)........         200     100,889
Deutsche Bank AG (banking)..............................       2,750     130,595
Dresdner Bank AG (banking)..............................       2,450      65,560
Karstadt AG (merchandising).............................          50      20,436
Linde AG (machinery & engineering)......................          50      29,240
Mannesmann AG (machinery & engineering).................         150      47,863
Muenchener Rueckversicherungs-Gesellschaft AG
 (insurance)............................................          54     117,713
Preussag AG (multi-industry)............................          50      14,009
RWE AG (utilities-electrical & gas).....................         150      54,497
Siemens AG (electrical & electronics)...................         250     137,115
Thyssen AG (metals-steel) (a)...........................         150      27,311
VEBA AG (utilities-electrical & gas)....................       2,250      95,736
Viag AG (multi-industry)................................         100      40,174
Volkswagen AG (automobiles).............................         100      33,509
                                                                     -----------
                                                                       1,256,300
                                                                     -----------

                                                            Shares      Value
                                                          ----------------------

HONG KONG (3.0%)
Cheung Kong (Holdings) Ltd. (real estate)...............     30,000 $   182,749
China Light & Power Co. Ltd. (utilities-electrical &
 gas)...................................................     20,500      94,388
Hang Seng Bank Ltd. (banking)...........................     17,600     157,632
Hong Kong Telecommunications Ltd. (telecommunications)..    107,200     191,331
Hutchison Whampoa Ltd. (multi-industry).................     36,000     219,299
Sun Hung Kai Properties Ltd. (real estate)..............     23,000     188,149
Swire Pacific Ltd. Class A (multi-industry).............     14,500     112,521
                                                                    -----------
                                                                      1,146,069
                                                                    -----------
ITALY (5.1%)
Assicurazioni Generali SPA (insurance)..................     18,650     451,768
Banca Commerciale Italiana SPA (banking)................     27,000      57,664
Benetton Group SPA (textiles & apparel).................      2,500      29,752
Credito Italiano SPA (banking)..........................     38,000      44,289
Edison SPA (energy sources).............................     11,000      47,401
Fiat SPA (automobiles)..................................     65,000     211,302
Fiat SPA di Risp (automobiles)..........................     18,000      31,809
Istituto Bancario San Paolo di Torina SPA (banking).....     22,500     133,245
Italgas SPA (utilities-electrical & gas)................     14,000      42,601
Mediobanca SPA (financial services).....................     23,500     162,781
Montedison SPA (multi-industry) (a).....................     92,000      61,670
Olivetti Group (data processing & reproduction) (a).....     70,000      56,139
Parmalat Finanziaria SPA (food & household products)....     21,000      18,231
Pirelli SPA (industrial components).....................     20,000      25,830
Riunione Adriatica di Sicurta SPA (insurance)...........      5,750      65,368
Sirti SPA (construction & housing)......................      9,500      53,386
Telecom Italia di Risp (telecommunications).............     27,000      33,033
Telecom Italia SPA (telecommunications).................    120,000     186,732
Telecom Italia Mobile di Risp (telecommunications) (a)..     20,000      21,042
Telecom Italia Mobile SPA (telecommunications) (a)......    118,000     207,780
                                                                    -----------
                                                                      1,941,823
                                                                    -----------
JAPAN (37.8%)
Ajinomoto Co., Inc. (food & household products).........     10,000     111,481
Asahi Bank, Ltd. (banking)..............................     16,000     201,635
Asahi Chemical Industry Co., Ltd. (chemicals)...........     36,000     275,697
Asahi Glass Co., Ltd. (misc.-materials & components)....     27,000     300,999

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                            Shares      Value
                                                          ----------------------

COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Bank of Tokyo (banking).................................      16,000 $   280,738
Bridgestone Corp. (industrial components)...............       7,000     111,287
Canon, Inc. (recreation & other consumer goods).........       7,000     126,894
Chiba Bank, Ltd. (banking)..............................       3,000      27,046
Dai-Ichi Kangyo Bank, Ltd. (banking)....................      21,000     413,255
Dai Nippon Printing Co., Ltd. (business & public
 services)..............................................      14,000     237,503
Daiei, Inc. (merchandising).............................       8,000      96,940
Daiwa House Industry Co., Ltd. (construction & housing).       1,000      16,480
Fanuc Co., Ltd. (electronic components & instruments)...       2,000      86,664
Fuji Bank, Ltd. (banking)...............................      20,000     442,046
Fuji Photo Film Co., Ltd. (recreation & other consumer
 goods).................................................       3,000      86,664
Fujitsu, Ltd. (data processing & reproduction)..........      23,000     256,406
Furukawa Electric Co., Ltd. (industrial components).....      33,000     161,551
Hankyu Corp. (transportation-road &
 rail) (a)..............................................      16,000      87,634
Hitachi, Ltd. (electrical & electronics)................      29,000     292,371
Honda Motor Co., Ltd. (automobiles).....................       4,000      82,593
Industrial Bank of Japan, Ltd. (banking)................      16,000     485,476
Ito-Yokado Co., Ltd. (merchandising)....................       5,000     308,269
Itochu Corp. (wholesale & international trade)..........      45,000     303,180
Japan Air Lines Co., Ltd. (transportation-airlines) (a).      24,000     159,369
Japan Energy Corp. (energy sources).....................      52,000     174,414
Joyo Bank, Ltd. (banking)...............................       8,000      64,368
Kajima Corp. (construction & housing)...................       9,000      88,991
Kansai Electric Power Co., Inc. (utilities-electrical &
 gas)...................................................       7,000     169,645
Kao Corp. (food & household products)...................      12,000     148,900
Kawasaki Steel Corp. (metals-steel).....................       6,000      20,939
Kinki Nippon Railway Co., Ltd. (transportation-road &
 rail)..................................................      23,000     173,910
Kirin Brewery Co., Ltd. (beverages & tobacco)...........      26,000     307,494
Kobe Steel, Ltd. (metals-steel) (a).....................      20,000      61,848
Komatsu, Ltd. (machinery & engineering).................      14,000     115,359
Kubota Corp. (machinery & engineering)..................       7,000      45,126
Marubeni Corp. (wholesale & international trade)........       5,000      27,095
Marui Co., Ltd. (merchandising).........................       1,000      20,842
Matsushita Electric Industrial Co., Ltd. (appliances &
 household durables)....................................      16,000     260,575

                                                            Shares      Value
                                                          ----------------------

JAPAN (CONTINUED)
Mitsubishi Chemical Corp. (chemicals)...................      34,000 $   165,457
Mitsubishi Corp. (multi-industry).......................      24,000     295,473
Mitsubishi Electric Corp. (electrical & electronics)....      15,000     108,040
Mitsubishi Estate Co., Ltd. (construction & housing)....       9,000     112,547
Mitsubishi Heavy Industries, Ltd. (machinery &
 engineering)...........................................      49,000     390,930
Mitsubishi Trust & Banking Corp. (financial services)...      11,000     183,411
Mitsui Engineering & Shipbuilding Co., Ltd. (machinery &
 engineering) (a).......................................      44,000     122,416
Mitsui Fudosan Co., Ltd. (construction & housing).......       2,000      24,623
Mitsui Marine & Fire Insurance Co., Ltd. (insurance)....       2,000      14,270
Mitsui Trust & Banking Co., Ltd. (financial services)...       7,000      76,680
Mitsukoshi, Ltd. (merchandising)........................       4,000      37,613
NEC Corp. (electrical & electronics)....................      14,000     171,002
New Oji Paper Co., Ltd. (forest products & paper).......      11,000      99,596
Nippon Express Co., Ltd. (transportation-road & rail)...       9,000      86,723
Nippon Paper Industries Co. (forest products & paper)...      13,000      90,358
Nippon Steel Corp. (metals-steel).......................      48,000     164,720
Nippon Yusen Kabushiki Kaish (transportation-shipping)..       5,000      29,034
Nippondenso Co., Ltd. (industrial components)...........       3,000      56,128
Nissan Motor Co., Ltd. (automobiles)....................      22,000     169,122
NKK Corp. (metals-steel) (a)............................      11,000      29,644
Nomura Securities Co., Ltd. (financial services)........      11,000     239,927
Obayashi Corp. (construction & housing).................      16,000     127,185
Osaka Gas Co., Ltd. (utilities-electrical & gas)........       6,000      20,765
Sakura Bank, Ltd. (banking).............................      22,000     279,381
Sankyo Co., Ltd. (health & personal care)...............       1,000      22,490
Sanyo Electric Co., Ltd. (appliances & household
 durables)..............................................      19,000     109,591
Sekisui Chemical Co. (building materials & components)..       2,000      29,470
Sekisui House, Ltd. (construction & housing)............       2,000      25,592
Seven-Eleven of Japan Co., Ltd. (merchandising).........       3,000     211,717
Sharp Corp. (appliances & household durables)...........       5,000      79,976
Shimizu Corp. (construction & housing)..................       9,000      91,608

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                           Shares      Value
                                                         ----------------------

COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Shiseido Co., Ltd. (health & personal care).............      2,000 $    23,847
Shizuoka Bank, Ltd. (banking)...........................      1,000      12,602
Sony Corp. (appliances & household durables)............      4,000     240,023
Sumitomo Bank, Ltd. (banking)...........................     22,000     467,057
Sumitomo Chemical Co., Ltd. (chemicals).................      6,000      29,954
Sumitomo Corp. (wholesale & international trade)........      3,000      30,536
Sumitomo Electric Industries, Ltd. (industrial
 components)............................................      2,000      24,041
Sumitomo Marine & Fire Insurance Co., Ltd. (insurance)..      6,000      49,323
Sumitomo Metal Industries, Ltd. (metals-steel)..........     29,000      87,992
Sumitomo Metal Mining Co., Ltd. (metals-nonferrous).....      5,000      44,980
Taisei Corp. (construction & housing)...................     23,000     153,621
Taisho Pharmaceutical Co., Ltd. (health & personal
 care)..................................................      1,000      19,776
Takeda Chemical Industries, Ltd. (health & personal
 care)..................................................     19,000     313,116
Teijin, Ltd. (chemicals)................................     58,000     296,869
Tobu Railway Co., Ltd. (transportation-road & rail).....      4,000      25,049
Tohoku Electric Power Co., Inc. (utilities-electrical &
 gas)...................................................      2,000      48,276
Tokai Bank, Ltd. (banking)..............................     17,000     237,309
Tokio Marine & Fire Insurance Co., Ltd. (insurance).....      3,000      39,261
Tokyo Dome Corp. (leisure & tourism)....................      1,000      17,158
Tokyo Electric Power Co., Inc. (utilities-electrical &
 gas)...................................................      8,080     216,184
Tokyo Gas Co., Ltd. (utilities-electrical & gas)........     37,000     130,559
Tokyu Corp. (transportation-road & rail)................     10,000      70,669
Toppan Printing Co., Ltd. (business & public services)..     39,000     514,170
Tostem Corp. (building materials & components)..........      3,000      99,751
Toto, Ltd. (building materials & components)............      1,000      13,959
Toyoda Automatic Loom Works, Ltd. (machinery &
 engineering)...........................................      1,000      17,934
Toyota Motor Corp. (automobiles)........................     28,000     594,436
Yamaichi Securities Co., Ltd. (financial services)......     29,000     225,744
Yamanouchi Pharmaceutical Co., Ltd. (health & personal
 care)..................................................      2,000      43,041

                                                           Shares      Value
                                                         ----------------------

JAPAN (CONTINUED)
Yamazaki Baking Co., Ltd. (food & household products)...      1,000 $    18,613
Yasuda Trust & Banking Co., Ltd. (financial services)...      3,000      17,769
                                                                    -----------
                                                                     14,420,792
                                                                    -----------
NETHERLANDS (1.9%)
Elsevier NV (broadcasting & publishing).................      3,900      52,065
Internationale Nederlanden Groep NV (insurance).........      1,300      86,938
Koninklijke PTT Nederland NV (forest products & paper)..      2,500      90,924
Philips Electronics NV (appliances & household
 durables)..............................................      1,600      57,892
Royal Dutch Petroleum Co. (energy sources)..............      2,300     321,687
Unilever NV (food & household products).................        700      98,472
Wolters Kluwer CVA (broadcasting & publishing)..........        300      28,409
                                                                    -----------
                                                                        736,387
                                                                    -----------
NEW ZEALAND (1.8%)
Brierley Investments Ltd. (multi-industry)..............     94,000      74,358
Carter Holt Harvey Ltd. (forest products & paper).......     69,200     149,291
Fletcher Challenge Ltd. (forest products & paper).......     52,100     120,234
Lion Nathan Ltd. (beverages & tobacco)..................     24,300      57,985
Telecom Corp. of New Zealand Ltd. (telecommunications)..     65,700     283,481
                                                                    -----------
                                                                        685,349
                                                                    -----------
NORWAY (2.6%)
Bergesen d.y. AS Class A (transportation-shipping)......      2,400      47,865
Bergesen d.y. AS Class B (transportation-shipping)......      1,400      27,478
Dyno Industrier AS (chemicals)..........................      1,200      28,111
Hafslund Nycomed AS Class A (health & personal care)....      2,700      70,728
Hafslund Nycomed AS Class B (health & personal care)....      1,700      43,187
Kvaerner AS Class B (machinery & engineering)...........      1,100      36,911
Norsk Hydro AS (energy sources).........................     12,400     522,077
Norske Skogindustrier AS Class A (forest products &
 paper).................................................      3,400     100,098
Orkla Borregaard AS Class A (multi-industry)............      2,300     114,675
                                                                    -----------
                                                                        991,130
                                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                            Shares      Value
                                                          ----------------------

COMMON STOCKS (CONTINUED)
SINGAPORE (3.3%)
City Developments, Ltd. (real estate)...................      17,000 $   123,792
DBS Land, Ltd. (real estate)............................      26,000      87,864
Development Bank of Singapore, Ltd. Foreign Registered
 (banking)..............................................      12,000     149,314
Fraser & Neave, Ltd. (beverages & tobacco)..............       7,000      89,080
Keppel Corp., Ltd. (machinery & engineering)............      13,000     115,804
Oversea-Chinese Banking Corp., Ltd. Foreign Registered
 (banking)..............................................      16,000     200,217
Singapore Airlines, Ltd. Foreign Registered
 (transportation-airlines)..............................      23,000     214,639
Singapore Press Holdings, Ltd. Foreign Registered
 (broadcasting & publishing)............................       6,000     106,047
Straits Steamship Land, Ltd. (multi-industry)...........      14,000      47,311
United Overseas Bank, Ltd. Foreign Registered (banking).      13,000     124,994
                                                                     -----------
                                                                       1,259,062
                                                                     -----------
SPAIN (3.0%)
Acerinox, SA (metals-steel).............................         286      28,927
Autopistas Concesionaria Espanola, SA (business & public
 services)..............................................       3,690      41,975
Banco Bilbao Vizcaya, SA (banking)......................       3,250     117,071
Banco Central Hispanoamericano, SA (banking)............       1,810      36,703
Banco Santander, SA (banking)...........................       2,150     107,930
Corporacion Bancaria de Espana, SA (banking)............       1,980      81,606
Corporacion Mapfre CIA Internacional de Reaseguros, SA
 (insurance)............................................         590      33,022
Empresa Nacional de Electricidad, SA (utilities-
 electrical & gas)......................................       3,350     189,709
Fomento de Construcciones y Contratas, SA (construction
 & housing).............................................         240      18,398
Gas Natural SDG, SA (utilities-electrical & gas)........         490      76,338
Iberdrola, SA (utilities-electrical & gas)..............      12,530     114,646
Repsol, SA (energy sources).............................       4,040     132,374
Telefonica de Espana (telecommunications)...............      11,900     164,794
                                                                     -----------
                                                                       1,143,493
                                                                     -----------
UNITED KINGDOM (8.8%)
Abbey National Plc (banking)............................       3,580      35,351
Barclays Plc (banking)..................................      19,429     222,923
Bass British Plc (beverages & tobacco)..................       2,350      26,233
BAT Industries Plc (beverages & tobacco)................      20,728     182,635
BOC Group Plc (chemicals)...............................       1,797      25,138

                                                            Shares      Value
                                                          ----------------------

UNITED KINGDOM (CONTINUED)
Boots Co. Plc (merchandising)...........................      2,524 $    22,964
British Airways Plc (transportation-airlines)...........      1,980      14,326
British Gas Plc (energy sources)........................     35,310     139,249
British Petroleum Co. Plc (energy sources)..............     28,060     234,821
British Telecommunications Plc (telecommunications).....     37,780     207,647
BTR Plc (multi-industry)................................     43,327     221,317
Cable & Wireless Plc (telecommunications)...............      5,660      40,424
Commercial Union Plc (insurance)........................      1,974      19,247
Forte Plc (leisure & tourism)...........................      2,285      11,725
General Electric Co. Plc (electrical & electronics).....     27,400     151,022
GKN Plc (machinery & engineering).......................      1,092      13,207
Glaxo Wellcome Plc (health & personal care).............     18,230     258,981
Grand Metropolitan Plc (multi-industry).................      5,514      39,723
Great Universal Stores Plc (merchandising)..............      1,050      11,167
Guinness Plc (beverages & tobacco)......................      4,010      29,511
Hanson Trust Plc (multi-industry).......................      8,500      25,404
HSBC Holdings Plc (GBP par) (financial services)........      1,763      27,537
Imperial Chemical Industries Plc (chemicals)............      1,150      13,623
Kingfisher Plc (merchandising)..........................      1,566      13,178
Lloyds TSB Group Plc (banking)..........................     41,236     212,237
Marks & Spencer Plc (merchandising).....................     38,290     267,521
MEPC Plc (real estate)..................................        980       6,010
National Power Plc (utilities-electrical & gas).........      2,320      16,191
Peninsular & Oriental Steam Navigation Co. Deferred
 Stock (transportation-shipping)........................      1,531      11,315
Prudential Corp. Plc (insurance)........................      5,490      35,374
Rank Organisation Plc (leisure & tourism)...............      2,290      16,568
Redland Plc (building materials & components)...........      1,864      11,258
Reed International Plc (broadcasting & publishing)......     22,420     341,828
Reuters Holdings Plc (broadcasting & publishing)........      2,430      22,260
RMC Group Plc (building materials & components).........        990      15,232
RTZ Corp. Plc (metals-nonferrous).......................      2,280      33,134
Sainsbury Plc (merchandising)...........................      3,870      23,614
Scottish Power Plc (utilities-electrical & gas).........     23,010     132,184
Thorn Emi Plc (appliances & household durables).........      1,630      38,391
Unilever Plc (food & household products)................      8,730     179,322
Vodafone Group Plc (multi-industry).....................      5,198      18,602
                                                                    -----------
                                                                      3,368,394
                                                                    -----------
Total Common Stocks
 (Cost $34,237,403).....................................             35,100,809
                                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                       Shares       Value
                                                     ---------------------------

PREFERRED STOCK (0.1%)
AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug (banking)...........        750  $    38,579
                                                                 -----------
Total Preferred Stock
 (Cost $43,803).....................................                  38,579
                                                                 -----------
                                                     Principal
                                                       Amount
                                                     ---------

SHORT-TERM INVESTMENTS (6.5%)
COMMERCIAL PAPER (6.5%)
Hasbro Corp.
 5.70%, due 1/2/96.................................. $1,800,000    1,799,715
Toyota Motor Corp.
 5.75%, due 1/3/96..................................    700,000      699,777
                                                                 -----------
Total Short-Term Investments
 (Cost $2,499,492)..................................               2,499,492
                                                                 -----------
Total Investments
 (Cost $36,780,698) (b).............................       98.5%  37,638,880 (c)
Cash and Other Assets,
 Less Liabilities...................................        1.5      557,323
                                                     ----------  -----------
Net Assets..........................................      100.0% $38,196,203
                                                     ==========  ===========

-------
(a) Non-income producing securities.
(b) The cost for Federal income tax purposes is $36,834,933.
(c) At December 31, 1995 net unrealized appreciation for securities was $803,947, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,721,993 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $918,046.
(d) Forward Foreign Currency Contracts Open at December 31, 1995:

    Contract                  In                    Delivery             Gross Unrealized
   To Deliver            Exchange For                 Date                 Appreciation
----------------        ---------------             --------             ----------------

BF    35,312,405        DM    1,717,659             1/30/96                  $  2,048
DM     3,723,350        $     2,641,070              1/5/96                    37,655
DM     1,970,673        IL2,245,000,000             1/23/96                    29,159
DM     1,795,568        FF    6,245,000              2/2/96                    19,222
DM       557,411        DK    2,170,000              2/9/96                     1,268
DM     4,835,959        $     3,434,645             4/18/96                    37,177
DM     2,425,000        $     1,727,868              5/3/96                    22,943
IL 1,495,000,000        DM    1,340,398             1/23/96                       255
IL   616,800,000        DM      549,321             4/23/96                     2,984
(Yen)909,400,000        $     9,007,974              2/5/96                   142,233
(Yen) 89,875,000        $       903,296              2/5/96                    27,104
(Yen)109,348,000        $     1,090,000              7/2/96                     2,417
N$     1,075,770        $       706,781              2/7/96                     5,766
(Pounds) 697,000        DM    1,551,947              1/3/96                     2,869
$      1,500,000        DM    2,181,150              1/5/96                    25,089
$      1,090,000        A$    1,480,978             2/26/96                     8,526
$        740,000        A$    1,000,111              4/2/96                       702
                                                                             --------
                                                                              367,417
                                                                             --------
    Contract                  In                    Delivery             Gross Unrealized
   To Deliver            Exchange For                 Date                 Depreciation
----------------        ---------------             --------             ----------------

A$     1,610,000        $     1,191,400             2/26/96                     2,829
DK     4,035,000        DM    1,037,008              2/9/96                     1,985
DM     1,564,765        (Pounds)697,000              1/3/96                    11,829
DM     5,382,406        $     3,695,987              1/5/96                    67,460
DM       610,000        $       412,343              2/5/96                    15,244
DM     3,078,763        $     2,100,756             2/21/96                    56,992
DM     1,511,645        $     1,045,000             3/25/96                    15,736
DM     1,550,500        (Pounds)700,000              4/2/96                     4,066
FF     9,595,000        DM    2,747,434              2/2/96                    37,475
IL   750,000,000        DM      653,680             1/23/96                    13,016
                                                                             --------
                                                                              226,632
                                                                             --------
Net Appreciation.....................................                        $140,785
                                                                             ========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

(e) Foreign cash held at December 31, 1995:

   Currency                             Cost                                              Value
---------------                      ----------                                         ----------
A$       19,973                      $   14,988                                         $   14,858
AS       27,744                           2,769                                              2,755
BF      186,556                           6,514                                              9,184
DK       13,897                           2,491                                              2,507
DM    1,312,508                         912,440                                            910,797
FF          901                             184                                                184
HK       97,240                          12,575                                             12,576
IL      257,117                             161                                              1,661
(Yen)   236,514                           2,318                                              2,293
MP            3                               1                                                  1
NG          881                             545                                                549
N$       20,276                          13,182                                             13,257
(Pounds)246,886                         383,108                                            384,418
S$        8,452                           6,007                                              5,975
SP    1,040,530                           8,628                                              8,577
                                     ----------                                         ----------
                                     $1,365,911                                         $1,369,592
                                     ==========                                         ==========

(f) The following abbreviations are used in footnotes (d) and (e):
  A$--Australian Dollar
  AS--Austrian Schilling
  BF--Belgian Franc
  DK--Danish Krone
  DM--Deutsche Mark
  FF--French Franc
  HK--Hong Kong Dollar
  IL--Italian Lira
  (Yen)--Japanese Yen
  MP--Mexican Peso
  NG--Netherland Guilder
  N$--New Zealand Dollar
  (Pounds)--Pound Sterling
  S$--Singapore Dollar
  SP--Spanish Peseta
  $--U.S. Dollar

The table below sets forth the diversification of International Equity Fund in-vestments by industry.

                                                          Value      Percent +
                                                       -----------------------

COMMON STOCKS, PREFERRED STOCK
& SHORT-TERM INVESTMENTS
Aerospace & Military Technology....................... $    27,105       0.1%
Appliances & Household Durables.......................     786,447       2.1
Automobiles...........................................   1,992,126       5.2
Banking...............................................   6,245,042      16.3
Beverages & Tobacco...................................   1,152,175       3.0
Broadcasting & Publishing.............................     641,069       1.7
Building Materials & Components.......................     558,642       1.5
Business & Public Services............................   1,097,288       2.9
Chemicals.............................................   1,563,503       4.0
Construction & Housing................................     712,432       1.9
Data Processing & Reproduction........................     312,546       0.8
Electrical & Electronics..............................   1,008,128       2.6
Electronic Components & Instruments...................      86,664       0.2
Energy Sources........................................   2,658,934       7.0
Financial Services....................................     933,847       2.4
Food & Household Products.............................     888,588       2.3
Forest Products & Paper...............................     721,168       1.9
Health & Personal Care................................   1,266,473       3.3
Industrial Components.................................     411,798       1.1
Insurance.............................................   1,674,027       4.4
Leisure & Tourism.....................................      45,452       0.1
Machinery & Engineering...............................     990,243       2.6
Merchandising.........................................   1,399,835       3.7
Metals-Nonferrous.....................................     344,304       0.9
Metals-Steel..........................................     421,382       1.1
Miscellaneous-Materials & Commodities.................     196,501       0.5
Miscellaneous-Materials & Components..................     300,999       0.8
Multi-Industry........................................   1,736,995       4.5
Real Estate...........................................     588,564       1.5
Recreation & Other Consumer Goods.....................   2,013,275       5.3
Telecommunications....................................   1,478,421       3.9
Textiles & Apparel....................................      29,752       0.1
Tire & Rubber.........................................      31,150       0.1
Transportation-Airlines...............................     413,284       1.1
Transportation-Road & Rail............................     443,985       1.2
Transportation-Shipping...............................     294,152       0.8
Utilities-Electrical & Gas............................   1,811,773       4.7
Wholesale & International Trade.......................     360,811       0.9
                                                       -----------     -----
                                                        37,638,880      98.5
Cash and Other Assets,
 Less Liabilities.....................................     557,323       1.5
                                                       -----------     -----
Net Assets............................................ $38,196,203     100.0%
                                                       ===========     =====

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $36,780,698)...................................  $37,638,880
Cash denominated in foreign currencies
 (identified cost $1,365,911)....................................    1,369,592
Cash.............................................................      423,973
Receivables:
 Fund shares sold................................................      167,670
 Dividends and interest..........................................       49,486
Unrealized appreciation on foreign currency contracts............      367,417
Unamortized organization expense (Note 1)........................       45,126
Other assets.....................................................           24
                                                                   -----------
  Total assets...................................................   40,062,168
                                                                   -----------
LIABILITIES:
Payables:
 Investment securities purchased.................................    1,245,163
 NYLIFE Distributors.............................................       36,461
 Adviser.........................................................       18,690
 Organization....................................................       12,299
 Transfer agent..................................................       12,200
 Fund shares redeemed............................................       10,944
 Custodian.......................................................        7,000
 Trustees........................................................          260
Accrued expenses.................................................       43,044
Dividend payable.................................................      253,272
Unrealized depreciation on foreign currency contracts............      226,632
                                                                   -----------
  Total liabilities..............................................    1,865,965
                                                                   -----------
Net assets.......................................................  $38,196,203
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A.........................................................  $    12,798
 Class B.........................................................       25,405
Additional paid-in capital.......................................   37,301,030
Accumulated undistributed net investment income..................      139,764
Accumulated distribution in excess of net realized gain on
 investments.....................................................     (136,995)
Accumulated distribution in excess of net realized gain on
 foreign currency transactions...................................     (144,733)
Net unrealized appreciation on investments.......................      858,182
Net unrealized appreciation on translation of assets and
 liabilities in foreign currencies...............................      140,752
                                                                   -----------
Net assets.......................................................  $38,196,203
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares......................  $12,855,624
                                                                   ===========
Shares of beneficial interest outstanding........................    1,279,772
                                                                   ===========
Net asset value per share outstanding............................  $     10.05
Maximum sales charge (5.50% of offering price)...................         0.58
                                                                   -----------
Maximum offering price per share outstanding.....................  $     10.63
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares......................  $25,340,579
                                                                   ===========
Shares of beneficial interest outstanding........................    2,540,481
                                                                   ===========
Net asset value per share outstanding............................  $      9.97
                                                                   ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Dividends (a).....................................................  $  350,196
 Interest..........................................................     199,815
                                                                     ----------
  Total income.....................................................     550,011
                                                                     ----------
Expenses: (Note 2)
 Advisory (Note 3).................................................     166,703
 Distribution--Class B (Note 3)....................................     126,455
 Administration (Note 3)...........................................     111,135
 Transfer agent....................................................      76,891
 Service (Note 3)..................................................      69,037
 Custodian.........................................................      35,386
 Registration......................................................      34,892
 Auditing..........................................................      30,000
 Legal.............................................................      22,846
 Shareholder communication.........................................      19,310
 Amortization of organization expense..............................      14,066
 Recordkeeping (Note 3)............................................      12,668
 Trustees..........................................................       1,026
 Miscellaneous.....................................................      16,969
                                                                     ----------
  Total expenses...................................................     737,384
                                                                     ----------
Net investment loss................................................    (187,373)
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
 Security transactions.............................................    (115,889)
 Foreign currency transactions.....................................   1,119,827
                                                                     ----------
Net realized gain on investments and foreign currency transactions.   1,003,938
                                                                     ----------
Net change in unrealized appreciation (depreciation) on
 investments:
 Security transactions.............................................   1,026,063
 Translation of assets and liabilities in foreign currencies.......      89,231
                                                                     ----------
Net unrealized gain on investments and foreign currencies..........   1,115,294
                                                                     ----------
Net realized and unrealized gain on investments and foreign
 currency transactions.............................................   2,119,232
                                                                     ----------
Net increase in net assets resulting from operations...............  $1,931,859
                                                                     ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $46,818.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                    September 13*
                                                       Year ended      through
                                                       December 31   December 31
                                                          1995          1994
                                                       -----------  -------------
INCREASE IN NET ASSETS:
Operations:
 Net investment loss.................................  $  (187,373)  $   (71,067)
 Net realized loss on investments....................     (115,889)      (21,106)
 Net realized gain (loss) on foreign currency
  transactions.......................................    1,119,827       (81,299)
 Net change in unrealized appreciation/(depreciation)
  on investments.....................................    1,026,063      (167,881)
 Net change in unrealized appreciation on translation
  of assets and liabilities in foreign currencies....       89,231        51,521
                                                       -----------   -----------
 Net increase (decrease) in net assets resulting from
  operations.........................................    1,931,859      (289,832)
                                                       -----------   -----------
Dividends and distributions to shareholders:
 From net investment income:
 Class A.............................................     (197,012)          --
 Class B.............................................     (357,222)          --
 In excess of net realized gain on investments and
  foreign currency transactions:
 Class A.............................................     (100,145)          --
 Class B.............................................     (181,583)          --
                                                       -----------   -----------
  Total dividends and distributions to shareholders..     (835,962)          --
                                                       -----------   -----------
Capital share transactions:
 Net proceeds from sale of shares:
 Class A.............................................   12,687,452           --
 Class B.............................................   16,939,110    11,209,117
 Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions:
 Class A.............................................       63,636           --
 Class B.............................................      519,055           --
                                                       -----------   -----------
                                                        30,209,253    11,209,117
 Cost of shares redeemed:
 Class A.............................................     (284,551)          --
 Class B.............................................  (13,373,866)     (369,815)
                                                       -----------   -----------
  Increase in net assets derived from capital share
   transactions......................................   16,550,836    10,839,302
                                                       -----------   -----------
  Net increase in net assets.........................   17,646,733    10,549,470
NET ASSETS:
Beginning of period..................................   20,549,470    10,000,000
                                                       -----------   -----------
End of period........................................  $38,196,203   $20,549,470
                                                       ===========   ===========
Accumulated undistributed net investment income......  $   139,764   $       --
                                                       ===========   ===========

-------
* Commencement of Operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     THE MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                      Class B
                                                                   -------------
                                             Class A    Class B    September 13*
                                             --------   --------      through
                                                Year ended          December 31
                                             December 31, 1995         1994
                                             -------------------   -------------
Net asset value at beginning of period.....  $   9.77   $   9.77      $ 10.00
                                             --------   --------      -------
Net investment income (loss)...............      0.27       0.26        (0.04)
Net realized and unrealized gain (loss) on
 investments...............................      0.10       0.07        (0.16)
Net realized and unrealized gain (loss) on
 foreign currency transactions.............      0.14       0.09        (0.03)
                                             --------   --------      -------
Total from investment operations...........      0.51       0.42        (0.23)
                                             --------   --------      -------
Less dividends and distributions:
From net investment income.................     (0.15)     (0.15)         --
In excess of net realized gain on
 investments and foreign currency
 transactions..............................     (0.08)     (0.07)         --
                                             --------   --------      -------
Total dividends and distributions to
 shareholders..............................     (0.23)     (0.22)         --
                                             --------   --------      -------
Net asset value at end of period...........  $  10.05   $   9.97      $  9.77
                                             ========   ========      =======
Total investment return (a)................      5.25%      4.27%       (2.30%)
Ratios (to average net assets)/Supplemental
 Data:
 Net investment loss.......................      (0.2%)     (1.0%)       (1.6%)+
 Expenses..................................       2.2%       3.0%         3.9% +
Portfolio turnover rate....................        25%        25%           9%
Net assets at end of period (in 000's).....  $ 12,856   $ 25,341      $20,549

-------
  * Commencement of Operations.
  + Annualized
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the International Equity Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be im-posed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (ex-cept for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek long-term growth of capital commen-surate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the International Equity Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices,
(b) by appraising common and preferred stocks traded on other United States na-tional securities exchanges or foreign securities exchanges as nearly as possi-ble in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market Sys-tem, (c) by appraising over-the-counter securities quoted on the National Asso-ciation of Securities Deal-

--------------------------------------------------------------------------------
                     THE MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

ers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securi-ties not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representa-tive of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to ma-turity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign ex-changes and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a spec-ified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The International Equity Fund enters into forward foreign currency exchange contracts in order to hedge its foreign currency denominated invest-ments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabili-ties. The contract or notional amounts reflect the extent of the Fund's in-volvement in these financial instruments. Risks arise from the possible move-ments in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organ-ization and registration totalled approximately $61,000 and are being amortized over 60 months beginning at the commencement of operations.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $1,163,099 and $101,461 have been reclassi-fied from accumulated undistributed net realized gain on foreign currency transactions to accumulated net investment loss and additional paid in capital, respectively, due to the tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The International Equity Fund intends to de-clare and pay dividends quarterly.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securi-ties purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities of the International Equity Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and

--------------------------------------------------------------------------------
                     THE MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

the changes in net assets resulting from changes in market prices are not sepa-rately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated as-sets and liabilities at year-end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks in-clude those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign govern-mental laws or restrictions.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of the average daily net assets of 0.60% and 0.40%, respectively.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will re-duce their fee payable by the Fund by 50% of the amount

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $63,684 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $22,447.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

--------------------------------------------------------------------------------
                     THE MAINSTAY INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

CAPITAL. At December 31, 1995 NYLIFE Distributors held shares of Class A of the Fund with a net asset value of $10,050,000.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $7,506.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $1,474 for the year ended December 31, 1995.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of operations.

NOTE 4 -- FEDERAL INCOME TAX:

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards of $28,037 are available to the extent provided by regulations to offset future realized gains through 2003. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, the Fund intends to elect, to the extent provided by the regulations, to treat $54,724 of qualifying capital losses that arose during the year as if they arose on January 1, 1996.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $28,458 and $5,205, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                  September 13*
                                                    Year Ended       through
                                                    December 31    December 31
                                                       1995           1994
                                                  --------------- -------------
                                                  Class A Class B    Class B
                                                  ------- ------- -------------
Shares sold......................................  1,304   1,761      2,140
Shares issued in reinvestment of dividends and
 distributions...................................      6      52        --
                                                   -----   -----      -----
                                                   1,310   1,813      2,140
Shares redeemed..................................     30   1,376         37
                                                   -----   -----      -----
Net increase.....................................  1,280     437      2,103
                                                   =====   =====      =====

-------
*Commencement of Operations.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay International Equity Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter re-ferred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these fi-nancial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the cus-todian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------

GROWTH FUNDS


FUND                            RISK/REWARD          HOW IT INVESTS                        CHOOSE THIS FUND IF...
----                            -----------          --------------                        ----------------------
Capital Appreciation Fund   [horizontal bar graph    Invests primarily in common stocks    You want your investments to grow
                             indicating risk/reward  of companies in expanding markets     and are willing to accept a higher
                             of fund]                with strong growth potential          level of risk for higher return potential


Equity Index Fund           [horizontal bar graph    Invests in a portfolio that tracks    You seek a conservative way to partici-
                             indicating risk/reward  the makeup and returns of the         pate in the growth potential of stocks+
                             of fund]                S&P 500*

International Equity Fund   [horizontal bar graph    Offers broad diversification into     You prefer the higher return potential
                             indicating risk/reward  international stock markets with      of international equities or want to add
                             of fund]                an emphasis on risk control           diversification to your domestic
                                                                                           investments++

GROWTH & INCOME FUNDS


FUND                        RISK/REWARD            HOW IT INVESTS                            CHOOSE THIS FUND IF...
----                        -----------            --------------                            ----------------------
Total Return Fund       [horizontal bar graph      Balances current income with growth       You seek a combination of income and
                         indicating risk/reward    opportunities by investing in stocks,     growth potential and want to manage
                         of fund]                  bonds, and money market instruments       risk through diversification

Value Fund              [horizontal bar graph      Seeks undervalued stocks with             You seek to maximize total return from
                         indicating risk/reward    attractive dividends and a stimulus       securities which may have more poten-
                         of fund]                  for positive change                       tial than the market currently sees

Convertible Fund        [horizontal bar graph      Invests in convertible securities for     You want income from securities that
                         indicating risk/reward    a special blend of long-term growth       may offer growth potential if converted
                         of fund]                  potential and dividend income             into common stock

* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

|| Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

 # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS


FUND                        RISK/REWARD           HOW IT INVESTS                          CHOOSE THIS FUND IF...
----                        -----------           --------------                          ----------------------
Government Fund          [horizontal bar graph    Seeks a high level of current income    You are seeking to combine high current
                          indicating risk/reward  consistent with safety of principal     income and safety of principal
                          of fund]                primarily from U.S. government
                                                  securities(S)

High Yield               [horizontal bar graph    An aggressive high yield bond           You want to maximize current income
Corporate Bond Fund       indicating risk/reward  fund that is actively managed for       and can accept the higher risk of
                          of fund]                maximum current income                  securities with high yield potential

International Bond Fund  [horizontal bar graph    Seeks high current yields and           You prefer the higher return potential of
                          indicating risk/reward  competitive total return from non-      international bonds or want to add
                          of fund]                U.S. bonds with an emphasis on          diversification to your domestic
                                                  risk control                            investments++

Money Market Fund        [horizontal bar graph    Seeks to provide current income,        You are averse to risk or want to earn
                          indicating risk/reward  stability of principal, and liquidity,  competitive yields on cash you're plan-
                          of fund]                with free checkwriting||                ning to spend or invest in the near future

TAX-FREE INCOME FUNDS


FUND                            RISK/REWARD            HOW IT INVESTS                      CHOOSE THIS FUND IF...
----                            -----------            --------------                      ----------------------
Tax Free Bond Fund         [horizontal bar graph       Seeks high current income that's    You're in a high federal income tax
                            indicating risk/reward     exempt from regular federal         bracket or want to pay less of your
                            of fund]                   income tax#                         investment income to the IRS

California Tax Free Fund   [horizontal bar graph       Seeks high current income exempt    You're a California resident and want to
                            indicating risk/reward     from both federal and California    keep more of what you earn by investing
                            of fund]                   income taxes consistent with        for income that's double tax free#
                                                       preservation of capital#

New York Tax Free Fund     [horizontal bar graph       Seeks high current income exempt    You're a New York State or City resident
                            indicating risk/reward     from federal, New York State, and   and want to keep more of what you earn
                            of fund]                   New York City income taxes consis-  with income that's double or triple tax tent with preservation of capital#  free#

If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

                      This page intentionally left blank

----------------------------------------------------------------
                   MainStay International
                       Equity Fund
----------------------------------------------------------------

                   1995 annual report
                   The year in review
                     fund results
                   & portfolio highlights

                   [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

----------------------------------------------------------------
                   December 31, 1995
----------------------------------------------------------------

                   Officers & Trustees

           Alice T. Kane   Chairperson and Trustee
           Walter W. Ubl   President and Trustee
Nancy Maginnes Kissinger   Trustee
        Terry L. Lierman   Trustee
     Donald E. Nickelson   Trustee
  Ralph A. Pfeiffer, Jr.   Trustee
          Donald K. Ross   Trustee
     Richard S. Trutanic   Trustee
      Jefferson C. Boyce   Senior Vice President
        Anthony W. Polis   Chief Financial Officer
         Richard A. Topp   Vice President
      Richard W. Zuccaro   Vice President
     A. Thomas Smith III   Secretary


            Dechert Price & Rhoads
               Legal Counsel


[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay International Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

[LOGO OF RECYCLED PAPER APPEARS HERE]                            MSAN11 (296)

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                         Chairperson's Letter     2
                   MainStay Money Market Fund
                 Portfolio Managers' Comments     4
                     Yields & Lipper Rankings     5
                         Financial Statements     6
                Notes to Financial Statements     12
            Report of Independent Accountants     15
                           The MainStay Funds     16

--------------------------------------------------------------------------------
CHAIRPERSON'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE APPEARS HERE]

Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995

We are pleased to report to you on the activities and investment results of the MainStay/(R)/ Money Market Fund for the twelve months ended December 31, 1995. For the seven-day period ending December 27, 1995, the Money Market Fund had a yield of 5.25% for both Class A and Class B shares.

Throughout the year, the Fund was continually managed with emphasis on high quality, liquidity, and capital preservation. Special attention was given to judicious security selection, particularly among Japanese banks.

The Federal Reserve lowered short-term interest rates modestly in July and December. In this shifting environment, the Fund's portfolio managers carefully selected investments to capitalize on market opportunities while seeking to minimize investment risk. Though investments in the MainStay Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share, we continue to believe the MainStay Money Market Fund represents an appropriate choice for investors seeking quality, liquidity, and preservation of capital.

The portfolio's management and makeup are discussed on the following pages. While positive money market returns are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.


/s/ Alice T. Kane

Alice T. Kane
January 1996

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

For the seven-day period ended December 27, 1995, the MainStay Money Market Fund provided a yield of 5.25% for both Class A and Class B shares.


[PHOTO OF MONEY MARKET TEAM APPEARS HERE]


Money Market Team - Ravi Akhoury, Frank Salem, and Jessica Terc
(left to right)

During the year, a variety of factors influenced interest rate movements across the maturity spectrum. Longer maturity issues appeared to anticipate easing by the Federal Reserve and progress on the budget front. In July and December, the Federal Reserve made modest cuts in short-term rates. Interestingly, 5-year intermediate-term rates dropped to a level virtually even with short-term rates, flattening a portion of the yield curve, and increasing the attractiveness of short-term securities.

Strategically, the Money Market Fund continued to emphasize high quality, liquid securities that offered high current yield consistent with preservation of capital. During the year, we remained cautious in our security selection, particularly in light of difficulties at Barings Bank.

We have tried to remain conservative in identifying investment opportunities, always seeking as high a level of current income as we consider consistent with the preservation of capital and liquidity. [ ]


Ravi Akhoury, Frank Salem
Portfolio Managers



Maturity Spectrum
--------------------------------------------------------------------------------
Fixed-income securities may carry a variety of maturities, from as short as overnight to as long as 30 years.

Yield Curve
--------------------------------------------------------------------------------
When the interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a "yield curve."

Flattened Yield Curve
--------------------------------------------------------------------------------
Generally, short-term rates are lower than intermediate- or long-term rates. When short- and intermediate-term rates are equal, the portions of the yield curve that reflect these maturities will be flat.

--------------------------------------------------------------------------------
YIELDS & LIPPER RANKINGS as of 12/31/95
--------------------------------------------------------------------------------

Fund SEC yields*
-----------------------------------------------------------------------------------------------------------------------
                                          7-day effective yield
-----------------------------------------------------------------------------------------------------------------------
Class A                                           5.25%
Class B                                           5.25%
-----------------------------------------------------------------------------------------------------------------------

Fund Lipper+ rankings and year-end Lipper category returns
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Life of Fund/Class
                                                  1 year                     5 years                through 12/31/95
-----------------------------------------------------------------------------------------------------------------------
Class A                                    101 out of 256 funds                n/a                101 out of 256 funds
Class B                                    101 out of 256 funds        63 out of 173 funds        50 out of 111 funds
Average Lipper money market fund                  5.37%                       4.11%                      5.58%
-----------------------------------------------------------------------------------------------------------------------

--------------------
* Past performance is no guarantee of future results. Investments in the MainStay Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Administrator and Adviser have agreed to assume a portion of the expenses for the Money Market Fund; had these expenses not been assumed, the average 7-day yield would have been 5.05%. Yield is based on the latest 7-day period ending 12/27/95. This expense limitation may be terminated or revised at any time.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95, the Lipper money market fund category included 256 funds. The Fund's Class A shares were first offered to the public 1/3/95; Class B shares 5/1/86.

--------------------------------------------------------------------------------
                         THE MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                        Principal   Amortized
                                                          Amount       Cost
                                                      -------------------------
SHORT-TERM INVESTMENTS (100.0%)+
ASSET-BACKED SECURITY (0.2%)
Ford Credit Auto Lease Trust
 Series 1995-1 Class A1
 6.00%, due 5/15/96 (c)(d)............................. $  509,411 $    509,351
                                                                   ------------
BANK NOTES (2.4%)
First Systems Bank-Fargo, North Dakota
 5.93%, due 6/3/96 (c)(d)..............................  2,500,000    2,500,239
Fleet National Bank-Providence,
 Rhode Island
 5.87%, due 10/30/96 (c)(d)............................  5,000,000    5,000,000
                                                                   ------------
                                                                      7,500,239
                                                                   ------------
CERTIFICATES OF DEPOSIT (9.2%)
Bayerische Vereinsbank AG
 6.00%, due 7/24/96 (d)................................  7,000,000    7,000,000
First National Bank of Maryland
 5.90%, due 10/23/96 (c)(d)............................  8,000,000    8,000,000
Industrial Bank of Japan Ltd.
 5.86%, due 1/11/96 (d)................................  3,000,000    2,999,688
 5.87%, due 1/8/96 (d).................................  4,000,000    3,999,720
Mercantile Safe Deposit & Trust Co.
 5.72%, due 12/23/96 (c)(d)............................  2,000,000    2,000,994
Mitsubishi Bank
 6.13%, due 1/4/96 (d).................................  5,000,000    5,000,004
                                                                   ------------
                                                                     29,000,406
                                                                   ------------
MEDIUM-TERM NOTES (14.6%)
American Express Centurion Bank
 5.93%, due 2/16/96 (c)(d).............................  5,000,000    4,999,696
AT&T Capital Corp.
 6.30%, due 7/25/96 (d)................................  1,765,000    1,769,746
 6.99%, due 10/4/96 (d)................................  2,375,000    2,395,030
Corestates Capital Corp.
 6.10%, due 5/15/96 (c)(d).............................    750,000      750,000
First National Bank of Minneapolis
 9.33%, due 2/26/96 (d)................................  4,000,000    4,020,377
First Security Bank of Idaho
 6.88%, due 10/4/96 (d)................................  8,440,000    8,513,849
General Electric Capital Corp.
 5.71%, due 6/6/96 (c)(d)..............................  6,000,000    6,000,000
Household Finance Corp.
 9.38%, due 2/15/96 (d)................................  2,000,000    2,007,298
International Lease Finance Corp.
 6.80%, due 9/30/96 (d)................................  4,260,000    4,289,629

                                                        Principal   Amortized
                                                          Amount       Cost
                                                      -------------------------
MEDIUM-TERM NOTES (CONTINUED)
Kingdom of Spain
 9.35%, due 5/27/96 (d)................................ $2,000,000 $  2,026,280
Norwest Corp.
 4.86%, due 6/28/96 (d)................................  3,100,000    3,085,087
Toyota Motor Credit Corp.
 5.20%, due 1/12/96 (c)(d).............................  1,000,000      999,969
Xerox Credit Corp.
 5.30%, due 3/29/96 (c)(d).............................  5,000,000    5,000,000
                                                                   ------------
                                                                     45,856,961
                                                                   ------------
COMMERCIAL PAPER (73.6%)
ABN-AMRO North America Finance Inc.
 5.68%, due 2/16/96....................................  3,500,000    3,474,598
Banca CRT Financial Corp.
 5.52%, due 5/15/96....................................  2,600,000    2,546,180
 5.65%, due 1/26/96....................................  3,500,000    3,486,267
 5.67%, due 3/1/96.....................................  2,000,000    1,981,100
 5.69%, due 2/26/96....................................  2,200,000    2,180,528
 5.79%, due 1/25/96....................................  5,000,000    4,980,700
Banco Boavista S.A.
 5.63%, due 4/15/96....................................  1,000,000      983,579
Banco Nacional de Comercio Exterior
 5.85%, due 1/16/96....................................  3,000,000    2,992,688
Banco Real S.A., Grand Cayman
 5.63%, due 4/12/96....................................  1,000,000      984,063
Bancomer S.A.
 5.37%, due 9/13/96....................................  4,000,000    3,847,253
 5.39%, due 7/11/96....................................  8,000,000    7,770,027
 5.42%, due 7/11/96....................................  3,000,000    2,913,280
Bank of Scotland
 5.32%, due 6/11/96....................................  9,000,000    8,784,540
Barton Capital Corp.
 5.95%, due 1/9/96 (b).................................  2,500,000    2,496,694
 6.00%, due 1/9/96 (b).................................  6,000,000    5,992,000
BEAL Cayman Ltd.
 5.59%, due 3/14/96....................................  5,000,000    4,943,324
BIL North America Inc.
 5.65%, due 2/1/96.....................................  2,000,000    1,990,269
 5.74%, due 1/29/96....................................  1,500,000    1,493,303
Caisse Centrale des Banques Populaires
 5.61%, due 3/18/96....................................  6,000,000    5,928,005
 5.75%, due 1/8/96.....................................  8,000,000    7,991,056
Cargill Financial Services Corp.
 5.65%, due 2/5/96 (b).................................  4,000,000    3,978,028
Cargill Inc.
 5.75%, due 1/8/96.....................................    900,000      898,994

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                        Principal   Amortized
                                                          Amount       Cost
                                                      -------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Coles Myer Finance Ltd.
 5.70%, due 2/6/96..................................... $2,000,000 $  1,988,600
 5.71%, due 2/2/96.....................................  5,000,000    4,974,622
 5.71%, due 2/6/96.....................................  3,500,000    3,480,015
 5.74%, due 2/2/96.....................................  4,000,000    3,979,591
Compagnie Bancaire
 5.52%, due 4/11/96....................................  6,000,000    5,907,080
 5.62%, due 1/10/96....................................  4,500,000    4,493,678
Corporacion Andina de Fomento
 5.75%, due 1/18/96....................................    850,000      847,692
COSCO (Cayman) Co. Ltd.
 5.75%, due 2/9/96.....................................  1,500,000    1,490,656
Credito Italiano (DE) Inc.
 5.66%, due 1/29/96....................................  6,000,000    5,973,587
Diamond Asset Funding Corp.
 5.97%, due 1/31/96 (b)................................  9,000,000    8,955,225
Echlin Inc.
 5.75%, due 1/29/96....................................  6,000,000    5,973,167
Explorer Pipeline Co.
 5.65%, due 2/23/96 (b)................................  3,990,000    3,956,811
Idaho Power Co.
 5.85%, due 1/9/96.....................................  3,000,000    2,996,100
Island Finance Puerto Rico Inc.
 5.71%, due 1/30/96....................................  7,200,000    7,166,882
 5.72%, due 1/22/96....................................  4,500,000    4,484,985
Kingdom of Sweden
 5.61%, due 4/4/96.....................................  3,500,000    3,448,731
 5.65%, due 3/8/96.....................................  7,300,000    7,223,238
Morgan Stanley Group Inc.
 5.70%, due 2/9/96.....................................  1,500,000    1,490,738
NICOR Inc.
 5.63%, due 2/9/96.....................................  9,660,000    9,601,082

                                                     Principal      Amortized
                                                       Amount          Cost
                                                   ----------------------------
COMMERCIAL PAPER (CONTINUED)
Pemex Capital Inc.
 5.65%, due 1/23/96................................. $4,000,000    $  3,986,189
 5.70%, due 2/16/96.................................  6,400,000       6,353,387
 5.90%, due 1/17/96.................................  2,500,000       2,493,444
Petroleo Brasileiro S.A.-Petrobras
 5.72%, due 1/3/96..................................  5,000,000       4,998,411
 5.74%, due 1/3/96..................................  3,700,000       3,698,820
Shinhan Bank
 5.82%, due 2/12/96.................................  2,900,000       2,880,309
Songs Fuel Co.
 5.57%, due 3/15/96.................................  3,000,000       2,965,652
 5.80%, due 1/31/96.................................  9,000,000       8,956,500
Svenska Handelsbanken Inc.
 5.60%, due 1/16/96.................................  1,500,000       1,496,500
 5.62%, due 1/16/96.................................  9,000,000       8,978,925
 5.64%, due 3/29/96.................................  2,500,000       2,465,533
 5.75%, due 1/26/96.................................  1,000,000         996,007
Unibanco-Uniao de Bancos Brasilieros S.A., Grand
 Cayman
 5.66%, due 4/15/96.................................  4,000,000       3,933,967
USL Capital Corp.
 5.73%, due 1/26/96.................................  6,500,000       6,474,280
                                                                   ------------
                                                                    231,746,880
                                                                   ------------
Total Short-Term Investments
 (Amortized Cost $314,613,837) (e)..................      100.0%    314,613,837
Cash and Other Assets,
 Less Liabilities...................................        0.0(a)      109,247
                                                     ----------    ------------
Net Assets..........................................      100.0%   $314,723,084
                                                     ==========    ============

-------
(a) Less than one tenth of a percent.
(b) May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at December 31, 1995.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of Money Market Fund investments by industry.

                                                          Amortized
                                                             Cost     Percent +
                                                       -------------------------
SHORT-TERM INVESTMENTS
Auto Manufacturing...................................... $    999,969     0.3%
Auto Parts..............................................    5,973,167     1.9
Banks #.................................................  199,018,832    63.2
Brokerage...............................................    1,490,738     0.5
Computers & Office Equipment............................    5,000,000     1.6
Conglomerates...........................................    6,000,000     1.9
Consumer Financial Services.............................    2,516,650     0.8
Finance.................................................   28,975,461     9.2
Food....................................................    4,877,022     1.6
Foreign Government......................................   12,698,249     4.0
Oil Services............................................    3,956,811     1.3
Retail..................................................   14,422,828     4.6
Utilities...............................................   14,918,252     4.7
Utilities-Gas...........................................    9,601,082     3.1
Utilities-Telephone.....................................    4,164,776     1.3
                                                         ------------   -----
                                                          314,613,837   100.0
Cash and Other Assets,
 Less Liabilities.......................................      109,247     0.0(a)
                                                         ------------   -----
Net Assets.............................................. $314,723,084   100.0%
                                                         ============   =====

-------
 +  Percentages indicated are based on Fund net assets.
 # The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
(a) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (amortized cost $314,613,837)...................................  $314,613,837
Cash.............................................................        67,885
Receivables:
 Interest........................................................     1,517,141
 Fund shares sold................................................       441,272
Other assets.....................................................           264
                                                                   ------------
  Total assets...................................................   316,640,399
                                                                   ------------
LIABILITIES:
Payables:
 Fund shares redeemed............................................       309,500
 Transfer agent..................................................       100,300
 NYLIFE Distributors.............................................        23,414
 Adviser.........................................................        19,165
 Custodian.......................................................         6,150
 Trustees........................................................         2,324
Accrued expenses.................................................        72,666
Dividend payable.................................................     1,383,796
                                                                   ------------
  Total liabilities..............................................     1,917,315
                                                                   ------------
Net assets.......................................................  $314,723,084
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A.........................................................  $    348,804
 Class B.........................................................     2,798,560
Additional paid-in capital.......................................   311,589,063
Accumulated net realized loss on investments.....................       (13,343)
                                                                   ------------
Net assets.......................................................  $314,723,084
                                                                   ============
CLASS A
Net assets applicable to outstanding shares......................  $ 34,880,382
                                                                   ============
Shares of beneficial interest outstanding........................    34,880,382
                                                                   ============
Net asset value per share outstanding............................  $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares......................  $279,842,702
                                                                   ============
Shares of beneficial interest outstanding........................   279,856,045
                                                                   ============
Net asset value per share outstanding............................  $       1.00
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Interest.........................................................  $16,332,442
                                                                    -----------
Expenses: (Note 2)
 Transfer agent...................................................      738,116
 Administration (Note 3)..........................................      674,279
 Advisory (Note 3)................................................      674,279
 Shareholder communication........................................      117,451
 Registration.....................................................       93,479
 Recordkeeping (Note 3)...........................................       53,064
 Legal............................................................       36,890
 Custodian........................................................       35,828
 Auditing.........................................................       15,604
 Trustees.........................................................       11,028
 Miscellaneous....................................................        5,121
                                                                    -----------
  Total expenses before reimbursement.............................    2,455,139
Expense reimbursement from Administrator and Adviser (Note 3).....     (565,950)
                                                                    -----------
  Net expenses....................................................    1,889,189
                                                                    -----------
Net investment income.............................................   14,443,253
                                                                    -----------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments..................................       (4,137)
                                                                    -----------
Net increase in net assets resulting from operations..............  $14,439,116
                                                                    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    September 1
                                     Year ended       through      Year ended
                                     December 31    December 31     August 31
                                        1995           1994*          1994
                                    -------------  -------------  -------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income............  $  14,443,253  $   3,202,450  $   5,254,640
 Net realized loss on investments.         (4,137)          (154)        (9,052)
                                    -------------  -------------  -------------
 Net increase in net assets
  resulting from operations.......     14,439,116      3,202,296      5,245,588
                                    -------------  -------------  -------------
Dividends to shareholders:
 From net investment income:
 Class A..........................     (1,363,704)      --             --
 Class B..........................    (13,079,549)    (3,202,450)    (5,254,640)
                                    -------------  -------------  -------------
  Total dividends to shareholders.    (14,443,253)    (3,202,450)    (5,254,640)
                                    -------------  -------------  -------------
Capital share transactions:
 Net proceeds from sale of shares:
 Class A..........................     88,180,222       --             --
 Class B..........................    421,595,747    144,136,050    368,377,734
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
 Class A..........................      1,157,312       --             --
 Class B..........................     12,087,359      2,731,679      4,605,079
                                    -------------  -------------  -------------
                                      523,020,640    146,867,729    372,982,813
 Cost of shares redeemed:
 Class A..........................    (54,457,152)      --             --
 Class B..........................   (375,748,656)  (117,432,156)  (330,403,881)
                                    -------------  -------------  -------------
  Increase in net assets derived
   from capital share
   transactions...................     92,814,832     29,435,573     42,578,932
                                    -------------  -------------  -------------
  Net increase in net assets......     92,810,695     29,435,419     42,569,880
NET ASSETS:
Beginning of period...............    221,912,389    192,476,970    149,907,090
                                    -------------  -------------  -------------
End of period.....................  $ 314,723,084  $ 221,912,389  $ 192,476,970
                                    =============  =============  =============

-------
* The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                  Class B
                                              ---------------------------------------------------
                         Class A    Class B   September 1
                         --------  ---------    through           Year ended August 31
                             Year ended       December 31  --------------------------------------
                         December 31, 1995       1994*       1994      1993      1992      1991
                         -------------------  -----------  --------  --------  --------  --------
Net asset value at
 beginning of period.... $   1.00  $    1.00   $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
                         --------  ---------   --------    --------  --------  --------  --------
Net investment income...     0.05       0.05       0.02        0.03      0.03      0.04      0.06
                         --------  ---------   --------    --------  --------  --------  --------
Less dividends from net
 investment income......    (0.05)     (0.05)     (0.02)      (0.03)    (0.03)    (0.04)    (0.06)
                         --------  ---------   --------    --------  --------  --------  --------
Net asset value at end
 of period.............. $   1.00  $    1.00   $   1.00    $   1.00  $   1.00  $   1.00  $   1.00
                         ========  =========   ========    ========  ========  ========  ========
Total investment
 return (a).............     5.51%      5.51%      1.54%       3.08%     2.71%     3.80%     6.63%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..      5.4%       5.4%       4.6%+       3.1%      2.7%      4.0%      6.5%
 Net expenses...........      0.7%       0.7%       0.7%+       0.7%      0.7%      0.7%      0.7%
 Expenses (before
  reimbursement)........      0.9%       0.9%       0.9%+       1.0%      0.9%      1.0%      0.9%
Net assets at end of
 period (in 000's)...... $ 34,880  $ 279,843   $221,912    $192,477  $149,907  $182,567  $246,954

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the Money Market Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so.

SECURITIES VALUATION. Securities are valued at amortized cost, which approxi-mates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortiza-tion to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly.

Income dividends are determined in accordance with Federal income tax regula-tions which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Interest income is accrued daily and discounts on se-curities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of the average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 to $700 million, 0.20% on assets from $700 million to $1.0 billion and 0.175% on assets in excess of $1.0 billion.

The Adviser and Administrator have voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annualized basis 0.70% of the average daily net assets of the Fund. Such excess assumed for the year ended December 31, 1995 was $565,950.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will reduce their fee pay-able by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense lim-itation for the year ended December 31, 1995.

--------------------------------------------------------------------------------
                         THE MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE. Even though the Fund does not assess a con-tingent deferred sales charge upon redemption of Class B shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors received from shareholders the proceeds from contin-gent deferred sales charges for the year ended December 31, 1995 in the amount of $635,470.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $30,451.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $15,986 for the year ended December 31, 1995.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of operations.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                           Year Ended      through   Year Ended
                                           December 31   December 31 August 31
                                              1995          1994*       1994
                                         --------------- ----------- ----------
                                         Class A Class B        Class B
                                         ------- ------- ----------------------
Shares sold............................. 88,180  421,596   144,136    368,378
Shares issued in reinvestment of divi-
 dends and distributions................  1,157   12,087     2,732      4,605
                                         ------  -------   -------    -------
                                         89,337  433,683   146,868    372,983
Shares redeemed......................... 54,457  375,749   117,432    330,404
                                         ------  -------   -------    -------
Net increase............................ 34,880   57,934    29,436     42,579
                                         ======  =======   =======    =======

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay Money Market Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

--------------------------------------------------------------------------------
THE MAINSTAY FUNDS
--------------------------------------------------------------------------------

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD        HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------


                           [horizontal bar       Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund  graph indicating      of companies in expanding markets       and are willing to accept a higher
                           risk/reward of fund]  with strong growth potential            level of risk for higher return potential
------------------------------------------------------------------------------------------------------------------------------------

                           [horizontal bar       Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund          graph indicating      the makeup and returns of the           pate in the growth potential of stocks/+/
                           risk/reward of fund]  S&P 500*
------------------------------------------------------------------------------------------------------------------------------------

                           [horizontal bar       Offers broad diversification into       You prefer the higher return potential
International Equity Fund  graph indicating      international stock markets with        of international equities or want to add
                           risk/reward of fund]  an emphasis on risk control             diversification to your domestic
                                                                                         investments/++/
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD        HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                           [horizontal bar       Balances current income with growth     You seek a combination of income and
Total Return Fund          graph indicating      opportunities by investing in stocks,   growth potential and want to manage
                           risk/reward of fund]  bonds, and money market instruments     risk through diversification
------------------------------------------------------------------------------------------------------------------------------------

                           [horizontal bar       Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                 graph indicating      attractive dividends and a stimulus     securities which may have more poten-
                           risk/reward of fund]  for positive change                     tial than the market currently sees
------------------------------------------------------------------------------------------------------------------------------------

                           [horizontal bar       Invests in convertible securities for   You want income from securities that
Convertible Fund           graph indicating      a special blend of long-term growth     may offer growth potential if converted
                           risk/reward of fund]  potential and dividend income           into common stock
------------------------------------------------------------------------------------------------------------------------------------


  * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

  + The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

 ++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

 || Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

  # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                      RISK/REWARD           HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                          [horizonal bar        Seeks a high level of current income     You are seeking to combine high current
Government Fund           graph indicating      consistent with safety of principal      income and safety of principal
                          risk/reward of fund]  primarily from U.S. government
                                                securities/(S)/
------------------------------------------------------------------------------------------------------------------------------------

High Yield                [horizonal bar        An aggressive high yield bond            You want to maximize current income
Corporate Bond Fund       graph indicating      fund that is actively managed for        and can accept the higher risk of
                          risk/reward of fund]  maximum current income                   securities with high yield potential
------------------------------------------------------------------------------------------------------------------------------------

                          [horizonal bar        Seeks high current yields and            You prefer the higher return potential of
International Bond Fund   graph indicating      competitive total return from non-       international bonds or want to add
                          risk/reward of fund]  U.S. bonds with an emphasis on           diversification to your domestic
                                                risk control                             investments/++/
------------------------------------------------------------------------------------------------------------------------------------

                          [horizonal bar        Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund         graph indicating      stability of principal, and liquidity,   competitive yields on cash you're plan-
                          risk/reward of fund]  with free checkwriting/||/               ning to spend or invest in the near future
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                      RISK/REWARD           HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                          [horizonal bar        Seeks high current income that's         You're in a high federal income tax
Tax Free Bond Fund        graph indicating      exempt from regular federal              bracket or want to pay less of your
                          risk/reward of fund]  income tax/#/                            investment income to the IRS
------------------------------------------------------------------------------------------------------------------------------------

                          [horizonal bar        Seeks high current income exempt         You're a California resident and want to
California Tax Free Fund  graph indicating      from both federal and California         keep more of what you earn by investing
                          risk/reward of fund]  income taxes consistent with             for income that's double tax free/#/
                                                preservation of capital/#/
------------------------------------------------------------------------------------------------------------------------------------

                          [horizonal bar        Seeks high current income exempt         You're a New York State or City resident
New York Tax Free Fund    graph indicating      from federal, New York State, and        and want to keep more of what you earn
                          risk/reward of fund]  New York City income taxes consis-       with income that's double or triple tax
                                                tent with preservation of capital/#/     free/#/
------------------------------------------------------------------------------------------------------------------------------------


If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

                      This page intentionally left blank

--------------------------------------------------------------------------------
                              MainStay Money
                               Market Fund
--------------------------------------------------------------------------------

                                     1995
                                    annual
                                    report

                              The year in review
                                 fund results
                            & portfolio highlights

                   [LOGO OF MAINSTAY (R) FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
                               December 31, 1995
--------------------------------------------------------------------------------

                              Officers & Trustees


                         Alice T. Kane       Chairperson and Trustee
                         Walter W. Ubl       President and Trustee
              Nancy Maginnes Kissinger       Trustee
                      Terry L. Lierman       Trustee
                   Donald E. Nickelson       Trustee
                Ralph A. Pfeiffer, Jr.       Trustee
                        Donald K. Ross       Trustee
                   Richard S. Trutanic       Trustee
                    Jefferson C. Boyce       Senior Vice President
                      Anthony W. Polis       Chief Financial Officer
                       Richard A. Topp       Vice President
                    Richard W. Zuccaro       Vice President
                   A. Thomas Smith III       Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel

[LOGO OF MAINSTAY (R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay High Money Market. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


                                                                    MSAN09 (296)

[LOGO OF RECYCLED PAPER APPEARS HERE]

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
                                Chairperson's Letter     2

          MainStay New York Tax Free Fund Highlights
                    and Portfolio Managers' Comments     4

                           Returns & Lipper Rankings     6

                            Year-by-Year Performance     7

           $10,000 Invested in the MainStay New York
    Tax Free Fund Class A Shares vs. Lehman Brothers
                  Municipal Bond Index and Inflation     7

           $10,000 Invested in the MainStay New York
    Tax Free Fund Class B Shares vs. Lehman Brothers
                  Municipal Bond Index and Inflation     7

                         Diversification of Holdings     8

                                   Quality Breakdown     8

                                Financial Statements     9

                       Notes to Financial Statements     13

                   Report of Independent Accountants     19

                                  The MainStay Funds     20

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE APPEARS HERE]   Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995

During 1995, municipal securities benefited from one of the strongest bond markets in history. Long-term Treasury bonds returned 30.1%, or more than six times their average annual total return for the previous 69 years.* While municipal bond gains were not as dramatic, investors in the MainStay New York Tax Free Fund enjoyed the highest annual total returns since the Fund's inception.

In this context, we are pleased to report to you on the activities and investment results of the MainStay New York Tax Free Fund for the twelve months ended December 31, 1995. Excluding all sales charges, the Fund earned 15.97% and 15.67% for Class A and Class B shares, respectively, for the twelve months ended December 31, 1995. Based on the three-year period from December 31, 1992, to December 31, 1995, the Fund received an overall four-star rating out of 770 funds in the municipal bond fund category from Morningstar, Inc./+/

Despite these positive results, the Fund's focus on its objective of providing a high level of current income -- exempt from regular federal income tax and New York State and City personal income tax, consistent with the preservation of capital -- contributed to its underperformance relative to its peers, many of which focus on capital appreciation. For the twelve months ended December 31, 1995, the average Lipper/++/ New York municipal debt fund earned 16.73%.

The possibility of a flat tax and concerns over Orange County, California's 1994 bankruptcy filing continued to cloud the municipal market in 1995. Nevertheless, municipal bonds remain one of the few tax-advantaged investments available to New York residents, many of whom face some of the nation's highest state and local income taxes. Since the MainStay New York Tax Free Fund seeks income that is substantially free of federal and New York State and City income tax,/(S)/ we believe the Fund continues to represent an appropriate alternative for New York investors seeking to keep more of what they earn.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.


/s/ Alice T. Kane

Alice T. Kane
January 1996

--------------------
  * Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

  + Morningstar, Inc. ratings reflect historic risk-adjusted performance taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) to 5 (high) stars are based on a fund's 3- and 5-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. As of 12/31/95, the Fund's 3-year rating was 4 stars out of 770 funds in the municipal bond fund category. The Fund did not have a 5-year operating history as of 12/31/95 and was not eligible for a 5-year rating. Only 33% of the funds in an investment category may receive 4 or 5 stars. Ratings reflect Class A share performance only. The Fund's Class B shares introduced 1/3/95 will not be rated by Morningstar until they have 3 years of operating history.

 ++ See footnote on page 6 for more information on Lipper Analytical Services, Inc.

(S) A small portion of income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

--------------------------------------------------------------------------------
MainStay New York Tax Free Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

[ ] Highest annual total return in the Fund's history

[ ] Annual total returns of 15.97% and 15.67% for Class A and Class B shares, respectively, excluding sales charges

[ ] Provided dividend income at a consistent level throughout the year


[PHOTO OF JAMES FLOOD AND RAVI AKHOURY APPEARS HERE]

Portfolio Managers--James Flood and Ravi Akhoury (left to right)


For the twelve months ended December 31, 1995, the MainStay New York Tax Free Fund provided total returns, excluding sales charges, of 15.97% and 15.67% for Class A and Class B shares, respectively. These returns represented the highest annual performance for any year in the history of the Fund and reflected the outstanding performance investors experienced across all sectors of the bond markets.

These outstanding returns reflected unusually favorable market conditions which are unlikely to be repeated in 1996. Despite their strong rally, municipal bonds underperformed Treasury securities in 1995. This was partially due to concerns over the possibility of a flat tax, as well as a much higher supply of municipals than anticipated. At the same time, demand was substantially reduced as investors poured their money into the equity market.

The Fund's 1995 performance trailed the average Lipper New York municipal debt fund, which returned 16.73% for the year. This was largely due to the Fund's strict focus on providing a high level of income, rather than seeking to lock in capital gains in a declining rate environment.


Flat tax
--------------------------------------------------------------------------------
The basic idea that all income should be taxed at the same rate for all taxpayers, without deductions, exemptions (such as the tax-exempt dividends paid by the Fund), or tax credits that may give special advantages to certain taxpayers. Many variations on this general theme have been proposed.

Supply and demand
--------------------------------------------------------------------------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

During the first half of the year, the Fund emphasized high-coupon, short-maturity callable bonds to generate current income. Unfortunately, these securities do not perform as well as longer maturity issues when the market rallies sharply and suddenly, as it did more than once before the end of June. This hurt the Fund's performance relative to its peers.

During the second half of the year, we repositioned the portfolio with some longer-maturity noncallable bonds, which helped increase the Fund's participation in the market rally. In the fourth quarter, the Fund's returns for both Class A and Class B shares outpaced the Fund's Lipper peer group by a small margin. Although current circumstances differ, in 1995, the Fund managers' strategy helped maintain a consistent level of current income, even as interest rates fell.

A major issue facing the municipal market was tax reform. Several proposals were discussed by a host of different sponsors, but no real reforms were implemented in the yet-to-be-resolved 1996 federal budget. We continue to believe that arguments against a flat tax are sufficiently strong to make its passage very unlikely. As just one example, state and local government financing costs would rise astronomically should their exemption from taxes come to an end.

The New York market performed in line with the national tax-exempt market in 1995, while the state appeared to make progress on the economic front. The state's governor recently submitted one of the most fiscally conservative budgets the state legislature has seen in decades. Despite some occasional setbacks, New York City also appears to be moving in the direction of greater fiscal responsibility.

Due to their relative underperformance in 1995, municipals are now at historically cheap levels versus Treasury bonds. At the beginning of 1995, a 30-year AAA-rated municipal bond was yielding close to 80% of a comparable Treasury bond. At year-end, the yield was closer to 90% of Treasuries. As a result, we believe prices are extremely attractive relative to potential values. We are currently maintaining a portfolio duration that is neutral to the market and will, of course, continue to emphasize careful security selection among high quality issues. [ ]


Coupon
--------------------------------------------------------------------------------
The interest rate a fixed income security pays on an investment at par value (e.g. $1,000).

Maturity
--------------------------------------------------------------------------------
The termination date of an obligation or the length of time a fixed-income security is required to pay interest.

Duration
--------------------------------------------------------------------------------
A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *
---------------------------------------------------------------------------------------------------------------------
                                                                                                      Life of Fund
                                              1 year                       5 years                  through 12/31/95
---------------------------------------------------------------------------------------------------------------------
Class A                                       15.97%                         n/a                         7.85%

Class B                                       15.67%                         n/a                         7.78%
---------------------------------------------------------------------------------------------------------------------

Fund SEC returns*
---------------------------------------------------------------------------------------------------------------------
                                                                                                      Life of Fund
                                              1 year                       5 years                  through 12/31/95
---------------------------------------------------------------------------------------------------------------------
Class A                                       10.76%                         n/a                         6.69%

Class B                                       10.67%                         n/a                         7.41%
---------------------------------------------------------------------------------------------------------------------

Fund Lipper+ rankings and year-end Lipper category returns
---------------------------------------------------------------------------------------------------------------------
                                                                                                   Life of Fund/Class
                                              1 year                       5 years                  through 12/31/95
---------------------------------------------------------------------------------------------------------------------
Class A                                 66 out of 88 funds                   n/a                   25 out of 45 funds

Class B                                 67 out of 88 funds                   n/a                   67 out of 88 funds

Average Lipper NY muni
debt fund                                     16.73%                        8.69%                        7.87%
---------------------------------------------------------------------------------------------------------------------

Fund year-end per-share net asset values and distributions for 1995
---------------------------------------------------------------------------------------------------------------------
                                           NAV 12/31/95                     Income                   Capital Gains
---------------------------------------------------------------------------------------------------------------------
Class A                                       $10.12                       $0.5138                      $0.0000

Class B                                       $10.02                       $0.5880                      $0.0000
---------------------------------------------------------------------------------------------------------------------

--------------------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested. Performance figures reflect the absorption of certain Fund expenses by the Fund's Administrator and Adviser. Had these expenses not been absorbed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%. Class B shares, first offered on 1/3/95, are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%. Performance figures for this Class include the historical performance of the respective Class A shares from inception (10/1/91) through 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Fund's Class A shares were first offered to the public 10/1/91; Class B shares 1/3/95.

--------------------------------------------------------------------------------
Year-by-Year Performance*
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

Year ended
  12/31                 Total Return %
91                           2.08%
92                           8.98%
93                          12.11%
94                          -4.71%
95 Class A                  15.97%
95 Class B                  15.67%

--------------------------------------------------------------------------------
$10,000 invested in MainStay New York Tax Free Fund
vs. Lehman Brothers Municipal Bond Index and Inflation
--------------------------------------------------------------------------------

Class A Shares

[LINE GRAPH APPEARS HERE]

                      Lehman Brothers                           New York
Year-end              Muni Bond Index++    Inflation(s)         Tax Free Fund
10/1/91                $10,000             $10,000               $ 9,550
91                      10,335              10,051                 9,749
92                      11,246              10,343                10,628
93                      12,628              10,627                11,916
94                      11,975              10,911                11,353
95                      14,065              11,195                13,167

Class B Shares

[LINE GRAPH APPEARS HERE]

                      Lehman Brothers                           New York
Year-end              Muni Bond Index++    Inflation(s)         Tax Free Fund
10/1/91                $10,000             $10,000               $10,000
91                      10,335              10,051                10,208
92                      11,246              10,343                11,128
93                      12,628              10,627                12,477
94                      11,975              10,911                11,888
95                      14,065              11,195                13,551

--------------------
    The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B share graph assumes an initial investment of $10,000 made on 10/1/91. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 2.0%, as it would apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) Results include reinvestment of all distributions at net asset value and the change in share price for the stated period.

 ++ The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gains distributions.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
Diversification of Holdings as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]


Revenue Transportation                               22.5%
Revenue Education                                    15.1%
Revenue Hospital/Nursing Home/Healthcare             13.5%
Revenue Utility - Gas                                 9.1%
Gen. Obligation - Special Tax                         8.6%
Other                                                31.2%

--------------------------------------------------------------------------------
Quality Breakdown as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA                    42.4%
A                      30.0%
BBB                    25.3%
Cash & Equivalents      2.3%

            Bond ratings provided by Standard & Poor's Corporation.
                        See the prospectus for details.
                 Note: actual percentages will vary over time

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                          Principal
                                                            Amount      Value
                                                       -------------------------

LONG-TERM MUNICIPAL BONDS (97.7%)+
NEW YORK (73.9%)
Buffalo & Fort Erie New York Public Bridge Authority
 Toll Bridge System Revenue
 5.75%, due 1/1/25......................................  $  700,000 $   716,625
Metropolitan Transportation Authority Commuter
 Facilities Service Contract Series L
 7.50%, due 7/1/17......................................     775,000     844,750
Monroe County New York Authority
 Airport Revenue, Greater
 Rochester International
 7.25%, due 1/1/19 (a)..................................     750,000     825,000
New York City General Obligation
 Series C
 7.50%, due 8/1/20......................................     300,000     330,000
 Series F
 8.20%, due 11/15/04....................................     400,000     465,000
New York State Dormitory Authority Revenue, City
 University System
 Series A
 5.625%, due 7/1/16.....................................     700,000     703,500
New York State Dormitory Authority Revenue, Court
 Facilities Lease
 Series A
 5.25%, due 5/15/21.....................................     900,000     833,625
New York State Dormitory Authority Revenue,
 Manhattanville College
 (zero coupon), due 7/1/19..............................   2,175,000     606,281
 (zero coupon), due 7/1/21..............................   1,175,000     293,750
 Series C
 5.00%, due 7/1/17......................................   1,000,000     912,500
New York State Energy Research & Development Authority
 Electric Facilities Revenue, Con Edison
 7.75%, due 1/1/24 (a)..................................     500,000     538,750
New York State Energy Research & Development Authority
 Gas Facilities Revenue, Brooklyn Union Gas
 8.75%, due 7/1/15......................................   1,250,000   1,294,313
 9.00%, due 5/15/15.....................................     500,000     509,780
New York State Local Government Assistance Corp., Series
 A
 7.00%, due 4/1/12......................................     775,000     868,969
New York State Medical Care Facilities Finance Agency
 Revenue
 7.50%, due 2/15/21.....................................     755,000     855,981
 7.875%, due 8/15/20....................................     800,000     911,000

-------
+ Percentages indicated are based on Fund net assets.

                                                     Principal
                                                       Amount       Value
                                                  ------------------------------
NEW YORK (CONTINUED)
New York State Medical Care Facilities Finance
 Agency Revenue, St. Francis Hospital of Roslyn,
 Project A
 7.625%, due 11/1/21...............................  $  835,000  $   913,281
New York State Urban Development Corp. Correctional
 Facilities Revenue
 5.25%, due 1/1/18.................................     700,000      692,125
Triborough Bridge & Tunnel Authority of New York
 General Purpose Revenue
 Series A
 4.75%, due 1/1/19.................................     500,000      458,750
 Series L
 8.125%, due 1/1/12................................   1,000,000    1,092,500
                                                                 -----------
                                                                  14,666,480
                                                                 -----------
PUERTO RICO (23.8%)
Puerto Rico Commonwealth Aqueduct & Sewer Authority
 Revenue, Series A
 7.875%, due 7/1/17................................     600,000      666,000
 7.90%, due 7/1/07.................................     475,000      527,844
Puerto Rico Commonwealth
 General Obligation
 3.00%, due 7/1/06.................................   1,000,000      826,250
Puerto Rico Commonwealth Highway Authority Revenue,
 Series W
 5.50%, due 7/1/13.................................     750,000      779,062
Puerto Rico Electric Power Authority Revenue,
 Series L
 8.375%, due 7/1/07................................     800,000      868,000
Puerto Rico Public Building Authority Revenue,
 Guaranteed Government Facilities, Series A
 6.25%, due 7/1/13.................................     500,000      567,500
University of Puerto Rico
 University Revenue, Series N
 (zero coupon), due 6/1/10.........................   1,000,000      475,000
                                                                 -----------
                                                                   4,709,656
                                                                 -----------
Total Investments
 (Cost $18,560,697) (b)............................        97.7%  19,376,136 (c)
Cash and Other Assets, Less Liabilities............         2.3      460,126
                                                     ----------  -----------
Net Assets.........................................       100.0% $19,836,262
                                                     ==========  ===========

-------
(a) Interest on these securities is subject to alternative minimum tax.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At December 31, 1995 net unrealized appreciation was $815,439, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $836,553 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $21,114.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                      THE MAINSTAY NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $18,560,697)....................................  $19,376,136
Cash..............................................................       52,431
Receivables:
 Interest.........................................................      474,519
 Fund shares sold.................................................       81,144
Unamortized organization expense
 (Note 2).........................................................        6,404
Other assets......................................................           19
                                                                    -----------
  Total assets....................................................   19,990,653
                                                                    -----------
LIABILITIES:
Payables:
 Fund shares redeemed.............................................       66,702
 NYLIFE Distributors..............................................        6,739
 Custodian........................................................        2,485
 Adviser..........................................................        2,267
 Transfer agent...................................................        2,142
 Trustees.........................................................          246
Accrued expenses..................................................       34,314
Dividend payable..................................................       39,496
                                                                    -----------
  Total liabilities...............................................      154,391
                                                                    -----------
Net assets........................................................  $19,836,262
                                                                    ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A..........................................................  $    18,026
 Class B..........................................................        1,585
Additional paid-in capital........................................   19,310,536
Accumulated undistributed net investment income...................       17,943
Accumulated net realized loss on investments......................     (327,267)
Unrealized appreciation on investments............................      815,439
                                                                    -----------
Net assets........................................................  $19,836,262
                                                                    ===========
CLASS A
Net assets applicable to outstanding shares.......................  $18,247,939
                                                                    ===========
Shares of beneficial interest outstanding.........................    1,802,635
                                                                    ===========
Net asset value per share outstanding.............................  $     10.12
Maximum sales charge (4.50% of offering price)....................         0.48
                                                                    -----------
Maximum offering price per share outstanding......................  $     10.60
                                                                    ===========
CLASS B
Net assets applicable to outstanding shares.......................  $ 1,588,323
                                                                    ===========
Shares of beneficial interest outstanding.........................      158,459
                                                                    ===========
Net asset value per share outstanding.............................  $     10.02
                                                                    ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Interest..........................................................  $1,209,217
                                                                     ----------
Expenses: (Note 2)
 Administration (Note 3)...........................................      45,723
 Advisory (Note 3).................................................      45,723
 Service (Note 3)..................................................      45,723
 Shareholder communication.........................................      32,841
 Transfer agent....................................................      26,001
 Custodian.........................................................      17,482
 Auditing..........................................................      14,911
 Amortization of organization expense..............................       8,526
 Legal.............................................................       4,585
 Registration......................................................       1,947
 Distribution--Class B (Note 3)....................................       1,441
 Trustees..........................................................         850
 Miscellaneous.....................................................      10,145
                                                                     ----------
  Total expenses before reimbursement..............................     255,898
Expense reimbursement from Adviser and Administrator (Note 3)......     (28,483)
                                                                     ----------
  Net expenses.....................................................     227,415
                                                                     ----------
Net investment income..............................................     981,802
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
 Security transactions.............................................     420,661
 Futures transactions..............................................       5,469
                                                                     ----------
Net realized gain on investments...................................     426,130
Net change in unrealized depreciation on investments...............   1,308,574
                                                                     ----------
Net realized and unrealized gain on investments....................   1,734,704
                                                                     ----------
Net increase in net assets resulting from operations...............  $2,716,506
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                       September 1
                                          Year ended     through    Year ended
                                          December 31  December 31   August 31
                                             1995         1994*        1994
                                          -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income..................  $   981,802  $   350,907  $   998,376
 Net realized gain (loss) on invest-
  ments.................................      426,130     (222,968)    (463,960)
 Net change in unrealized appreciation
  (depreciation) on investments.........    1,308,574     (510,353)    (584,293)
                                          -----------  -----------  -----------
 Net increase (decrease) in net assets
  resulting from operations.............    2,716,506     (382,414)     (49,877)
                                          -----------  -----------  -----------
Dividends and distributions to share-
 holders:
 From net investment income:
   Class A..............................     (936,551)    (326,718)  (1,008,094)
   Class B..............................      (46,485)         --           --
 From net realized gain on investments:
   Class A..............................          --           --      (414,778)
                                          -----------  -----------  -----------
    Total dividends and distributions to
     shareholders.......................     (983,036)    (326,718)  (1,422,872)
                                          -----------  -----------  -----------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A..............................      933,639      569,808    5,305,792
   Class B..............................    1,529,472          --           --
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A..............................      363,729      133,972      559,131
   Class B..............................       29,496          --           --
                                          -----------  -----------  -----------
                                            2,856,336      703,780    5,864,923
 Cost of shares redeemed:
   Class A..............................   (1,843,250)    (751,131)  (2,194,580)
   Class B..............................      (15,993)         --           --
                                          -----------  -----------  -----------
  Increase (decrease) in net assets
   derived from capital share
   transactions.........................      997,093      (47,351)   3,670,343
                                          -----------  -----------  -----------
  Net increase (decrease) in net assets.    2,730,563     (756,483)   2,197,594
NET ASSETS:
Beginning of period.....................   17,105,699   17,862,182   15,664,588
                                          -----------  -----------  -----------
End of period...........................  $19,836,262  $17,105,699  $17,862,182
                                          ===========  ===========  ===========
Accumulated undistributed net investment
 income/(excess distribution)...........  $    17,943  $    19,177  $    (5,012)
                                          ===========  ===========  ===========

-------
*The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                      THE MAINSTAY NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                   Class A
                                                -------------------------------------------------
                          Class A    Class B    September 1   Year Ended
                          --------   --------     through      August 31       October 1, 1991(a)
                             Year ended         December 31 -----------------       through
                          December 31, 1995        1994*     1994      1993     August 31, 1992
                          -------------------   ----------- -------   -------  ------------------
Net asset value at
 beginning of period....  $    9.20  $   9.20     $  9.58   $ 10.43   $  9.95       $  9.55
                          ---------  --------     -------   -------   -------       -------
Net investment income...       0.52      0.59        0.19      0.56      0.60          0.49
Net realized and
 unrealized gain (loss)
 on investments.........       0.91      0.82       (0.39)    (0.59)     0.54          0.34
                          ---------  --------     -------   -------   -------       -------
Total from investment
 operations.............       1.43      1.41       (0.20)    (0.03)     1.14          0.83
                          ---------  --------     -------   -------   -------       -------
Less dividends and
 distributions:
Dividends from net
 investment income......      (0.51)    (0.59)      (0.18)    (0.57)    (0.65)        (0.43)
Distributions from net
 realized gain on
 investments............        --        --          --      (0.25)    (0.01)          --
                          ---------  --------     -------   -------   -------       -------
Total dividends and
 distributions..........      (0.51)    (0.59)      (0.18)    (0.82)    (0.66)        (0.43)
                          ---------  --------     -------   -------   -------       -------
Net asset value at end
 of period..............  $   10.12  $  10.02     $  9.20   $  9.58   $ 10.43       $  9.95
                          =========  ========     =======   =======   =======       =======
Total investment return
 (b)....................      15.97%    15.67%      (2.11%)   (0.35%)   11.88%         8.95%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..        5.4%      5.1%        6.1%+     5.7%      6.0%          5.9%+
 Net expenses...........       1.24%     1.49%       0.99%+    0.99%     0.98%         0.99%+
 Expenses (before
  reimbursement)........        1.4%      1.6%        1.2%+     1.1%      1.2%          1.5%+
Portfolio turnover rate.        114%      114%         39%      169%      131%           23%
Net assets at end of
 period (in 000's)......    $18,248    $1,588     $17,106   $17,862   $15,665       $10,605

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Commencement of operations.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the New York Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be sub-ject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribu-tion fee rates. Each class of shares bears distribution and/or service fee pay-ments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the New York Tax Free Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market

--------------------------------------------------------------------------------
                      THE MAINSTAY NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regu-lar close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The New York Tax Free Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio. This practice is known as hedging.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their con-tracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The New York Tax Free Fund intends to declare and pay dividends monthly.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call. Dis-counts are accreted when required by Federal tax regulations.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organ-ization and registration amounted to $43,769 for the New York Tax Free Fund. Such costs are being amortized over 60 months beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund, which were purchased by NYLIFE Securities Inc. are redeemed, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

CONCENTRATION OF CREDIT RISK. The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York and the Commonwealth of Puerto Rico.

--------------------------------------------------------------------------------
                      THE MAINSTAY NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of 0.25% of the average daily net assets of the Fund.

The Adviser and the Administrator have voluntarily agreed to reimburse the ex-penses for the New York Tax Free Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B, shares respectively, of the average daily net assets. The expense reimburse-ment to the New York Tax Free Fund for the year ended December 31, 1995 was $28,483.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will re-duce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most re-strictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $35,722 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $212.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1995, NYLIFE Securities and NYLIFE Distributors held shares of Class A with a net asset value of $101,200 and $6,844,011, respec-tively.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $306.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $1,265 for the year ended December 31, 1995.

--------------------------------------------------------------------------------
                      THE MAINSTAY NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

NOTE 4 -- FEDERAL INCOME TAX:

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards of $327,267 are available to the extent provided by regulations to offset future realized gains of the Fund through 2002. To the extent that these loss carryforwards are used to offset future capital gains, it is proba-ble that the capital gains so offset will not be distributed to shareholders. The Fund utilized $356,144 of capital loss carryforward during the current year.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $21,623 and $20,594, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                           Year Ended      through   Year Ended
                                           December 31   December 31 August 31
                                              1995          1994*       1994
                                         --------------- ----------- ----------
                                         Class A Class B        Class A
                                         ------- ------- ----------------------
Shares sold.............................    97     157        61        528
Shares issued in reinvestment of divi-
 dends and distributions................    38       3        15         56
                                           ---     ---       ---        ---
                                           135     160        76        584
Shares redeemed.........................   191       2        81        222
                                           ---     ---       ---        ---
Net increase (decrease).................   (56)    158        (5)       362
                                           ===     ===       ===        ===

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay New York Tax Free Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (here-after referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------


GROWTH FUNDS
----------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD       HOW IT INVESTS                            CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Invests primarily in common stocks        You want your investments to grow
Capital Appreciation Fund    GRAPH INDICATING  of companies in expanding markets         and are willing to accept a higher
                             RISK/REWARD       with strong growth potential              level of risk for higher return potential
                             OF FUND]
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Invests in a portfolio that tracks        You seek a conservative way to partici-
Equity Index Fund            GRAPH INDICATING  the makeup and returns of the             pate in the growth potential of stocks+
                             RISK/REWARD       S&P 500*
                             OF FUND]
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Offers broad diversification into         You prefer the higher return potential
International Equity Fund    GRAPH INDICATING  international stock markets with          of international equities or want to add
                             RISK/REWARD       an emphasis on risk control               diversification to your domestic
                             OF FUND]                                                    investments++
----------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD       HOW IT INVESTS                            CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Balances current income with growth       You seek a combination of income and
Total Return Fund            GRAPH INDICATING  opportunities by investing in stocks,     growth potential and want to manage
                             RISK/REWARD       bonds, and money market instruments       risk through diversification
                             OF FUND]
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Seeks undervalued stocks with             You seek to maximize total return from
Value Fund                   GRAPH INDICATING  attractive dividends and a stimulus       securities which may have more poten-
                             RISK/REWARD       for positive change                       tial than the market currently sees
                             OF FUND]
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Invests in convertible securities for     You want income from securities that
Convertible Fund             GRAPH INDICATING  a special blend of long-term growth       may offer growth potential if converted
                             RISK/REWARD       potential and dividend income             into common stock
                             OF FUND]
----------------------------------------------------------------------------------------------------------------------------------

  * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

  + The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

 ++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

 || Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

  # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.


INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD       HOW IT INVESTS                            CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Seeks a high level of current income      You are seeking to combine high current
Government Fund              GRAPH INDICATING  consistent with safety of principal       income and safety of principal
                             RISK/REWARD       primarily from U.S. government
                             OF FUND]          securities(S)
----------------------------------------------------------------------------------------------------------------------------------
High Yield                   [HORIZONTAL BAR   An aggressive high yield bond             You want to maximize current income
Corporate Bond Fund          GRAPH INDICATING  fund that is actively managed for         and can accept the higher risk of
                             RISK/REWARD       maximum current income                    securities with high yield potential
                             OF FUND]
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Seeks high current yields and             You prefer the higher return potential of
International Bond Fund      GRAPH INDICATING  competitive total return from non-        international bonds or want to add
                             RISK/REWARD       U.S. bonds with an emphasis on            diversification to your domestic
                             OF FUND]          risk control                              investments++
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Seeks to provide current income,          You are averse to risk or want to earn
Money Market Fund            GRAPH INDICATING  stability of principal, and liquidity,    competitive yields on cash you're plan-
                             RISK/REWARD       with free checkwriting||                  ning to spend or invest in the near future
                             OF FUND]
----------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
FUND                         RISK/REWARD       HOW IT INVESTS                            CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Seeks high current income that's          You're in a high federal income tax
Tax Free Bond Fund           GRAPH INDICATING  exempt from regular federal               bracket or want to pay less of your
                             RISK/REWARD       income tax#                               investment income to the IRS
                             OF FUND]
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Seeks high current income exempt          You're a California resident and want to
California Tax Free Fund     GRAPH INDICATING  from both federal and California          keep more of what you earn by investing
                             RISK/REWARD       income taxes consistent with              for income that's double tax free#
                             OF FUND]          preservation of capital#
----------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR   Seeks high current income exempt          You're a New York State or City resident
New York Tax Free Fund       GRAPH INDICATING  from federal, New York State, and         and want to keep more of what you earn
                             RISK/REWARD       New York City income taxes consis-        with income that's double or triple tax
                             OF FUND]          tent with preservation of capital#        free#
----------------------------------------------------------------------------------------------------------------------------------

If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

                      This page intentionally left blank

--------------------------------------------------------------------------------
                               MainStay New York
                                 Tax Free Fund
--------------------------------------------------------------------------------


                                     1995
                                    annual
                                    report


                              The year in review
                                 fund results
                            & portfolio highlights


                   [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]


--------------------------------------------------------------------------------
                               December 31, 1995
--------------------------------------------------------------------------------


                              Officers & Trustees


                      Alice T. Kane       Chairperson and Trustee
                      Walter W. Ubl       President and Trustee
           Nancy Maginnes Kissinger       Trustee
                   Terry L. Lierman       Trustee
                Donald E. Nickelson       Trustee
             Ralph A. Pfeiffer, Jr.       Trustee
                     Donald K. Ross       Trustee
                Richard S. Trutanic       Trustee
                 Jefferson C. Boyce       Senior Vice President
                   Anthony W. Polis       Chief Financial Officer
                    Richard A. Topp       Vice President
                 Richard W. Zuccaro       Vice President
                A. Thomas Smith III       Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel

[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay New York Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.


[LOGO OF RECYCLED PAPER APPEARS HERE]                               MSAN13 (296)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                           Chairperson's Letter      2

         MainStay Tax Free Bond Fund Highlights
               and Portfolio Managers' Comments      4

                      Returns & Lipper Rankings      6

                       Year-by-Year Performance      7

               $10,000 Invested in the MainStay
              Tax Free Bond Fund Class A Shares
       vs. Lehman Brothers Municipal Bond Index
                                  and Inflation      7

               $10,000 Invested in the MainStay
              Tax Free Bond Fund Class B Shares
       vs. Lehman Brothers Municipal Bond Index
                                  and Inflation      7

                       Top 25 Security Holdings      8

              Diversification by State -- Top 5      9

                              Quality Breakdown      9

                           Financial Statements      11

                  Notes to Financial Statements      19

              Report of Independent Accountants      25

                             The MainStay Funds      26

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE APPEARS HERE]

Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995


During 1995, municipal securities benefited from one of the strongest bond markets in history. Long-term Treasury bonds returned 30.1%, or more than six times their average annual total return for the previous 69 years.* While municipal bond gains were not as dramatic, investors in the MainStay(R) Tax Free Bond Fund enjoyed the highest annual total returns since the Fund's inception.

In this context, we are pleased to report to you on the activities and investment results of the MainStay Tax Free Bond Fund for the twelve months ended December 31, 1995. Excluding all sales charges, the Fund earned 15.00% and 14.86% for Class A and Class B shares, respectively, for this twelve-month period.

Despite these positive results, the Fund's objective of providing a high level of current income -- free from regular federal income tax, consistent with preservation of capital -- held back its performance relative to its peers, many of which focus on capital appreciation. The Fund underperformed its peer group, as many managers sought capital appreciation opportunities in a declining rate environment. For the twelve-month period ended December 31, 1995, the average Lipper/+/ general municipal debt fund earned 16.84%.

The possibility of a flat tax and concerns over Orange County, California's 1994 bankruptcy filing continued to cloud the municipal market in 1995. Nevertheless, municipal bonds remain one of the few tax-advantaged tools available to tax-conscious investors. Since the MainStay Tax Free Bond Fund seeks income that is substantially free of federal income tax,/++/ we believe the Fund continues to represent an appropriate alternative for investors seeking to keep more of what they earn.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.


/s/ Alice T. Kane

Alice T. Kane
January 1996

--------------------
 * Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

 + See footnote on page 6 for more information on Lipper Analytical Services, Inc.

++ A small portion of income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

--------------------------------------------------------------------------------
MainStay Tax Free Bond Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

[ ] Highest annual total return in the Fund's history

[ ] Annual total returns of 15.00% and 14.86% for Class A and Class B shares, respectively, excluding sales charges

[ ] Provided current income at a consistent level throughout the year


[PHOTO OF JAMES FLOOD AND RAVI AKHOURY APPEARS HERE]

Portfolio Managers - James Flood
and Ravi Akhoury (left to right)


For the twelve months ended December 31, 1995, the MainStay Tax Free Bond Fund provided total returns, excluding sales charges, of 15.00% and 14.86% for Class A and Class B shares, respectively. These returns represented the highest annual total return for any year in the history of the Fund. The Fund's returns reflected unusually favorable conditions across all sectors of the bond markets which are unlikely to be repeated in 1996.

Despite their strong rally, municipal bonds underperformed Treasury securities in 1995. This was partially due to concerns over the possibility of a flat tax, as well as a much higher supply of municipals than anticipated. At the same time, demand was substantially reduced as investors poured their money into the equity market.

The Fund's 1995 performance trailed the average Lipper general municipal debt fund, which returned 16.84% for the year. During the first half of the year, the Fund emphasized high-coupon, short-maturity callable bonds to generate current income. Unfortunately, these securities do not perform as well as longer maturity issues when the market rallies sharply and suddenly, as it did more than once before the end of June. This negatively impacted the Fund's performance.


Flat tax
--------------------------------------------------------------------------------
The basic idea that all income should be taxed at the same rate for all taxpayers, without deductions, exemptions (such as the tax-exempt dividends paid by the Fund), or tax credits that may give special advantages to certain taxpayers. Many variations on this general theme have been proposed.

Supply and demand
--------------------------------------------------------------------------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

During the second half of the year, we repositioned the portfolio with some longer-maturity noncallable bonds, which helped increase the Fund's participation in the market rally. In the fourth quarter, the Fund's returns for both Class A and Class B shares outpaced those of its Lipper peer group by a small margin. Throughout the year, the manager's strategy helped maintain a consistent level of dividend income to investors, even as interest rates fell.

At the beginning of the year, the municipal market had still not fully recovered from the Orange County, California bankruptcy filing in 1994. This incident was of particular concern to investors not only because the county was rated Aa, but also because many felt the county had the ability to meet its debt obligations, but simply lacked the moral conviction to do so. While some investors did lose money, an agreement was reached to extend the maturity of certain obligations, so most investors should eventually be made whole. As a result, what first looked like a major problem was resolved with a limited downside.

Another major issue facing the municipal market was tax reform. Several proposals were discussed by a host of different sponsors, but no real reforms were implemented in the yet-to-be-resolved federal 1996 budget. We continue to believe that arguments against a flat tax are sufficiently strong to make its passage unlikely. As just one example, state and local government financing costs would rise astronomically should the tax-favorable treatment of their bonds come to an end.

Due to their relative underperformance in 1995, municipals are now at historically cheap levels versus Treasury bonds. At the beginning of 1995, a 30-year AAA-rated municipal bond was yielding close to 80% of a comparable Treasury bond. At year-end, the yield was closer to 90% of the same Treasury bond. As a result, we believe valuation levels are extremely attractive. We are currently maintaining a portfolio duration that is neutral to the market and will, of course, continue to emphasize careful security selection among high quality issues.[ ]


Coupon
--------------------------------------------------------------------------------
The interest rate a fixed income security pays on an investment at par value (e.g. $1,000).

Maturity
--------------------------------------------------------------------------------
The termination date of an obligation or the length of time a fixed-income security is required to pay interest.

Duration
--------------------------------------------------------------------------------
A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Life of Fund
                                                         1 year                              5 years             through 12/31/95
-----------------------------------------------------------------------------------------------------------------------------------
Class A                                                  15.00%                              7.48%                    6.68%
Class B                                                  14.86%                              7.46%                    6.67%
-----------------------------------------------------------------------------------------------------------------------------------
Fund SEC returns*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Life of Fund
                                                         1 year                              5 years             through 12/31/95
-----------------------------------------------------------------------------------------------------------------------------------
Class A                                                  9.83%                               6.50%                    6.18%
Class B                                                  9.86%                               7.15%                    6.67%
-----------------------------------------------------------------------------------------------------------------------------------
Fund Lipper/+/ rankings and year-end Lipper category returns
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Life of Fund/Class
                                                         1 year                              5 years             through 12/31/95
-----------------------------------------------------------------------------------------------------------------------------------
Class A                                         186 out of 225 funds                         n/a               186 out of 225 funds
Class B                                         187 out of 225 funds                 90 out of 98 funds         57 out of 60 funds
Average Lipper muni bond fund                          16.84%                               8.47%                     8.20%
-----------------------------------------------------------------------------------------------------------------------------------
Fund year-end per-share net asset values and distributions for 1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                         NAV 12/31/95                        Income              Capital Gains
-----------------------------------------------------------------------------------------------------------------------------------
Class A                                                     $10.02                           $0.5293                $0.0000
Class B                                                     $10.03                           $0.5082                $0.0000
-----------------------------------------------------------------------------------------------------------------------------------

--------------------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Fund's Class A shares were first offered on 1/3/95; Class B shares 5/1/86.

--------------------------------------------------------------------------------
Year-by-Year Performance*
--------------------------------------------------------------------------------

[BAR GRAPH APPEARS HERE]

                        Year ended 12/31       Total Return %
                        ----------------       --------------
                        86                      6.01
                        87                      0.58
                        88                      8.77
                        89                      7.38
                        90                      4.68
                        91                     10.89
                        92                      8.41
                        93                     10.39
                        94                     -6.02
                        95 Class A             15.00
                        95 Class B             14.86

--------------------------------------------------------------------------------
$10,000 invested in the MainStay Tax Free Bond Fund vs.
Lehman Brothers Municipal Bond Index and Inflation
--------------------------------------------------------------------------------

Class A Shares

[LINE GRAPH APPEARS HERE]

                        Lehman
                        Brothers Muni                           Tax Free
            Year-end    Bond Index++            Inflation(s)    Bond Fund
            --------    -------------           ---------       ---------
            5/1/86        10000                 10000               9550
                86        10826                 10175              10123
                87        10990                 10626              10182
                88        12107                 11096              11074
                89        13413                 11611              11891
                90        14390                 12320              12448
                91        16137                 12698              13803
                92        17560                 13066              14965
                93        19717                 13425              16520
                94        18698                 13785              15525
                95        21962                 14144              17855

Class B Shares

[LINE GRAPH APPEARS HERE]

                        Lehman
                        Brothers Muni                           Tax Free
            Year-end    Bond Index++            Inflation(s)    Bond Fund
            --------    -------------           ---------       ---------
            5/1/86        10000                 10000             10000
                86        10826                 10175             10600
                87        10990                 10626             10662
                88        12107                 11096             11596
                89        13413                 11611             12452
                90        14390                 12320             13034
                91        16137                 12698             14454
                92        17560                 13066             15670
                93        19717                 13425             17299
                94        18698                 13785             16257
                95        21962                 14144             18673

--------------------
    The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

 ++ The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gains distributions.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
Top 25 Security Holdings as of 12/31/95
--------------------------------------------------------------------------------

Holding                                                                                                      $ amount
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue,
Series A   due 7/1/25                                                                                        $18,359,125

Georgia Municipal Electric Authority Power Revenue, Series A   due 1/1/15                                     15,979,894

New York State Energy Research & Development Authority, Electric Facilities
Pollution Control Revenue, Brooklyn Union Gas Co. Project   due 7/1/15                                        13,978,575

Texas Water Resources Finance Authority Revenue   due 8/15/08                                                 13,376,475

Illinois Development Finance Authority Pollution Control Revenue, Illinois
Power Co., Series A   due 4/1/17                                                                              13,155,000

Michigan State Hospital Finance Authority Revenue, Genesys Health System,
Series A   due 10/1/27                                                                                        11,958,437

Matagora County Texas Pollution Control Revenue, Houston Lighting & Power,
Series D   due 10/1/19                                                                                        10,675,625

Eden Township California Hospital District Hospital Revenue   due 11/1/19                                     10,634,750

San Antonio Texas Electric & Gas Revenue, Series B   due 2/1/16                                                9,612,500

Orlando Florida Commission Utilities Water & Electric Revenue, Series D   due 10/1/23                          9,437,500

New York State Urban Development Corp. Correctional Facilities Revenue,
Series A   due 1/1/21                                                                                          9,312,500

St. Paul Minnesota Housing & Redevelopment Authority HealthEast Hospital
Revenue Project, Series B   due 11/1/08                                                                        9,185,400

California State General Obligation   due 9/1/06                                                               9,140,000

New York State Energy Research & Development Authority, Electric Facilities
Pollution Control Revenue, Con Edison   due 1/1/24                                                             9,077,938

Austin Texas Utility System Revenue, Series A   due 11/15/11                                                   8,464,500

Delaware River Port Authority of Pennsylvania & New Jersey Revenue   due 1/1/26                                7,518,750

Illinois Health Facilities Authority Revenue, Hinsdale Hospital, Series A
due 11/15/15                                                                                                   7,308,563

Matagora County Texas Pollution Control Revenue, Houston Lighting & Power,
Series E   due 12/1/18                                                                                         7,246,400

Clark County Nevada Airport Revenue   due 7/1/18                                                               7,174,375

Southern California Public Power Authority Transmission Project Revenue,
Series A   due 1/1/20                                                                                          7,143,750

Emmaus Pennsylvania General Authority Revenue, Series E   due 5/15/18                                          7,078,875

Illinois Health Facilities Authority Revenue, Hinsdale Hospital, Series C
due 11/15/19                                                                                                   6,845,887

Puerto Rico Commonwealth General Obligation   due 7/1/06                                                       6,610,000

Ouachita Parish Louisiana Hospital Service Glenwood Regional Medical Center
due 7/1/21                                                                                                     6,487,500

Monroe County New York Airport Authority Revenue, Greater Rochester
International   due 1/1/19                                                                                     6,380,000

 Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above.
    Excludes short-term securities. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
Diversification by State -- Top 5 as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

New York                23.9%           Diversification
California              12.8%           Pie
Texas                   11.3%
Illinois                 8.0%
Florida                  4.8%
Other                   39.2%

--------------------------------------------------------------------------------
Quality Breakdown as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA                     45.9%           Portfolio Pie
AA                      12.1%
A                       13.5%
BBB                     24.8%
Cash & Equivalent        3.7%

                 Note: actual percentages will vary over time
  Bond ratings provided by Standard & Poor's. See the prospectus for details.

                      This page intentionally left blank

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                         Principal
                                                          Amount       Value
                                                      --------------------------
LONG-TERM MUNICIPAL BONDS (96.1%)+
ALABAMA (0.7%)
Birmingham Alabama Airport Authority Revenue, Series A
 7.375%, due 7/1/10 (a)...............................  $ 3,600,000 $  4,009,500
                                                                    ------------
ARIZONA (0.2%)
Salt River Project Agriculture Improvement & Power
 District, Electric Revenue Series C
 5.75%, due 1/1/20....................................    1,000,000    1,000,840
                                                                    ------------
CALIFORNIA (12.8%)
California Pollution Control Financing Authority
 Revenue, Pacific Gas &
 Electric Co., Series A
 8.20%, due 12/1/18...................................    1,100,000    1,178,375
California State General Obligation
 6.50%, due 9/1/06....................................    8,000,000    9,140,000
Eden Township California Hospital
 District Hospital Revenue
 7.40%, due 11/1/19...................................   10,300,000   10,634,750
Foothill-Eastern Transportation Corridor Agency, Toll
 Road Revenue, Series A
 5.00%, due 1/1/35....................................    4,150,000    3,517,125
Los Angeles County Metropolitan Transportation
 Authority Sales Tax Revenue, Series A
 5.00%, due 7/1/25....................................   19,300,000   18,359,125
 Transportation Sales Tax Revenue
 7.40%, due 7/1/15....................................      600,000      663,000
 Series A
 8.00%, due 7/1/16....................................      600,000      646,500
Los Angeles Department of Water & Power, Water Revenue
 8.00%, due 5/15/28...................................    1,000,000    1,098,750
Metropolitan Water District of Southern California
 Water Revenue, Series A
 5.50%, due 7/1/25....................................      395,000      396,975
Oakland California Revenue, Series A
 7.60%, due 8/1/21....................................    5,500,000    6,050,000
Riverside California Hospital Revenue Riverside
 Community Hospital, Series A
 6.75%, due 11/1/15...................................    1,000,000    1,000,000
San Francisco Sewer Revenue, Series B
 (zero coupon), due 10/1/08...........................    1,500,000      770,625

                                                         Principal
                                                          Amount       Value
                                                      --------------------------
CALIFORNIA (CONTINUED)
South Coast Air Quality Management District Building
 Corp., California Revenue, Series B
 (zero coupon), due 8/1/06............................  $ 2,700,000 $  1,596,375
 (zero coupon), due 8/1/07............................    3,400,000    1,878,500
Southern California Public Power Authority
 Transmission Project Revenue, Series A
 5.00%, due 1/1/20....................................    7,500,000    7,143,750
 Mead-Adelanto Transmission Project Revenue, Series A
 4.875%, due 7/1/20...................................    2,500,000    2,328,125
 Mead-Phoenix Transmission Project Revenue, Series A
 4.875%, due 7/1/20...................................    5,000,000    4,656,250
                                                                    ------------
                                                                      71,058,225
                                                                    ------------
COLORADO (1.0%)
Arapahoe County School District No. 5 Cherry Creek,
 Series B
 5.15%, due 12/15/15..................................    1,000,000      976,250
Arapahoe County Transportation Federal Highway Revenue
 7.00%, due 8/31/26...................................    4,000,000    4,305,000
                                                                    ------------
                                                                       5,281,250
                                                                    ------------
DELAWARE (0.8%)
Delaware State Economic Development Authority Revenue,
 Delmarva Power & Light Co. Project, Series B
 7.15%, due 7/1/18....................................    3,000,000    3,348,750
Sussex County Delaware Wastewater Revenue
 5.50%, due 6/15/25...................................    1,000,000    1,007,500
                                                                    ------------
                                                                       4,356,250
                                                                    ------------
DISTRICT OF COLUMBIA (2.9%)
District of Columbia Georgetown University
 7.40%, due 4/1/18....................................    4,380,000    4,823,475
 Series A
 7.40%, due 4/1/18....................................    2,815,000    3,124,650
Metropolitan Washington Airports Authority Revenue,
 Series A
 7.25%, due 10/1/10 (a)...............................    4,000,000    4,480,000
 7.60%, due 10/1/14 (a)...............................    3,400,000    3,774,000
                                                                    ------------
                                                                      16,202,125
                                                                    ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                        THE MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

                                                         Principal
                                                          Amount       Value
                                                      --------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
FLORIDA (4.8%)
Bay County Medical Center Revenue 8.00%, due 10/1/19..  $ 4,000,000 $  4,495,000
Dade County Florida GTD Entitlement Revenue
 (zero coupon), due 8/1/18............................   14,835,000    3,671,663
Florida Municipal Power Agency Revenue Stanton II
 Project
 4.50%, due 10/1/27...................................    5,000,000    4,337,500
Florida State Board of Education Administration
 Capital Outlay, Series A
 5.00%, due 6/1/24....................................    4,740,000    4,526,700
Orlando Commission Utilities Water & Electric Revenue,
 Series D
 5.00%, due 10/1/23...................................   10,000,000    9,437,500
                                                                    ------------
                                                                      26,468,363
                                                                    ------------
GEORGIA (2.9%)
Georgia Municipal Electric Authority Power Revenue,
 Series A
 8.00%, due 1/1/15....................................   14,745,000   15,979,894
                                                                    ------------
HAWAII (0.8%)
Hawaii State Department Budget & Finance Special
 Purpose Revenue, Hawaiian Electric Co., Inc., Series
 C
 7.375%, due 12/1/20 (a)..............................    3,965,000    4,460,625
                                                                    ------------
ILLINOIS (8.0%)
Chicago Illinois Gas Supply Revenue Peoples Gas, Light
 & Coke Co., Series A
 8.10%, due 5/1/20 (a)................................    2,000,000    2,272,500
Illinois Development Finance Authority Pollution
 Control Revenue
 Illinois Power Co.
 Series C
 7.625%, due 12/1/16 (a)..............................    3,500,000    3,723,125
 Series A
 8.30%, due 4/1/17 ...................................   12,000,000   13,155,000
Illinois Health Facilities Authority Revenue
 Glenoaks Hospital, Series E
 9.50%, due 11/15/19..................................      925,000    1,083,406
 Hinsdale Hospital
 Series A
 9.00%, due 11/15/15..................................    6,390,000    7,308,563
 Series B
 9.00%, due 11/15/15..................................    1,905,000    2,178,844

                                                         Principal
                                                          Amount       Value
                                                      --------------------------
ILLINOIS (CONTINUED)
Illinois Health Facilities Authority Revenue
 Hinsdale Hospital
 Series C
 9.50%, due 11/15/19..................................  $ 5,870,000 $  6,845,887
 Methodist Medical Center, Series A
 8.00%, due 10/1/14...................................    1,000,000    1,006,590
 Proctor Community Hospital
 7.375%, due 1/1/23...................................    3,700,000    3,820,250
 Rockford Memorial Hospital, Series B
 6.00%, due 8/15/21...................................    1,045,000    1,065,900
Illinois Regional Transportation Authority Sales Tax
 Revenue, Series C
 7.10%, due 6/1/25....................................    1,500,000    1,695,000
                                                                    ------------
                                                                      44,155,065
                                                                    ------------
INDIANA (1.5%)
Indiana Health Facility Financing Authority Jackson
 County Schneck Memorial Hospital
 7.50%, due 2/15/12...................................    2,600,000    2,782,000
Indiana State Finance Authority
 Toll Road Revenue
 6.00%, due 7/1/15....................................    5,500,000    5,609,945
                                                                    ------------
                                                                       8,391,945
                                                                    ------------
KENTUCKY (1.0%)
Carroll County Kentucky Pollution Control Revenue,
 Series A
 7.45%, due 9/15/16...................................    1,000,000    1,155,000
Trimble County Kentucky Pollution Control Revenue,
 Series A
 7.625%, due 11/1/20 (a)..............................    3,670,000    4,160,863
                                                                    ------------
                                                                       5,315,863
                                                                    ------------
LOUISIANA (2.2%)
Louisiana State Offshore Terminal Authority, Deepwater
 Port Revenue Series E
 7.60%, due 9/1/10....................................    4,980,000    5,540,250
Ouachita Parish Louisiana Hospital Service Glenwood
 Regional Medical Center
 7.50%, due 7/1/21....................................    6,000,000    6,487,500
                                                                    ------------
                                                                      12,027,750
                                                                    ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                        Principal
                                                         Amount       Value
                                                      -------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (0.9%)
Massachusetts State Health & Educational Facilities
 Revenue
 Harvard University, Series P
 5.375%, due 11/1/32.................................. $ 2,000,000 $  2,000,000
 University Hospital, Series C
 7.25%, due 7/1/19....................................   2,500,000    2,815,625
                                                                   ------------
                                                                      4,815,625
                                                                   ------------
MICHIGAN (4.5%)
Flint Michigan Hospital Building Authority Revenue,
 Hurley Medical Center
 Series B
 8.125%, due 7/1/06...................................   2,100,000    2,169,720
Lake Orion Community School District
 5.50%, due 5/1/20....................................   6,000,000    6,030,000
Michigan State Hospital Finance Authority Revenue,
 Genesys Health System
 Series A
 7.50%, due 10/1/27...................................  11,255,000   11,958,437
Midland Water Revenue
 7.20%, due 4/1/10....................................   1,000,000    1,093,750
Monroe County Michigan Pollution Control Revenue,
 Detroit Edison Company
 Series A
 7.50%, due 12/1/19 (a)...............................   3,225,000    3,607,969
                                                                   ------------
                                                                     24,859,876
                                                                   ------------
MINNESOTA (1.7%)
Saint Paul Housing & Redevelopment Authority
 HealthEast Hospital Revenue Project, Series B
 9.625%, due 11/1/08..................................   8,505,000    9,185,400
                                                                   ------------
NEVADA (1.3%)
Clark County Airport Revenue
 8.125%, due 7/1/18 (a)...............................   6,500,000    7,174,375
                                                                   ------------
NEW YORK (23.9%)
Buffalo & Fort Erie New York Public Bridge Authority
 Toll Bridge System Revenue 5.75%, due 1/1/25.........     300,000      307,125
Metropolitan Transportation Authority Facilities
 Revenue
 Series 5
 7.00%, due 7/1/12....................................   2,265,000    2,471,681
 Series L
 7.50%, due 7/1/17....................................   3,225,000    3,515,250

                                                        Principal
                                                         Amount       Value
                                                      -------------------------
NEW YORK (CONTINUED)
Monroe County New York
 Airport Authority Revenue
 Greater Rochester International
 7.25%, due 1/1/19 (a)................................ $ 5,800,000 $  6,380,000
New York City General Obligation
 Series B
 7.00%, due 6/1/15....................................   5,800,000    6,119,000
 Series A
 7.75%, due 8/15/07...................................   2,000,000    2,252,500
 7.75%, due 8/15/15...................................   2,900,000    3,291,500
 7.75%, due 8/15/16...................................   2,000,000    2,270,000
 Series D
 8.00%, due 8/1/04....................................   1,500,000    1,721,250
 Series F
 8.20%, due 11/15/04..................................   4,600,000    5,347,500
New York State Dormitory
 Authority Revenue
 Series A
 5.25%, due 5/15/21...................................   4,100,000    3,797,625
 5.50%, due 5/15/23...................................   4,000,000    3,830,000
 5.625%, due 7/1/16...................................   5,000,000    5,231,250
 5.625%, due 7/1/16...................................   1,300,000    1,306,500
 7.375%, due 7/1/30...................................   2,880,000    3,258,000
 7.50%, due 5/15/13...................................   4,250,000    5,105,313
 Series B
 7.50%, due 5/15/11...................................   4,250,000    5,110,625
New York State Energy
 Research & Development
 Authority, Electric Facilities
 Pollution Control Revenue
 Brooklyn Union Gas Co. Project
 8.75%, due 7/1/15....................................  13,500,000   13,978,575
 Con Edison
 7.75%, due 1/1/24 (a)................................   8,425,000    9,077,938
New York State Environmental
 Facilities Corp. State Water
 Pollution Control Revenue
 Series B
 5.20% due 5/15/14....................................   3,000,000    3,022,500
 Series A
 7.50%, due 6/15/12...................................   3,050,000    3,465,562
New York State Local
 Government Assistance
 Series C
 5.50%, due 4/1/22....................................   6,175,000    6,128,688
 Series A
 7.00%, due 4/1/12....................................   2,225,000    2,494,781

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                        THE MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

                                                        Principal
                                                         Amount       Value
                                                      -------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Medical Care Facilities Finance Agency
 Revenue
 7.50%, due 2/15/21................................... $   600,000 $    680,250
 7.875%, due 8/15/20..................................   1,215,000    1,383,581
 Hospital & Nursing Home, Series A
 8.00%, due 2/15/28...................................   3,000,000    3,333,750
 St. Francis Hospital, Project A
 7.625% due 11/1/21...................................   2,300,000    2,515,625
New York State Power Authority Revenue & General
 Purpose, Series T
 5.00%, due 1/1/19....................................   2,900,000    2,755,000
New York State Thruway Authority
 General Revenue, Series A
 5.50%, due 1/1/23....................................   2,000,000    2,002,500
New York State Urban Development Corp. Correctional
 Facilities Revenue
 5.25%, due 1/1/18....................................     300,000      296,625
 5.50%, due 1/1/13....................................   1,500,000    1,488,750
 5.70%, due 4/1/20....................................   3,000,000    3,041,250
 Series A
 5.25%, due 1/1/21....................................  10,000,000    9,312,500
Port Authority of New York & New Jersey Consolidated
 Series 72
 7.35%, due 10/1/27...................................   4,000,000    4,700,000
Triborough Bridge & Tunnel Authority of New York,
 General Purpose Revenue Series A
 4.75%, due 1/1/19....................................   1,080,000      990,900
                                                                   ------------
                                                                    131,983,894
                                                                   ------------
OHIO (0.4%)
Ohio State Air Quality Development Authority,
 Pollution Control Revenue Cleveland County Project
 8.00%, due 12/1/13...................................   2,000,000    2,430,000
                                                                   ------------
OKLAHOMA (0.7%)
Tulsa Industrial Authority Regional Medical Center
 Hospital Revenue, Series A
 7.625%, due 6/1/17...................................   3,645,000    4,141,631
                                                                   ------------
PENNSYLVANIA (4.0%)
Allegheny County Pennsylvania Hospital Development
 Authority Revenue, Saint Margaret Memorial Hospital
 Project A
 9.80%, due 7/1/10....................................   1,500,000    1,548,930

                                                        Principal
                                                         Amount       Value
                                                      -------------------------
PENNSYLVANIA (CONTINUED)
Delaware River Port Authority of Pennsylvania & New
 Jersey Revenue
 5.50%, due 1/1/26.................................... $ 7,500,000 $  7,518,750
Emmaus Pennsylvania General Authority Revenue, Series
 E
 7.90%, due 5/15/18...................................   6,450,000    7,078,875
Pennsylvania Higher Education
 Thomas Jefferson University, Series A
 6.00%, due 7/1/19....................................   1,750,000    1,800,312
Pottsville City Hospital Authority Revenue Warne
 Clinic
 7.00%, due 7/1/14....................................   4,000,000    4,090,000
                                                                   ------------
                                                                     22,036,867
                                                                   ------------
PUERTO RICO (1.9%)
Puerto Rico Commonwealth Aqueduct & Sewer Authority
 Revenue
 5.00%, due 7/1/15....................................   2,000,000    1,902,500
Puerto Rico Commonwealth
 General Obligation
 3.00%, due 7/1/06....................................   8,000,000    6,610,000
 8.375%, due 7/1/07...................................     375,000      406,875
University of Puerto Rico
 University Revenue, Series N
 (zero coupon), due 6/1/10............................   3,380,000    1,605,500
                                                                   ------------
                                                                     10,524,875
                                                                   ------------
TENNESSEE (1.1%)
Metropolitan Government Nashville & Davidson County
 Tennessee Water & Sewer Revenue
 7.00%, due 1/1/14....................................   6,000,000    6,178,740
                                                                   ------------
TEXAS (11.3%)
Austin Texas Utility System Revenue Series A
 (zero coupon), due 11/15/11..........................  19,800,000    8,464,500
Brazos River Authority Texas Revenue Houston Lighting
 & Power
 Project C
 8.10%, due 5/1/19....................................   2,050,000    2,242,188
 Project A
 8.25%, due 5/1/19....................................   2,500,000    2,734,375
Houston Water & Sewer Revenue
 Junior Lien, Series C
 (zero coupon), due 12/1/10...........................  12,700,000    5,762,625

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                         Principal
                                                          Amount       Value
                                                      --------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Matagorda County Texas Pollution Control Revenue,
 Houston Lighting & Power
 Series E
 7.20%, due 12/1/18...................................  $ 6,470,000 $  7,246,400
 Series D
 7.60%, due 10/1/19 (a)...............................    9,500,000   10,675,625
San Antonio Texas Electric & Gas Revenue
 5.00%, due 2/1/14....................................    2,750,000    2,664,062
 Series B
 5.00%, due 2/1/16....................................   10,000,000    9,612,500
Texas Water Resources
 Finance Authority Revenue
 7.625%, due 8/15/08..................................   11,970,000   13,376,475
                                                                    ------------
                                                                      62,778,750
                                                                    ------------
UTAH (3.1%)
Intermountain Power Agency of Utah Power Supply
 Revenue
 Series F
 5.00%, due 7/1/13....................................    4,450,000    4,322,062
 Series A
 5.00%, due 7/1/21....................................    3,400,000    3,106,750
 Second Crossover Series
 5.75%, due 7/1/20....................................    5,500,000    5,506,215
 Series D
 8.625%, due 7/1/21...................................    2,030,000    2,217,775
International Power Agency of Utah Special Obligation
 First Crossover Series
 7.875%, due 7/1/14...................................    2,000,000    2,076,560
                                                                    ------------
                                                                      17,229,362
                                                                    ------------
VIRGINIA (0.9%)
Upper Occoquan Regional Sewerage Authority Revenue
 4.75%, due 7/1/29....................................    5,500,000    5,011,875
                                                                    ------------
WEST VIRGINIA (0.8%)
West Virginia School Building
 Authority Revenue, Series B
 6.75%, due 7/1/17....................................    1,000,000    1,067,500
West Virginia State Building Commission Lease Revenue,
 West Virginia Regional Jail & Correction, Series A
 7.00%, due 7/1/15....................................    3,000,000    3,281,250
                                                                    ------------
                                                                       4,348,750
                                                                    ------------
Total Long-Term Municipal Bonds
 (Cost $513,334,345)..................................               531,407,715
                                                                    ------------

                                                    Principal
                                                     Amount        Value
                                                 -------------------------------
SHORT-TERM INVESTMENTS (0.2%)
INDIANA (0.1%)
Jasper County Indiana
 Pollution Control Revenue
 Series A
 5.90%, due 8/1/10 (b)............................ $   600,000  $    600,000
                                                                ------------
LOUISIANA (0.0%) (C)
Ascension Parish Louisiana
 Pollution Control Revenue
 5.90%, due 12/1/05 (b)...........................     200,000       200,000
                                                                ------------
PENNSYLVANIA (0.1%)
Schuylkill County Industrial
 Development Authority Revenue
 5.90%, due 12/1/11 (b)...........................     400,000       400,000
                                                                ------------
Total Short-Term Investments
 (Cost $1,200,000)................................                 1,200,000
                                                                ------------
Total Investments
 (Cost $514,534,345) (d)..........................        96.3%  532,607,715 (e)
Cash and Other Assets, Less Liabilities...........         3.7    20,458,654
                                                   -----------  ------------
Net Assets........................................       100.0% $553,066,369
                                                   ===========  ============

-------
(a) Interest on these securities is subject to alternative minimum tax.
(b) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(c) Less than one tenth of a percent.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1995 net unrealized appreciation was $18,073,370, based on cost for Federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,326,371 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,253,001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                        THE MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $514,534,345)..................................  $532,607,715
Cash.............................................................        98,603
Receivables:
 Investment securities sold......................................    25,208,105
 Interest........................................................    10,945,642
 Fund shares sold................................................       242,533
Other assets.....................................................           560
                                                                   ------------
  Total assets...................................................   569,103,158
                                                                   ------------
LIABILITIES:
Payables:
 Investment securities purchased.................................    14,094,348
 Fund shares redeemed............................................       363,211
 NYLIFE Distributors.............................................       361,787
 Adviser.........................................................       140,484
 Transfer agent..................................................        44,559
 Custodian.......................................................        15,233
 Trustees........................................................         7,708
Accrued expenses.................................................        70,461
Dividend payable.................................................       938,998
                                                                   ------------
  Total liabilities..............................................    16,036,789
                                                                   ------------
Net assets.......................................................  $553,066,369
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A.........................................................  $      9,728
 Class B.........................................................       541,549
Additional paid-in capital.......................................   552,747,386
Accumulated distributions in excess of net investment income.....       (45,290)
Accumulated net realized loss on investments.....................   (18,260,374)
Net unrealized appreciation on investments.......................    18,073,370
                                                                   ------------
Net assets.......................................................  $553,066,369
                                                                   ============
CLASS A
Net assets applicable to outstanding shares......................  $  9,752,311
                                                                   ============
Shares of beneficial interest outstanding........................       972,846
                                                                   ============
Net asset value per share outstanding............................  $      10.02
Maximum sales charge (4.50% of offering price)...................          0.47
                                                                   ------------
Maximum offering price per share outstanding.....................  $      10.49
                                                                   ============
CLASS B
Net assets applicable to outstanding shares......................  $543,314,058
                                                                   ============
Shares of beneficial interest outstanding........................    54,154,876
                                                                   ============
Net asset value per share outstanding............................  $      10.03
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Interest.........................................................  $34,622,600
                                                                    -----------
Expenses: (Note 2)
 Administration (Note 3)..........................................    1,610,982
 Advisory (Note 3)................................................    1,610,982
 Service (Note 3).................................................    1,342,485
 Distribution--Class B (Note 3)...................................    1,175,464
 Transfer agent...................................................      308,243
 Shareholder communication........................................      125,505
 Legal............................................................       84,300
 Recordkeeping (Note 3)...........................................       79,801
 Custodian........................................................       56,251
 Registration.....................................................       35,732
 Trustees.........................................................       25,410
 Auditing.........................................................       22,973
 Miscellaneous....................................................       46,447
                                                                    -----------
  Total expenses..................................................    6,524,575
                                                                    -----------
Net investment income.............................................   28,098,025
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) from:
 Security transactions............................................   11,083,134
 Futures transactions.............................................   (7,845,882)
                                                                    -----------
Net realized gain on investments..................................    3,237,252
Net change in unrealized depreciation on investments..............   42,963,850
                                                                    -----------
Net realized and unrealized gain on investments...................   46,201,102
                                                                    -----------
Net increase in net assets resulting from operations..............  $74,299,127
                                                                    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                     September 1
                                        Year ended     through      Year ended
                                       December 31   December 31    August 31
                                           1995         1994*          1994
                                       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income...............  $ 28,098,025  $  9,780,492  $ 28,224,056
 Net realized gain (loss) on
  investments........................     3,237,252   (12,726,339)   (7,594,631)
 Net change in unrealized
  appreciation (depreciation) on
  investments........................    42,963,850   (16,468,643)  (25,163,832)
                                       ------------  ------------  ------------
 Net increase (decrease) in net
  assets resulting from operations...    74,299,127   (19,414,490)   (4,534,407)
                                       ------------  ------------  ------------
Dividends and distributions to
 shareholders:
 From net investment income:
 Class A.............................      (420,574)          --            --
 Class B.............................   (27,677,470)   (9,403,609)  (28,053,524)
 From net realized gain on
  investments:
 Class B.............................           --            --     (3,880,963)
                                       ------------  ------------  ------------
  Total dividends and distributions
   to shareholders...................   (28,098,044)   (9,403,609)  (31,934,487)
                                       ------------  ------------  ------------
Capital share transactions:
 Net proceeds from sale of shares:
 Class A.............................     9,868,992           --            --
 Class B.............................    57,450,885    22,879,474   165,597,878
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
 Class A.............................       364,579           --            --
 Class B.............................    17,430,060     5,985,020    20,984,547
                                       ------------  ------------  ------------
                                         85,114,516    28,864,494   186,582,425
 Cost of shares redeemed:
 Class A.............................    (1,090,878)          --            --
 Class B.............................   (90,939,204)  (38,421,988)  (74,717,922)
                                       ------------  ------------  ------------
  Increase (decrease) in net assets
   derived from capital share
   transactions......................    (6,915,566)   (9,557,494)  111,864,503
                                       ------------  ------------  ------------
  Net increase (decrease) in net
   assets............................    39,285,517   (38,375,593)   75,395,609
NET ASSETS:
Beginning of period..................   513,780,852   552,156,445   476,760,836
                                       ------------  ------------  ------------
End of period........................  $553,066,369  $513,780,852  $552,156,445
                                       ============  ============  ============
Accumulated distributions in excess
 of net investment income............  $    (45,290) $    (32,725) $   (409,608)
                                       ============  ============  ============

-------
*The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                        THE MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                   Class B
                                               ----------------------------------------------------
                          Class A    Class B   September 1
                          --------  ---------    through           Year ended August 31
                              Year ended       December 31  ---------------------------------------
                          December 31, 1995       1994*       1994       1993      1992      1991
                          -------------------  -----------  --------   --------  --------  --------
Net asset value at be-
 ginning of period......  $  9.20   $    9.20   $   9.71    $  10.39   $  10.21  $   9.82  $   9.40
                          -------   ---------   --------    --------   --------  --------  --------
Net investment income...     0.52        0.51       0.17        0.51       0.57      0.59      0.59
Net realized and
 unrealized gain (loss)
 on investments.........     0.83        0.83      (0.51)      (0.58)      0.47      0.40      0.43
                          -------   ---------   --------    --------   --------  --------  --------
Total from investment
 operations.............     1.35        1.34     (0. 34)      (0.07)      1.04      0.99      1.02
                          -------   ---------   --------    --------   --------  --------  --------
Less dividends and dis-
 tributions:
From net investment in-
 come...................    (0.53)      (0.51)     (0.17)      (0.53)     (0.60)    (0.60)    (0.60)
From net realized gain
 on investments.........      --          --         --        (0.08)     (0.26)      --        --
                          -------   ---------   --------    --------   --------  --------  --------
Total dividends and dis-
 tributions.............    (0.53)      (0.51)     (0.17)      (0.61)     (0.86)    (0.60)    (0.60)
                          -------   ---------   --------    --------   --------  --------  --------
Net asset value at end
 of period..............  $ 10.02   $   10.03   $   9.20    $   9.71   $  10.39  $  10.21  $   9.82
                          =======   =========   ========    ========   ========  ========  ========
Total investment return
 (a)....................    15.00%      14.86%     (3.53%)     (0.69%)    10.81%    10.42%    11.21%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..      5.5%        5.2%       5.6%+       5.4%       5.6%      5.9%      6.1%
 Expenses...............      1.0%        1.2%       1.2%+       1.2%       1.2%      1.3%      1.4%
Portfolio turnover rate.      110%        110%        37%         92%       138%       97%       52%
Net assets at end of pe-
 riod (in 000's)........  $ 9,752   $ 543,314   $513,781    $552,156   $476,761  $292,936  $174,625

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the Tax Free Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be im-posed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (ex-cept for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to provide a high level of current income free from regular Federal income tax, consistent with preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the Tax Free Bond Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer sup-plied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by

--------------------------------------------------------------------------------
                        THE MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including re-stricted securities and securities for which no market quotations are avail-able, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regu-lar close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Tax Free Bond Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio. This prac-tice is known as hedging.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their con-tracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required. Permanent book-tax differences of $1,296 and $12,546 have been re-classified to additional paid-in capital and accumulated net investment income, respectively, from accumulated net realized loss on investments, due to share-holder dividends.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Tax Free Bond Fund intends to declare and pay dividends monthly.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call. Dis-counts are accreted when required by Federal tax regulations.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of 0.30% of the average daily net assets of the Fund.

--------------------------------------------------------------------------------
                        THE MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will re-duce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most re-strictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $62,656 for the year ended December 31, 1995.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $675,151.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $8,152.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $37,422 for the year ended December 31, 1995.

Fees for recordkeeping services provided to the Trust by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of operations.

NOTE 4 -- FEDERAL INCOME TAX:

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards of $18,260,374 are available to the extent provided by regula-tions to offset future realized gains through 2003. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $566,568 and $594,267, respectively.

--------------------------------------------------------------------------------
                        THE MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                          September 1
                                           Year Ended       through   Year Ended
                                           December 31    December 31 August 31
                                              1995           1994*       1994
                                         ---------------  ----------- ----------
                                         Class A Class B         Class B
                                         ------- -------  ----------------------
Shares sold.............................  1,047   5,918      2,461      16,383
Shares issued in reinvestment of divi-
 dends and distributions................     38   1,794        645       2,099
                                          -----  ------     ------      ------
                                          1,085   7,712      3,106      18,482
Shares redeemed.........................    112   9,416      4,109       7,488
                                          -----  ------     ------      ------
Net increase (decrease).................    973  (1,704)    (1,003)     10,994
                                          =====  ======     ======      ======

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay Tax Free Bond Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                              CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Invests primarily in common stocks          You want your investments to grow
Capital Appreciation Fund    GRAPH INDICATING    of companies in expanding markets           and are willing to accept a higher
                             RISK/REWARD         with strong growth potential                level of risk for higher return
                             OF FUND]                                                        potential
------------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Invests in a portfolio that tracks          You seek a conservative way to partici-
Equity Index Fund            GRAPH INDICATING    the makeup and returns of the               pate in the growth potential of stocks+
                             RISK/REWARD         S&P 500*
                             OF FUND]
------------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Offers broad diversification into           You prefer the higher return potential
International Equity Fund    GRAPH INDICATING    international stock markets with            of international equities or want to
                             RISK/REWARD         an emphasis on risk control                 add diversification to your domestic
                             OF FUND]                                                        investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                              CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Balances current income with growth         You seek a combination of income and
Total Return Fund            GRAPH INDICATING    opportunities by investing in stocks,       growth potential and want to manage
                             RISK/REWARD         bonds, and money market instruments         risk through diversification
                             OF FUND]
------------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Seeks undervalued stocks with               You seek to maximize total return from
Value Fund                   GRAPH INDICATING    attractive dividends and a stimulus         securities which may have more poten-
                             RISK/REWARD         for positive change                         tial than the market currently sees
                             OF FUND]
------------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Invests in convertible securities for       You want income from securities that
Convertible Fund             GRAPH INDICATING    a special blend of long-term growth         may offer growth potential if converted
                             RISK/REWARD         potential and dividend income               into common stock
                             OF FUND]
------------------------------------------------------------------------------------------------------------------------------------

  * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

  + The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

 ++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

 || Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

  # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                           CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks a high level of current income     You are seeking to combine high current
Government Fund               GRAPH INDICATING   consistent with safety of principal      income and safety of principal
                              RISK/REWARD OF     primarily from U.S. government
                               FUND]             securities(S)
------------------------------------------------------------------------------------------------------------------------------------
High Yield                   [HORIZONTAL BAR     An aggressive high yield bond            You want to maximize current income
Corporate Bond Fund           GRAPH INDICATING   fund that is actively managed for        and can accept the higher risk of
                              RISK/REWARD OF     maximum current income                   securities with high yield potential
                               FUND]
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks high current yields and            You prefer the higher return potential of
International Bond Fund       GRAPH INDICATING   competitive total return from non-       international bonds or want to add
                              RISK/REWARD OF     U.S. bonds with an emphasis on           diversification to your domestic
                               FUND]             risk control                             investments++
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks to provide current income,         You are averse to risk or want to earn
Money Market Fund             GRAPH INDICATING   stability of principal, and liquidity,   competitive yields on cash you're plan-
                              RISK/REWARD OF     with free checkwriting||                 ning to spend or invest in the near future
                               FUND]
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                             CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks high current income that's           You're in a high federal income tax
Tax Free Bond Fund            GRAPH INDICATING   exempt from regular federal                bracket or want to pay less of your
                              RISK/REWARD OF     income tax#                                investment income to the IRS
                               FUND]
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks high current income exempt           You're a California resident and want to
California Tax Free Fund      GRAPH INDICATING   from both federal and California           keep more of what you earn by investing
                              RISK/REWARD OF     income taxes consistent with               for income that's double tax free#
                               FUND]             preservation of capital#
------------------------------------------------------------------------------------------------------------------------------------
                             [HORIZONTAL BAR     Seeks high current income exempt           You're a New York State or City resident
New York Tax Free Fund        GRAPH INDICATING   from federal, New York State, and          and want to keep more of what you earn
                              RISK/REWARD OF     New York City income taxes consis-         with income that's double or triple tax
                               FUND]             tent with preservation of capital#         free#
------------------------------------------------------------------------------------------------------------------------------------

    If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                               MainStay Tax Free
                                   Bond Fund
--------------------------------------------------------------------------------

                                     1995
                                    annual
                                    report

                              The year in review
                                 fund results
                            & portfolio highlights

                   [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]
--------------------------------------------------------------------------------
                               December 31, 1995
--------------------------------------------------------------------------------

                              Officers & Trustees


                       Alice T. Kane      Chairperson and Trustee
                       Walter W. Ubl      President and Trustee
            Nancy Maginnes Kissinger      Trustee
                    Terry L. Lierman      Trustee
                 Donald E. Nickelson      Trustee
              Ralph A. Pfeiffer, Jr.      Trustee
                      Donald K. Ross      Trustee
                 Richard S. Trutanic      Trustee
                  Jefferson C. Boyce      Senior Vice President
                    Anthony W. Polis      Chief Financial Officer
                     Richard A. Topp      Vice President
                  Richard W. Zuccaro      Vice President
                 A. Thomas Smith III      Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel

[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay Tax Free Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

[LOGO OF RECYCLED PAPER APPEARS HERE]                               MSAN16 (296)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                   Chairperson's Letter        2

                  MainStay Total Return Fund Highlights

                       and Portfolio Managers' Comments        4

                              Returns & Lipper Rankings        6

                               Year-by-Year Performance        7

     $10,000 Invested in the MainStay Total Return Fund
               Class A Shares vs. S&P 500 and Inflation        7

     $10,000 Invested in the MainStay Total Return Fund

               Class B Shares vs. S&P 500 and Inflation        7

                               Top 25 Security Holdings        8

                                   10 Largest Purchases        9

                                       10 Largest Sales        9

                   Diversification by Industry -- Top 5        10

                                  Portfolio Composition        10

                                   Financial Statements        11

                          Notes to Financial Statements        18

                      Report of Independent Accountants        24

                                     The MainStay Funds        26

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------


[PHOTO OF ALICE T. KANE APPEARS HERE]

Alice T. Kane, Chairperson


Report to Shareholders for the Year Ended December 31, 1995

For stock and bond investors alike, 1995 was an outstanding year. The stock market provided its highest returns in two decades, with the S&P 500 Index* rising 37.53%. Long-term Treasury bonds rose almost as much, ending the year up 30.1%. Intermediate-term Treasuries also turned in a banner year at 19.0% -- their highest annual total return in ten years. These results stemmed from a combination of positive fundamentals, which included low inflation, strong productivity, solid profits, moderate economic growth, and lower interest rates across the maturity spectrum.

In this context, we are pleased to report to you on the activities and investment results of the MainStay(R) Total Return Fund for the twelve months ended December 31, 1995. For the year, the Fund provided returns of 28.66% and 27.96% for Class A and Class B shares, respectively, excluding all sales charges. This placed the Fund's Class A shares in the top 14%, and Class B shares in the top 19%, of 220 balanced funds tracked by Lipper Analytical Services, Inc. for the same twelve-month period.+

The Fund benefited from careful adherence to diversification limits in the equity portion of the portfolio, which was well positioned to take advantage of growth opportunities in 1995. In the fixed-income portion of the portfolio, maintaining a duration that was neutral to the market helped the Fund participate as fully as possible in the bond market rally. Details on the portfolio's management, makeup, and quality can be found on the following pages.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive returns are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.

---------------
*  See footnote on page 7 for more information on the S&P 500.
+ See footnote on page 6 for more information on Lipper Analytical Services, Inc.



/s/ Alice T. Kane


Alice T. Kane
January 1996

--------------------------------------------------------------------------------
MainStay Total Return Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

 .  Second highest annual total returns in the history of the Fund
 .  Annual total returns of 28.66% and 27.96% for Class A and Class B shares, respectively, excluding all sales charges
 .  Class A shares ranked in the top 14% and Class B shares in the top 19% of 220
   Lipper balanced funds for the 12 months ended 12/31/95

[PHOTO OF TOTAL RETURN TEAM APPEARS HERE]

Total Return Team--Edmund Spelman,
Rudy Carryl, Eileen Cook, Christopher Harms, Ravi Akhoury (left to right)

For the calendar year 1995, the MainStay Total Return Fund posted total returns of 28.66% and 27.96% for Class A and Class B shares, respectively, excluding all sales charges. Over the same period, both share classes outperformed the average Lipper balanced fund's return of 25.17%. These outstanding returns reflected unusually favorable market conditions which are unlikely to be repeated in 1996.

The Total Return Fund is a growth and income fund with its equity component managed as a growth portfolio. Growth stocks generally outperformed value stocks last year, partially because growth stocks are less tied to the economy than are many of the cyclical value sectors and securities. The environment was characterized by a slowing economy, which was good for growth but not for value. Competitively, this gave us an advantage in the Total Return Fund (except during the fourth quarter), because many of its peer funds have more value-oriented equity components.

During 1995, the bond component of the Fund contributed positively to returns as interest rates declined and bond prices rallied. Our decision to maintain a duration position closely in line with the market allowed us to participate strongly in the rally. We focused on high-quality issues throughout the year, with careful security selection in


Growth Stocks
--------------------------------------------------------------------------------
Stocks that are participating in expanding markets or have faster increasing revenues or earnings per share than most other equities.

Value Stocks
--------------------------------------------------------------------------------
Stocks that are currently out of favor, but have features that the adviser believes are likely to make them increase in value over time.

Duration
--------------------------------------------------------------------------------
A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

Treasuries, agencies, and seasoned mortgage pass-through securities. Our decision to underweight corporate bonds proved beneficial, as corporates and mortgage-related securities in general underperformed Treasuries. At this juncture, we continue to maintain a neutral position with respect to interest rate movements.

The equity component of the Fund enjoyed handsome returns from stocks in a broad variety of industries. Our selections in finance, healthcare, technology, and even some selected consumer discretionary stocks contributed positively to performance. We were vigilant in sticking to our diversification limits by industry and issue. This helped the Fund when our semiconductor technology holdings, which skyrocketed until September, corrected sharply from mid-September through year-end. Meanwhile, other technology stocks in the Fund continued to climb, reaching new highs. Nevertheless, as value stocks outperformed growth stocks in the fourth quarter, the Total Return Fund lagged the average Lipper balanced fund for the last three months of the year.

Looking ahead, we currently intend to add to the healthcare sector, where we find the fundamentals compelling in pharmaceuticals, medical devices, and HMOs. Selected consumer stocks may continue to do well, but our holdings in the group may be further reduced. Financials can benefit from even lower rates, but we will monitor the consumer credit situation closely, especially if the economy weakens more than expected. Finally, we continue to review the commodity-based cyclical technology holdings such as semiconductor stocks to determine whether they meet our strict investment criteria going forward. Nevertheless, we believe some areas in technology will continue to produce substantial earnings gains with the potential for stock price appreciation.

We believe that if low inflation, slow economic growth, and low interest rates continue into 1996, the environment should continue to be favorable for total return investing.

Ravi Akhoury
Rudy Carryl
Edmund Spelman
Portfolio Managers

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *
----------------------------------------------------------------------------------------------------
                                                                                Life of Fund
                                      1 year                5 years           through 12/31/95
Class A                               28.66%                14.49%                12.51%
Class B                               27.96%                14.37%                12.44%
----------------------------------------------------------------------------------------------------
Fund SEC returns*
----------------------------------------------------------------------------------------------------
                                                                                Life of Fund
                                      1 year                5 years           through 12/31/95
Class A                               21.59%                13.20%                11.72%
Class B                               22.96%                14.13%                12.44%
----------------------------------------------------------------------------------------------------
Fund Lipper+ rankings and year-end Lipper category returns
----------------------------------------------------------------------------------------------------
                                                                              Life of Fund/Class
                                       1 year               5 years            through 12/31/95
Class A                          30 out of 220 funds          n/a             30 out of 220 funds
Class B                          41 out of 220 funds    13 out of 62 funds    20 out of 45 funds
Average Lipper balanced fund          25.17%                13.05%                11.94%
----------------------------------------------------------------------------------------------------
Fund year-end per-share net asset values and distributions for 1995
----------------------------------------------------------------------------------------------------
                                    NAV 12/31/95           Income              Capital Gains
Class A                               $18.53               $0.4226               $0.0000
Class B                               $18.53               $0.3279               $0.0000
----------------------------------------------------------------------------------------------------

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested.

   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (12/28/87) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95, the Lipper balanced fund category included 220 funds. For the 5-year and since inception periods ended 12/31/95, the Fund's Class B shares placed among the top 21% and 44%, respectively, of all balanced funds. Class A shares were not in existence for these periods. The Fund's Class A shares were first offered to the public 1/3/95; Class B shares 12/28/87.

--------------------------------------------------------------------------------
Year-by-Year Performance*
[BAR GRAPH APPEARS HERE]
--------------------------------------------------------------------------------

Year ended 12/31       Total Return %

      87                    0.50
      88                    7.65
      89                   14.99
      90                    5.06
      91                   36.84
      92                    3.62
      93                   10.50
      94                   -2.41
      95 Class A           28.66
      95 Class B           27.96


--------------------------------------------------------------------------------
$10,000 invested in the MainStay Total Return Fund
vs. S&P 500 and Inflation
--------------------------------------------------------------------------------

Class A Shares

[LINE GRAPH APPEARS HERE]


  Year-end            Total Return Fund      S&P 500++   Inflation(S)
    12/28/87              9450                10000         10000
    88                   10223                11754         10442
    89                   11756                15467         10927
    90                   12351                14985         11594
    91                   16900                19531         11950
    92                   17512                21017         12296
    93                   19350                23126         12634
    94                   18885                23440         12972
    95                   24297                32217         13310



Class B Shares

[LINE GRAPH APPEARS HERE]



  Year-end            Total Return Fund      S&P 500++   Inflation(S)
    12/28/87             10000                10000         10000
    88                   10818                11754         10442
    89                   12440                15467         10927
    90                   13070                14985         11594
    91                   17884                19531         11950
    92                   18531                21017         12296
    93                   20477                23126         12634
    94                   19984                23440         12972
    95                   25571                32217         13310

    ---------------
    The Class A graph assumes an initial investment of $10,000 made on 12/28/87 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 12/28/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

++ "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's Corporation. Results assume the reinvestment of all income and capital gains distributions.

(S) Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
Top 25 Security Holdings as of 12/31/95
--------------------------------------------------------------------------------

Holding                                                                                       $ amount
U.S. Treasury Note  due 6/30/97                                                             $46,227,125
U.S. Treasury Note  due 2/15/98                                                              25,776,563
Government National Mortgage Association (Mortgage Pass-Through Security)  due 2/20/26       21,938,800
U.S. Treasury Note  due 11/30/00                                                             21,361,800
HFS, Inc.                                                                                    18,712,575
U.S. Treasury Note  due 11/15/04                                                             17,784,987
3Com Corp.                                                                                   17,764,125
Federal National Mortgage Association (Mortgage Pass-Through Security)  due 2/15/11          16,018,018
Government National Mortgage Association ARM (Mortgage Pass-Through Security)  due 2/22/26   15,475,000
Computer Associates International, Inc.                                                      14,759,062
Amgen, Inc.                                                                                  14,487,500
U.S. Treasury Bond  due 8/15/25                                                              13,905,897
First Interstate Bancorp                                                                     13,650,000
Green Tree Financial Corp.                                                                   13,293,000
U.S. Treasury Bond  due 2/15/25                                                              13,175,778
Medtronic, Inc.                                                                              13,074,750
SunAmerica Inc.                                                                              12,696,750
Federal Home Loan Mortgage Corporation Gold (Mortgage Pass-Through Security)  due 2/20/26    11,876,063
United Healthcare Corp.                                                                      11,822,750
Alco Standard Corp.                                                                          11,803,188
Intel Corp.                                                                                  11,690,500
Federal Home Loan Mortgage Corporation Gold (Mortgage Pass-Through Security)  due 2/13/26    11,409,937
Travelers Group, Inc.                                                                        10,898,312
American International Group, Inc.                                                           10,545,000
Cordis Corp.                                                                                  9,949,500

Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Excludes short-term securities. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
10 Largest Purchases in 1995
--------------------------------------------------------------------------------

Holding                                        amount of purchase

Household International Inc.                       $6,940,798
First Data Corp.                                    6,871,484
MGIC Investment Corp.                               6,740,383
Triton Energy Corp.                                 6,682,422
Nine West Group, Inc.                               6,629,257
Schering-Plough Corp.                               6,089,994
Mylan Laboratories, Inc.                            6,083,716
Motorola, Inc.                                      5,929,936
Genzyme Corp.                                       5,818,855
Pharmacia & Upjohn, Inc.                            5,743,936

--------------------------------------------------------------------------------
10 Largest Sales in 1995
--------------------------------------------------------------------------------

Holding                                          amount of sale

Promus Companies, Inc.                             $6,469,778
Dollar General Corp.                                6,409,629
U.S. Healthcare Inc.                                6,023,440
PacifiCare Health Systems, Inc. Class B             5,871,458
Texas Instruments Inc.                              5,682,897
Harley-Davidson, Inc.                               5,608,046
Micron Technology Inc.                              5,551,628
DSC Communications Corp.                            5,249,063
Manpower, Inc.                                      4,628,755
Callaway Golf Co.                                   4,353,107

Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. All securities listed indicate total purchases/ sales for the issuer for the year. Excludes short-term securities. See financial statements for specific type of security held.

                      -------------------------------------------------
                      Diversification by industry--Top 5 as of 12/31/95
                      -------------------------------------------------

                      U.S. Government Obligations & Agencies     38.8%
[PIE CHART            Technology                                  8.5%
APPEARS HERE]         Pharmaceuticals                             6.2%
                      Finance                                     6.3%
                      Retail                                      4.6%
                      All Other Industries                       35.6%


                      -------------------------------------------------
                      Portfolio Composition as of 12/31/95
                      -------------------------------------------------

                      Common Stocks                              60.2%
[PIE CHART            Bonds & Notes                               0.3%
APPEARS HERE]         Convertible Preferred Stocks               38.1%
                      Cash & Equivalents                          1.4%

                             Note: actual percentages will vary over time

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                        Principal
                                                         Amount       Value
                                                       ------------------------

LONG-TERM BONDS (38.1%)+
ASSET-BACKED SECURITIES (3.8%)

AUTO LEASES (0.4%)
Ford Credit Auto Lease Trust
 Series 1995-1 Class A2
 6.35%, due 10/15/98.................................. $ 3,075,000 $  3,100,000
                                                                   ------------
AUTO LOANS (1.1%)
Ford Credit Grantor Trust
 Series 1995-B Class A
 5.90%, due 10/15/00..................................   3,686,520    3,702,741
NationsBank Auto Grantor Trust
 Series 1995-A Class A
 5.85%, due 6/15/02...................................   4,893,695    4,912,046
Union Acceptance Corp.
 Series 1995-B Class A
 6.575%, due 7/10/02..................................   1,403,307    1,421,284
                                                                   ------------
                                                                     10,036,071
                                                                   ------------
CREDIT CARD RECEIVABLES (1.2%)
American Express Master Trust
 Series 1992-1 Class A
 6.05%, due 6/15/98...................................   1,890,000    1,905,687
Chemical Master Credit Card Trust 1
 Series 1995-3 Class A
 6.23%, due 4/15/05...................................   4,865,000    4,970,279
Standard Credit Card Master Trust
 Series 1995-4 Class A
 5.975%, due 2/15/00 (d)..............................   3,630,000    3,630,000
                                                                   ------------
                                                                     10,505,966
                                                                   ------------
HOME EQUITY LOANS (1.1%)
Contitrade Services Home Equity Loan Trust
 Series 1991-1 Class A
 8.80%, due 1/15/06...................................   2,112,230    2,181,532
EQCC Home Equity Loan Trust
 Series 1995-3 Class A1
 6.25%, due 10/15/03..................................   2,465,521    2,473,410
Green Tree Home Improvement Loan Trust
 Series 1995-D Class A1
 6.05%, due 9/15/25...................................   2,679,317    2,686,016
 Series 1995-C Class A1
 6.20%, due 7/15/20...................................   2,036,396    2,042,770
                                                                   ------------
                                                                      9,383,728
                                                                   ------------
Total Asset-Backed Securities
 (Cost $32,758,499)...................................               33,025,765
                                                                   ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                        Principal
                                                         Amount       Value
                                                       ------------------------

CORPORATE BONDS (2.2%)
BANKS (1.2%)
First Union Corp.
 7.50%, due 4/15/35................................... $ 1,750,000 $  1,939,403
Regions Financial Corp.
 7.75%, due 9/15/24...................................   5,520,000    6,213,257
Southtrust Bank Birmingham, Alabama
 7.69%, due 5/15/25...................................   2,125,000    2,386,885
                                                                   ------------
                                                                     10,539,545
                                                                   ------------
BROKERAGE (0.2%)
Smith Barney Holdings Inc.
 7.98%, due 3/1/00....................................   1,400,000    1,501,094
                                                                   ------------
FINANCE (0.8%)
Associates Corp. of North America
 7.75%, due 2/15/05...................................   5,125,000    5,708,020
General Motors Acceptance Corp.
 9.625%, due 12/15/01.................................   1,365,000    1,605,731
                                                                   ------------
                                                                      7,313,751
                                                                   ------------
Total Corporate Bonds
 (Cost $18,564,018)...................................               19,354,390
                                                                   ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (29.6%)

FEDERAL AGENCY (0.2%)
Tennessee Valley Authority
 8.25%, due 4/15/42...................................   1,800,000    2,138,076
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.8%)
 7.09%, due 6/1/05....................................   3,750,000    3,886,838
 8.19%, due 10/6/04...................................   2,500,000    2,691,850
                                                                   ------------
                                                                      6,578,688
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE
 PASS-THROUGH SECURITY) (0.9%)
 6.00%, due 8/1/24....................................   8,472,775    8,206,645
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD (MORTGAGE
 PASS-THROUGH SECURITIES) (2.7%)
 6.00%, due 2/20/26 TBA (b)...........................  12,275,000   11,876,063
 7.00%, due 2/13/26 TBA (b)...........................  11,325,000   11,409,937
                                                                   ------------
                                                                     23,286,000
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount       Value
                                                     ------------------------
U.S. GOVERNMENT & FEDERAL
AGENCIES (CONTINUED)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (1.7%)
 6.25%, due 8/12/03................................. $ 2,685,000 $  2,671,494
 7.85%, due 9/10/04.................................   2,575,000    2,744,049
 8.50%, due 2/1/05..................................   8,645,000    9,458,322
                                                                 ------------
                                                                   14,873,865
                                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (0.6%)
 Series 1993-76 Class B
 6.00%, due 6/25/08.................................   2,888,627    2,734,259
 Series 1993-89 Class D
 7.00%, due 6/25/23.................................   2,725,000    2,628,344
                                                                 ------------
                                                                    5,362,603
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MEDIUM-TERM NOTE) (0.2%)
 7.21%, due 8/18/05.................................   1,815,000    1,892,373
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITY) (1.8%)
 7.00%, due 2/15/11 TBA (b).........................  15,745,000   16,018,018
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (4.8%)
 5.50%, due 2/22/26 ARM TBA (b)(f)..................  15,475,000   15,475,000
 7.50%, due 2/20/26 TBA (b).........................   4,950,000    5,084,591
 8.00%, due 2/20/26 TBA (b).........................  21,095,000   21,938,800
                                                                 ------------
                                                                   42,498,391
                                                                 ------------
UNITED STATES TREASURY BONDS (3.1%)
 6.875%, due 8/15/25................................  12,330,000   13,905,897
 7.625%, due 2/15/25................................  10,775,000   13,175,778
                                                                 ------------
                                                                   27,081,675
                                                                 ------------
UNITED STATES TREASURY NOTES (12.8%)
 5.625%, due 6/30/97 (c)............................  45,940,000   46,227,125
 5.625%, due 11/30/00...............................  21,170,000   21,361,800
 6.375%, due 8/15/02................................   1,475,000    1,546,670
 7.875%, due 11/15/04...............................  15,365,000   17,784,987
 8.125%, due 2/15/98 (c)............................  24,375,000   25,776,563
                                                                 ------------
                                                                  112,697,145
                                                                 ------------
Total U.S. Government & Federal Agencies
 (Cost $254,836,704)................................              260,633,479
                                                                 ------------

                                                        Principal
                                                         Amount       Value
                                                       ------------------------

YANKEE BONDS (2.5%)
African Development Bank
 6.875%, due 10/15/15................................. $ 2,215,000 $  2,277,729
BCH Cayman Islands
 8.25%, due 6/15/04...................................   2,205,000    2,423,427
Celulosa Arauco y Constitucion S.A.
 6.75%, due 12/15/03..................................   2,710,000    2,722,575
China International Trust &
 Investing Corp.
 9.00%, due 10/15/06..................................   2,455,000    2,781,441
Dresdner Bank-New York
 7.25%, due 9/15/15...................................   3,525,000    3,760,928
Grand Metropolitan Investment Corp.
 7.45%, due 4/15/35...................................   3,030,000    3,386,237
Republic of Italy
 6.875%, due 9/27/23..................................   2,590,000    2,527,037
Wharf Capital International Ltd.
 8.875%, due 11/1/04..................................   2,080,000    2,233,691
                                                                   ------------
Total Yankee Bonds
 (Cost $21,080,514)...................................               22,113,065
                                                                   ------------
Total Long-Term Bonds
 (Cost $327,239,735)..................................              335,126,699
                                                                   ------------
                                                         Shares
                                                       -----------
COMMON STOCKS (60.2%)
AIRLINES (0.7%)
Atlantic Southeast Airlines, Inc......................     131,500    2,827,250
Southwest Airlines Co.................................     163,500    3,801,375
                                                                   ------------
                                                                      6,628,625
                                                                   ------------
AUTO PARTS (0.6%)
Lear Seating Corp. (a)................................     175,000    5,075,000
                                                                   ------------
BANKS (3.6%)
Bank of New York Co., Inc.............................     158,000    7,702,500
Barnett Banks, Inc....................................     108,000    6,372,000
First Interstate Bancorp..............................     100,000   13,650,000
NationsBank Corp......................................      63,000    4,386,375
                                                                   ------------
                                                                     32,110,875
                                                                   ------------
BROKERAGE (0.8%)
Schwab (Charles) Corp.................................     373,500    7,516,687
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------


                                                         Shares       Value
                                                       ------------------------

COMMON STOCKS (CONTINUED)

BUILDINGS (1.3%)
Lennar Corp...........................................     137,000 $  3,442,125
Oakwood Homes Corp....................................     202,900    7,786,287
                                                                   ------------
                                                                     11,228,412
                                                                   ------------
COMMERCIAL SERVICES (0.6%)
Service Corp. International...........................     117,000    5,148,000
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (4.6%)
Alco Standard Corp....................................     258,700   11,803,188
Danka Business Systems Plc ADR (e)....................     145,000    5,365,000
EMC Corp. (a).........................................     200,000    3,075,000
Hewlett-Packard Co....................................      93,000    7,788,750
Seagate Technology, Inc. (a)..........................      60,500    2,873,750
Sun Microsystems, Inc. (a)............................     204,000    9,307,500
                                                                   ------------
                                                                     40,213,188
                                                                   ------------
CONSUMER DURABLES (0.8%)
Black & Decker Corp...................................     194,900    6,870,225
                                                                   ------------
CONSUMER FINANCIAL SERVICES (0.8%)
First Data Corp.......................................      99,600    6,660,750
                                                                   ------------
CONSUMER SERVICES (0.2%)
CUC International, Inc. (a)...........................      42,000    1,433,250
                                                                   ------------
DRUGS (6.3%)
Amgen, Inc. (a).......................................     244,000   14,487,500
Elan Corp. Plc ADR (a)(e).............................     138,000    6,710,250
Genzyme Corp. (a).....................................     111,600    6,961,050
Mylan Laboratories, Inc...............................     294,050    6,910,175
Pharmacia & Upjohn, Inc...............................     150,000    5,812,500
Schering-Plough Corp..................................     155,000    8,486,250
Teva Pharmaceutical Industries
 Ltd. ADR (e).........................................     124,000    5,750,500
                                                                   ------------
                                                                     55,118,225
                                                                   ------------
ELECTRONICS (1.0%)
General Instrument Corp. (a)..........................      76,400    1,785,850
Vishay Intertechnology, Inc. (a)......................     227,272    7,159,068
                                                                   ------------
                                                                      8,944,918
                                                                   ------------


                                                         Shares       Value
                                                       ------------------------

FINANCE (5.4%)
Federal National Mortgage Association.................      72,500 $  8,999,063
Green Tree Financial Corp.............................     504,000   13,293,000
Household International Inc...........................     141,400    8,360,275
MGIC Investment Corp..................................     116,500    6,320,125
Travelers Group, Inc..................................     173,333   10,898,312
                                                                   ------------
                                                                     47,870,775
                                                                   ------------
FINANCIAL SERVICES (2.3%)
First USA, Inc........................................     168,000    7,455,000
SunAmerica Inc........................................     267,300   12,696,750
                                                                   ------------
                                                                     20,151,750
                                                                   ------------
HEALTH CARE (3.3%)
Columbia/HCA Healthcare Corp..........................     182,776    9,275,882
HealthCare COMPARE Corp. (a)..........................     104,000    4,524,000
Humana, Inc. (a)......................................     131,000    3,586,125
United Healthcare Corp................................     180,500   11,822,750
                                                                   ------------
                                                                     29,208,757
                                                                   ------------
HOSPITAL MANAGEMENT & SERVICES (1.1%)
HEALTHSOUTH Corp. (a).................................     186,000    5,417,250
OrNda HealthCorp (a)..................................     195,300    4,540,725
                                                                   ------------
                                                                      9,957,975
                                                                   ------------
INSURANCE (1.2%)
American International Group, Inc.....................     114,000   10,545,000
                                                                   ------------
MEDIA (1.1%)
Viacom Inc. Class A (a)...............................      20,416      936,584
Viacom Inc. Class B (a)...............................     181,189    8,583,829
                                                                   ------------
                                                                      9,520,413
                                                                   ------------
MEDICAL EQUIPMENT (2.9%)
Cordis Corp. (a)......................................      99,000    9,949,500
Medtronic, Inc........................................     234,000   13,074,750
Waters Corp. (a)......................................     150,000    2,737,500
                                                                   ------------
                                                                     25,761,750
                                                                   ------------
OIL & GAS EXPLORATION (0.8%)
Triton Energy Corp. (a)...............................     128,600    7,378,425
                                                                   ------------
PUBLISHING (0.7%)
News Corp. Ltd. ADR (e)...............................     283,000    6,049,125
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------


                                                          Shares       Value
                                                        ------------------------

COMMON STOCKS (CONTINUED)

RESTAURANTS & LODGING (2.1%)
HFS, Inc. (a)..........................................     228,900 $ 18,712,575
                                                                    ------------
RETAIL (4.6%)
Bed, Bath & Beyond, Inc. (a)...........................      75,000    2,910,937
Circuit City Stores, Inc...............................     144,000    3,978,000
Gymboree Corp. (a).....................................     125,000    2,578,125
Home Depot, Inc. (The).................................     135,500    6,487,063
Kohl's Corp. (a).......................................     107,000    5,617,500
Kroger Co. (The) (a)...................................     179,000    6,712,500
Lowe's Companies, Inc..................................     232,000    7,772,000
Office Depot, Inc. (a).................................     247,050    4,879,238
                                                                    ------------
                                                                      40,935,363
                                                                    ------------
SOFTWARE (2.1%)
Computer Associates International, Inc.................     259,500   14,759,062
Microsoft Corp. (a)....................................      39,000    3,422,250
                                                                    ------------
                                                                      18,181,312
                                                                    ------------
TECHNOLOGY (8.5%)
General Motors Corp. Class E...........................     102,500    5,330,000
Intel Corp. ...........................................     206,000   11,690,500
Lam Research Corp. (a).................................     178,500    8,166,375
Linear Technology Corp.................................     218,000    8,556,500
Micron Technology Inc..................................     217,300    8,610,513
Motorola, Inc..........................................      98,500    5,614,500
Oracle Corp. (a).......................................     207,000    8,771,625
3Com Corp. (a).........................................     381,000   17,764,125
                                                                    ------------
                                                                      74,504,138
                                                                    ------------
TELECOMMUNICATION EQUIPMENT (0.1%)
Scientific-Atlanta, Inc................................      63,900      958,500
                                                                    ------------
TELECOMMUNICATION SERVICES (1.4%)
Tele-Communications International, Inc. Class A (a)....     156,000    3,549,000
WorldCom, Inc. (a).....................................     244,264    8,610,306
                                                                    ------------
                                                                      12,159,306
                                                                    ------------
TEXTILE & APPAREL (1.3%)
Nine West Group, Inc. (a)..............................     159,700    5,988,750
Warnaco Group, Inc. (The) Class A......................     213,000    5,325,000
                                                                    ------------
                                                                      11,313,750
                                                                    ------------
Total Common Stocks
 (Cost $337,429,497)...................................              530,157,069
                                                                    ------------

                                                     Shares        Value
                                                   -----------------------------
PREFERRED STOCK (0.3%)

PUBLISHING (0.3%)
News Corp. Ltd. ADR-Preference
 Shares (e).......................................     116,500  $  2,242,625
                                                                ------------
Total Preferred Stock
 (Cost $1,777,622)................................                 2,242,625
                                                                ------------
                                                    Principal
                                                     Amount
                                                   -----------
SHORT-TERM INVESTMENTS (9.9%)

COMMERCIAL PAPER (0.7%)
Smith Barney Inc.
 5.55%, due 1/2/96................................ $ 6,290,000     6,290,000
                                                                ------------
Total Commercial Paper
 (Cost $6,290,000)................................                 6,290,000
                                                                ------------
U.S. GOVERNMENT (9.2%)
United States Treasury Note
 4.625%, due 2/15/96 (c)..........................  81,350,000    81,298,750
                                                                ------------
Total U.S. Government
 (Cost $81,295,108)...............................                81,298,750
                                                                ------------
Total Short-Term Investments
 (Cost $87,585,108)...............................                87,588,750
                                                                ------------
Total Investments
 (Cost $754,031,962) (g)..........................       108.5%  955,115,143 (h)
Liabilities in Excess of
 Cash and Other Assets............................        (8.5)  (75,027,729)
                                                   -----------  ------------
Net Assets........................................       100.0% $880,087,414
                                                   ===========  ============

-------
(a) Non-income producing securities.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Partially segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at December 31, 1995.
(e) ADR--American Depository Receipt.
(f) ARM--Adjustable Rate Mortgage. Resets annually.
(g) The cost for Federal income tax purposes is $754,159,402.
(h) At December 31, 1995 net unrealized appreciation was $200,955,741, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $209,293,133 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,337,392.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $754,031,962)...................................  $955,115,143
Cash..............................................................        17,286
Receivables:
 Investment securities sold.......................................    29,353,321
 Dividends and interest...........................................     6,333,567
 Fund shares sold.................................................     1,353,654
Other assets......................................................           724
                                                                    ------------
  Total assets....................................................   992,173,695
                                                                    ------------
LIABILITIES:
Payables:
 Investment securities purchased..................................   110,458,296
 NYLIFE Distributors..............................................       799,232
 Adviser..........................................................       230,635
 Fund shares redeemed.............................................       195,438
 Transfer agent...................................................       172,432
 Custodian........................................................        16,753
 Trustees.........................................................         6,702
Accrued expenses..................................................       128,385
Dividend payable..................................................        78,408
                                                                    ------------
  Total liabilities...............................................   112,086,281
                                                                    ------------
Net assets........................................................  $880,087,414
                                                                    ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A..........................................................  $     10,367
 Class B..........................................................       464,590
Additional paid-in capital........................................   675,285,075
Accumulated undistributed net realized gain on investments........     3,244,201
Net unrealized appreciation on investments........................   201,083,181
                                                                    ------------
Net assets........................................................  $880,087,414
                                                                    ============
CLASS A
Net assets applicable to outstanding shares.......................  $ 19,206,414
                                                                    ============
Shares of beneficial interest outstanding.........................     1,036,716
                                                                    ============
Net asset value per share outstanding.............................  $      18.53
Maximum sales charge (5.50% of offering price)....................          1.08
                                                                    ------------
Maximum offering price per share outstanding......................  $      19.61
                                                                    ============
CLASS B
Net assets applicable to outstanding shares.......................  $860,881,000
                                                                    ============
Shares of beneficial interest outstanding.........................    46,458,958
                                                                    ============
Net asset value per share outstanding.............................  $      18.53
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Dividends (a)....................................................  $  2,928,361
 Interest.........................................................    24,983,040
                                                                    ------------
  Total income....................................................    27,911,401
                                                                    ------------
Expenses: (Note 2)
 Distribution--Class B (Note 3)...................................     4,264,488
 Administration (Note 3)..........................................     2,396,247
 Advisory (Note 3)................................................     2,396,247
 Service (Note 3).................................................     1,913,540
 Transfer agent...................................................     1,150,935
 Shareholder communication........................................       242,217
 Legal............................................................       110,547
 Recordkeeping (Note 3)...........................................       103,032
 Custodian........................................................        95,815
 Registration.....................................................        61,802
 Trustees.........................................................        32,130
 Auditing.........................................................        26,606
 Miscellaneous....................................................        23,645
                                                                    ------------
  Total expenses..................................................    12,817,251
                                                                    ------------
Net investment income.............................................    15,094,150
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments..................................    21,992,458
Net change in unrealized appreciation on investments..............   147,650,614
                                                                    ------------
Net realized and unrealized gain on investments...................   169,643,072
                                                                    ------------
Net increase in net assets resulting from operations..............  $184,737,222
                                                                    ============

-------
(a) Dividends recorded net of foreign withholding taxes of $15,263.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     September 1
                                        Year ended     through      Year ended
                                       December 31   December 31    August 31
                                           1995         1994*          1994
                                       ------------  ------------  ------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income...............  $ 15,094,150  $  5,226,644  $ 14,164,182
 Net realized gain (loss) on
  investments........................    21,992,458    (7,575,587)  (11,527,481)
 Net change in unrealized
  appreciation on investments........   147,650,614   (14,619,656)   10,928,454
                                       ------------  ------------  ------------
 Net increase (decrease) in net
  assets resulting from operations...   184,737,222   (16,968,599)   13,565,155
                                       ------------  ------------  ------------
Dividends and distributions to
 shareholders:
 From net investment income:
 Class A.............................      (256,021)          --            --
 Class B.............................   (14,721,467)   (4,991,269)  (13,932,677)
 From net realized gain on
  investments:
 Class B.............................           --            --     (4,497,654)
 In excess of net investment income:
 Class B.............................           --            --        (88,472)
                                       ------------  ------------  ------------
  Total dividends and distributions
   to shareholders...................   (14,977,488)   (4,991,269)  (18,518,803)
                                       ------------  ------------  ------------
Capital share transactions:
 Net proceeds from sale of shares:
 Class A.............................    18,317,094           --            --
 Class B.............................   129,891,503    55,115,916   213,155,272
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
 Class A.............................       252,728           --            --
 Class B.............................    14,355,622     4,869,818    18,082,566
                                       ------------  ------------  ------------
                                        162,816,947    59,985,734   231,237,838
 Cost of shares redeemed:
 Class A.............................    (1,287,141)          --            --
 Class B.............................   (99,927,014)  (28,920,165)  (73,624,131)
                                       ------------  ------------  ------------
  Increase in net assets derived from
   capital share transactions........    61,602,792    31,065,569   157,613,707
                                       ------------  ------------  ------------
  Net increase in net assets.........   231,362,526     9,105,701   152,660,059

NET ASSETS:
Beginning of period..................   648,724,888   639,619,187   486,959,128
                                       ------------  ------------  ------------
End of period........................  $880,087,414  $648,724,888  $639,619,187
                                       ============  ============  ============
Accumulated undistributed net
 investment income/(excess
 distribution).......................  $        --   $    114,569  $    (88,472)
                                       ============  ============  ============

-------
*The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                   Class B
                                               ---------------------------------------------------
                          Class A    Class B   September 1         Year ended August 31
                          --------  ---------    through    --------------------------------------
                              Year ended       December 31
                          December 31, 1995       1994*       1994      1993      1992      1991
                          -------------------  -----------  --------  --------  --------  --------
Net asset value at
 beginning of period....  $  14.76  $   14.76   $  15.28    $  15.42  $  13.37  $  13.89  $  11.07
                          --------  ---------   --------    --------  --------  --------  --------
Net investment income...      0.42       0.33       0.11        0.38      0.33      0.22      0.26
Net realized and
 unrealized gain (loss)
 on investments.........      3.77       3.77      (0.52)      (0.02)     2.31      0.32      2.83
                          --------  ---------   --------    --------  --------  --------  --------
Total from investment
 operations.............      4.19       4.10      (0.41)       0.36      2.64      0.54      3.09
                          --------  ---------   --------    --------  --------  --------  --------
Less dividends and
 distributions:
From net investment
 income.................     (0.42)     (0.33)     (0.11)      (0.37)    (0.36)    (0.23)    (0.27)
From net realized gain
 on investments.........       --         --         --        (0.13)    (0.23)    (0.83)      --
                          --------  ---------   --------    --------  --------  --------  --------
Total dividends and
 distributions..........     (0.42)     (0.33)     (0.11)      (0.50)    (0.59)    (1.06)    (0.27)
                          --------  ---------   --------    --------  --------  --------  --------
Net asset value at end
 of period..............  $  18.53  $   18.53   $  14.76    $  15.28  $  15.42  $  13.37  $  13.89
                          ========  =========   ========    ========  ========  ========  ========
Total investment return
 (a)....................     28.66%     27.96%     (2.65%)      2.41%    20.09%     3.96%    28.42%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       2.5%       2.0%       2.5%+       2.5%      2.4%      1.7%      2.1%
 Expenses...............       1.1%       1.7%       1.7%+       1.7%      1.8%      2.0%      2.4%
Portfolio turnover rate.       228%       228%        74%        273%      340%      316%      213%
Net assets at end of
 period (in 000's)......  $ 19,206  $ 860,881   $648,725    $639,619  $486,959  $292,002  $116,072

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         THE MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the Total Return Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be im-posed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (ex-cept for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the Total Return Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange,
(e) by appraising debt securities at prices supplied by a pricing agent se-lected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Ad-viser to be representative of market values at the regular close of business of the New York Stock Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which ma-ture in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage backed securities ("MBS") from its portfo-lio to a counterparty from whom it simultaneously agrees to buy a similar secu-rity on a delayed delivery basis. The MDR transactions of the Fund are classi-fied as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recog-nized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commit-ments is included as payables for investments purchased.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Total Return Fund intends to declare and pay dividends quarterly.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                         THE MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is rec-ognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective secu-rities or, if applicable, over the period to the first date of call.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and real-ized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of the average daily net assets of 0.32% and 0.32%, respectively. The Adviser and Administrator have voluntarily agreed to reduce their fees to 0.60% on assets in excess of $500 million.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions,

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

the Adviser and the Administrator each will reduce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most restrictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $233,202 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $725,396.

--------------------------------------------------------------------------------
                         THE MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $45,582.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $47,984 for the year ended December 31, 1995.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of operations.

NOTE 4 -- FEDERAL INCOME TAX:

The Fund utilized $12,498,586, the remaining balance of its capital loss carryforward, during the current year.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of U.S. Government securities, other than short-term securities, were $1,326,421 and $1,303,818, respectively. Purchases and sales of securities, other than U.S. Government se-curities, securities subject to repurchase transactions and short-term securi-ties, were $431,031 and $361,522, respectively.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                           Year Ended      through   Year Ended
                                           December 31   December 31 August 31
                                              1995          1994*       1994
                                         --------------- ----------- ----------
                                         Class A Class B        Class B
                                         ------- ------- ----------------------
Shares sold.............................  1,098   7,677     3,690      13,921
Shares issued in reinvestment of divi-
 dends and distributions................     14     837       332       1,192
                                          -----   -----     -----      ------
                                          1,112   8,514     4,022      15,113
Shares redeemed.........................     75   6,008     1,942       4,828
                                          -----   -----     -----      ------
Net increase............................  1,037   2,506     2,080      10,285
                                          =====   =====     =====      ======

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay Total Return Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

                      This page intentionally left blank

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------

GROWTH FUNDS
-----------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD            HOW IT INVESTS                       CHOOSE THIS FUND IF...
----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR       Invests primarily in common stocks    You want your investments to grow
Capital Appreciation Fund    GRAPH INDICATING      of companies in expanding markets     and are willing to accept a higher
                             RIKS/REWARD OF FUND]  with strong growth potential          level of risk for higher return potential

----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR       Invests in a portfolio that tracks    You seek a conservative way to partici-
Equity Index Fund            GRAPH INDICATING      the makeup and returns of the         pate in the growth potential of stocks+
                             RIKS/REWARD OF FUND]  S&P 500*
----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR       Offers broad diversification into     You prefer the higher return potential
International Equity Fund    GRAPH INDICATING      international stock markets with      of international equities or want to add
                             RIKS/REWARD OF FUND]  an emphasis on risk control           diversification to your domestic
                                                                                         investments++
----------------------------------------------------------------------------------------------------------------------------------

Growth & Income Funds
----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR       Balances current income with growth   You seek a combination of income and
Total Return Fund            GRAPH INDICATING      opportunities by investing in stocks, growth potential and want to manage
                             RIKS/REWARD OF FUND]  bonds, and money market instruments   risk through diversification
----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR       Seeks undervalued stocks with         You seek to maximize total return from
Value Fund                   GRAPH INDICATING      attractive dividends and a stimulus   securities which may have more poten-
                             RIKS/REWARD OF FUND]  for positive change                   tial than the market currently sees
----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR       Invests in convertible securities for You want income from securities that
Convertible Fund             GRAPH INDICATING      a special blend of long-term growth   may offer growth potential if converted
                             RIKS/REWARD OF FUND]  potential and dividend income         into common stock
----------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

|| Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

# A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                         CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Seeks a high level of current income   You are seeking to combine high current
Government Fund              GRAPH INDICATING    consistent with safety of principal    income and safety of principal
                             RISK/REWARD OF      primarily from U.S. government
                             FUND]               securities(S)
-----------------------------------------------------------------------------------------------------------------------------------

High Yield                   [HORIZONTAL BAR     An aggressive high yield bond          You want to maximize current income
Corporate Bond Fund          GRAPH INDICATING    fund that is actively managed for      and can accept the higher risk of
                             RISK/REWARD OF      maximum current income                 securities with high yield potential
                             FUND]
-----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Seeks high current yields and          You prefer the higher return potential of
International Bond Fund      GRAPH INDICATING    competitive total return from non-     international bonds or want to add
                             RISK/REWARD OF      U.S. bonds with an emphasis on         diversification to your domestic
                             FUND]               risk control                           investments++
-----------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Seeks to provide current income,       You are averse to risk or want to earn
Money Market Fund            GRAPH INDICATING    stability of principal, and liquidity, competitive yields on cash you're plan-
                             RISK/REWARD OF      with free checkwriting|                ning to spend or invest in the near future
                             FUND]
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                         RISK/REWARD         HOW IT INVESTS                         CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Seeks high current income that's       You're in a high federal income tax
Tax Free Bond Fund           GRAPH INDICATING    exempt from regular federal            bracket or want to pay less of your
                             RISK/REWARD OF      income tax#                            investment income to the IRS
                             FUND]
------------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Seeks high current income exempt       You're a California resident and want to
California Tax Free Fund     GRAPH INDICATING    from both federal and California       keep more of what you earn by investing
                             RISK/REWARD OF      income taxes consistent with           for income that's double tax free#
                             FUND]               preservation of capital#
------------------------------------------------------------------------------------------------------------------------------------

                             [HORIZONTAL BAR     Seeks high current income exempt       You're a New York State or City resident
New York Tax Free Fund       GRAPH INDICATING    from federal, New York State, and      and want to keep more of what you earn
                             RISK/REWARD OF      New York City income taxes consis-     with income that's double or triple tax
                             FUND]               tent with preservation of capital#     free#
-----------------------------------------------------------------------------------------------------------------------------------


If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

        MainStay Total
        Return Fund

        1995 annual report

        The year in review
            fund results
        & portfolio highlights

        [Logo of MainStay (R) Funds Appears Here]

        December 31, 1995




                   Officers & Trustees

           Alice T. Kane  Chairperson and Trustee
           Walter W. Ubl  President and Trustee
Nancy Maginnes Kissinger  Trustee
        Terry L. Lierman  Trustee
      Donald E.Nickelson  Trustee
  Ralph A. Pfeiffer, Jr.  Trustee
          Donald K. Ross  Trustee
     Richard S. Trutanic  Trustee
      Jefferson C. Boyce  Senior Vice President
        Anthony W. Polis  Chief Financial Officer
         Richard A. Topp  Vice President
      Richard W. Zuccaro  Vice President
     A. Thomas Smith III  Secretary


            Dechert Price & Rhoads
               Legal Counsel


[Logo of MainStay(R) Funds Appears Here]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

            [Logo of New York Live Appears Here]

This report is provided for the information of shareholders of the MainStay Total Return Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

[RECYCLE LOGO]                                            [MAINSTAY LOGO]

                                                                 MSAN15 (296)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                Chairperson's Letter     2

                      MainStay Value Fund Highlights
                    and Portfolio Managers' Comments     4

                           Returns & Lipper Rankings     6

                            Year-by-Year Performance     7

         $10,000 Invested in the MainStay Value Fund
            Class A Shares vs. S&P 500 and Inflation     7

         $10,000 Invested in the MainStay Value Fund
            Class B Shares vs. S&P 500 and Inflation     7

                              Top 25 Equity Holdings     8

                                10 Largest Purchases     9

                                    10 Largest Sales     9

                Diversification by Industry -- Top 5     10

                               Portfolio Composition     10

                                Financial Statements     11

                       Notes to Financial Statements     17

                   Report of Independent Accountants     22

                                  The MainStay Funds     24

--------------------------------------------------------------------------------
Chairperson's Letter
--------------------------------------------------------------------------------

[PHOTO OF ALICE T. KANE APPEARS HERE]

Alice T. Kane, Chairperson

Report to Shareholders for the Year Ended December 31, 1995

Calendar year 1995 was an outstanding year for equities in general, fueled by a combination of low inflation, strong productivity, solid profits, moderate economic growth, and declining interest rates across the maturity spectrum. The S&P 500 Composite Stock Price Index,* which is considered to be generally representative of the U.S. stock market, increased 37.53% in 1995.

In this context, we are pleased to report to you on the activities and investment results of the MainStay(R) Value Fund for the twelve months ended December 31, 1995. The Fund recorded its second highest annual total returns since its inception on May 1, 1986. During 1995, the Fund returned 28.74% and 28.01% for Class A and Class B shares, respectively, excluding all sales charges. The Fund was slightly behind the average Lipper/+/ growth and income fund, which returned 30.83% for the year. Based on the three- and five-year periods, the Value Fund received an overall four-star rating out of 1,394 funds in the equity category from Morningstar, Inc./++/ for the period from December 31, 1990, to December 31, 1995. This placed the Fund among the top 33% of all equity funds they monitor.

Throughout much of the year, growth stocks outperformed value issues. Nevertheless, the Fund's fundamental, bottom-up stock selection and careful portfolio review helped the Fund achieve its double-digit returns. Fertilizer and farm-related issues, defense stocks, and selected banking and transportation issues provided positive contributions to performance. In the first quarter, our consumer nondurable holdings helped push the Fund ahead of the average Lipper growth and income fund. During the second and third quarters, our energy and retail holdings weakened our results. In the fourth quarter, strong performance among selected HMOs helped the Fund outperform its Lipper peers.

The Fund's managers use a disciplined approach to value investing, individually evaluating hundreds of stocks to find companies with features that could propel undervalued issues into the limelight. Details on the Fund's management and makeup are provided on the following pages.

Of course, the Fund's results reflected particularly strong market conditions, which may or may not be repeated in future years. While positive results are important to investors, they represent only one expression of MainStay's ongoing commitment to help our shareholders pursue their investment goals. In 1995, that commitment helped us attract more assets than in any previous year. As a MainStay shareholder, you have played an important role in our success, and we look forward to serving your investment needs for many years to come.

/s/ Alice T. Kane

Alice T. Kane
January 1996

--------------------

 * See page 7 for more information on the S&P 500.

 + See page 6 for more information on Lipper Analytical Services, Inc.

++ Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) to 5 (high) stars are based on a fund's 3- and 5-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. As of 12/31/95, the Fund's 3- and 5-year ratings for those periods were 4 and 4 stars out of 1,394 and 950 funds in the equity category. Only 33% of the funds in an investment category may receive 4 or 5 stars. Ratings reflect Class B share performance only. The Fund's Class A shares introduced 1/3/95 will not be rated by Morningstar until they have 3 years of operating history.

--------------------------------------------------------------------------------
MainStay Value Fund
--------------------------------------------------------------------------------

1995 Fund Highlights

[ ] Second highest annual total returns in the history of the Fund

[ ] Annual total returns of 28.74% and 28.01% for Class A and Class B shares, respectively, excluding all sales charges

For the year ended December 31, 1995, the Value Fund returned 28.74% and 28.01% for Class A and B shares, respectively, excluding all sales charges. These results represented the second highest annual returns in the Fund's history. These outstanding returns reflected unusually favorable market conditions which are unlikely to be repeated in 1996.


[PHOTO OF VALUE TEAM APPEARS HERE]

Value Team--Jeffrey Simon, Judy Secunda, Matthew Shefler, Thomas Kolefas, and Denis Laplaige (left to right)


Although performance was strong in absolute terms, growth stocks outperformed value stocks during much of 1995. As a result, despite the Value Fund outperforming its Lipper peer group in the first and fourth quarters of 1995, it lagged the average Lipper growth and income fund and the S&P 500, which had returns of 30.83% and 37.53%, respectively, for the year.

A slowing economy, combined with low inflation and declining interest rates, made 1995 a challenging year for value investors. This environment was favorable for defense stocks, utilities, and technology issues that replaced labor with knowledge-based systems. It also was favorable for financials, especially banks, and consumer nondurables, as well as niche sectors, such as fertilizers, oil service, and airlines, where supply and demand came into balance. The environment was unfavorable for more economically sensitive sectors such as chemicals, papers, retailers, autos, and auto parts.

As a result of our disciplined individual stock selection, on balance, the Fund was overweighted during the year in economically sensitive sectors with very low price/earnings ratios, which limited the Fund's


Value Stocks
--------------------------------------------------------------------------------
Stocks that are currently out of favor, but have features that the adviser believes are likely to make them increase in value over time.

--------------------------------------------------------------------------------
Highlights & Portfolio Managers' Comments
--------------------------------------------------------------------------------

performance. We were also very underweighted in technology, capital goods stocks and utilities, primarily because these sectors did not meet our strict criteria for free cash flow and value catalysts. This unfavorable sector mix was partially offset by our decisions to hold or buy stocks in some niche segments which did very well, such as fertilizer and farm- related stocks (IMC Global, Potash Corp., Vigoro, and Case), oil service (Coastal Corp.) and defense issues (McDonnell Douglas, Lockheed Martin, Loral, and Honeywell). Also benefiting the Fund were investments in transportation (Union Pacific was one of our largest purchases) and banking (First Fidelity was bought by First Union and First Interstate, with bids from both Wells Fargo and First Bank System). Although the Fund was only market-weighted in consumer nondurables, it benefited from extraordinary returns in such names as Philip Morris, Kroger, and Merck.

The Fund's primary weaknesses relative to its peer group came in the second and third quarters. We pared back on selected energy holdings in the third quarter in response to their poor showing and saw disappointing results in consumer cyclicals, particularly retail holdings, in both the second and third quarters.

In the fourth quarter, our decision to hold HMOs such as U.S. Healthcare, Humana, and FHP, helped contribute to the Fund's positive overall performance. On balance, we believe it was a reasonably good year, given the defensive capital preservation bias in value investing and our rigorous methodology.

Although the economy may slow further before turning around, we believe an eventual pick-up in the economy will cause a rotation back into cyclical stocks, which should cause value investing to come back into favor. Our screening process continues to point toward housing and auto-related stocks, as well as basic industry, where we already have a sizable weighting. At the same time, technology stocks have undergone severe corrections and there may be some selected stocks in this sector that now offer the appropriate value catalysts. Finally, while the retail sector shows some favorable attributes, we have little confidence in earnings estimates based on weak year-end sales. Over the long term, we are confident that our adherence to strict value disciplines will reward the patient investor who seeks to accumulate capital and manage downside risk.[ ]

Denis Laplaige, Thomas Kolefas
Portfolio Managers


Weighting
--------------------------------------------------------------------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is larger than the sector's general relationship to the market as a whole.

--------------------------------------------------------------------------------
Returns & Lipper Rankings as of 12/31/95
--------------------------------------------------------------------------------

Fund average annual total returns *
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Life of Fund
                                                           1 year                       5 years                through 12/31/95
-------------------------------------------------------------------------------------------------------------------------------
Class A                                                    28.74%                        19.75%                     11.54%
Class B                                                    28.01%                        19.61%                     11.47%
-------------------------------------------------------------------------------------------------------------------------------
Fund SEC returns *
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Life of Fund
                                                           1 year                       5 years                through 12/31/95
-------------------------------------------------------------------------------------------------------------------------------
Class A                                                    21.66%                        18.40%                     10.89%
Class B                                                    23.01%                        19.42%                     11.47%
-------------------------------------------------------------------------------------------------------------------------------
Fund Lipper/+/ rankings and year-end Lipper category returns
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Life of Fund/Class
                                                           1 year                       5 years                 through 12/31/95
---------------------------------------------------------------------------------------------------------------------------------
Class A                                             315 out of 445 funds                  n/a                  315 out of 445 funds
Class B                                             336 out of 445 funds          13 out of 194 funds           65 out of 117 funds
Average Lipper growth
and income fund                                            30.83%                        15.33%                     11.71%
---------------------------------------------------------------------------------------------------------------------------------
Fund year-end per-share net asset values and distributions for 1995
-------------------------------------------------------------------------------------------------------------------------------
                                                        NAV 12/31/95                     Income                   Capital Gains
-------------------------------------------------------------------------------------------------------------------------------
Class A                                                    $18.25                       $0.2853                      $0.3171
Class B                                                    $18.25                       $0.1875                      $0.3171
-------------------------------------------------------------------------------------------------------------------------------

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gains and dividend distributions are reinvested.

    Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this Class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two Classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum Contingent Deferred Sales Charge (CDSC) of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

/+/ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. For the 12-month period ended 12/31/95, the Lipper growth and income fund category included 445 funds. The Fund's Class A shares were first offered to the public 1/3/95; Class B shares 5/1/86.

--------------------------------------------------------------------------------
Year-by-Year Performance*
--------------------------------------------------------------------------------

[BAR GRAPH APPEARS HERE]


Year ended 12/31      Total Return %
86                         -9.51
87                         -2.57
88                         16.11
89                         21.38
90                         -6.05
91                         41.26
92                         19.52
93                         13.55
94                         -0.22
95                         28.74
95                         28.01

--------------------------------------------------------------------------------
$10,000 invested in the MainStay Value Fund
vs. S&P 500 and Inflation
--------------------------------------------------------------------------------

Class A Shares

[LINE GRAPH APPEARS HERE]



Year End     S&P 500/++/            Inflation /(s)/     Value Fund
5/1/86        10,000                  10,000                9,450
    86        10,550                  10,175                8,551
    87        11,097                  10,626                8,331
    88        12,927                  11,096               96,734
    89        17,011                  11,611               11,742
    90        16,481                  12,320               11,032
    91        21,481                  12,698               15,583
    92        23,115                  13,066               18,625
    93        25,435                  13,425               21,148
    94        25,780                  13,785               21,102
    95        35,433                  14,144               27,166

Class B Shares

[LINE GRAPH APPEARS HERE]


Year End     S&P 500/++/        Inflation /(s)/   Value Fund
5/1/86        10,000             10,000           10,000
86            10,550             10,175            9,049
87            11,097             10,626            8,816
88            12,927             11,096           10,237
89            17,011             11,611           12,425
90            16,481             12,320           11,674
91            21,481             12,698           16,490
92            23,115             13,066           19,709
93            25,435             13,425           22,379
94            25,780             13,785           22,330
95            35,433             14,144           28,585

--------------------
      The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

/++/ "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's Corporation. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

/(S)/ Inflation is represented by the Consumer Price Index (CPI) which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

--------------------------------------------------------------------------------
Top 25 Equity Holdings as of 12/31/95
--------------------------------------------------------------------------------

Holding                                                                 $ amount
Philip Morris Cos. Inc.                                              $16,317,150
Aetna Life and Casualty Co.                                           14,888,750
Allstate Corp.                                                        12,772,644
Humana, Inc.                                                          12,743,062
Case Corp.                                                            11,698,275
U.S. Healthcare, Inc.                                                 11,648,250
International Business Machines Corp.                                 11,588,025
Premark International, Inc.                                           11,512,125
IMC Global, Inc.                                                      11,485,875
Lockheed Martin Corp.                                                 11,311,773
American International Group, Inc.                                    11,252,625
McDonnell Douglas Corp.                                               11,150,400
British Petroleum Company, Plc ADR                                    11,100,988
Unocal Corp.                                                          10,965,563
Chubb Corp.                                                           10,865,025
First Interstate Bancorp                                              10,851,750
Conrail Inc.                                                          10,752,000
Eastman Kodak Co.                                                     10,619,500
Illinois Central Corp.                                                10,368,925
Kroger Co.                                                            10,293,750
RJR Nabisco Holdings Corp.                                            10,281,375
Panhandle Eastern Corp.                                               10,043,363
Bankers Trust New York Corp.                                          10,041,500
Travelers Group Inc.                                                  10,036,673
Providian Corp.                                                        9,865,575

 Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above.
       Short-term securities are excluded. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
10 Largest Purchases in 1995
--------------------------------------------------------------------------------

Holding                                                       amount of purchase
Aetna Life and Casualty Co.                                          $15,614,088

International Business Machines Corp.                                 11,906,955

Premark International, Inc.                                           11,479,740

Apple Computer, Inc.                                                  11,449,846

Conrail Inc.                                                          10,664,053

British Petroleum Company, Plc                                        10,489,550

Champion International Corp.                                          10,440,417

Bankers Trust New York Corp.                                          10,376,910

Litton Industries, Inc.                                               10,150,784

Union Pacific Corp.                                                    9,991,427

--------------------------------------------------------------------------------
10 Largest Sales in 1995
--------------------------------------------------------------------------------

Holding                                                           amount of sale
Chicago & North Western Holdings Corp.                               $10,157,000

IMC Global, Inc.                                                       9,386,263

Apple Computer, Inc.                                                   8,762,118

Dow Chemical Co.                                                       8,226,664

Lockheed Martin Corp                                                   7,930,253

Weyerhaeuser Co.                                                       7,419,537

Tidewater Inc.                                                         6,431,322

ITT Corp.                                                              6,302,514

Dial Corp.                                                             6,259,298

Niagara Mohawk Power Corp.                                             6,230,972

 Note: This breakdown is provided for informational purposes only. This Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above.
    All securities listed indicate total purchases/sales for the issuer for the year. Short-term securities are excluded. See financial statements for specific type of security held.

--------------------------------------------------------------------------------
Diversification by Industry -- Top 5 as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Insurance                       10.7%
Chemicals                       10.0%
Retail                           7.9%
Banks                            6.2%
Energy                           5.2%
Other                           60.0%

--------------------------------------------------------------------------------
Portfolio Composition as of 12/31/95
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Common Stocks                   89.9%
Cash & Equivalents               8.9%
Preferred Stock                  1.2%

                 Note: actual percentages will vary over time

--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                         Shares       Value
                                                      -------------------------

COMMON STOCKS (89.9%)+
AEROSPACE (1.5%)
McDonnell Douglas Corp...............................      121,200 $ 11,150,400
                                                                   ------------
AUTO MANUFACTURING (0.3%)
General Motors Corp..................................       45,500    2,405,813
                                                                   ------------
BANKS (6.2%)
Bankers Trust New York Corp..........................      151,000   10,041,500
First Bank System, Inc...............................       65,000    3,225,625
First Interstate Bancorp.............................       79,500   10,851,750
First Union Corp.....................................      133,000    7,398,125
National City Corp...................................      215,400    7,135,125
PNC Bank Corp........................................      207,500    6,691,875
                                                                   ------------
                                                                     45,344,000
                                                                   ------------
BEVERAGES (0.9%)
Anheuser-Busch Cos., Inc.............................       99,600    6,660,750
                                                                   ------------
BUILDING MATERIALS (0.6%)
Armstrong World Industries, Inc......................       72,600    4,501,200
                                                                   ------------
CAPITAL GOODS (2.5%)
Case Corp............................................      255,700   11,698,275
Honeywell Inc........................................      133,400    6,486,575
                                                                   ------------
                                                                     18,184,850
                                                                   ------------
CHEMICALS (10.0%)
Agrium, Inc..........................................      127,600    5,742,000
FMC Corp. (a)........................................      135,500    9,163,188
Geon Co. (The).......................................       12,500      304,687
Georgia Gulf Corp....................................      258,000    7,933,500
IMC Global, Inc......................................      281,000   11,485,875
International Specialty Products, Inc. (a)...........      623,500    6,780,562
Lyondell Petrochemical Co............................      312,300    7,143,863
Potash Corp. of Saskatchewan Inc.....................       97,500    6,910,312
PPG Industries, Inc..................................      187,400    8,573,550
Vigoro Corp. (The)...................................      157,300    9,713,275
                                                                   ------------
                                                                     73,750,812
                                                                   ------------
CONGLOMERATES (1.4%)
Hanson Plc ADR (c)...................................      259,300    3,954,325
Textron Inc..........................................       54,000    3,645,000
U.S. Industries, Inc. (a)............................       15,135      278,106
Whitman Corp.........................................       88,400    2,055,300
                                                                   ------------
                                                                      9,932,731
                                                                   ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                         Shares       Value
                                                      -------------------------

DEFENSE ELECTRONICS (3.9%)
Litton Industries, Inc. (a)..........................      219,400 $  9,763,300
Lockheed Martin Corp. ...............................      143,187   11,311,773
Loral Corp...........................................      222,000    7,853,250
                                                                   ------------
                                                                     28,928,323
                                                                   ------------
DOMESTIC OILS (3.3%)
Noble Affiliates, Inc................................      148,100    4,424,487
Parker & Parsley Petroleum Co........................      399,400    8,786,800
Unocal Corp..........................................      376,500   10,965,563
                                                                   ------------
                                                                     24,176,850
                                                                   ------------
DRUGS (1.8%)
Merck & Co., Inc.....................................      110,000    7,232,500
Warner-Lambert Co....................................       61,400    5,963,475
                                                                   ------------
                                                                     13,195,975
                                                                   ------------
ENERGY (5.2%)
Coastal Corp.........................................      258,300    9,621,675
Horsham Corp.........................................      322,200    4,349,700
MAPCO, Inc...........................................      141,500    7,729,437
Panhandle Eastern Corp...............................      360,300   10,043,363
Tosco Corp...........................................      161,700    6,164,812
                                                                   ------------
                                                                     37,908,987
                                                                   ------------
FINANCE (1.4%)
Travelers Group Inc..................................      159,629   10,036,673
                                                                   ------------
FOOD (1.3%)
Archer Daniels Midland Co............................      402,255    7,240,590
IBP, Inc.............................................       41,000    2,070,500
                                                                   ------------
                                                                      9,311,090
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (4.7%)
American Brands, Inc.................................      185,800    8,291,325
Philip Morris Cos. Inc...............................      180,300   16,317,150
RJR Nabisco Holdings Corp............................      333,000   10,281,375
                                                                   ------------
                                                                     34,889,850
                                                                   ------------
HEALTH CARE (3.9%)
Baxter International Inc.............................       48,600    2,035,125
FHP International Corp. (a)..........................       69,100    1,969,350
Foundation Health Corp. (a)..........................        7,500      322,500
Humana, Inc. (a).....................................      465,500   12,743,062
U.S. Healthcare, Inc.................................      250,500   11,648,250
                                                                   ------------
                                                                     28,718,287
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                            THE MAINSTAY VALUE FUND
--------------------------------------------------------------------------------


                                                         Shares       Value
                                                      -------------------------

COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS (1.6%)
Premark International, Inc...........................      227,400 $ 11,512,125
                                                                   ------------
INSURANCE (10.7%)
Aetna Life and Casualty Co...........................      215,000   14,888,750
Allstate Corp. (The).................................      310,581   12,772,644
American International Group, Inc....................      121,650   11,252,625
Chubb Corp. (The)....................................      112,300   10,865,025
Providian Corp.......................................      242,100    9,865,575
SAFECO Corp..........................................      259,000    8,935,500
St. Paul Cos., Inc. (The)............................       61,800    3,437,625
Torchmark Corp.......................................      150,000    6,787,500
                                                                   ------------
                                                                     78,805,244
                                                                   ------------
INTERNATIONAL OILS (2.6%)
British Petroleum Company, Plc ADR (c)...............      108,700   11,100,988
Occidental Petroleum Corp............................      216,000    4,617,000
Union Texas Petroleum Holdings, Inc..................      184,900    3,582,437
                                                                   ------------
                                                                     19,300,425
                                                                   ------------
OIL SERVICES (0.5%)
Nabors Industries, Inc. (a)..........................      326,800    3,635,650
                                                                   ------------
PAPER & FOREST PRODUCTS (4.7%)
Champion International Corp..........................      206,100    8,656,200
Chesapeake Corp......................................      255,900    7,581,037
Rayonier, Inc........................................      216,950    7,240,707
Stone Container Corp.................................      415,000    5,965,625
Temple-Inland Inc....................................      119,500    5,272,937
                                                                   ------------
                                                                     34,716,506
                                                                   ------------
PHOTOGRAPHY (1.4%)
Eastman Kodak Co.....................................      158,500   10,619,500
                                                                   ------------
PUBLISHING (0.1%)
Harland (John H.) Co. (The)..........................       16,400      342,350
                                                                   ------------
RAILROADS (4.2%)
Conrail Inc..........................................      153,600   10,752,000
Illinois Central Corp................................      270,200   10,368,925
Union Pacific Corp...................................      142,700    9,418,200
                                                                   ------------
                                                                     30,539,125
                                                                   ------------
REAL ESTATE (0.8%)
Meditrust............................................      175,200    6,110,100
                                                                   ------------

                                                         Shares       Value
                                                      -------------------------

RETAIL (7.9%)
American Stores Co...................................      235,100 $  6,288,925
Dillard Department Stores, Inc.......................      236,000    6,726,000
Federated Department Stores, Inc. (a)................      234,000    6,435,000
Kroger Co. (The) (a).................................      274,500   10,293,750
Limited Inc. (The)...................................      441,500    7,671,062
Mac Frugals Bargains Close-Outs, Inc. (a)............       74,000    1,036,000
Penney (J.C.) Co., Inc...............................      190,100    9,053,513
Sears, Roebuck and Co................................      224,200    8,743,800
Stop & Shop Cos., Inc. (The) (a).....................       78,300    1,810,687
                                                                   ------------
                                                                     58,058,737
                                                                   ------------
TECHNOLOGY (1.7%)
Apple Computer, Inc..................................       26,400      841,500
International Business Machines Corp.................      126,300   11,588,025
                                                                   ------------
                                                                     12,429,525
                                                                   ------------
TEXTILE & APPAREL (1.0%)
Burlington Industries, Inc. (a)......................      420,800    5,523,000
Jones Apparel Group, Inc. (a)........................       40,000    1,575,000
                                                                   ------------
                                                                      7,098,000
                                                                   ------------
TIRE & RUBBER (1.3%)
Goodyear Tire & Rubber Co. (The).....................      217,100    9,850,913
                                                                   ------------
TRANSPORTATION (0.4%)
Arkansas Best Corp...................................      338,000    2,661,750
                                                                   ------------
UTILITIES-ELECTRIC (2.1%)
Entergy Corp.........................................      146,600    4,288,050
Long Island Lighting Co..............................       83,900    1,373,863
Unicom Corp..........................................      299,400    9,805,350
                                                                   ------------
                                                                     15,467,263
                                                                   ------------
Total Common Stocks
 (Cost $542,174,845).................................               660,243,804
                                                                   ------------
PREFERRED STOCKS (1.2%)
DOMESTIC OILS (0.2%)
Parker & Parsley Capital LLC 6.25% (b)...............       27,000    1,269,000
                                                                   ------------
INTERNATIONAL OILS (1.0%)
Occidental Petroleum Corp. $3.875 (b)................      130,000    7,280,000
                                                                   ------------
Total Preferred Stocks
 (Cost $8,393,375)...................................                 8,549,000
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                     PORTFOLIO OF INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                   Principal
                                                     Amount        Value
                                                  --------------------------

SHORT-TERM INVESTMENTS (9.3%)
COMMERCIAL PAPER (9.3%)
American Express Credit Corp.
 5.65%, due 1/5/96............................... $ 20,423,000  $ 20,423,000
Beneficial Corp.
 5.92%, due 1/3/96...............................   13,012,000    13,012,000
Ford Motor Credit Co.
 5.80%, due 1/2/96...............................   13,364,000    13,364,000
General Electric Capital Corp.
 5.95%, due 1/4/96...............................   21,473,000    21,473,000
                                                                ------------
Total Short-Term Investments
 (Cost $68,272,000)..............................                 68,272,000
                                                                ------------
Total Investments
 (Cost $618,840,220) (d).........................        100.4%  737,064,804 (e)
Liabilities in Excess of Cash and
 Other Assets....................................         (0.4)   (2,967,114)
                                                  ------------  ------------
Net Assets.......................................        100.0% $734,097,690
                                                  ============  ============

-------
(a) Non-income producing securities.
(b) May be sold to institutional investors only.
(c) ADR--American Depository Receipt.
(d) The cost for Federal income tax purposes is $618,902,385.
(e) At December 31, 1995 net unrealized appreciation was $118,162,419, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $131,531,214 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,368,795.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                            THE MAINSTAY VALUE FUND
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1995

ASSETS:
Investment in securities, at value (Note 2)
 (identified cost $618,840,220)...................................  $737,064,804
Cash..............................................................           230
Receivables:
 Investment securities sold.......................................     2,828,230
 Dividends and interest...........................................     1,785,043
 Fund shares sold.................................................     1,473,473
Other assets......................................................           556
                                                                    ------------
  Total assets....................................................   743,152,336
                                                                    ------------
LIABILITIES:
Payables:
 Investment securities purchased..................................     7,479,555
 NYLIFE Distributors..............................................       677,081
 Adviser..........................................................       190,588
 Fund shares redeemed.............................................       166,996
 Transfer agent...................................................       128,015
 Custodian........................................................        12,400
 Trustees.........................................................         3,819
Accrued expenses..................................................       114,954
Dividend payable..................................................       281,238
                                                                    ------------
  Total liabilities...............................................     9,054,646
                                                                    ------------
Net assets........................................................  $734,097,690
                                                                    ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share)
unlimited number of shares authorized
 Class A..........................................................  $     13,838
 Class B..........................................................       388,462
Additional paid-in capital........................................   609,675,901
Accumulated undistributed net realized gain on investments........     5,794,905
Net unrealized appreciation on investments........................   118,224,584
                                                                    ------------
Net assets........................................................  $734,097,690
                                                                    ============
CLASS A
Net assets applicable to outstanding shares.......................  $ 25,257,893
                                                                    ============
Shares of beneficial interest outstanding.........................     1,383,786
                                                                    ============
Net asset value per share outstanding.............................  $      18.25
Maximum sales charge (5.50% of offering price)....................          1.06
                                                                    ------------
Maximum offering price per share outstanding......................  $      19.31
                                                                    ============
CLASS B
Net assets applicable to outstanding shares.......................  $708,839,797
                                                                    ============
Shares of beneficial interest outstanding.........................    38,846,202
                                                                    ============
Net asset value per share outstanding.............................  $      18.25
                                                                    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Income:
 Dividends (a)....................................................  $ 12,890,256
 Interest.........................................................     2,868,681
                                                                    ------------
  Total income....................................................    15,758,937
                                                                    ------------
Expenses: (Note 2)
 Distribution--Class B (Note 3)...................................     3,472,749
 Administration (Note 3)..........................................     1,932,406
 Advisory (Note 3)................................................     1,932,406
 Service (Note 3).................................................     1,489,000
 Transfer agent...................................................     1,002,666
 Shareholder communication........................................       171,287
 Registration.....................................................        86,563
 Recordkeeping (Note 3)...........................................        85,935
 Legal............................................................        84,206
 Custodian........................................................        67,522
 Trustees.........................................................        23,202
 Auditing.........................................................        21,929
 Miscellaneous....................................................        10,380
                                                                    ------------
  Total expenses..................................................    10,380,251
                                                                    ------------
Net investment income.............................................     5,378,686
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments..................................    16,635,456
Net change in unrealized appreciation on investments..............   123,032,869
                                                                    ------------
Net realized and unrealized gain on investments...................   139,668,325
                                                                    ------------
Net increase in net assets resulting from operations..............  $145,047,011
                                                                    ============

-------
(a) Dividends recorded net of foreign withholding taxes of $57,619.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     September 1
                                        Year ended     through      Year ended
                                       December 31   December 31    August 31
                                           1995         1994*          1994
                                       ------------  ------------  ------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income...............  $  5,378,686  $  1,288,831  $  1,601,231
 Net realized gain on investments....    16,635,456     5,313,050    19,534,498
 Net change in unrealized
  appreciation on investments........   123,032,869   (34,834,924)    6,143,493
                                       ------------  ------------  ------------
 Net increase (decrease) in net
  assets resulting from operations...   145,047,011   (28,233,043)   27,279,222
                                       ------------  ------------  ------------
Dividends and distributions to
 shareholders:
 From net investment income:
 Class A.............................      (267,440)          --            --
 Class B.............................    (6,780,394)   (1,007,143)   (1,592,465)
 From net realized gain on
  investments:
 Class A.............................      (426,799)          --            --
 Class B.............................   (12,055,583)  (18,560,847)  (11,349,759)
                                       ------------  ------------  ------------
  Total dividends and distributions
   to shareholders...................   (19,530,216)  (19,567,990)  (12,942,224)
                                       ------------  ------------  ------------
Capital share transactions:
 Net proceeds from sale of shares:
 Class A.............................    23,330,370           --            --
 Class B.............................   181,653,393    67,452,278   242,065,471
 Net asset value of shares issued to
  shareholders in reinvestment
  of dividends and distributions:
 Class A.............................       685,112           --            --
 Class B.............................    18,480,553    19,258,459    12,778,078
                                       ------------  ------------  ------------
                                        224,149,428    86,710,737   254,843,549
 Cost of shares redeemed:
 Class A.............................    (1,267,040)          --            --
 Class B.............................   (86,666,292)  (16,334,014)  (45,915,871)
                                       ------------  ------------  ------------
  Increase in net assets derived from
   capital share transactions........   136,216,096    70,376,723   208,927,678
                                       ------------  ------------  ------------
  Net increase in net assets.........   261,732,891    22,575,690   223,264,676
NET ASSETS:
Beginning of period..................   472,364,799   449,789,109   226,524,433
                                       ------------  ------------  ------------
End of period........................  $734,097,690  $472,364,799  $449,789,109
                                       ============  ============  ============
Accumulated undistributed net
 investment income...................  $        --   $    287,524  $      5,836
                                       ============  ============  ============

-------
* The Fund changed its fiscal year end from August 31 to December 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                            THE MAINSTAY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(SELECTED PER SHARE DATA AND RATIOS)

                                                                  Class B
                                               -------------------------------------------------
                          Class A    Class B   September 1        Year ended August 31
                          --------  ---------    through    ------------------------------------
                              Year ended       December 31
                          December 31, 1995       1994*       1994      1993     1992     1991
                          -------------------  -----------  --------  --------  -------  -------
Net asset value at
 beginning of period....  $  14.66  $   14.66   $  16.30    $  15.90  $  13.82  $ 13.27  $ 10.42
                          --------  ---------   --------    --------  --------  -------  -------
Net investment income...      0.29       0.19       0.04        0.06      0.07     0.12     0.14
Net realized and
 unrealized gain (loss)
 on investments.........      3.91       3.91      (1.03)       1.04      3.40     1.64     3.07
                          --------  ---------   --------    --------  --------  -------  -------
Total from investment
 operations.............      4.20       4.10      (0.99)       1.10      3.47     1.76     3.21
                          --------  ---------   --------    --------  --------  -------  -------
Less dividends and
 distributions:
From net investment
 income.................     (0.29)     (0.19)     (0.03)      (0.06)    (0.10)   (0.09)   (0.20)
From net realized gain
 on investments.........     (0.32)     (0.32)     (0.62)      (0.64)    (1.29)   (1.12)   (0.16)
                          --------  ---------   --------    --------  --------  -------  -------
Total dividends and
 distributions..........     (0.61)     (0.51)     (0.65)      (0.70)    (1.39)   (1.21)   (0.36)
                          --------  ---------   --------    --------  --------  -------  -------
Net asset value at end
 of period..............  $  18.25  $   18.25   $  14.66    $  16.30  $  15.90  $ 13.82  $ 13.27
                          ========  =========   ========    ========  ========  =======  =======
Total investment return
 (a)....................     28.74%     28.01%     (6.03%)      7.26%    26.58%   14.82%   31.79%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..       1.5%       0.9%       0.8%+       0.5%      0.5%     0.8%     1.2%
 Expenses...............       1.2%       1.8%       1.8%+       1.9%      1.9%     1.9%     2.4%
Portfolio turnover rate.        48%        48%        11%         53%       77%     145%     150%
Net assets at end of
 period (in 000's)......  $ 25,258  $ 708,840   $472,365    $449,789  $226,524  $77,877  $44,548

-------
 * The Fund changed its fiscal year end from August 31 to December 31. + Annualized
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Busi-ness Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and com-prises thirteen portfolios. These financial statements and notes relate only to the Value Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distri-bution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be im-posed on redemptions made within six years of purchase. Any purchase of Class A shares of $1,000,000 or more on which the initial sales charge was waived will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class A shares and Class B shares bear the same voting (ex-cept for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets at-tributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the shares of that class that are out-standing.

SECURITIES VALUATION. Portfolio securities of the Value Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by ap-praising common and preferred stocks traded on other United States national se-curities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by ap-praising over-the-counter securities quoted on the National Association of Se-curities Dealers NASDAQ

--------------------------------------------------------------------------------
                            THE MAINSTAY VALUE FUND
--------------------------------------------------------------------------------

system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers se-lected by the Adviser, if these prices are deemed to be representative of mar-ket values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign ex-changes and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $1,381,624 have been reclassified from accu-mulated undistributed net realized gain on investments to accumulated undis-tributed net investment income due to the tax treatment of short-term capital gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Value Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are deter-mined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transac-tions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses with respect to the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on invest-ments of the Fund are

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-cial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY POLICIES:

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corpora-tion ("MacKay-Shields") acts as investment adviser to the Fund under an Invest-ment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned sub-sidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an an-nual rate of the average daily net assets of 0.36% on assets up to $200 mil-lion, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

The Investment Advisory and Administration Agreements for the Fund also provide that in the event the expenses of the Fund (including the fees for the Adviser and Administrator, but excluding interest, taxes, organization expenses, liti-gation and indemnification expenses, distribution fees and other extraordinary expenses) for any fiscal year exceed the most restrictive limitation of certain state securities commissions, the Adviser and the Administrator each will re-duce their fee payable by the Fund by 50% of the amount of such excess up to the extent of their fees. The expenses of the Fund did not exceed the most re-strictive expense limitation for the year ended December 31, 1995.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agree-ment with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accor-dance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribu-tion or service activities as designated by the Distributor. Pursuant to the

--------------------------------------------------------------------------------
                            THE MAINSTAY VALUE FUND
--------------------------------------------------------------------------------

Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distribu-tions), less the aggregate net asset value of the Fund's Class B shares ex-changed or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distri-bution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

SALES CHARGES. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $413,692 for the year ended December 31, 1995.

The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for the year ended December 31, 1995 in the amount of $638,963.

TRUSTEES FEES. Trustees, other than those affiliated with New York Life, Mac-Kay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. The Trust has an agreement with NYLIFE Distributors to provide certain transfer agency services for the Fund. Fees for these services for the year ended December 31, 1995 were $56,229.

Fees for the cost of legal services provided to the Fund by the Office of Gen-eral Counsel of New York Life amounted to $34,782 for the year ended December 31, 1995.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

In connection with the placement of portfolio transactions for the year ended December 31, 1995, NYLIFE Securities was paid commissions of $5,074 for the Value Fund.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the year ended December 31, 1995 is shown on the statement of operations.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1995 purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase trans-actions and short-term securities, were $360,925 and $261,834, respectively.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         September 1
                                           Year Ended      through   Year Ended
                                           December 31   December 31 August 31
                                              1995          1994*       1994
                                         --------------- ----------- ----------
                                         Class A Class B        Class B
                                         ------- ------- ----------------------
Shares sold.............................  1,421  10,815     4,371      15,450
Shares issued in reinvestment of divi-
 dends and distributions................     38   1,028     1,322         840
                                          -----  ------     -----      ------
                                          1,459  11,843     5,693      16,290
Shares redeemed.........................     75   5,223     1,063       2,942
                                          -----  ------     -----      ------
Net increase............................  1,384   6,620     4,630      13,348
                                          =====  ======     =====      ======

-------
*The Fund changed its fiscal year end from August 31 to December 31.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities (including the portfolio of investments) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the MainStay Value Fund, (one of the thirteen funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial state-ments based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 12, 1996

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                                                                              23

--------------------------------------------------------------------------------
The MainStay Funds
--------------------------------------------------------------------------------

GROWTH FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar   Invests primarily in common stocks        You want your investments to grow
Capital Appreciation Fund    graph indicating  of companies in expanding markets         and are willing to accept a higher
                             risk/reward of    with strong growth potential              level of risk for higher return potential
                             fund]
-----------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar   Invests in a portfolio that tracks        You seek a conservative way to partici-
Equity Index Fund            graph indicating  the makeup and returns of the             pate in the growth potential of stocks/+/
                             risk/reward of    S&P 500*
                             fund]
-----------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar   Offers broad diversification into         You prefer the higher return potential
International Equity Fund    graph indicating  international stock markets with          of international equities or want to add
                             risk/reward of    an emphasis on risk control               diversification to your domestic
                             fund]                                                       investments/++/
-----------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar   Balances current income with growth       You seek a combination of income and
Total Return Fund            graph indicating  opportunities by investing in stocks,     growth potential and want to manage
                             risk/reward of    bonds, and money market instruments       risk through diversification
                             fund]
-----------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar   Seeks undervalued stocks with             You seek to maximize total return from
Value Fund                   graph indicating  attractive dividends and a stimulus       securities which may have more poten-
                             risk/reward of    for positive change                       tial than the market currently sees
                             fund]
-----------------------------------------------------------------------------------------------------------------------------------
                             [horizontal bar   Invests in convertible securities for     You want income from securities that
Convertible Fund             graph indicating  a special blend of long-term growth       may offer growth potential if converted
                             risk/reward of    potential and dividend income             into common stock
                             fund]
-----------------------------------------------------------------------------------------------------------------------------------

  * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's Corporation.

  + The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

 ++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund are guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

 || Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

  # A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
                      [horizontal bar graph    Seeks a high level of current income      You are seeking to combine high current
Government Fund       indicating risk/reward   consistent with safety of principal       income and safety of principal
                      of fund]                 primarily from U.S. government
                                               securities/(S)/
-----------------------------------------------------------------------------------------------------------------------------------
High Yield            [horizontal bar graph    An aggressive high yield bond             You want to maximize current income
Corporate Bond Fund   indicating risk/reward   fund that is actively managed for         and can accept the higher risk of
                      of fund]                 maximum current income                    securities with high yield potential
-----------------------------------------------------------------------------------------------------------------------------------
                      [horizontal bar graph    Seeks high current yields and             You prefer the higher return potential
International Bond    indicating risk/reward   competitive total return from non-        of international bonds or want to add
  Fund                of fund]                 U.S. bonds with an emphasis on            diversification to your domestic
                                               risk control                              investments/++/
-----------------------------------------------------------------------------------------------------------------------------------
                      [horizontal bar graph    Seeks to provide current income,          You are averse to risk or want to earn
Money Market Fund     indicating risk/reward   stability of principal, and liquidity,    competitive yields on cash you're plan-
                      of fund]                 with free checkwriting/||/                ning to spend or invest in the near future
-----------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
FUND                           RISK/REWARD     HOW IT INVESTS                            CHOOSE THIS FUND IF...
-----------------------------------------------------------------------------------------------------------------------------------
                      [horizontal bar graph    Seeks high current income that's          You're in a high federal income tax
Tax Free Bond Fund    indicating risk/reward   exempt from regular federal               bracket or want to pay less of your
                      of fund]                 income tax/#/                             investment income to the IRS
-----------------------------------------------------------------------------------------------------------------------------------
                      [horizontal bar graph    Seeks high current income exempt          You're a California resident and want to
California Tax Free   indicating risk/reward   from both federal and California          keep more of what you earn by investing
  Fund                of fund]                 income taxes consistent with              for income that's double tax free/#/
                                               preservation of capital/#/
-----------------------------------------------------------------------------------------------------------------------------------
                      [horizontal bar graph    Seeks high current income exempt          You're a New York State or City resident
New York Tax Free     indicating risk/reward   from federal, New York State, and         and want to keep more of what you earn
  Fund                of fund]                 New York City income taxes consis-        with income that's double or triple tax
                                               tent with preservation of capital/#/      free/#/
-----------------------------------------------------------------------------------------------------------------------------------

If you would like to learn more about any of the MainStay Funds not covered by your current prospectus, please call your Registered Representative. Your Registered Representative can provide you with additional prospectuses which contain more complete information including advisory fees, other expenses, and share classes. Please read the prospectus carefully before you invest or send money. Shares must be offered in the investor's state of residence.

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26

--------------------------------------------------------------------------------
                                   MainStay
                                  Value Fund
--------------------------------------------------------------------------------

                                     1995
                                    annual
                                    report

                              The year in review
                                 fund results
                            & portfolio highlights

                   [LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]


--------------------------------------------------------------------------------
                               December 31, 1995
--------------------------------------------------------------------------------



                              Officers & Trustees

                        Alice T. Kane      Chairperson and Trustee
                        Walter W. Ubl      President and Trustee
             Nancy Maginnes Kissinger      Trustee
                     Terry L. Lierman      Trustee
                  Donald E. Nickelson      Trustee
               Ralph A. Pfeiffer, Jr.      Trustee
                       Donald K. Ross      Trustee
                  Richard S. Trutanic      Trustee
                   Jefferson C. Boyce      Senior Vice President
                     Anthony W. Polis      Chief Financial Officer
                      Richard A. Topp      Vice President
                   Richard W. Zuccaro      Vice President
                  A. Thomas Smith III      Secretary

                            Dechert Price & Rhoads
                                 Legal Counsel

[LOGO OF MAINSTAY(R) FUNDS APPEARS HERE]

NYLIFE Distributors Inc.
260 Cherry Hill Road
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO OF NEW YORK LIFE APPEARS HERE]

This report is provided for the information of shareholders of the MainStay Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

[LOGO OF RECYCLED PAPER APPEARS HERE]                               MSAN16 (296)